OFFICE LEASE AGREEMENT
BETWEEN
AAT CC BELLEVUE, LLC
AS LANDLORD
AND
SMARTSHEET, INC.
AS TENANT

OFFICE LEASE AGREEMENT
This Office Lease Agreement (“Lease”) is entered into effective as of January 29, 2018 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), who agree as follows:
1.Agreement to Let. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon all of the terms, provisions, and conditions contained in this Lease, (i) those certain premises described in the Principal Lease Provisions below (the “Premises”), consisting of a portion of that certain building described in the Principal Lease Provisions below (the “Building”), which is in turn a part of the Project (as described in the Principal Lease Provisions below), along with (ii) the non-exclusive right to use, in common with Landlord, Landlord’s invitees and licensees, and the other tenants and users of space within the Project, those portions of the Project intended for use by, or benefiting, tenants of the Project in common including, without limitation, the landscaped areas, passageways, walkways, hallways, elevators, parking areas, and driveways of the Building and the Project, but excluding all interior areas of the other buildings in the Project other than the Building (collectively, the “Common Areas”). This Lease confers no rights, however, to the roof, exterior walls, or utility raceways of the Building, nor rights to any other building in the Project, nor with regard to either the subsurface of the land below the ground level of the Project or with regard to the air space above the ceiling of the Premises; provided, however, that Tenant shall have the limited right to access systems and equipment exclusively serving the Premises (for which Tenant has maintenance and repair responsibilities pursuant to Paragraph 10.1, below) that may be located on the roof, in exterior or demising walls, in utility raceways, in the airspaces above the ceiling of the Premises, or in any other portion of the Building or the Common Areas for the sole purpose of maintaining, repairing, and replacing such systems and equipment.
2.Principal Lease Provisions. The following are the Principal Lease Provisions of this Lease. Other portions of this Lease explain and describe these Principal Lease Provisions in more detail and should be read in conjunction with this Paragraph. In the event of any conflict between the Principal Lease Provisions and the other portions of this Lease, the Principal Lease Provisions will control. (Terms shown in quotations are defined terms used elsewhere in this Lease)
2.1“Project”: That certain office project, commonly referred to as City Center Bellevue, in Bellevue, Washington, as more particularly depicted on the attached Exhibit “A”.
2.2“Building”: That certain building within the Project as designated on the attached Exhibit “A”, sometimes referred to as City Center Bellevue, whose mailing address is 500 108th Avenue NE, Bellevue, WA 98004.
2.3“Premises”: Suite 200; consisting of the 2”d floor of the Building, as more particularly described on the attached Exhibit “B-1” (the “Phase I Premises”), and Suite 400; consisting of a portion of the 4th floor of the Building, as more particular described on the attached “Exhibit B-2” (the “Phase II Premises”) (collectively, the “Premises”).
2.4Area of the Premises: The Premises consist of 53,972 Rentable Square Feet of space (consisting of the Phase I Premises measuring an agreed 34,275 Rentable Square Feet and the Phase II Premises measuring an agreed 19,697 Rentable Square Feet). The term “Rentable Square Feet”, “Usable Square Footage”, and similar terms dealing with Rentable or Usable means of describing measurements of square footages, will have the meanings of such term adopted by the Building Owners and Managers Association International (relative to multitenant floors). The Premises are not subject to remeasurement during the initial Lease Term through the Initial Expiration Date.
2.5“Lease Term”: The period beginning on the Lease Commencement Date and ending on the Expiration Date.
2.5.1“Lease Commencement Date”: The date Landlord tenders possession of the Phase I Premises to Tenant in the condition required hereunder.

2.5.2“Initial Expiration Date”: October 31, 2026.
2.5.3Extension Rights: Yes; One (1) Option to Extend for a period of five years (5) years (Paragraph 3.2).
2.6“Basic Monthly Rent”: $3,875 per Rentable Square Foot, fully-serviced, subject to adjustment pursuant to attached Addendum No. 1. Basic Monthly Rent will always be due and payable on or before the first day of the applicable month, except that the first month’s Basic Monthly Rent will be due and payable upon the date of Landlord’s execution of this Lease.
2.7“Phase I Premises Rent Commencement Date”: Commencement Date. The Lease Commencement Date.
2.8“Phase II Premises Rent Commencement Date”: March 1, 2019.
2.9“Security Deposit” and “Letter of Credit”: (i) $209,141.51 cash (“Security Deposit”), which is due and payable on the Lease Commencement Date and does not constitute last month’s rent, and (ii) $1,750,000.00 (“Letter of Credit”) which shall be issued prior to commencement of Landlord’s Work, each, subject to the terms and conditions set forth in Paragraph 6 below. Last month’s rent must be separately paid by Tenant on or before the first day of the last month of the Lease Term. If Tenant exercises any Option to Extend (as defined below) contained herein, then as a condition precedent to the effectiveness of Tenant’s exercise of such Option to Extend, Tenant shall pay to Landlord an amount equal to the difference between the Basic Monthly Rent for the last year of the applicable Extension Term (as defined below) and the amount of the Security Deposit then held by Landlord; which additional amount will be added to, and constitute a part of, the Security Deposit from that point forward.
2.10“Base Year’’: Calendar year 2019.
2.11Guarantor: None.
2.12Address for Landlord:
AAT CC BELLEVUE, LLC
c/ o American Assets Trust Management, LLC
11455 El Camino Real, Suite 200
San Diego, CA 92130
Attn: Property Management (Office)
2.13Addresses for Tenant
Legal Notices Addresses

10500 NE 8th Street, Suite 1300,
Bellevue, WA 98004

2.14“Permitted Use”: The Premises shall be used for general office purposes including without limitation any and all uses in connection with the development, sales, marketing, and testing of Saas products, in accordance with all applicable laws, statutes, ordinances, and regulations and the provisions of this Lease, and for no other use.
2.15Building Standard Operating Hours:
Monday through Friday:     7:00 a.m.-6:00 p.m.
Saturday:    8:00 a.m.-1:00 p.m.
(excluding Sundays and any federal holidays)

2.16Participating Brokers:
Landlord’s:    Broderick Group, Inc.
Tenant’s:    Washington Partners Corporate Real Estate, Inc.
2.17Initial Payment Amounts: $418,283.02 (which represents the Security Deposit of $209,141.51, plus first month’s Basic Monthly Rent for the Phase I Premises of $132,815.63, plus the first month’s Basic Monthly Rent for the Phase II Premises of $76,325.88) which amount is payable on the date Tenant executes this Lease.
2.18Parking Pass Ratio: Two (2) unreserved parking passes for every 1,000 rentable square feet of the Premises, subject to the terms of Article 11 of the Lease. Said parking ratio includes all spaces within the Project, including without limitation reserved, unreserved, handicap, and visitor parking spaces, and is subject to temporary interruptions in connection with Landlord’s continued development of the Project. All unreserved parking shall be provided on a free and unassigned basis (i.e., first come, first served).
3.Lease Term.
3.1Description of Lease Term. The Lease Term shall commence on the “Lease Commencement Date”, and shall expire on the “Initial Expiration Date”, subject to (i) any extension rights described in Paragraph 3.2, below, and (ii) earlier termination by Landlord, as provided in this Lease. The term “Expiration Date”, as used in this Lease, shall mean the Initial Expiration Date, any earlier date upon which this Lease is terminated by Landlord, as provided below, or if the Lease Term is extended pursuant to Paragraph 3.2, below, then the last day of any exercised Extension Term.
3.2Extension Rights. As to each of the Phase I Premises and the Phase II Premises, Tenant shall, subject to all of the provisions of this Paragraph 3.2 (including all subparagraphs hereof), have the option to extend the Lease Term (the “Option to Extend”) for one (1) additional term(s) of five (5) years (the “Extension Term”), provided Tenant is in occupancy of not less than 75% of the applicable Premises (i.e., Phase I or Phase II) at the time of exercise of the Option to Extend and Tenant gives Landlord written notice via overnight nationally-recognized courier (such as FedEx or UPS), with signature acknowledgement by recipient required, of its election to exercise the Option to Extend no less than 9 months and no more than 12 months prior to the then applicable Expiration Date. Such notice will constitute Tenant’s irrevocable election to exercise the Option to Extend and may not subsequently be revoked by Tenant except as provided below. Time is of the essence with respect to the timing of such requirement to give notice to Landlord. Tenant may exercise the Option to Extend with respect to either or both of the Phase I Premises or the Phase 11 Premises but, in any event, must do so in accordance with this Paragraph 3.2.
3.2.1Restrictions on Transferability of Option. The Option to Extend is personal to the Tenant originally named in this Lease or any Permitted Transferee (as defined below) and may not be exercised by anyone other than such originally named Tenant or a Permitted Transferee.
3.2.2Conditions Terminating Tenant’s Rights to Exercise Option. Tenant shall not have the right to exercise the Option to Extend, notwithstanding any1hing set forth above to the contrary: (a) during any period of time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provision of this Lease (after giving effect to any applicable cure period) and continuing until the default alleged in said notice is cured; (b) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid; or (c) in the event that Landlord has given to Tenant two or more notices of default or two or more late charges have become payable under this Lease during the 12-month period prior to the time that Tenant attempts to exercise the Option to Extend. The period of time within which the Option to Extend may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Option to Extend because of the foregoing provisions of this Paragraph 3.2.2, even if the effect thereof is to eliminate Tenant’s right to exercise the Option to Extend.

3.2.3Conditions Terminating Tenant’s Option Rights. All rights with respect to the Option to Extend (including rights as to subsequent Extension Terms, if any) shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option to Extend, if, after such exercise, but prior to the commencement of the Extension Term, Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten days after such obligation became due (without imposing any obligation on the part of Landlord to give notice thereof to Tenant); (b) Tenant fails to cure a non-monetary default within 30 days (or such longer period as may otherwise be applicable under this Lease) after the date the Landlord gives notice to Tenant of such default or (c) Landlord gives to Tenant two or more notices of default or two or more late charges become payable for any monetary defaults, whether or not such defaults are cured.
3.2.4Terms and Conditions of Extension of Lease Term. If Tenant duly and timely exercises the Option to Extend, then this Lease shall remain in full force and effect for such additional five (5) year period, except that the Basic Monthly Rent will adjust as of the first day of the Extension Term such that for the first year of the Extension Term the Basic Monthly Rent shall be equal to the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term and determined pursuant to Paragraph 3.2.5, below (the “Then-Prevailing Rate”). The Basic Monthly Rent will thereafter be adjusted in accordance with the provisions of attached Addendum No. 1.
3.2.5Determination of Then-Prevailing Rate. If Tenant exercises the Option to Extend, then Landlord shall, within 15 business days of receipt of Tenant’s written notice of exercise, provide Tenant with written notice of the Then-Prevailing Rate and the calculation of the new Basic Monthly Rent to be effective during the first year of the Extension Term. Tenant shall have ten business days from the date of Landlord’s notice in which to (a) accept Landlord’s determination of the Then-Prevailing Rate, (b) revoke Tenant’s election to exercise the Option to Extend, in which case Tenant’s Option to Extend shall be null and void, or (c) dispute Landlord’s determination of the Then-Prevailing Rate. If Tenant fails to notify Landlord, in writing, of its disagreement with Landlord’s determination of the Then-Prevailing Rate within such ten business day period, then Tenant will be deemed to have accepted Landlord’s determination and Landlord’s determination shall be binding on both parties. If Tenant disputes such determination, then its notice to Landlord disputing such determination must set forth Tenant’s determination of the Then-Prevailing Rate. Upon receipt of Tenant’s notice, Landlord and Tenant shall promptly meet and, in good faith, attempt to agree upon the Then-Prevailing Rate. If Landlord and Tenant are unable to reach agreement upon the Then-Prevailing Rate within 30 days of the date of Landlord’s receipt of Tenant’s dispute notice, then the parties shall promptly submit such dispute to the Bellevue office of the American Arbitration Association (the “AAA”), or its successor, for resolution before a single arbitrator (who must have at least ten years’ experience in the King County commercial real estate market as a real estate broker or MAI appraiser) in accordance with Real Estate Industry Arbitration Rules of the AAA. Within ten days of the commencement of the arbitration, Landlord and Tenant shall each provide the arbitrator with their respective written determination of the Then-Prevailing Rate-which determination need not be the same determination previously made by such party in any notice given under this Paragraph and will not be disclosed by the arbitrator until both parties have submitted their respective written determinations. The arbitrator’s sole authority will be to select which of Landlord’s or Tenant’s respective written determinations of the Then-Prevailing Rate most closely approximates the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term; provided, however, if either party fails to timely submit such a written determination to the arbitrator, then the arbitrator shall use the written determination of such party that was set forth in the notices described above in making such selection. In no event may such arbitrator select any amount as the Then-Prevailing Rate other than either Landlord’s determination or Tenant’s determination. The decision of the arbitrator shall be binding upon all parties and the cost of the arbitration shall be split equally between Landlord and Tenant.
4.Delivery of Possession.

4.1Phase I Premises Delivery Requirements. Prior to the tender of possession of the Phase I Premises to Tenant, Landlord, at its cost, shall have Substantially Completed the work described in Exhibit “C” to this Lease (“Landlord’s Work”) and caused all HVAC, plumbing, electrical and mechanical systems to be in good working order. Landlord’s tender of possession of the Phase I Premises shall be deemed to have occurred upon Tenant’s written acknowledgement that Landlord’s Work has been Substantially Completed (which shall not be withheld for unfinished minor “punchlist” items) and is free from material defects and that all HVAC, plumbing, electrical and mechanical systems are in good working order (which acknowledgement shall not be unreasonably withheld or delayed) following Landlord’s notification to Tenant (which notification may be telephonic, by written notice, or by electronic transmission such as by facsimile or e-mail) that possession of the Phase I Premises is available to Tenant, and instructing Tenant that Tenant may obtain the keys to the Phase I Premises from Landlord’s offices. Tenant’s refusal to accept such tender (or avoidance thereof) shall not affect the Lease Commencement Date or delay either the Phase I Premises Rent Commencement Date or the Phase II Premises Rent Commencement Date and such dates will be calculated as if no such refusal or avoidance had occurred. In no event shall the Phase I Premises Rent Commencement Date or the Phase II Premises Rent Commencement Date, as applicable, occur prior to Tenant having given its written acknowledgement that Tenant agrees that all HVAC, plumbing, electrical and mechanical systems are in good working order as to each of the Phase I Premises and the Phase II Premises; provided, Tenant shall not unreasonably withhold such written acknowledgement.
4.2Definition of Substantial Completion. For purposes of this Lease, the term “Substantially Complete” (and its grammatical variations, such as Substantial Completion) when used with reference to Landlord’s Work, will mean that Landlord’s Work has been completed in a defect-free manner to such an extent that Tenant can commence all work, if any, to be undertaken by Tenant, as described in Exhibit “C” to this Lease (the “Tenant’s Work”), without material delay or interference due to the completion of Landlord’s Work, or if no such Tenant’s Work is to be undertaken, then such tern will mean completed to such an extent that the Landlord’s Work can be finally completed within 60 days and without material interference to Tenant’s occupancy and use of the Premises.
4.3Final Completion. Except for any items set forth on a written, detailed “punch-list” of excepted items delivered to Landlord upon the Lease Commencement Date, Tenant shall, upon giving the written acknowledgement described in Paragraph 4.1 above, be deemed to have (i) thoroughly inspected the Premises, and determined that, to the best of Tenant’s knowledge, the Premises comply with all applicable laws and ordinances, and that the Premises are in first-class condition and repair, (ii) acknowledged that Landlord’s Work has been Substantially Completed, (iii) accepted the Premises in its then as-is condition with no right to require Landlord to perform any additional work therein, except as set forth on the punch list, and (iv) waived any express or implied warranties regarding the condition of the Premises, including any implied warranties of fitness for a particular purpose or merchantability.
5.Use of Premises and Common Areas.
5.1Permitted Use of Premises. Tenant may use the Premises for the Permitted Use specified in the Principal Lease Provisions and for no other use without Landlord’s consent. Any change in the Permitted Use will require Landlord’s prior written consent, which consent may be granted or withheld in Landlord’s sole and exclusive discretion.
5.2Compliance with Laws. Landlord covenants that the Premises will comply with all applicable statues, codes, ordinances, orders, Rules and Regulations of any municipal of governmental entity whether in effect now or later, including ADA (as defined below) (collectively, “Laws”) as of the Lease Commencement Date. Thereafter, Tenant shall comply with all Laws concerning the Premises and/or Tenant’s use of the Premises, including without limitation the obligation at Tenant’s sole cost to alter, maintain, or restore the Premises in compliance with all applicable laws, even if such Laws are enacted after the date of this Lease, and even if compliance entails costs to Tenant of a substantial nature. Such obligation to comply with Laws shall include without limitation compliance with Title Ill of the Americans With Disabilities Act of 1990 (42 U.S.C. 12181 et seq.) (the “ADA”) as to any alterations, modifications or improvements to or use of the Premises made by Tenant. In addition to the foregoing obligations of Tenant relative to the Premises, if Tenant’s particular use of the Premises (including the commencement of any Alterations, as defined below) results in the need for modifications or alterations to any other portion of the Project in order to comply with the ADA or other Laws, then Tenant shall additionally be responsible, upon demand, for the cost of such modifications and alterations plus a supervisory fee of ten percent of such cost payable to Landlord. Each of Landlord and Tenant shall indemnify, defend, and hold the other (and its partners, members, shareholders, directors, officers, employees, agents, assigns, and any successors) harmless from and against any and all losses, costs, demands, damages, expenses (including reasonable attorneys’ fees), claims, causes of action, judgments, penalties, fines, or liabilities, arising from the indemnifying party’s failure to perform its obligations under this Paragraph including, without limitation, (i) any costs, expenses, and liabilities incurred by the indemnified party in connection with responding to any demand by any governmental authority to undertake any modifications or alterations to the Premises required by the ADA or similar Laws as a result of the indemnifying party’s failure to perform its obligations under this Paragraph, and (ii) any attorneys’ fees, costs, expenses, and liabilities incurred by the indemnified party in responding to, defending, pursuing, or otherwise being involved with any action, suit, or proceeding arising out of any claim relating to the non compliance of the Premises with the ADA as a result of the indemnifying party’s failure to perform its obligations under this Paragraph. Landlord additionally agrees to indemnify Tenant for any claims arising from any violation of the Common Areas of the ADA or other applicable Laws.
5.3Condition During Periods of Non-Use. During any period of time in which Tenant has vacated the Premises, Tenant shall take such measures as may be necessary or desirable, in Landlord’s reasonable opinion, to secure the Premises from break-ins and use by unauthorized persons, to minimize the appearance of non-use, and to otherwise maintain the interior and exterior portions of Tenant’s Premises, including all windows and doors, in first class condition.
5.4Use of Common Areas. Tenant’s use of the Common Areas shall at all times comply with the provisions of all Rules (as defined below) regarding such use as Landlord may from time to time adopt. In no event shall the rights granted to Tenant to use the Common Areas include the right to store any property in the Common Areas, whether temporarily or permanently. Any property stored in the Common Areas may be removed by Landlord and disposed of, and the cost of such removal and disposal shall be payable by Tenant to Landlord upon demand. Additionally, in no event may Tenant use any portion of the Common Areas for loading, unloading, or parking, except in those areas specifically designated by Landlord for such purposes, nor for any group social event, sidewalk sale, employment fair or similar commercial or unauthorized purpose.
5.5General Covenants and Limitations on Use. In addition to the Rules, Tenant’s and Tenant’s Invitees’ (as defined below) use of the Premises and the Project, will be subject to the following additional general covenants and limitations on use.
5.5.1Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s use of the Premises, Tenant shall pay the amount of such increase to Landlord, within ten days after Landlord delivers to Tenant reasonably documentary evidence of such increase.
5.5.2No noxious or unreasonably offensive activity shall be carried on, in or upon the Premises by Tenant or Tenant’s Invitees, nor shall anything be done or kept in the Premises which may be or become a public nuisance or which may cause unreasonable embarrassment, disturbance, or annoyance to others in the Project, or on adjacent or nearby property. To that end, Tenant additionally covenants and agrees that no light shall be emitted from the Premises which is unreasonably bright or causes unreasonable glare; no sounds shall be emitted from the Premises which are unreasonably loud or annoying; and no odor shall be emitted from the Premises which is or might be noxious or offensive to others in the Building, on the Project, or on adjacent or near-by property.
5.5.3No unsightliness shall be permitted in the Premises which is visible from the Common Areas. Without limiting the generality of the foregoing, all equipment, objects, and materials shall be kept enclosed within the Premises and screened from view or in Common Areas trash enclosures; no refuse, scraps, debris, garbage, trash, bulk materials, or waste shall be kept, stored, or allowed to accumulate except as may be properly enclosed within appropriate containers in the Premises and promptly and properly disposed of.
5.5.4The Premises shall not be used for sleeping or washing clothes, nor shall the Premises be used for cooking or the preparation, manufacture, or mixing of anything that might emit any offensive odor or objectionable noises or lights onto the Project or nearby properties.
5.5.5All pipes, wires, conduit, cabling, poles, antennas, and other equipment/facilities for or relating to utilities, telecommunications, computer equipment, or the transmission or reception of audio or visual signals must be kept and maintained enclosed within the Premises (except to the extent included as part of Landlord’s Work, Tenant’s Work, or otherwise approved by Landlord).
5.5.6Tenant shall not keep or permit to be kept any bicycle, motorcycle, or other vehicle, nor any animal (excluding service animals), bird, reptile, or other exotic creature in the Premises.
5.5.7Neither Tenant nor Tenant’s Invitees shall do anything that will cause damage or waste to the Project. Neither the floor nor any other portion of the Premises shall be overloaded. Tenant shall be responsible for all structural engineering required to determine structural load for items placed in the Premises by Tenant. Tenant shall fasten all files, bookcases, and like furnishings to walls in a manner to prevent tipping over in the event of earth movements. Landlord shall not be responsible for any damage or liability for such events. No machinery, equipment, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake all or any part of the Project or be allowed to interfere with the equipment of any other tenant within the Project (or other property owned by Landlord or its affiliates), including, without limitation, interference with transmission and reception of telephone, telecommunications, television, radio, or similar signals.
5.6Access Rights. Tenant will have 24 hour-a-day, seven day-a-week access to the Building and the Premises commencing no later than the Lease Commencement Date. Notwithstanding the foregoing, no failure of such access rights will constitute an eviction (constructive or otherwise) or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease; except that Tenant shall be entitled to equitable abatement of its Rent (as defined below) obligations hereunder to the extent such lack of access is due to Landlord’s gross negligence, intentional misconduct or failure to perform an obligation under this Lease and continues for a period in excess of three business days. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish access under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of access.
5.7Remedies for Breach. In the event of any breach of this Paragraph 5 by Tenant or Tenant’s Invitees, Landlord, at its election and in addition to its other rights and remedies under this Lease, may pay the cost of correcting such breach and Tenant shall immediately, upon demand, pay Landlord the cost thereof, plus a supervisory fee in the amount of ten percent of such cost.
6.Security Deposit and Letter of Credit.
6.1Security Deposit. Upon mutual execution of this Lease, Tenant shall deposit with Landlord good funds in the amount of the Security Deposit (if any) set forth in the Principal Lease Provisions, to secure the performance by Tenant of its obligations under this Lease, including without limitation Tenant’s obligations (i) to pay Basic Monthly Rent and Additional Rent (as defined below), (ii) to repair damages to the Premises and/or the Project caused by Tenant or Tenant’s agents, employees, contractors, licensees, and invitees (collectively, “Tenant’s Invitees”), (iii) to surrender the Premises in the condition required by Paragraph 24, below, and (iv) to remedy any other defaults by Tenant in the performance of any of its obligations under this Lease. If Tenant commits any default under this Lease, Landlord may, at its election, use funds from the Security Deposit to pay the reasonable cost of curing such default, and to compensate Landlord for all damages actually suffered by Landlord which are directly attributable to such default, including, without limitation, reasonable attorneys’ fees and costs incurred by Landlord. Upon demand by Landlord, Tenant shall promptly pay to Landlord a sum equal to any portion of the Security Deposit so used by Landlord, in order to maintain the Security Deposit in the amount set forth in the Principal Lease Provisions above (subject to increase as set forth below). Within 30 days following the Expiration Date or earlier termination of this Lease, Landlord shall deliver to Tenant, at Tenant’s last known address, any portion of the Security Deposit not used by Landlord, as provided in this Paragraph. Landlord may commingle the Security Deposit (and any advance Rent received by Landlord) with Landlord’s other funds and Landlord shall not pay interest on such Security Deposit to Tenant. Tenant waives the provisions of any similar principals of law with respect to Landlord’s ability to apply the Security Deposit against future rent damages. Furthermore, upon lawful termination of the Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the Security Deposit against damages without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by a court.
6.2Letter of Credit. In addition to the Security Deposit, Tenant shall provide a letter of credit in the amount of $1,750,000.00 naming Landlord as beneficiary thereunder (the “Letter of Credit”), which Letter of Credit shall be held by Landlord as third party security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant so elects, the following provisions shall apply:
6.2.1Letter of Credit. The Letter of Credit shall be an unconditional, irrevocable, negotiable standby letter of credit running in favor of Landlord and shall be a signed draft. The issuer of the Letter of Credit (the “Issuer”) shall (1) be a solvent, nationally recognized commercial bank that is acceptable to Landlord in its sole discretion, (2) have a branch located in San Diego County, California and Bellevue, Washington capable of honoring a demand upon such Letter of Credit, (3) be chartered under the laws of the United States, any State thereof or the District of Columbia, (4) be insured by the Federal Deposit Insurance Corporation; and (6) have a long term rating of A or higher as rated by Standard & Poor’s (collectively, the “Letter of Credit Issuer Requirements”). The Letter of Credit shall be maintained in effect, whether through replacement, renew or extension, throughout the entire Lease Term and for an additional one hundred twenty (120) days following the expiration or earlier termination of the Lease. The Letter of Credit, and any extensions or renewals thereof, shall be substantially in the form and content as attached hereto as Exhibit “E”, shall be for a term of not less than one year, and shall be irrevocable during that term. The initial Letter of Credit shall be obtained and delivered to Landlord upon mutual execution of this Lease. The Letters of Credit covering subsequent periods shall be obtained and delivered to Landlord not less than thirty (30) days prior to the expiration of the then existing Letter of Credit, without any action whatsoever on the part of Landlord. The term for each such Letter of Credit shall begin no later than the expiration date of the previous Letter of Credit and shall comply with all requirements of this Section 6.2. The Letter of Credit shall be subject to ‘The Uniform Customs and Practice for Documentary Credits” (2007 Revision) International Chamber Of Commerce Publication No. 600.
6.2.2Draws on Letter of Credit: Application of Proceeds. Landlord, or its then managing agent, shall have the right to draw upon the Letter of Credit or any renewal or extension thereof, in whole or in part, upon the occurrence of any one or more of the following events: (a) the occurrence of any default by Tenant under this Lease; (b) Tenant’s failure to deliver to Landlord, no less than 30 days prior to the expiration date of the Letter of Credit or any renewal or extension thereof, a renewal or extension of the Letter of Credit for a term of not less than one year and otherwise satisfying the requirements of this Section 6.2; (c) receipt of notice from the Issuer that it will not be extending the terms of the Letter of Credit or otherwise intends to terminate the Letter of Credit prior to the date that is one hundred twenty (120) days after the expiration of the Term of this Lease, unless Tenant provides a substitute Letter of Credit from another financial institution acceptable to Landlord in its sole discretion and otherwise satisfying the requirements of this Section 6.2 at least fifteen (15) business days prior to the termination of the existing Letter of Credit; or (d) any action by Tenant or the Issuer which, in Landlord’s reasonable judgment, may jeopardize its rights to draw on the Letter of Credit, including, without limitation, Tenant filing a voluntary petition under the Federal Bankruptcy Code or an involuntary petition being filed against Tenant under the Federal Bankruptcy Code. Landlord shall have sole authority and discretion to draw under the Letter of Credit in accordance with the terms thereof. Within five (5) days after any such draw, Tenant shall reinstate the amount available under the Letter of Credit to the required amount as provided herein, and Tenant’s failure to do so shall constitute an incurable default by

Tenant under this Lease. Proceeds of any draw upon the Letter of Credit may be applied by Landlord to the payment of accrued and unpaid Rent, Additional Rent, interest, late charges, reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of this Lease, or any other costs, liabilities or damages arising out of Tenant’s obligations under this Lease, in such manner as Landlord in its sole discretion, deems appropriate. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and all other Laws or principle of Law, rules and regulations applicable to security deposits in the commercial context (the “Security Deposit Law”) shall have no applicability or relevancy thereto and (B) Tenant waives the provisions of any Law or principle of Law and all rights, duties and obligations either party may have now, or in the future, will have relating to or arising from the Security Deposit Law with respect to Landlord’s ability to apply the proceeds of the Letter of Credit against reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of this Lease. Furthermore, upon lawful termination of this Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the proceeds of the Letter of Credit against damages computed under this Lease and/or applicable Law (including, without limitation, accrued and unpaid Rent, reserved Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of this Lease, without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by the court.
6.2.3General Terms. Each Letter of Credit shall provide that it will be honored upon a signed statement by Landlord or its agent that moneys are due and owing to Landlord under this Lease, and shall require no signature or statement from any party other than Landlord or its agent. No notice to Tenant shall be required to enable Landlord to draw upon the Letter of Credit (provided that the foregoing shall not affect or reduce Landlord’s obligations to provide notice and/or cure periods for Tenant defaults as and to the extent expressly required elsewhere in this Lease). Each Letter of Credit shall allow for partial draws. Each Letter of Credit shall be fully assignable by Landlord and provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to the Lease. In the event of a transfer of Landlord’s interest in the Property (or any portion thereof containing the Premises}, Landlord shall have the right to transfer the Letter of Credit in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the Letter of Credit to a new landlord. Tenant shall cooperate with any such transfer of the Letter of Credit by Landlord, at no out-of-pocket expense to Tenant. If the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Tenant shall obtain a replacement Letter of Credit within thirty (30) days of such act from another Issuer. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
6.2.4Independent Contract. Tenant acknowledges and agrees that the Letter of Credit constitutes a separate and independent contract between Landlord and the Issuer, and that Tenant is not a third party beneficiary of such. Tenant acknowledges and agrees that Landlord is entering into the Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit to the extent permitted to do so under the Lease. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the Issuer in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither the Letter of Credit nor any proceeds or right to draw on the Letter of Credit will be considered property of the Tenant’s bankruptcy estate, and neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of any provision of the Federal Bankruptcy Code, including but not limited to Section 502(b)(6) of the Federal Bankruptcy Code [11 U.S.C.A. § 502(b)(6)].
6.2.5Notwithstanding anything to the contrary herein, if at any time the Letter of Credit Issuer Requirements are not met, or if the financial condition of the Issuer changes in any other materially adverse way, as determined by Landlord in its sole discretion, then Tenant shall within five (5) days of written notice from Landlord deliver to Landlord a replacement Letter of Credit which otherwise meets the requirements of this Lease, including without limitation, the Letter of Credit Issuer Requirements. Notwithstanding anything in the Lease to the contrary, Tenant’s failure to replace the Letter of Credit and satisfy the Letter of Credit Issuer Requirements within such five (5) day period Landlord shall constitute a material default for which there shall be no notice or grace or cure periods being applicable thereto. In addition and without limiting the generality of the foregoing, if the Issuer is insolvent or is placed in receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said Letter of Credit shall be deemed to not meet the requirements of this Section 6.2, and Tenant shall within five (5) days of written notice from Landlord deliver to Landlord a replacement Letter of Credit which otherwise meets the requirements of this Section 6.2 and that meets the Letter of Credit Issuer Requirements (and Tenant’s failure to do so shall, notwithstanding anything in this Section 6.2 or the Lease to the contrary, constitute a material default for while there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid five (5) day period).
6.2.6Reductions to Letter of Credit. Provided Tenant is not in monetary or any other material default of any terms of this Lease beyond the applicable cure period at the time the Letter of Credit could otherwise be reduced, such Letter of Credit will be subject to five (5) reductions as detailed below, effective upon the 2°d, 3’d, 4th, 5th, and 6th anniversaries of the date of original issuance of such Letter of Credit (the “LOC Issuance Date”). Notwithstanding anything to the contrary set forth in Paragraph 6.2.7 below, from and after the LOC Issuance Date, in no event shall the Letter of Credit under this Lease at any time be less than $300,000.00.
Letter of Credit Reduction Schedule:

Date of Reduction	Reduction	Letter of Credit Balance
2”d Anniversary of LOC Issuance Date	$250,000.00	$1,500,000.00
3’’ Anniversary of LOC Issuance Date	$250,000.00	$1,250,000.00
4th Anniversary of LOC Issuance Date	$250,000.00	$1,000,000.00
5th Anniversary of LOC Issuance Date	$400,000.00	$600,000.00
6th Anniversary of LOC Issuance Date	$300,000.00	$300,000.00

In addition to the foregoing, if Tenant’s financial statements (prepared in the manner described in Paragraph 49.2 below) evidence to Landlord’s reasonable satisfaction that Tenant has earned an operating profit for eight consecutive quarters at any time after the commencement of the third year of the Lease Term, the Letter of Credit shall thereupon be immediately reduced to $350,000.00 provided that Tenant is not in monetary or any other material default of any terms of this Lease beyond the applicable cure period.
6.2.7Release of Letter of Credit. Provided there is no default or condition which but for the furnishing of notice or the passage of time would constitute a default under this Lease, Landlord shall release its rights in the Letter of Credit and surrender the Letter of Credit to the Issuer within sixty (60) days following the expiration or earlier termination of the Lease.

7.Rent and Rent Adjustments.
7.1Basic Monthly Rent. Tenant shall pay to Landlord as minimum monthly rent, without deduction, setoff, prior notice, or demand, the Basic Monthly Rent described in the Principal Lease Provisions (subject to adjustment as provided in the attached Addendum No. 1), in advance, on or before the first day of each calendar month, beginning on the Phase I Premises Rent Commencement Date (for the Phase I Basic Monthly Rent) and upon the Phase II Premises Rent Commencement Date (for the Phase II Basic Monthly Rent) and thereafter throughout the Lease Term (each, a “Rent Commencement Date”). If either Rent Commencement Date is other than the first day of a calendar month, then the Basic Monthly Rent payable by Tenant for the second month of the Lease Term following the applicable Rent Commencement Date shall be prorated on the basis of the actual number of days during the Lease Term occurring during the first partial calendar month thereof.
7.2Rental Adjustments. The Basic Monthly Rent shall be increased periodically in accordance with the provisions of attached Addendum No. 1 to this Lease.
7.3Additional Rent. In addition to paying the Basic Monthly Rent pursuant to this Paragraph 7, Tenant shall pay to Landlord (in accordance with Paragraph 8 below), commencing on January 1, 2020, Tenant’s Share (as defined below) of the annual Operating Expenses (as defined below) that are in excess of the Operating Expenses applicable to the Base Year. The amounts payable pursuant to this Paragraph, together with all other amounts of any kind (other than Basic Monthly Rent) payable by Tenant to Landlord under the terms of this Lease, are collectively and individually referred to in this Lease as “Additional Rent”.
7.4General Rental Provisions. All “Rent” (which includes Basic Monthly Rent and all Additional Rent hereunder) shall be paid to Landlord at the same address as notices are to be delivered to Landlord pursuant to the Principal Lease Provisions, as Landlord may change such address from time to time pursuant to the terms of this Lease. The parties agree that they have had the opportunity to verify the Rentable Square Footage of the Premises and agree that the Rentable Square Footage of the Premises set forth in the Principle Lease Provisions shall be conclusive for all purposes of this Lease.
8.Additional Rent.
8.1Definitions. The following definitions apply throughout this Lease):
8.1.1Operating Expenses. Subject to the Excluded Costs (as defined below) relating to the Project, the term “Operating Expenses” means all expenses, costs, and amounts of every kind or nature that Landlord pays or incurs because of or in connection with the ownership, operation, management, maintenance, or repair of the Building, Common Areas-and Project. Operating Expenses include, without limitation, the following amounts paid or incurred by Landlord relative to the Building, Common Areas and Project: (a) the cost of supplying utilities to all portions of the Project (other than tenant suites), including without limitation water, waste deposit, power, electricity, heating, ventilation, and other utilities, including, without limitation, heating and condenser water to facilitate the production of air conditioning (collectively, “HVAC”) (b) Tax Expenses and Insurance Expenses (as such terms are defined below), (c) the cost of providing janitorial services, window washing services and of operating, managing, maintaining, and repairing all building systems, including without limitation utility, mechanical, sanitary, storm drainage, and elevator systems, and the cost of consumable materials, supplies, tools, and equipment, as well as maintenance and service contracts in connection with those systems, (d) the cost of licenses, certificates, permits, and inspections relating to the operation of the Project, (e) the cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses, (f) the cost of maintenance, repair, and restoration of any parking areas or structures, including, without limitation, resurfacing, repainting, restriping, and cleaning costs, (g) fees, charges, and other costs, including administrative, management fees and accounting costs (or amounts in lieu of such fees), whether paid to Landlord, an affiliate of Landlord’s, or a third party, consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Project, {h) wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, repair, or security of the Project plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits; provided that if any of Landlord’s employees provide services for more than one project of Landlord’s, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Project will be included in the Operating Expenses, (i) payments under any easement, CC&Rs, license, operating agreement, declaration, restrictive covenant, or other instrument relating to the sharing of costs affecting the Project, U) amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its “reference rate” (or a comparable rate selected by Landlord if such reference rate ceases to be published) plus three percentage points per annum) of the cost of acquiring, or the cost of renting, personal property used in the maintenance, repair, and operation of the Project, (k) reasonable reserves (it being acknowledged, that, among other amounts, any amount of reserves required by any holder of a deed of trust or mortgage encumbering the Project (“Lender”), will be deemed reasonable), (I) fees and expenses for consultants retained, from time to time, by Landlord for the purposes of energy conservation, waste treatment, and water recycling and for the costs of any capital improvements, equipment or devices installed or paid for by Landlord or, at Landlord option, an annual amount sufficient, on the basis of Landlord’s experience or reasonable estimate, to establish in advance of the time for such installation a reserve to fund said costs, in order (i) to conform with any change in laws, rules, regulations or requirements of any governmental or quasi governmental authority having jurisdiction or of the board of fire underwriters or similar insurance body or, (ii) to effect a labor saving, energy saving, or other economy (including, without limitation, as related to water recycling, waste treatment, and energy generation), amortized over the useful life of such capital improvement, equipment, or device (as reasonably determined by Landlord), (m) the cost of maintenance of all heating, ventilating and air condition systems relating to individual premises and/or the Common Areas, other than HVAC systems exclusively serving other tenants’ premises that are directly paid for, or reimbursed, by such other tenants, (n) reasonable allocation of costs to provide and operate free or discounted visitor parking for the Project, (o) depreciation or rental costs on personal property and equipment used in the management, operation, or maintenance of the Project which is or should be capitalized on the books of Landlord, and (p) any other costs, charges, and expenses that under generally accepted accounting principles would be regarded as management, maintenance, and operating expense. All capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph U) of this Paragraph) over their useful life, as reasonably determined by Landlord’s certified public accountant. The preceding list is for definitional purposes only and does not impose any obligation on Landlord to incur such expenses to provide such services.
8.1.2Excluded Costs. “Excluded Costs” means the following expenses, as they relate to the Operating Expenses: (i) depreciation, principal, interest, and fees on mortgages or ground lease payments, except as otherwise provided herein, (ii) legal fees incurred in negotiating and enforcing tenant leases, disputes with other tenants, (iii) real estate brokers’ leasing commissions and advertising costs in connection with leasing space in the Project, (iv) improvements or alterations to tenant spaces in the Project, (v) the cost of providing any service directly to and paid directly by a single individual tenant, or costs incurred for the benefit of a single tenant, (vi) costs of any items to the extent Landlord actually receives reimbursement therefor from insurance proceeds, under warranties, or from a tenant or other third party (such costs shall be excluded or deducted - as appropriate - from Operating Expenses in the year in which the reimbursement is received}, or which are paid out of reserves previously included in Operating Expenses, (vii) costs incurred due to Landlord’s breach of a law or ordinance (including costs incurred by Landlord to cause the Premises or Building to comply with ADA or to abate Prohibited Substances to the extent that Landlord is required to do so under this Lease), (viii) repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord’s employees, agents, or contractors, (ix) capital expenses other than those specifically included in the definition of Operating Expenses, (x) charitable or political contributions and membership fees or other payments to trade organizations, (xi) costs of Landlord’s Work which are to be borne by Landlord pursuant to attached Exhibit “C”, if any (xii) rent and similar charges for Landlord’s on site management office and/or leasing office or any other offices of Landlord or its affiliates (xiii) Landlord’s general overhead expenses not related to the Project.
8.1.3Expense Year. “Expense Year” means the Base Year, and each calendar year after the Base Year, in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

8.1.4Tenant’s Share. “Tenant’s Share” means a fraction, the numerator of which is the total aggregate Rentable Square Feet of the Premises, and the denominator of which is 497,049. As of the Lease Commencement Date, Tenant’s Share will be (i) 6.9% with respect to the Phase I Premises, and (ii) 3.96% with respect to the Phase II Premises. If either the Premises or the Building are expanded or reduced, Tenant’s Share shall be appropriately adjusted. Tenant’s Share for the Expense Year in which any such change occurs shall be determined on the basis of the number of days during the Expense Year in which each such Tenant’s Share was in effect.
8.2Adjustment of Operating Expenses. Operating Expenses shall be adjusted as follows:
8.2.1Gross Up Adjustment When a Project is Less Than Fully Occupied. If the occupancy of the total Rentable Square Footage of completed, partially occupied buildings within the Building during any part of any Expense Year (including the Base Year) is less than 95%, Landlord shall make an appropriate adjustment to the variable components of the Operating Expenses for that Expense Year, as estimated by Landlord in its sole discretion using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been 95% occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this Paragraph 8.2. “variable components” include only those component expenses that are affected by variations in occupancy levels, such as nightly janitorial service or water usage.
8.2.2Deleted.
8.2.3Adjustment When Landlord Does Not Furnish a Service to All Tenants. If, during any part of any Expense Year (including the Base Year), Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during such period if Landlord had furnished such service or work to that tenant.
8.2.4Additional Costs. If due to a change in the types of costs being incurred by Landlord as Operating Expenses (such as, for example, the commencement or cessation of security services-but not a mere change in how a particular cost is handled-such as going from an in-house to an outside landscaping service), the Base Year Operating Expenses need to be adjusted to eliminate the effect of such change, Landlord shall reasonably adjust the Base Year Operating Expenses and notify Tenant of such change in writing. Furthermore, Landlord shall have the right to reasonably decrease the amount of the Base Year Operating Expenses for purposes of calculating Increased Operating Expenses to eliminate the effect of abnormally high costs, or unusual costs, of a particular type or types (such as, by way of example, abnormally high energy costs associated with the “energy crisis” of 2001) occurring during the Base Year. There shall be no cap on Operating Expenses.
8.2.5Common Areas. Landlord may elect to partition/separate portions of the Common Areas of the Project such that the Operating Expenses, Tax Expenses, and Insurance Expenses associated with such partitioned Common Areas are allocated to particular buildings or parcels within the Project.
8.2.6Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Operating Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.
8.3Tax Expenses. “Taxes” means and refers to all federal, state, county, or local government or municipal taxes, school taxes, sewer rates, fees, charges, or other impositions of every kind or nature, whether general, special, ordinary, or extraordinary. Taxes include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and personal property taxes imposed on Landlord’s fixtures, machinery, equipment, apparatus, systems, appurtenances, and other personal property used in connection with the Project or the Building, as the case may be, along with reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes. Notwithstanding the foregoing, the following shall be excluded from Taxes: (a) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state, and local income taxes, and Washington State business and occupation tax and any other taxes applied or measured by Landlord’s general or net income and (b) personal property taxes attributable to property owned or installed by or for other tenants of the Project; “Tax Expenses” means the sum of all Taxes that are paid or incurred by Landlord because of or in connection with the ownership, leasing, and/or operation of the Project from time to time.
8.4Calculation and Payment of Operating Expenses. Tenant’s Share of the increased Operating Expenses shall be calculated and paid as follows:
8.4.1 Calculation of Excess. If Operating Expenses for any Expense Year occurring after the Base Year exceeds the amount of Operating Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to Tenant’s Share of that excess, in the manner stated below.
8.4.2Statement/Payment of Operating Expenses. Tenant shall pay to Landlord, on the first day of each calendar month commencing January 1, 2020, as Additional Rent, without notice, demand, offset, or deduction (except as provided below), an amount (“Tenant’s Monthly Payment”) equal to one-twelfth of Tenant’s Share of the amount by which the Operating Expenses for each Expense Year following the Base Year exceed the Base Year Operating Expenses (such excess being referred to herein as the “Increased Operating Expenses”), as estimated (and subsequently reconciled) by Landlord in the most recently delivered Estimated Statement (as defined below). Landlord shall deliver to Tenant, prior to the commencement of each Expense Year following the Base Year during the Lease Term, a written statement (“Estimated Statement”) setting forth Landlord’s estimate of the Operating Expenses and Increased Operating Expenses allocable to the ensuing Expense Year, and Tenant’s Share of such Increased Operating Expenses. Landlord may, at its option, during any Expense Year, deliver to Tenant a revised Estimated Statement, revising Landlord’s estimate of the Operating Expenses and Increased Operating Expenses, in accordance with Landlord’s most current estimate. Within approximately 90 days after the end of each Expense Year during the Lease Term, Landlord shall deliver to Tenant a written statement (“Actual Statement”) setting forth the actual Operating Expenses allocable to the preceding Expense Year. Tenant’s failure to object to Landlord regarding the contents of an Actual Statement, in writing, within 90 days after delivery to Tenant of such Actual Statement, shall constitute Tenant’s absolute and final acceptance and approval of the Actual Statement. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year exceeds Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then such excess will be credited against future Tenant’s Monthly Payments, unless such Expense Year was the Expense Year during which the Lease Expiration Date occurs (the “Last Calendar Year”), in which event either (i) such excess shall be credited against any then outstanding monetary obligation of Tenant under this Lease, or (ii) if there are no such monetary obligations, then Landlord shall promptly pay to Tenant such excess. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year is less than Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then Tenant shall, within ten days of delivery of the Actual Statement, pay to Landlord the amount of such deficiency. Landlord’s delay in delivering any Estimated Statement or Actual Statement will not release Tenant from its obligation to pay any Tenant’s Monthly Payment or any such excess upon receipt of the Estimated Statement or the Actual Statement, as the case may be. The references in this Paragraph to the actual Increased Operating Expenses allocable to an Expense Year, shall include, if such Expense Year is the Last Calendar Year, the actual Increased Operating Expenses allocable to the portion of such year prior to the Lease Expiration Date, calculated on a pro rata basis, without regard to the date of a particular expenditure. The provisions of this Paragraph 8.4 shall survive the termination of this Lease, and even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid by Tenant pursuant hereto and conversely any overpayment made in Tenant’s estimated payments shall be immediately rebated by Landlord to Tenant.
8.5Landlord’s Books and Records. If Tenant disputes the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, Tenant may, upon at least five business days’ notice to Landlord, request an opportunity to inspect and audit Landlord’s records and supporting documentation regarding such Actual Statement. Such inspection and audit must be commenced by an independent certified public accountant within 180 days of the date Tenant received the Actual Statement, shall be at Tenant’s sole cost and expense (except as provided below), and Landlord shall, at its election, either provide copies of such records and supporting documentation to Tenant or make such records and supporting documentation available to Tenant for its inspection at Landlord’s business office during normal business hours. If Tenant fails to dispute the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, or Tenant’s audit fails to disclose a discrepancy in such Actual Statement within 210 days after Tenant’s receipt of the Actual Statement in question, then the Actual Statement will be deemed binding on Tenant. If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein) that Tenant was overcharged relative to the Operating Expenses, such overcharge shall entitle Tenant to a credit against its next payment of Operating Expenses in the amount of the overcharge plus, in the case of an overcharge exceeding three percent of the Operating Expenses, the reasonable third party costs of such audit (and if such credit occurs following the expiration of the Lease Term, Landlord shall promptly pay the amount of such credit to Tenant). If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein), or otherwise, that Tenant was undercharged relative to the Operating Expenses, Tenant shall, within ten days of written demand, pay such undercharge to Landlord.
9.Utilities and Services.
9.1Tenant’s Utility Costs. Except as provided below, Tenant shall pay when due all bills for gas, electricity, and other utilities used at the Premises on and after (i) the Phase I Premises Rent Commencement Date (for the Phase I Premises), and (ii) the Phase II Premises Rent Commencement Date (for the Phase II Premises), and through and including the Expiration Date.
9.2Standard Tenant Services. Subject to the terms and conditions contained herein, Landlord shall provide the following services during the Lease Term.
9.2.1Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide HVAC when necessary for normal comfort for normal office use in the Premises during Building Standard Operating Hours.
9.2.2Landlord shall provide adequate electrical wiring and facilities for connection to Tenant’s lighting fixtures and incidental use equipment, provided that (i) the connected electrical load of the incidental use equipment does not exceed an average of four (4) watts per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for incidental use equipment will be at a nominal one hundred twenty (120) volts and no electrical circuit for the supply of such incidental use equipment will require a current capacity exceeding twenty (20) amperes, and (ii) the connected electrical load of Tenant’s lighting fixtures does not exceed an average of one (1) watt per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for Tenant’s lighting will be at a nominal two hundred seventy-seven (277) volts, which electrical usage shall be subject to applicable laws and regulations. Subject to the foregoing limitations regarding the electrical wiring and facilities to be provided by Landlord, Landlord shall only provide electricity for Tenant’s lighting fixtures during the Building Standard Operating Hours. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.
9.2.3Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas and the Premises.

9.2.4Landlord shall provide five day per week ordinary and customary, basic janitorial services in and about the Premises in a manner consistent with other comparable buildings in the vicinity of the Building. Landlord shall not be required to provide janitorial services to above-Project-standard improvements installed in the Premises including but not limited to metallic trim, wood floor covering, glass panels, interior windows, kitchen/dining areas, executive washrooms, or shower facilities. Any janitorial services required by Tenant and provided by Landlord in excess of such ordinary and customary, basic janitorial services shall be separately paid for by Tenant, as Additional Rent, within ten days of written demand.
9.2.5Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Standard Operating Hours, shall have one elevator available at all other times, including on the holidays, and shall provide nonexclusive, non attended automatic passenger escalator service during Building Standard Operating Hours only.
9.2.6Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.
Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical, and plumbing systems. Notwithstanding the foregoing, Tenant shall be responsible for all installation and recurring costs associated with utilities services at the Premises.
9.3Over-Standard Tenant Use. Tenant shall not exceed the rated capacity of the Building’s electrical and other utility systems, which systems will be consistent in capacity with other first class office buildings built at or about the same time as the Building. In the event of any damage to any of the Project’s systems caused by Tenant’s use thereof in excess of ordinary and customary usage for a professional office. Tenant shall be responsible for all costs and expenses incurred by Landlord as a result of such over-use. In addition, if Tenant requires any utilities or services described in this Paragraph 9, which are to be provided by Landlord, in excess of the standard levels being provided by Landlord, or during hours other than Building Standard Operating Hours, Landlord shall have the right to impose reasonable restrictions on such usage and/or commercially reasonable charges therefor. The initial charge to Tenant for heating and air conditioning during hours other than Building Standard Operating Hours will be $50.00 per hour (or portion thereof), subject to increase over the Lease Term, including the Extension Term, if any. Such charges are Additional Rent relative to the provision of such services and are not an offset to any Operating Expenses.
9.4Conduit and Wiring. Installation of all types of conduit and wiring exclusively serving the Premises (other than as part of Landlord’s Work), including but not limited to Tenant’s Work, is subject to the requirements of Paragraph 22, below, Exhibit “C”, and the Landlord’s reasonable approval of the location, manner of installation, and qualifications of the installing contractor. All such conduit and wiring will, at Landlord’s option, become Landlord’s property upon the expiration of the Lease Term. Upon expiration of the Lease Term, Landlord may elect by written notice delivered to Tenant prior to the Expiration Date to require Tenant to remove such conduit and wiring at Tenant’s expense and return the Premises and the Common Areas to their pre-existing condition. If Landlord constructs new or additional utility facilities, including without limitation wiring, plumbing, conduits, and/or mains, resulting from Tenant’s changed or increased utility requirements, Tenant shall on demand promptly pay (or advance) to Landlord the cost of such items as Additional Rent.
9.5Utilities Generally. Tenant agrees that, except as provided below, Landlord will not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service. Such failure, delay, or diminution will not constitute an eviction or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except that Tenant will be entitled to an equitable abatement of Rent for the period of such failure, delay, or diminution to the extent such failure, delay, or diminution is (i) is directly attributable to Landlord’s gross negligence or intentional misconduct, (ii) prevents Tenant from using, and Tenant does not use, the Premises or the affected portion thereof for the conduct of Tenant’s business operations therein, (iii) Tenant was using the Premises or such affected portion for the conduct of Tenant’s business operations immediately prior to the failure, and (iv) such failure, delay, or diminution continues for more than two consecutive business days (or ten business days in any twelve month period) after delivery of written notice of such failure, delay, or diminution from Tenant to Landlord. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of utilities or services. If any governmental authority having jurisdiction over the Project imposes mandatory controls, or suggests voluntary guidelines applicable to the Project, relating to the use or conservation of water, gas, electricity, power, or the reduction of automobile emissions, Landlord, at its sole discretion, may comply with such mandatory controls or voluntary guidelines and, accordingly, require Tenant to so comply. Landlord shall not be liable for damages to persons or property for any such reduction, nor shall such reduction in any way be construed as a partial eviction of Tenant, cause an abatement of Rent, or operate to release Tenant from any of Tenant’s obligations under this Lease, except as specifically provided in this Paragraph 9.5.
10.Maintenance.
10.1Tenant’s Duties. Tenant shall at its sole cost maintain, repair, replace, and repaint, all in first class condition, the interior of the Premises, all building systems exclusively serving the Premises and located within the Premises or the walls of the Premises, and any damage to the Premises or the Project resulting from the acts or omissions of Tenant or Tenant’s Invitees Tenant shall maintain all communications conduit, equipment, and wiring serving the Premises, whether in the Premises or not (and specifically including all of Tenant’s Work and all wiring, equipment, and conduit located on the roof of the Building), regardless of the ownership of said conduit or wiring, subject to Landlord’s reasonable approval of Tenant’s maintenance/ repair contractor and manner of maintenance/repair. Notwithstanding anything to the contrary contained herein, Tenant shall pay any and all maintenance and recurring costs for supplemental HVAC units exclusively serving the Premises, or any portion thereof, upon presentation of invoice from Landlord. If Tenant fails to maintain, repair, replace, or repaint any portion of the Premises or the Project as provided above then following ten days’ written notice thereof to Tenant, Landlord may, at its election, maintain, repair, replace, or repaint any such portion of the Premises or the Project and Tenant shall promptly reimburse Landlord, as Additional Rent, for Landlord’s actual cost thereof, plus a supervisory fee in the amount of ten percent of Landlord’s actual cost. Notwithstanding the foregoing, if following Tenant’s payment (or performance) of its obligations under this Paragraph, Landlord receives payment from an insurer for such work, Tenant will be entitled to receive such proceeds (after Landlord has first been fully reimbursed for its costs and expenses relative thereto including Landlord’s costs and expenses in obtaining such proceeds) to the extent Tenant previously paid or incurred third party costs relative thereto.
10.2Landlord’s Duties. Landlord shall maintain, repair, replace, and repaint, all in good order and condition, consistent with other first-class office buildings in the vicinity of the Building, the Common Areas and all portions of the interior and exterior of the Building and any other buildings in the Project (including, without limitation, all electrical, mechanical, plumbing, fire/life safety, and other building systems), except to the extent of Tenant’s obligations as set forth in Paragraph 10.1, above. Landlord’s failure to perform its obligations set forth above will not release Tenant of its obligations under this Lease, including without limitation Tenant’s obligation to pay Rent. If Landlord fails to perform any of its repair and maintenance obligations under this Paragraph 10.2 and such failure materially and adversely impairs Tenant’s ability to use and occupy the Premises for the Permitted Use, Tenant will have the right, to perform such repairs and/or maintenance to the extent necessary to enable Tenant to resume its use and occupancy of the Premises. Notwithstanding the foregoing, prior to exercising such right, Tenant must, except as provided below in connection with an emergency, have given Landlord at least 30 days’ prior written notice of the nature of the problem and Tenant’s intention to exercise its rights under this Paragraph if such matter is not resolved within such 30-day period; provided, however, if the nature of the matter giving rise to such repair or maintenance obligation will reasonably require more than 30 days to remedy and Landlord is proceeding with due diligence to remedy such matter, then such 30 day period will be extended for such additional time as may be necessary for Landlord to complete such repairs or maintenance. Notwithstanding the preceding sentence, in the case of an emergency which poses an imminent threat of death, injury, or severe damage to persons or property, the required notice from Tenant may be provided orally rather than in writing and for such shorter period of time (i.e., less than 30 days) as Tenant, in the exercise of its reasonable judgment deems appropriate under the exigent circumstances (however, at a minimum, Tenant shall at least contact Landlord telephonically prior to commencing such work so that Landlord may, at its election, make arrangements to handle such emergency itself). If Landlord fails to fulfill its repair and maintenance obligations under this Paragraph, and as a result thereof Tenant exercises the foregoing right to correct such matter, then Landlord shall reimburse Tenant for the reasonable third-party costs incurred by Tenant to complete such repairs and/or maintenance within 30 days after receipt of Tenant’s written demand therefor, together with copies of the paid invoices evidencing the costs so incurred. Any such repairs or maintenance performed by Tenant, as permitted herein, must be performed in a good and workmanlike manner by licensed contractors. Under no circumstances may Tenant offset any amount it is owed by Landlord pursuant to this Paragraph (or otherwise) against any Rent obligation under this Lease. Costs incurred by Landlord in performing its obligations under this Paragraph shall be recoverable as Operating Expenses to the extent provided elsewhere in this Lease.
11.Parking.
11.1General Parking Rights. Tenant shall have the right to rent from Landlord, commencing on the Lease Commencement Date, that number of parking passes determined by applying the Parking Pass Ratio set forth in Section 2.17 of the Principal Lease Provisions on a monthly basis throughout the Lease Term, which parking passes shall be for parking located in the Project parking facility (the “Parking Facility”). The location of the reserved parking spaces, if any, shall be designated by Landlord. For all such parking passes that are rented, Tenant shall pay to Landlord on a monthly basis the prevailing rate charged from time to time at the Parking Facility and such charges shall constitute Additional Rent. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the Parking Facility by Tenant. Tenant’s continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facility where the parking passes are located (including any sticker or other identification system established by Landlord and the prohibition of vehicle repair and maintenance activities in the Parking Facility), Tenant’s cooperation in seeing that Tenant’s Invitees also comply with such rules and regulations and Tenant not being in default under this Lease. Such rules and regulations may include, in Landlord’s sole discretion, rules limiting tenants of the Project (including, without limitation, Tenant) to the use of, or excluding the use of, certain parking spaces or certain portions of the Parking Facility in order to maintain the availability of accessible parking spaces for clients, guests, and invitees of tenants of the Project and rules limiting tenants of the Project (including without limitation Tenant), and their employees, to the use of a restricted number of parking spaces or a restricted area. If Tenant, or any of Tenant’s Invitees, fails to comply with any of Landlord’s rules or requirements (such as, by way of example, parking in areas designated as visitor parking only), then Landlord will have the right to either have such vehicles towed from the Project. Furthermore, Landlord shall have the right to immobilize such improperly parked vehicles by use of a “boot” or other device. Tenant’s use of the Parking Facility shall be at Tenant’s sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant or Invitees, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant’s or Tenant’s Invitees’ use of the Parking Facility. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord reserves the right to grant certain tenants in the Project the exclusive right to park in specified areas of the Parking Facility, to the exclusion of all other tenants. Tenant acknowledges that the exercise of the rights reserved to Landlord under this Paragraph may result in a decrease in the number of parking spaces (but not in the number of parking passes) available to Tenant and Tenant’s Invitees, and no such decrease shall affect Tenant’s obligations under this Paragraph or entitle Tenant to any abatement of Rent, provided the applicable parking ratio described in Section 2.17 above, is maintained or exceeded. Any parking passes rented by Tenant pursuant to this Article 11 are provided to Tenant solely for use by

Tenant’s personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval. Tenant may validate visitor parking by such methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.
11.2Parking Facility Operator. Landlord hereby reserves the right to enter into (or cause its affiliate to enter into) a management agreement or lease with an entity for all or any portion of the Parking Facility (a “Parking Facility Operator”). In such event, Tenant, upon request of Landlord, shall enter into a parking agreement with such Parking Facility Operator and, notwithstanding anything else herein to the contrary, Tenant shall pay such Parking Facility Operator, rather than Landlord (or its affiliates), the monthly charge established hereunder for the Spaces located in the portion of the Parking Facility covered by such parking agreement, and Landlord (and its affiliate) shall have no liability for claims arising through acts or omissions of any Parking Facility Operator unless caused by Landlord negligence or willful misconduct. It is understood and agreed that the identity of any Parking Facility Operator may change from time to time during the Term. In connection therewith, any parking lease or agreement entered into between Tenant and any Parking Facility Operator shall be freely assignable by such Parking Facility or any successors thereto.
12.Signs.
12.1General Signage Conditions. Landlord may at any time change the name of either or both of the Building and/or the Project and install, affix, and maintain all signs on the exterior and interior of the Building and other buildings within the Project as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building or the Project. Subject to Tenant’s signage rights under Paragraph 12.2 below, Tenant may not place, construct, or maintain any sign, advertisement, awning, banner, or other exterior decoration (collectively, “sign”) inside or outside the Premises which is visible from the exterior of the Premises, or on the Building or any other portion of the Project, without Landlord’s prior written consent. Any sign that Tenant is permitted by Landlord to place, construct, or maintain in the Premises or on the Building or the Project (including pursuant to Paragraph 12.2. below) must comply with Landlord’s sign criteria applicable to the Project, including, without limitation, criteria relating to size, color, shape, graphics, and location (collectively, the “Sign Criteria”), and shall comply with all applicable laws, ordinances, CC&Rs (or similar recorded instruments), rules, or regulations, and Tenant shall obtain any approvals required by such laws, ordinances, CC&Rs (or similar recorded instruments), rules, and regulations. Landlord makes no representation or warranty with respect to Tenant’s ability to obtain any such approval. Tenant shall, at Tenant’s sole cost, make any changes to any sign, whether in the Premises or on the Building, as required by any new or revised applicable laws, ordinances, rules, or regulations or any changes in the Project Sign Criteria. Tenant shall, additionally, maintain, repair, and replace all of Tenant’s signs (including, specifically, those installed pursuant to Paragraph 12.2. below) in first class condition. Nothing contained in this Paragraph 12 will limit the Landlord’s right to grant signage rights to other tenants of the Building, or to affect the signage rights of any tenant of the Building.
12.2Tenant’s Individual Signage Rights. Subject to compliance with the requirements of Paragraph 12.1, above, Tenant is hereby granted the following signage rights in/on the Building and at the Project.
12.2.1Directory/Suite Signage. Tenant shall be entitled to be listed on all lobby directory signs and floor directory signs (as to those floors upon which the Premises are located), subject to prior approval of the Tenant’s graphics by Landlord, if applicable.
12.2.2Full Floors. Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.
12.2.3Building Directory. A building directory is located in the lobby of the Building. Tenant shall have the right, at Landlord’s sole cost and expense as to Tenant’s initial entry, to have Tenant’s name displayed on such directory.

12.2.4 Elevator Lobby Signage. Landlord shall, at Landlord’s sole cost and expense, display Tenant’s name on the elevator lobby directory located on the floor(s) on which the Premises are located.
12.2.5Exterior Monument Signage. Upon written notice to Landlord from Tenant, at any time during the first year of the Lease Term, Landlord shall, at Tenant’s sole expense (but which expense may be paid from any applicable tenant improvement allowance), install a sign strip on the monument in front of the Building (the “Monument Sign”), subject to the following requirements: (i) Tenant must obtain Landlord’s and any applicable governmental entity’s prior written approval for such signs (including all required permits); and (ii) all signs must be in keeping with the quality, design, and style of the Building and the rules and regulations and design criteria imposed by Landlord with respect to signage. Tenant’s right to utilize the Monument Sign are contingent upon Tenant leasing a minimum of 34,000 Rentable Square Feet of space from Landlord in the Building.
13.Rules, Regulations, and Covenants. Tenant shall observe (and shall cause Tenant’s Invitees to observe) faithfully and comply strictly with any rules and regulations which Landlord may from time to time adopt for the Project (and provide Tenant with a copy of), as well as any recorded easement agreements, maintenance agreements, CC&Rs or like instruments affecting the Building and/or the Project, whether now existing or hereafter adopted or amended from time to time (all of the foregoing, collectively, “Rules”). Landlord has no duty or obligation to enforce any Rule against any other tenant, and Landlord will not be liable to Tenant for violation of any Rule by any other tenant, or any other tenant’s agents, employees, officers, independent contractors, customers, invitees, visitors, or licensees. Tenant acknowledges that Landlord reserves the right, from time to time, to enter into leases or other agreements by which Landlord agrees to restrict the use of all or any portion of the Project (including the Premises) from certain uses. All such leases and other agreements, whether now existing or entered into in the future, shall be binding upon Tenant and in no event shall Tenant utilize the Premises for any use so prohibited; provided, however, no such restriction may prevent Tenant from using the Premises for the Permitted Use.
14.Early Access/Insurance. If prior to the Lease Commencement Date Tenant is planning to make any Alterations (as defined below) to the Premises, perform any of the Tenant’s Work, or install any of Tenant’s personal property, then in addition to complying with the provisions of attached Exhibit “C”, (i) Tenant shall obtain, and at all times maintain, all of the insurance to be maintained by Tenant during the Lease Term, and (ii) all obligations of Tenant under the provisions of this Lease other than those relating to the obligation to pay Rent, shall be operative. Any work pursuant to this Paragraph shall be subject to all of the provisions of Paragraph 22, below. Nothing in this Paragraph shall be construed as granting permission to Tenant to enter the Premises, or to make any Alterations, prior to the Lease Commencement Date and no such right shall exist unless specified in Exhibit “C” or agreed to by Landlord in its sole discretion.
15.Tenant’s Liability Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, Commercial General Liability Insurance covering the insured against (i) any and all Claims (as defined below) of bodily injury, personal injury and property damage (including loss of use thereof) arising out of or connection with Tenant’s use, occupancy and operations within the Premises and Building, and (ii) all contractual liabilities under this Lease, including, without limitation, indemnity provisions contained herein, for limits of liability of $3,000,000 per occurrence and $4,000,000 annual aggregate with such aggregate limit shall apply separately to each location and may be met with primary and excess liability policy.
16.Tenant’s Property Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, property insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) all Tenant improvements (installed and/or constructed per Exhibit “C” attached hereto), and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the base building structure and building systems), and (iii) all other improvements, Alterations, Personal Property and additions to the Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value, new without deduction for depreciation of the covered items an

d shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, earthquake, flood, terrorism, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, coverage with respect to increased costs due to building ordinances, demolition coverage, boiler and machinery insurance and explosion. Such “full replacement cost value” shall be determined by the insurance company issuing such policy at the time the policy is initially obtained. Not more frequently than once every two years, either Landlord or Tenant may, at its election, notify the other that it elects to have the replacement cost value redetermined by an insurance company. Such redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and Landlord and Tenant shall be promptly notified of the results by the company. Such policy shall be promptly adjusted according to such redetermination. Notwithstanding the foregoing, in no event shall Tenant be required to insure the Common Areas or the Building structure.
17.Tenant’s Additional Insurance. In addition to the foregoing coverages, Tenant shall maintain, at Tenant’s sole cost and expense:
17.1Workers’ compensation insurance in an amount not less than the statutory limits in the state in which the Project is located;
17.2Employer’s Liability with limits of at least $1,000,000 bodily injury by disease-policy limit, $1,000,000 bodily injury by disease -each employee and $1,000,000 bodily injury by accident - each accident for the protection of its employees or other similar insurance pursuant to all applicable laws;
17.3Business Interruption Insurance in amounts sufficient to reimburse Tenant (over a 12 month period) for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Project as a result of such perils, including, without limitation, reimbursement for payment of rental and all other monetary obligations required herein;
17.4Automobile Liability with a combined single limit of $3,000,000 per occurrence covering the operation, ownership, maintenance, and use of owned (if any), non owned, and hired automobiles, bodily injury and property damage, as aforesaid; and
17.5In the event Tenant distributes, sells and/or manufactures liquor on the Premises, Tenant shall maintain liquor liability with limits of $2,000,000 each claim and $2,000,000 annual aggregate, such requirement may be met with primary and excess liability policy. Notwithstanding anything in the Lease, should Tenant maintain liquor on Premises for consumption, Tenant, at a minimum, shall maintain dram shop coverage with limits of $2,000,000. Coverage shall be on a per occurrence form. Notwithstanding the foregoing, in no event shall Tenant be permitted to distribute, sell or manufacture liquor on the Premises without Landlord’s prior written consent, which may be withheld by Landlord in its sole and absolute discretion.
18.Form of Tenant’s Insurance Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance (i) shall name Landlord, American Assets Trust, Inc. and American Assets Trust, LP and any other party with an insurable interest in the Project which the Landlord so specifies by written notice to Tenant, as an additional insured, including Landlord’s managing agent, American Assets Trust Management, LLC, as such agent may be changed from time to time; (ii) shall cover the liability assumed by Tenant under the indemnification provisions of this Lease; (iii) shall consist of “occurrence” based coverage, without provision for subsequent conversion to “claims” based coverage; (iv) shall be issued by an insurance company having a rating of not less than A XV in Best’s Insurance Guide or which is otherwise acceptable to Landlord and authorized to do business in the state in which the Project is located; (v) shall be primary insurance and non contributing with respect to all Claims thereunder and any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance; (vi) be in form and content reasonably acceptable to Landlord; and (vii) shall provide that said insurance shall not be canceled or modified in coverage in a manner that would cause the insurance to no longer comply with the requirements of this Lease unless 30 days’ prior notice shall have been given to Landlord, and

(viii) shall not provide for a deductible or co-insurance provision in excess of $10,000. Tenant shall deliver said policy or policies or certificates and applicable endorsements thereof or reasonable evidence that such insurance is in place to Landlord on or before the Lease Commencement Date. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate and applicable endorsements, Landlord may, at its option upon 5 business days’ notice to Tenant, procure such policies for the account of Tenant unless Tenant provides same within such 5 day period, and the cost thereof shall be paid to Landlord within 5 days after delivery to Tenant of bills therefore. Tenant shall, at least 30 days prior to the expiration of each such policy, furnish Landlord with a renewal certificate and applicable endorsement of or “binder” extending such policy. Not more frequently than once every year, if in the opinion of Landlord the amount or scope of such insurance at that time is not adequate, Tenant shall increase such insurance as reasonably required by Landlord.
19.Waiver of Subrogation. Landlord and Tenant release each other, Tenant’s Invitees, Landlord’s guests, invitees, customers and licensees (collectively, “Landlord’s Invitees”) and Landlord’s agents, affiliates, officers, directors and employees from all claims for damage, loss, or injury to the Project, to Tenant’s Personal Property, and to the fixtures and Alterations of either Landlord or Tenant in or on the Project to the extent such damage, loss or injury is covered by any insurance policies carried by Landlord and Tenant and in force at the time of such damage, or which would have been covered by insurance policies required by this Lease to be carried by Tenant, but which Tenant failed to carry. Subject to the remaining provisions of this Paragraph, Landlord and Tenant shall each cause all insurance policies obtained by it pursuant to this Lease to provide that the insurance company waives all right of recovery by way of subrogation against Landlord, American Assets Trust, Inc., American Assets Trust, L.P., American Assets Trust Management, LLC, and Landlord’s agents, employees and representatives and Tenant in connection with any damage, loss, or injury covered by such policy. Notwithstanding the foregoing, if any claim to which the foregoing release by Landlord and waiver of subrogation provision would apply is for an amount which is less than Landlord’s applicable deductible, and Landlord elects not to submit such claim to its insurer, then the provisions of the foregoing release by Landlord shall not be applicable.
20.Landlord’s Insurance. Landlord may, at its election, maintain any of the following insurance, and any other insurance deemed appropriate or necessary, in Landlord’s sole discretion, in such amounts and with such limits as Landlord shall determine in its reasonable discretion: (i) Public liability and property damage insurance, and products liability insurance; (ii) Fire and extended coverage and special form insurance, coverage with respect to increased costs due to building ordinances, demolition coverage, and sprinkler leakage coverage; (iii) boiler and machinery insurance; (iv) fidelity insurance; (v) plate-glass insurance; (vi) earthquake insurance; (vii) terrorism insurance, (viii) flood insurance; (ix) rental interruption and/or business interruption insurance; and (x) pollution legal liability insurance. The premiums, costs, expenses, and deductibles (or similar costs or charges) of and/or with respect to any such insurance (all of the preceding, collectively, “Insurance Expenses”) shall be included in Operating Expenses. Any such coverage may be part of an umbrella or blanket policy, whereupon the premiums, costs, and expenses hereof will be reasonably apportioned between the Building and the other properties so included under such policy(ies).
21.Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied or assessed against, or based upon the value of, Tenant’s personal property installed or located in or on the Premises including without limitation trade fixtures, furnishings, equipment, Alterations, and inventory (collectively, “Tenant’s Personal Property”). On written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of such payments. If any such taxes, assessments, license fees, and/or other charges are levied against Landlord or Landlord’s property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant’s Personal Property, and if Landlord pays such taxes, assessments, license fees, and/or other charges or any taxes based on the increased assessments caused by Tenant’s Personal Property, then Tenant, on demand, shall immediately reimburse Landlord, as Additional Rent, for the sum of such taxes, assessments, license fees, and/or other charges so levied against Landlord, or the proportion of taxes resulting from such increase in Landlord’s assessment. Landlord may, at its election, pay such taxes, assessments, license fees, and/or other charges or such proportion, and receive such reimbursement, regardless of the validity of the levy.

22.Alterations. Except with respect to the performance of Tenant’s Work pursuant to the Work Letter attached hereto as Exhibit “C” Tenant shall not make any alterations, improvements, additions, installations, or changes of any nature in or to the Premises (any of the preceding, “Alterations”) unless Tenant first obtains Landlord’s written consent to such Alteration and otherwise complies with the provisions of this Paragraph 22; provided, however, no such consent will be required in connection with any Minor Alterations (as defined below).
22.1Request for Consent. At least 15 days prior to making any Alterations, Tenant shall submit to Landlord, in written form, proposed detailed plans of such Alterations, which plans must (i) in the case of a Minor Alterations, be in sufficient detail to, among other things, provide Landlord with reasonable evidence that such Alterations are of a nature that Landlord’s consent is not required, and (ii) in the case of any other Alterations, in sufficient detail to allow Landlord and its consultants to fully evaluate the proposed Alterations and their effect upon the Premises and the Project. Landlord will not unreasonably withhold, condition, or delay its consent to any Alterations for which consent is required; except that, in the case of exterior Alterations or Alterations which will be visible from outside the Premises or which will affect any structural components of the Project, Landlord shall have the right to grant or withhold its consent in the exercise of its sole discretion. In addition to the foregoing requirements, if the proposed Alteration requires approval by or notice to the lessor of a ground or underlying lease or the holder of a deed of trust encumbering the Project, no Alteration shall be commenced until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or deed of trust with respect to the proposed Alteration or Alterations have been met or complied with at Tenant’s expense; and Landlord, if it approves the Alteration, will request such approval or give such notice expeditiously, as the case may be, and thereafter diligently pursue obtaining such approval.
22.2Minor Alterations. Notwithstanding anything to the contrary contained herein, minor interior cosmetic Alterations such as painting, wall papering, carpeting or hanging pictures or moving furniture and temporary partitions or cubicles (the aggregate cost of which will not exceed $150,000.00, and which Alterations will not be visible from outside the Premises or affect any structural components of the Project) will not require Landlord’s prior consent so long as (i) Tenant notifies Landlord in accordance with Paragraph 22.1 (i) and (ii) Tenant complies with all reasonable conditions which may be imposed by Landlord including, but not limited to, the requirements of Paragraph 22.3 below, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C”. Any Alterations meeting the foregoing requirements to avoid the necessity of obtaining Landlord’s consent are referred to herein as a “Minor Alterations”.
22.3Additional Requirements. Tenant shall, prior to the commencement of any Alterations, and at Tenant’s sole cost, (i) acquire (and deliver to Landlord a copy of) any required permit from the appropriate governmental agencies to make such Alterations (any conditions of which permit Tenant shall comply with, at Tenant’s sole cost, in a prompt and expeditious manner), (ii) provide Landlord with ten business days’ prior written notice of the date the installation of the such Alterations is to commence, so that Landlord can post and record an appropriate notice of non-responsibility, (iii) pay Landlord the reasonable costs and expenses of Landlord for architectural, engineering, or other consultants which reasonably may be incurred by Landlord in determining whether to approve any such Alterations (excluding Minor Alterations), and (iv) if applicable, obtain (and deliver to Landlord proof of) reasonably adequate workers compensation insurance with respect to any of Tenant’s employees installing or involved with such Alterations (which insurance Tenant shall maintain in accordance with the Washington State Industrial Insurance Act). In addition, Tenant shall comply with all reasonable conditions which may be imposed by Landlord relative to such Alterations including, but not limited to, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C” applicable to Tenant’s Work. Notwithstanding anything to the contrary contained in this Paragraph 22.3, in no event may Tenant remove any ceiling tiles or ceiling gridwork or lighting without Landlord’s prior consent, and any such consent may be conditioned upon requiring Tenant to post a deposit to cover the cost of restoring the Premises to their prior condition upon termination of the Lease Term and to secure Tenant’s obligation to so restore the Premises.
22.4Ownership of Alterations. All Alterations shall, upon the Expiration Date of this Lease, become the property of Landlord and shall remain on and be surrendered with the Premises on the

Expiration Date; except that, Landlord may, at its election by written notice delivered to Tenant prior to the Expiration Date, require Tenant to remove any or all of the Alterations, provided that Landlord notifies Tenant in writing prior to commencement of the Alterations. If Landlord so elects to have the Alterations removed, Tenant shall, at its sole cost, on or before the Expiration Date, repair and restore the Premises to the condition of the Premises prior to the installation of the Alterations which are to be removed. Tenant shall pay all costs for Alterations and other construction done or caused to be done by Tenant and Tenant shall keep the Premises free and clear of all mechanics’ and materialmen’s liens resulting from or relating to any Alterations or other construction. Tenant may, at its election, contest the correctness or validity of any such lien provided that (a) within 20 days after written demand by Landlord, Tenant procures and records a lien release bond, issued by a corporation satisfactory to Landlord and authorized to issue surety bonds in Washington, in an amount equal to 150% of the amount of the claim of lien, which bond meets the requirements of any successor statute, and (b) Landlord may, at its election, require Tenant to pay Landlord’s attorneys’ fees and costs incurred in participating in such an action.
22.5Tenant’s Communications, Computer Lines and Wi-Fi Use.
(a)Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the “Lines”), provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of this Lease, including without limitation the provisions of Paragraph 10.1 and Article 22, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the “Identification Requirements”, as that term is set forth herein below, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant’s name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4’) outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines’ termination point(s) (collectively, the “Identification Requirements”). Landlord reserves the right, upon notice to Tenant prior to the expiration or earlier termination of this Lease, to require that Tenant, at Tenant’s sole cost and expense, remove any Lines located in or serving the Premises prior to the expiration or earlier termination of this Lease.
(b)Wi-Fi. Tenant shall have the right to install, at its sole cost and expense, a wireless intranet, Internet, and communications network (also known as “Wi-Fi”) utilizing IEEE 802.XX protocols within the Premises for the use of Tenant and its employees (the “Network”) subject to the provisions of this Paragraph 22.5 and the other provisions of Paragraph All telecommunications service providers shall be subject to Landlord’s prior written approval.
(c)No solicitation. Tenant shall not solicit, suffer, or permit other tenants or occupants of the Building to use the Network or any other communications service, including, without limitation, any wired or wireless Internet service that passes through, is transmitted through, or emanates from the Premises.
(d)Interference. Tenant agrees that the Network, the Lines, Tenant’s communications equipment and the communications equipment of Tenant’s service providers located in or about the Premises or installed in the Building to service the Premises including, without limitation, any antennas, switches, or other equipment (collectively, “Tenant’s Communications Equipment”) shall be of a type and, if applicable, a frequency that will not cause radio frequency, electromagnetic, or other interference to any other party or any equipment of any other party including, without limitation, Landlord, other tenants, or occupants of the Building, Landlord reserves the right to cause Tenant to operate on a channel or frequency band that Landlord selects, in its sole discretion. In the event that Tenant’s Communications Equipment causes or is believed by Landlord to cause any such interference, upon receipt of notice from Landlord of such interference, Tenant will promptly take all steps necessary to correct and eliminate the interference. If the interference is not eliminated within 24 hours (or a shorter period if Landlord believes a shorter period to be appropriate) then, upon notice from Landlord, Tenant shall use other channels or frequencies as determined solely by Landlord, or, at Landlord’s election, shut down the Tenant’s Communications Equipment pending resolution of the interference (with the exception of intermittent testing upon prior notice to, and with the prior approval of, Landlord). Landlord shall have no obligation or liability with respect to any interruption, curtailment or discontinuance of telecommunications services.
(e)Maintenance. Tenant shall maintain Tenant’s Telecommunications Equipment in good order and repair at its sole cost and expense.
(f)Acknowledgment. Tenant acknowledges that Landlord has granted and/or may grant lease rights, licenses, and other rights to other tenants and/or occupants of the Building and to telecommunications service providers.
23.Surrender of Premises and Holding Over.
23.1Surrender. On the Expiration Date, Tenant shall surrender to Landlord the Premises and all Alterations (except for Alterations that Tenant is obligated to remove as expressly set forth above) in a first class and clean condition, less any normal wear and tear, free of trash and debris including cleaning of all flooring; all walls shall be patched and painted; all signage installed by Tenant on any portion of the Buildings or Project shall be removed and the surfaces repaired, including restoration of the signage mounting surfaces to their pre-existing condition; all sign circuits, electrical circuits, and lighting fixtures shall be in good operating condition; all roof penetrations arising from Tenant’s occupancy of the Premises shall be in a watertight condition; and all doors, windows, locks, and hardware shall be in operable condition upon the termination of this Lease. Tenant shall additionally, as of the Expiration Date, remove all of Tenant’s Personal Property and perform all repairs and restoration required by the removal of any Alterations or Tenant’s Personal Property, and Tenant shall surrender to Landlord all keys to the Premises (including without limitation any keys to any exterior or interior doors). Landlord may elect to retain or dispose of in any manner any Alterations or Tenant’s Personal Property that Tenant does not remove from the Premises on the Expiration Date as required by this Lease by giving written notice to Tenant. Any such Alterations or Tenant’s Personal Property that Landlord elects to retain or dispose of shall immediately upon notice to Tenant vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord’s retention or disposition of any such Alterations or Tenant’s Personal Property. Tenant will be liable to Landlord for Landlord’s costs for storing, removing (including related restoration work), or disposing of any such Alterations or Tenant’s Personal Property. If Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by this Paragraph, Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims resulting from such failure, including without limitation any claim for damages made by a succeeding tenant.
23.2Holding Over. If Tenant, with Landlord’s consent, remains in possession of the Premises after the Expiration Date, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on 30-days’ written notice given at any time by Landlord or Tenant. During any such month-to-month tenancy, or any other holdover tenancy which is without Landlord’s consent, Tenant shall pay, as Basic Monthly Rent, 125% of the Basic Monthly Rent in effect immediately prior to the Expiration Date; which rental amount Tenant acknowledges is fair and reasonable under all of the facts and circumstances existing as of the date of this Lease. All provisions of this Lease except for those pertaining to Term shall apply to any such tenancy. If Tenant holds over after the Expiration Date without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to 150% of the Basic Monthly Rent and Additional Rent in effect immediately prior to expiration of the Term (prorated on a daily basis), and otherwise subject to the terms, provisions, and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute consent to a holdover tenancy hereunder or result in a renewal. The foregoing provisions this Paragraph 23.2 are in addition to, and do not affect, Landlord’s right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon expiration or other termination of this Lease. The provisions of this Paragraph 23.2 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law. In addition to the foregoing, if Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by Paragraph 23.1, above, Tenant shall indemnify, defend, and hold harmless Landlord from and against all actions, demands, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims resulting from such failure, including, without limitation, any claim for damages made by a succeeding tenant.
24.Default. In addition to any other default specifically described in this Lease, each of the following occurrences shall be a “Default”:
(a)Tenant’s failure to pay any portion of Rent when due (“Monetary Default”);
(b)Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within ten (10) days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within ten (10) days, Tenant shall be allowed additional time (not to exceed sixty (60) days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within ten (10) days and diligently pursues the cure to completion;
(c)Tenant permits a Transfer without Landlord’s required approval or otherwise in violation of Section 31 of this Lease;
(d)Tenant fails to cure within two (2) days’ notice thereof any condition which is hazardous, interferes with another tenant or the operating or leasing of any portion of the Property, or may cause the imposition of a fine, penalty or other remedy on Landlord or its agents or affiliates;
(e)Tenant fails to restore the Security Deposit pursuant to Paragraph 6, above (or Letter of Credit, if applicable, pursuant to Paragraph 6, above), within ten days of written notice from Landlord demanding such restoration; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under applicable unlawful detainer statutes.
(f)(1)Tenant or any Guarantor makes a general assignment for the benefit of creditors; (2) Tenant or any Guarantor files by or for reorganization or arrangement under any law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (4) attachment execution or other judicial seizure of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease; (5) Tenant or any Guarantor convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or compositions of its debts; or (6) Tenant’s or any Guarantor’s insolvency or failure to, or admission of an inability to, pay debts as they mature;
(g)the leasehold estate is taken by process or operation of Law (except if taken by Condemnation);
(h)Tenant does not take possession of or abandons the Premises;
(i)Tenant fails to deliver, within the ten (10) day period described in Paragraph 41 and 49.2 below, any estoppel certificate or financial statements requested by Landlord pursuant to Paragraph 41 and 49.2 below;
(j)Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord at the Building or Project. If Landlord provides Tenant with notice of Tenant’s failure to comply with any specific provision of this Lease on three (3) separate occasions during any twelve (12) month period, Tenant’s subsequent violation of such provision shall, at Landlord’s option, be an incurable Default by Tenant. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law. Notwithstanding the foregoing, if Tenant violates the same term or condition of this Lease on two (2) occasions during any twelve (12) month period, Landlord shall have the right to exercise all remedies for any violations of the same term or condition during the next twelve (12) months without providing further notice or any opportunity to cure; or
(k)if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days after levy thereof.
25.Landlord’s Remedies.
25.1Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:
(a)Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord, in compliance with Law, may enter upon and take possession of the Premises and remove Tenant, Tenant’s Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent (together with interest thereon as set forth in Paragraph 26, below) and other losses and damages Landlord suffers as a result of Tenant’s Default, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Costs of Reletting” shall include all reasonable costs and expenses incurred by Landlord in preparing the Premises to be relet for office use, plus the unamortized cost of broker commissions paid for this Lease, the unamortized cost of any Tenant Improvements installed by or paid for by Landlord, and the unamortized value of any rent-free occupancy periods granted to Tenant (all of which shall be amortized on a straight-line basis over eight years).
(b)Terminate Tenant’s right to possession of the Premises and, in compliance with Law, remove Tenant, Tenant’s Property and any parties occupying the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine. Landlord, at its option, may make such physical changes to the Premises as it considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease. If there is other vacant space in the Building, Landlord shall have no obligation to attempt to relet the Premises prior to leasing other space in the Building. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease. To the extent permitted by law, Tenant expressly waives the service of any notice of intention to terminate this Lease or to retake the Premises, and waives service of any demand for payment to Rent or for possession, and of any every other notice or demand required or permitted under applicable law. To the extent permissible by law, if Landlord takes possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which was purchased with any tenant improvement allowance provided by Landlord to Tenant or that is leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process and without being liable for prosecution or any claim for damages therefor) all or any furniture, fixtures, equipment and other property located in the Premises and place the same in storage at any place convenient to Landlord or dispose of the same; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal, storage, and/or disposal and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense, and liability in connection with such removal, storage and/or disposal. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment, and other property to any person (“Claimant”) claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument purporting to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument and without the necessity of Landlord’s making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify, defend and hold Landlord Parties harmless from all cost, expense, loss, damage, and liability incident to Landlord’s relinquishment of possession of all or any portion of such furniture, fixtures, equipment, or other property to Claimant. Should Tenant abandon the Premises and leave property therein, Landlord may elect whether or not to accept the property, liquidate said property and apply the proceeds against any sums due and owing by Tenant, or to dispose of said property, and Tenant waives any claim to such property after any such abandonment. For purposes of the foregoing, Tenant shall be deemed to have abandoned its interest in such property if the same is not removed from the Premises by Tenant within ten days after Landlord’s proper demand that Tenant remove same, or within ten days after expiration or earlier termination of this Lease, whichever first occurs. The provisions of this Paragraph 25.01 shall additionally apply at the time of Tenant’s surrender of the Premises pursuant to Paragraph 23.1. The provisions hereof shall survive the termination of this Lease.
25.2In lieu of calculating damages under Section 25.01, Landlord may elect to receive as damages the sum of (a) all unpaid Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate (defined below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting. “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located.
25.3If Tenant is in Default of any of its non-monetary obligations under this Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to ten percent (10%) of the cost of the work performed by Landlord. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity.
25.4The parties hereto specifically agree that Tenant’s covenants to pay Rent or any other payments required of it hereunder are independent of all other covenants and agreements herein contained and, as such, among other things, Tenant shall have no offset rights against the Rent payable hereunder by Tenant to Landlord except as may be specifically permitted under this Lease.
26.Interest and Late Charges. Late payment by Tenant to Landlord of Rent or other charge will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impracticable or extremely difficult to fix. Such costs include, without limitation, processing, collection and accounting charges, and late charges that may be imposed on Landlord by the terms of any deed of trust covering the Premises. Therefore, if any Rent or other charge (in the form of good funds) is not received by Landlord within ten days of its due date, then, without any requirement for notice to Tenant, Tenant shall owe and pay to Landlord an additional sum of five percent of such overdue amount as a late charge. Such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment by Tenant, and therefore this Paragraph is reasonable under the circumstances existing at the time this Lease is made. Acceptance of such late charge by Landlord shall not constitute a waiver or cure of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease any or all of which may be exercised before, concurrently, or after Landlord’s exercise of its rights hereunder. In addition to the late charge payable by Tenant, as provided above, if any such Rent or other charge is not paid within 30 days of the date such Rent or other charge was due, then Tenant shall pay to Landlord interest on such overdue Rent or other charge (from such 30th day until all amounts, including interest, are paid in full) at the rate of seven percent (7%) per annum above the “prime rate” announced from time to time by Bank of America, NT&SA or the maximum amount permitted by law, whichever is less (the “Default Rate”). If such prime rate ceases to be announced, then a comparable “prime rate” shall be utilized, as selected by Landlord.

27.Landlord Default - Tenant’s Remedies. Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord when due, but in no event later than twenty (20) days after notice by Tenant to Landlord, and to the holder of any first mortgage or deed of trust covering the Premises, whose name and address shall have been furnished to Tenant, specifying the nature of Landlord’s failure to perform; provided, however, that if the nature of Landlord’s obligation is such that more than twenty (20) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such twenty (20) day period and thereafter diligently prosecutes the same to completion. In no event shall Landlord be liable under any circumstances for any consequential damages incurred by Tenant, including, without limitation, any injury to, or interference with, Tenant’s business (including any loss of profits), arising in connection with this Lease. In the event of Landlord default, Tenant shall be entitled to pursue all legal and equitable remedies available, subject to any limitations set forth in this Lease, provided that nothing herein contained shall be interpreted to mean that Tenant is excused from paying Rent due hereunder as a result of any default by Landlord.
28.Quarterly Payments. If a late charge is payable under this Lease, whether or not collected, for two installments of Basic Monthly Rent or Additional Rent due under this Lease during any one calendar year during the Lease Term, then Landlord, by written notice to Tenant, may require that Basic Monthly Rent and Additional Rent be due and payable quarterly in advance, rather than monthly. All monies paid to Landlord under this Paragraph may be commingled with other monies of Landlord and shall not bear interest. If Tenant breaches any provision of this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Paragraph may, at Landlord’s election, be applied to the payment of any monetary default of Tenant.
29.Destruction. If the Building is totally or partially destroyed during the Lease Term, rendering the Premises totally or partially inaccessible or unusable, then, subject to the remainder of this Paragraph, (i) Landlord shall promptly commence work necessary to restore the Building to substantially the same condition as it was in immediately before such destruction and shall diligently prosecute such restoration work until completed, (ii) Landlord shall not be required to restore Tenant’s Alterations or Tenant’s Personal Property, unless they are an integral part of the Premises and they are specifically covered by insurance proceeds received by Landlord, such excluded items being the sole responsibility of Tenant to restore, (iii) such destruction shall not terminate this Lease (except as provided below), and (iv) all obligations of Tenant under this Lease shall remain in effect, except that the Basic Monthly Rent and Additional Rent shall be abated or reduced, between the date of such destruction and the date of Substantial Completion of restoration, by the ratio of (a) the Rentable Square Footage of the Premises rendered unusable or inaccessible by the destruction, to (b) the Rentable Square Footage of the Premises prior to such destruction. Notwithstanding anything to the contrary in this Paragraph, either party shall have ten business days from the date of Landlord’s determination that this sentence applies to the subject destruction/reconstruction, in which to terminate this Lease if Landlord determines that (1) it will likely take more than either (A) 250 days following the date of such casualty, or (B) 180 days from obtaining all required permits for such reconstruction, in which to complete such work, (2) such destruction (which is not de minimus in nature) occurs during the last two years of the Lease Term, or (3) then-existing laws do not permit such restoration. Additionally, Landlord may, at its election, terminate this Lease by so notifying Tenant in writing on or before the later of 60 days after such destruction if (I) such destruction exceeds 20% of the then-replacement value of the Premises, the Building, or the Project, or (II) Landlord reasonably determines that the cost of such restoration will exceed the amount of insurance proceeds relating to such destruction actually received (or likely to be available) by Landlord from insurance maintained by Landlord, excluding deductibles, by more than five percent of such cost of restoration. If Landlord or Tenant so terminates this Lease, then (x) Landlord shall have no obligation to restore the Project , (y) Landlord shall retain all insurance proceeds relating to such destruction (except the proceeds of any insurance policies maintained by Tenant, unless Tenant or its agents, employees or contractors are found to be legally liable for the destruction, in which case Landlord shall be entitled to recover from Tenant any insurance proceeds paid or payable to Tenant to the extent necessary to pay the reasonable cost of restoration), and (z) this Lease shall terminate as of 30 days after such notice of termination from Landlord or Tenant, as applicable. Tenant hereby waives the provisions of any successor statute with respect to any destruction of the Premises. If Landlord fails to Substantially Complete any restoration work within six months after occurrence of the damage or destruction, Tenant may, by 30 days’ written notice to Landlord delivered after the expiration of such six-month period, terminate this Lease.

29.1Waiver of Statutory Provisions. The provisions of this Lease, including this Paragraph 29, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of Washington with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.
30.Condemnation. If during the Lease Term, or during the period of time between the execution of this Lease and the Lease Commencement Date, there is any taking of all or any part of the Premises or any interest in this Lease by the exercise of any governmental power, whether by legal proceedings or otherwise, by any public or quasi-public authority, or private corporation or individual, having the power of condemnation (any of the preceding a “Condemnor”), or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending (any of the preceding, a “Condemnation”), the rights and obligations of Landlord and Tenant shall be determined pursuant to this Paragraph. If such Condemnation is of the entire Premises, then this Lease shall terminate on the date the Condemnor requires that Tenant vacate the Premises (the “Date of Condemnation”). If such Condemnation is of any portion, but not all, of the Premises, then this Lease shall remain in effect, except that, if the remaining portion of the Premises is rendered unsuitable for Tenant’s continued use of the Premises, then Tenant may elect to terminate this Lease, by so notifying Landlord in writing (the ‘Termination Notice”) within 30 days after the date that the nature and extent of the Condemnation have been determined. Such termination shall be effective on the earlier of (i) the date that is 30 days after the giving of the Termination Notice, or (ii) the Date of Condemnation. If Tenant does not give to Landlord the Termination Notice within such 30-day period, then all obligations of Tenant under this Lease shall remain in effect, except that (unless the Premises are restored as set forth below) Basic Monthly Rent shall be reduced by the ratio of (a) the Rentable Square Footage of the Premises taken to (b) the Rentable Square Footage of the Premises immediately prior to the Date of Condemnation. Unless Landlord restores the Premises pursuant to the preceding sentence, or unless Tenant gives to Landlord the Termination Notice within the relevant 30-day period, Tenant at its sole cost shall accomplish any restoration required by Tenant to use the Premises. A temporary Condemnation of the Premises, or any part of the Premises, for less than 180 days, shall not constitute a Condemnation under this Paragraph; but the Basic Monthly Rent shall abate as to the portion of the Premises affected during such temporary Condemnation. All compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation (the “Award”) shall belong to and be paid to Landlord. Tenant shall have no right to any part of the Award, and Tenant hereby assigns to Landlord all of Tenant’s right, title, and interest in and to any part of the Award, except that Tenant shall receive from the Award any sum paid expressly to Tenant from the Condemnor for Tenant’s Personal Property or for severance damages. Landlord and Tenant waive the provisions of any statute (including without limitation any successor statute) that allows Landlord or Tenant to petition the superior court (or any other court) to terminate this Lease in the event of a partial Condemnation of the Premises.
31.Assignment and Other Transfers.
31.1Restriction on Transfer. Without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, delayed or denied and except as permitted by Paragraph 31.3, below, none of the following shall occur (nor be permitted by Tenant to occur), voluntarily, involuntarily, by operation of law, or otherwise (any of the following, a “Transfer”): (i) any assignment, sublease, disposition, sale, concession, license, license agreement for the use of any portion of the Premises, mortgage, encumbrance, hypothecation, pledge, collateral assignment, or other transfer, by Tenant of this Lease, any interest in this Lease, or all or any portion of the Premises; or (ii) any assignment, disposition, sale, transfer, acquisition, or issuance of equitable interests (whether stock, partnership or otherwise) in Tenant, to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding (or assigning, transferring, disposing of, or selling) 50% or more of the aggregate issued and outstanding equitable interests in Tenant.
31.2Transfer Provisions Generally.

31.2.1Any Transfer made without Landlord’s consent shall be voidable at Landlord’s option. At least 30 days prior to entering into any proposed Transfer, Tenant shall submit to Landlord the sum of $1,000.00 (as payment toward Landlord’s and Landlord’s attorneys’ cost of reviewing, consenting to, rejecting and/or consummating any proposed Transfer), and a written notice (“Tenant’s Notice”) which includes (i) a fully executed copy of the instrument of transfer (i.e., the sublease or assignment) relating to the proposed Transfer, along with all related agreements, documents, instruments, exhibits, and escrow instructions, (ii) the name and address of the Proposed Transferee, (iii) an abstract of the terms and conditions of the proposed Transfer, including without limitation the economics of such Proposed Transfer and the commencement or effective date of the proposed Transfer, which shall be at least 30 days after Tenant’s Notice is given, and (iv) the nature, character, and current banking, financial, and other credit information and references with respect to the Proposed Transferee and the business of the Proposed Transferee (including without limitation financial statements including, but not limited to, a profit and loss statements and balance sheets detailing cash flow for the three most recent years), in reasonably sufficient detail to enable Landlord to determine the Proposed Transferee’s financial responsibility.
31.2.2Within 10 business days after Landlord’s receipt from Tenant of such sum and Tenant’s Notice, and all documentation requested of Tenant by Landlord, Landlord shall notify Tenant whether Landlord has consented to the proposed Transfer. Any consent by Landlord to any proposed Transfer shall not constitute a consent with respect to any other Transfer. If Landlord consents to any proposed Transfer, and Tenant fails to consummate such Transfer within 30 days of the commencement or effective date of the proposed Transfer (as set forth in Tenant’s Notice) or, if Tenant’s Notice fails to identify such a date, then within 150 days of the Tenant’s Notice, then such consent shall be deemed withdrawn and Tenant shall be required again to comply with this Paragraph before making a Transfer. Landlord shall not be deemed to have unreasonably withheld its consent with respect to any Transfer if (among other things) Landlord shall not have received such sum or Tenant’s Notice, if the nature or character of the Proposed Transferee is not in keeping with the dignity and character of the Building and the surrounding area, if the Proposed Transferee’s proposed use is materially and adversely different than the Permitted Use or Tenant’s prior use, if the proposed Transfer will result in the diminution of the value or marketability of the Building or the Project, if Landlord is not reasonably satisfied that the Proposed Transferee is creditworthy, or if the proposed Transfer will conflict with or result in a breach of any of the provisions of, or constitute a default under, any agreement, instrument, or document to which Landlord is a party or by which the Project may be bound. No Transfer shall release or discharge Tenant from any liability, whether past, present, or future, under this Lease and Tenant shall continue to remain directly and primarily liable under this Lease (and not as a mere surety).
31.2.3Unless otherwise agreed to by all parties, the Tenant’s Security Deposit (if any) shall be retained by Landlord and returned to the lawful tenant in possession of the Premises at the time of the Lease termination, subject to the terms and conditions of Paragraph 6 of this Lease. Any Transfer documentation shall contain the following provisions, which provisions whether contained in such Transfer documentation or not, shall apply to such Transfer: (a) Such Transfer shall be subject to, and bound by, all provisions of this Lease; (b) No Proposed Transferee shall be permitted to enter into any Transfer without Landlord’s prior written consent; and (c) At Landlord’s option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, by operation of law or otherwise, prior to the expiration of such Transfer, the Proposed Transferee shall make full and complete attornment to Landlord for the balance of the term of such Transfer. Such attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord that the Proposed Transferee shall execute and deliver to Landlord within five days after request by Landlord.
31.2.4Tenant shall promptly reimburse Landlord for Landlord’s reasonable and actual cost not to exceed $5,000 of reviewing, consenting to, rejecting and/or consummating any proposed Transfer, including without limitation reasonable attorneys’ fees and costs/fees of Landlord’s Lender (if any) in connection therewith. If Tenant fails to pay such amount within ten business days of written demand, Tenant shall be in default hereunder and Landlord shall have the right, in addition to its other rights and remedies under this Lease, to revoke its prior approval of the proposed Transfer if such Proposed Transferee has not yet taken over possession of the Premises.

31.3Excess Rent. Tenant shall promptly pay to Landlord, as and when received, 50% of all rents and other consideration after all of Tenant’s reasonable third-party expenses incurred in connection with such Transfer are deducted, of whatever nature, payable by the Proposed Transferee (or receivable by Tenant) pursuant to or as a result of any Transfer, which exceed (i) in the case of a sublease of a portion of the Premises, the portion of the Basic Monthly Rent that is allocable to the portion of the Premises subleased (such allocation based on the Rentable Square Footage of the portion subleased), or (ii) in the case of any other Transfer, the Basic Monthly Rent.
31.4Permitted Transferee. Notwithstanding anything to the contrary contained in Paragraphs 31.1 or 31.3, above, no consent of Landlord will be required for, and no amounts will be payable to Landlord in connection with, any Transfer to any of the following (any of which will constitute a “Permitted Transferee”):
31.4.1Any parent, wholly-owned subsidiary, or other company of which Tenant owns all or substantially all of the voting and beneficial interests, or which company owns all or substantially all of the voting and beneficial interests in Tenant, and which parent, subsidiary, or other company has a net worth (determined in accordance with GAAP) equal to or greater than Tenant’s net worth as of the day before such transaction or as of the Lease Commencement Date, whichever is less;
31.4.2Any surviving or successor entity resulting from a merger, consolidation, or sale of substantially all of the assets of Tenant, where the net worth of the resulting or acquiring company exceeds (as determined in accordance with GAAP), the net worth of the Tenant as of the day prior to such transaction or as of the Lease Commencement Date, whichever is less; or
31.4.3Any sale of stock as part of a “public offering” on one of the nationally recognized securities exchanges (such as, without limitation, NYSE or NASDAQ) or as part of an employee stock purchase program.
31.4.4The sale or transfer of substantially all of Tenant’s assets in the state the Premises are located.
Notwithstanding the foregoing, and as a condition precedent to the effectiveness of any such Transfer to a Permitted Transferee, at least 20 days prior to any proposed Transfer to a Permitted Transferee, Tenant shall notify Landlord in writing of its intention to undertake such a Transfer and provide Landlord with sufficient information to confirm that such entity will in fact be a Permitted Transferee and the assigning Tenant shall execute Landlord’s form guaranty which guaranty shall serve to release such assigning Tenant from direct liability hereunder and such assigning Tenant will then only have liability for matters first accruing under this Lease thereafter pursuant to such guaranty (it being understood that if such assigning Tenant fails to execute such a Guaranty, then such assignment shall constitute an Event of Default, such Transfer will be void, and such assigning Tenant shall remain primarily liable hereunder). Landlord shall keep all such information confidential. Other than the right to engage in a Transfer to a Permitted Transferee without Landlord’s consent, all other provisions of Paragraph 31.2 shall apply to such a Transfer.
32.Landlord’s Reserved Rights.
32.1General Rights Reserved. In addition to the specific reserved rights identified in Paragraph 32.2, below, Landlord, as owner of the Project, in addition to Landlord’s other rights, reserves the right from time to time: (i) to temporarily utilize portions of the Common Areas for, among other things, entertainment, outdoor shows, displays, automobile and other product shows, the leasing of kiosks, or such other uses which, in Landlord’s reasonable judgment, are appropriate; (ii) to utilize the lighting standards and other areas or improvements in the Common Areas for advertising, notice purposes, or other reasonable purposes; (iii) to close any of the Common Areas to the extent required in the opinion of Landlord’s legal counsel to prevent a dedication of any of the Common Areas or the accrual of any rights to any person or to the public in and to any portion of the Common Areas; (iv) to close, temporarily, any of the Common Areas for maintenance purposes; (v) to designate other property outside the boundaries of the Project to become part of the Common Areas; (vi) to close off or otherwise utilize portions of the Common Areas while constructing improvements or making repairs or alterations to any portion of the Project; (vii) to utilize portions of the Common Areas, on a temporary basis, as a staging area for any construction work by Landlord or its affiliates, agents, tenants, or contractors; and (viii) to make any changes to the Common Areas, or any part of the Project, including without limitation changes to buildings or other improvements, the addition of new buildings or other improvements, and/or changes in (among other things) the location of driveways, entrances, exits, vehicular parking spaces, or the direction of the flow of traffic. In exercising such rights, Landlord agrees to use commercially reasonable efforts to minimize any interference with Tenant’s use of the Premises.
33.Easements. Landlord may, at its election, from time to time, grant such easements, rights and dedications, and cause the recordation of parcel maps, easement and operating agreements, and restrictions affecting the Premises and the Project, provided that no such acts materially and adversely affect Tenant’s rights of ingress or egress to the Building and the Premises or Tenant’s right to use the Premises. Tenant shall promptly sign any documents or instruments to accomplish the foregoing upon request by Landlord.
34.Access by Landlord. Landlord and any of Landlord’s Invitees shall have the right to enter the Premises at all reasonable times, during normal business hours if feasible under the circumstances, and upon 24 hours’ notice (except that no notice shall be required in the case of an emergency) (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to do any necessary maintenance or perform any restoration to the Premises that Landlord has the right or obligation to perform, (iii) to serve, post, or keep posted any notices required or allowed under this Lease, (v) to post “for sale” or “for rent” or “for lease” signs during the final nine months of the Term, (vi) to show the Premises to brokers, lenders, agents, prospective buyers, prospective tenants, or other persons interested in a listing of, financing, purchasing, or occupying the Project, the Premises or any portion of the Project or the Premises, and (vii) to shore the foundations, footings, and walls of the Project, and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. In the event of an emergency Landlord shall have the right to enter the Premises at any time, without prior notice to Tenant. Landlord’s rights under this Paragraph extend, with Landlord’s consent, to the owner of adjacent property on which excavation or construction is to take place and the adjacent property owner’s agents, employees, officers, and contractors. Landlord shall not be liable for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of any entry on the Premises as provided in this Paragraph except damage resulting directly from the grossly negligent acts or willful misconduct of Landlord or Landlord’s Invitees. Tenant shall not be entitled to any abatement or reduction of Basic Monthly Rent or other Rent because of the exercise by Landlord of any rights under this Paragraph.
35.Indemnity. Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord and its members, shareholders, officers, directors, agents, property managers, employees, contractors, and the partners comprising Landlord (if any) from and against all Claims (as defined below) and all costs, expenses, and attorneys’ fees incurred in the defense or handling of any such Claims or any action or proceeding brought on any of such Claims. For purposes of this Lease, the term “Claims” shall mean all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they result from Landlord’s negligent acts or willful misconduct) arising from or which seek to impose liability under or because of (i) Tenant’s or Tenant’s Invitees’ use of the Premises, (ii) the conduct of Tenant’s business, (iii) any activity, work, or things done, permitted, or suffered by Tenant or any of Tenant’s Invitees in or about the Premises or elsewhere, (iv) any breach or default in the performance of any obligation to be performed by Tenant under this Lease, and/or (v) any negligence of Tenant or any of Tenant’s Invitees. If any action or proceeding is brought against Landlord or its shareholders, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) by reason of any such Claims, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant’s sole cost by legal counsel satisfactory to Landlord. Landlord hereby agrees to indemnify, defend, protect, and hold harmless Tenant from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims suffered by or asserted against Tenant to the extent arising from Landlord’s negligent acts or willful misconduct.

35.1WAIVER OF IMMUNITY.SOLELY FOR PURPOSES OF GIVING EFFECT TO THE FOREGOING DEFENSE AND INDEMNITY OBLIGATIONS, AND NOT FOR THE BENEFIT OF ANY THIRD-PARTY, TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO THE PARTIES INDEMNIFIED UNDER THE PRECEDING PARAGRAPHS UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR, AS ANY OF THE SAME MAY BE AMENDED, SUBSTITUTED OR REPLACED, AND EXPRESSLY AGREES TO ASSUME POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST AN INDEMNIFIED PARTY BY TENANT’S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND EACH PARTY HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.
36.Exemption of Landlord from Liability. Except to the extent caused by Landlord’s negligent acts, willful misconduct, violation of law or failure to perform its obligations under this Lease, Tenant assumes all risk of, Tenant waives all claims against Landlord in respect of, and Landlord shall not be liable for, any of the matters set forth in the preceding Paragraph or any of the following: injury to Tenant’s business, loss of income from such business, or damage or injury to the goods, wares, merchandise, or other property or the person of Tenant, Tenant’s Invitees, or any other persons in, upon, or about the Premises, whether such damage, loss, or injury is caused by or results from criminal acts, fire, steam, electricity, gas, water, rain, the breakage, leakage, obstruction or other defects of pipes, sewer lines, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or any other cause, conditions arising upon the Premises, or other sources or places, and regardless of whether the cause of such damage, loss, or injury or the means of repairing such damage, loss, or injury is inaccessible to Tenant. This Lease shall not be affected or impaired by any change to any part of the Project or any sidewalks, streets or improvements nearby the Project.
37.Hazardous Substances.
37.1Landlord’s Covenants. Landlord shall not cause any unlawful accumulations of Hazardous Material (as defined below) to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Landlord or its agents, employees, or contractors, except for limited quantities of standard office and janitorial supplies and petroleum and petroleum-related products commonly used on or at similar office projects. Furthermore, Landlord shall: (a) use, store, and dispose of all such permitted Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws (as defined in Paragraph 37.2, below). Except as to those matters which are Tenant’s responsibility pursuant to Paragraph 37.2, below, Landlord shall be responsible, at its expense (or the expense of others; but not as an Operating Expense) to cause any unlawful accumulations of Hazardous Materials or Asbestos-Containing Materials to be remediated in accordance with the requirements of all applicable environmental laws.
37.2Tenant’s Covenants. Tenant covenants, represents, and warrants to the Landlord that its use of the Premises, the Building, and the Project will be in full compliance with all environmental laws. Tenant hereby agrees to indemnify Landlord against all actions, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they arise as a result of Landlord’s grossly negligent acts or willful misconduct), arising from or relating to: any discharges, releases, or threatened releases of any Hazardous Material into ambient air, water, or land by Tenant or Tenant’s lnvitee’s from, on, under, or above the Premises, (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or hazardous or toxic wastes, substances, or materials by Tenant or Tenant’s Invitees, or otherwise from, on, or under, the Premises, or (iii) a violation by Tenant or Tenant’s Invitees of any environmental law on, under, or above the Premises (for purposes of this Lease, “environmental laws” shall mean any Federal, State, or local law, statute, regulation, ordinance, guideline, or common law principle relating to public health or safety or the use or control of the environment, including without limitation the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Carpenter-Presley-Tanner Hazardous Substance Account Act, the Federal Clean Air Act, the Federal Clean Water Act, and the Federal Resource Conservation and Recovery Act and any other laws governing environmental or Hazardous Material matters in Washington.

Tenant agrees to promptly reimburse Landlord for all of Landlord’s costs arising from periodic monitoring of Tenant’s use, handling, or storage of Hazardous Substances at or surrounding the Premises. Tenant shall not cause or permit any Hazardous Material to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies. Tenant shall: (a) use, store, and dispose of all such permitted Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws. If the Premises are contaminated (or, due to the acts or omissions of Tenant or Tenant’s Invitees, the Project is contaminated) by any Hazardous Material during the Lease Term, then (1) Tenant shall promptly notify Landlord in writing of such contamination, and (2) Landlord may elect to either (A) demand that Tenant perform all remediation required by Landlord (to Landlord’s satisfaction and at Tenant’s sole cost, necessary to return the Premises (and/or the Project) to at least as good a condition as the Premises (or the Project) are in as of the date of this Lease, which Tenant shall immediately do upon receipt of notice from Landlord, or (B) proceed to cause such investigation, clean-up, and remediation work which Landlord deems necessary or desirable to be undertaken, whereupon the entire cost thereof (plus a supervisory fee equal to ten percent of such cost) will be payable by Tenant to Landlord upon demand as Additional Rent. If, after demand by Landlord, as provided in this Paragraph, Tenant does not promptly commence and diligently pursue such remediation, then Landlord may, at Landlord’s election, perform or cause to be performed such remediation and Tenant shall immediately, upon demand, pay the cost thereof to Landlord, plus a supervisory fee in the amount of ten percent of such cost. Tenant’s obligations and liability under this Paragraph shall survive the termination of Tenant’s tenancy and the Lease Term of this Lease, except that nothing contained in this Paragraph shall be deemed to impose liability on Tenant for any problem arising after the Lease Term provided neither Tenant nor Tenant’s Invitees contributed to such problem during the Lease Term.
37.3Definition of Hazardous Materials. As used in this Lease the term “Hazardous Material” shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of Washington, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation: (a) any “hazardous substance”, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675); (b) “hazardous waste”, as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k); {c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297; (f) asbestos in any form or condition; and (g) polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.
38.Prohibition Against Mold. Lead-Based Paint. and Asbestos-Containing Materials. Asbestos-Containing Materials. Tenant shall not allow or permit any lead-based paint to be used in the Premises. nor shall Tenant allow or permit any condition to occur which could result in the growth of mold within the Premises. Additionally. Tenant acknowledges and agrees that (i) the Project may have been constructed at a time when asbestos was commonly used in construction. (ii) asbestos and asbestos-containing materials (collectively. “Asbestos-Containing Materials”) may be present at the Project, and (iii) airborne asbestos fibers may be released and result in a potential health hazard if proper Asbestos-Containing Materials containment. remediation and abatement procedures are not observed. Tenant shall not allow or permit any Asbestos Containing Materials in any form or concentration to be used or stored in the Premises or used in the construction of any improvements or alterations to the Premises. including. without limitation. building or construction materials and supplies. Such prohibition against Asbestos-Containing Materials shall apply regardless of whether the Asbestos-Containing Materials may be considered safe or approved for use by a manufacturer, supplier, or governmental authority, or by common use or practice. Landlord shall have the right, upon 24-hours’ notice, to enter upon and conduct inspections of the Premises to determine Tenant’s compliance with this Paragraph. If Tenant violates the foregoing covenants relating to lead-based paint, mold, and Asbestos-Containing Materials (collectively

“Prohibited Substances”), then (a) Tenant shall, upon notice from Landlord, immediately remove and remediate any damage from such Prohibited Substances at Tenant’s sole cost, (b) such removal and remediation shall comply with all applicable laws, regulations, and requirements, (c) Tenant shall reimburse Landlord for all expenses incurred in connection with any inspection and testing of the Premises conducted by Landlord, and (d) unless Tenant completes such removal within 30 days after notice from Landlord, Landlord may, at its election, do either or both of the following: (i) declare an Event of Default (without the requirement of any notice under Paragraph 24.4) and exercise Landlord’s remedies hereunder, including, without limitation, terminate this Lease upon ten days prior written notice to Tenant, and/or (ii) remove and remediate such Prohibited Substances and obtain reimbursement from Tenant for the cost of such removal and remediation, including a supervisory fee payable to Landlord in the amount of ten percent of the removal and disposal cost. Tenant shall indemnify Landlord and Landlord’s directors, officers, employees, and agents against all costs, liabilities, expenses, penalties, and claims for damages, including, without limitation, litigation costs and attorneys’ fees, arising from the presence of Prohibited Substances upon the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any Alterations by Tenant or Tenant’s agents, employees, representatives, or independent contractors, (B) any lawsuit, settlement, governmental order, or decree relating to the presence, handling, removal, or disposal of Prohibited Substances upon or from the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any improvements or Alterations to the Premises by Tenant or Tenant’s agents, employees, representatives or independent contractors, or (C) Tenant’s failure to perform its obligations to remove such Prohibited Substances under this Paragraph. In connection with any modifications, alterations or improvements contemplated to be performed by Tenant in the Premises, Tenant (including its contractors and other agents) shall consult with Landlord and Landlord’s asbestos consultant concerning appropriate procedures to be followed in connection with Asbestos-Containing Materials prior to performing any such work in the Premises. All such work shall be subject to the terms of Paragraph 22 above. During the performance of any such work, Tenant (including its contractors and other agents) shall comply with all applicable laws, rules, regulations and other governmental requirements, as well as all directives of Landlord and Landlord’s asbestos consultant, relating to Asbestos-Containing Materials. Tenant hereby irrevocably appoints Landlord and Landlord’s asbestos consultant as Tenant’s attorney-in-fact for purposes of supervising and directing any Asbestos-Containing Materials-related aspects of Tenant’s contemplated work in the Premises (provided that such appointment shall not relieve Tenant from its obligations hereunder, nor impose any affirmative obligation on Landlord to provide such supervision or direction). In connection with any such work that may affect Asbestos Containing Materials in the Premises or the Project, Landlord shall have the right at any time to cause Tenant to immediately stop such work if such work has not been approved in writing by Landlord or if such work has deviated from the plans previously approved by Landlord for such work. The provisions of this Paragraph shall not apply to any Prohibited Substances brought onto the Premises by Landlord or Landlord’s Invitees or resulting from the acts of Landlord or Landlord’s Invitees.

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Landlord’s Initials        Tenant’s Initials

39.Security Measures. Tenant acknowledges that, although the Building may contain a restricted access entry system (if provided for as part of Landlord’s Work), (i) the Basic Monthly Rent does not include the cost of any security measures for any portion of the Project (ii) Landlord shall have no obligation to provide any such security measures, (iii) Landlord has made no representation to Tenant regarding the safety or security of the Project, and (iv) Tenant will be solely responsible for providing any security it deems necessary to protect itself, its property, and Tenant’s Invitees in, on, or about the Project. If Landlord provides any security measures at any time, then the cost thereof shall be included as part of the Operating Expenses, but Landlord will not be obligated to continue providing such security measures for any period of time, Landlord may discontinue such security measures without notice and without liability to Tenant, and Landlord will not be obligated to provide such security measures with any particular standard of care. Tenant assumes all responsibility for the security and safety of Tenant, Tenant’s property, and Tenant’s Invitees. Tenant releases Landlord from all claims (other than due to Landlord’s gross negligence or intentional misconduct) for damage, loss, or injury to Tenant, Tenant’s

Invitees, and/or to the personal property of Tenant and/or of Tenant’s Invitees, even if such damage, loss, or injury is caused by or results from the criminal, reckless, or negligent acts of third parties. In connection with the foregoing, Tenant hereby waives any defense which would limit any such release to matters known or suspected to exist by Tenant. Tenant is hereby instructed to conduct its own investigation through local police agencies regarding any criminal acts or dangerous conduct that has occurred in or near the Project. Landlord shall have no duty to warn Tenant of any criminal acts or dangerous conduct that has occurred in or near the Project, regardless of Landlord’s knowledge of such crimes or conduct, and Tenant hereby undertakes to remain informed regarding such issues.
40.Subordination and Attornment. This Lease and Tenant’s rights under this Lease are subject and subordinate to any mortgage, deed of trust, ground lease, or underlying lease (and to all renewals, modifications, consolidations, replacements, or extensions thereof), now or hereafter affecting the Premises. The provisions of this Paragraph shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, however, Tenant shall promptly execute and deliver any commercially reasonable instruments that Landlord, any Lender, or the lessor under any ground or underlying lease, may request to evidence such subordination, provided such instrument contains customary non-disturbance language in favor of Tenant and is consistent with the provisions of the next sentence including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) in the form to be commercially reasonable and acceptable to Lender. If any Lender, or the lessor of any ground or underlying lease affecting the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether by foreclosure, deed in lieu of foreclosure, or otherwise, then (i) such successor landlord shall not be subject to any offsets or defenses which Tenant might have against Landlord, (ii) such successor landlord shall not be bound by any prepayment by Tenant of more than one month’s installment of Basic Monthly Rent or any other Rent (except to the extent such prepayment is required under this Lease), (iii) such successor landlord shall not be subject to any liability or obligation of Landlord except those arising after such succession, (iv) Tenant shall attorn to and recognize such successor landlord as Tenant’s landlord under this Lease, (v) Tenant shall promptly execute and deliver any commercially reasonable instruments that may be necessary to evidence such attornment, (vi) upon such attornment, this Lease shall continue in effect as a direct lease (whether separately documented or not) between such successor landlord and Tenant upon and subject to all of the provisions of this Lease, and (vii) Tenant shall be entitled to quiet enjoyment of the Premises for so long as Tenant is not in default under the terms of this Lease or any substitute lease referenced above. Notwithstanding the preceding provisions of this Paragraph, if any ground lessor or Lender elects to have this Lease prior to the lien of its ground lease, deed of trust, or mortgage, and gives written notice thereof to Tenant that this Lease shall be deemed prior to such ground lease, deed of trust, or mortgage, whether this Lease is dated prior or subsequent to the date of such ground lease, deed of trust, or mortgage, then this Lease shall be deemed to be prior to the lien of such ground lease or mortgage and such ground lease, deed of trust, or mortgage shall be deemed to be subordinate to this Lease. Notwithstanding the foregoing, Landlord shall make commercially reasonable efforts to provide an SONA on Landlord’s lenders required form (which is attached as Exhibit “E”) from the lender currently holding interest in the Building superior to this Lease, PNC Bank, National Association, within 30 days following the full execution of this Lease.
41.Estoppel Certificate. Within ten days after written request from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate (“Estoppel Certificate”) stating the following, to the extent truthful: (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, (ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit (or letter of credit, if applicable), prepaid rent or other payment constituting Rent which has been paid, (v) whether or not Tenant or Landlord is in default under this Lease and whether there currently exist any defenses or rights of offset under the Lease in favor of Tenant, (vi) that any work required to be performed by Landlord under this Lease is complete (or stating any exceptions), (vii) that any tenant improvement allowance has been paid (or stating any exceptions), and (viii) such other matters as Landlord may reasonably request. Tenant’s failure to deliver such certificate within such ten day period shall be conclusive upon Tenant for the benefit of Landlord, and any successor in interest to Landlord, any lender or proposed lender, and any purchaser or proposed purchaser of the Project that, except as may be represented by Landlord, this Lease is unmodified and in full force and effect, no Rent has been paid more than 30 days in advance, neither Tenant nor Landlord is in default under this Lease, no defenses or rights of offset under the Lease exist in favor of Tenant, and that all Landlord’s Work required by this

Lease is complete. Landlord will similarly, in connection with any lending or Transfer transaction, upon ten days written request from Tenant, execute an estoppel certificate in favor of Tenant’s proposed lender or Transferee confirming (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit (or letter of credit, if applicable), prepaid rent, or other payment constituting Rent which has been paid, and (v) whether or not to the best of Landlord’s knowledge Tenant is in default under this Lease. The requirement for Tenant to execute and deliver to Landlord, the Estoppel Certificate, as required above, shall not be delayed, conditioned, or withheld for any reason; this requirement shall be an independent covenant of Tenant under this Lease. If Tenant fails to execute and deliver to Landlord a requested estoppel certificate within ten days after its receipt of request therefor, then in addition to Landlord’s other rights and remedies on account of such default, Tenant shall owe Landlord Additional Rent (which amount shall be payable upon demand) in an amount equal to $100.00 for each day beyond such ten-day period that it delays in the execution and delivery thereof (as such daily sum may be increased from time-to-time pursuant to the Rules).
42.Waiver. No delay or omission in the exercise of any right or remedy of Landlord in the event of any default or Event of Default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any default other than the particular Rent payment accepted. Landlord’s receipt and acceptance from Tenant, on any date (the “Receipt Date”), of an amount less than the Rent actually due on such Receipt Date, or to become due at a later date but applicable to a period prior to such Receipt Date, shall not release Tenant of its obligation (i) to pay the full amount of such Rent due on such Receipt Date or (ii) to pay when due the full amount of such Rent to become due at a later date but applicable to a period prior to such Receipt Date. No act or conduct of Landlord, including without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance by Landlord of the surrender of the Premises by Tenant before the Expiration Date. Only a written notice from Landlord to Tenant stating Landlord’s election to terminate Tenant’s right to possession of the Premises shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any other or subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. Tenant hereby waives any rights granted to Tenant and/or any successor statute(s). Tenant represents and warrants that if Tenant breaches this Lease and, as a result, this Lease is terminated, Tenant will not suffer any undue hardship as a result of such termination and, during the Lease Term, will make such alternative or other contingency plans to provide for its vacation of the Premises and relocation in the event of such termination. Tenant acknowledges that Tenant’s waivers set forth in this Paragraph are a material part of the consideration for Landlord’s entering into this Lease and that Landlord would not have entered into this Lease in the absence of such waivers.
43.Brokers. Tenant represents that no real estate broker, agent, finder, or other person is responsible for bringing about or negotiating this Lease other than the Tenant’s broker, if any, listed in the Principal Lease Provisions, and Tenant has not dealt with any other real estate broker, agent, finder, or other person, relative to this Lease in any manner. Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims arising from any claims that may be made against Landlord by any real estate broker, agent, finder, or other person (other than as set forth above), alleging to have acted on behalf of or to have dealt with Tenant. Landlord shall be solely responsible, upon satisfaction of the requirements of a separate written listing agreement between Landlord and Landlord’s broker, for the payment of the commission due and owing to Landlord’s brokers identified in the Principal Lease Provisions (or any other brokers engaged by Landlord), pursuant to such separate written agreement between Landlord and Landlord’s broker. Landlord’s broker will in turn split such commission with Tenant’s broker as such parties may agree.
44.Limitations on Landlord’s Liability. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy against the right, title, and interest of Landlord in the Project, and out of rent or other income from the Project receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Project. Notwithstanding anything contained in this Lease to the contrary, under no circumstances whatsoever shall Landlord nor any of Landlord’s shareholders, members, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) be liable for any incidental, indirect, special, consequential or punitive damages, including, without limitation, lost profits, nor be personally liable for any deficiency.
45.Sale or Transfer of Project. If Landlord sells or transfers the Project (whether voluntarily or involuntarily), Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid rent has been paid by Tenant (and if a letter of credit has been issued pursuant to this Lease), Landlord shall transfer the security deposit and/or prepaid rent (and Letter of Credit, if applicable) to Landlord’s successor-in-interest and on such transfer Landlord shall be discharged from any further liability arising from the security deposit or prepaid rent (and letter of credit, if applicable).
46.Quitclaim Deed. Tenant shall execute and deliver to Landlord on the Expiration Date, promptly on Landlord’s request, a quitclaim deed to the Premises, in recordable form, designating Landlord as transferee.
47.No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate any existing subleases or may, at the option of Landlord, operate as an assignment to Landlord of any such subleases.
48.Confidentiality. Except as essential to the consummation of the transaction contemplated by this Lease (together with all amendments and addenda hereto):
48.1Except to the extent required under applicable law to be disclosed, Tenant shall keep and maintain the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease in strict confidence; and
48.2Except to the extent required under applicable law to be disclosed, Tenant may not make or allow any notices, statements, disclosures, communication, or news releases concerning this Lease, the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease.
48.3Nothing provided herein, however, shall prevent Tenant from disclosing to its legal counsel and/or certified public accountants, prospective purchasers, equity investors, or lenders or prospective lenders the existence and terms of this Lease or any transaction under this Lease, or any aspect of this lease, or from complying with any governmental or court order or similar legal requirement which requires such party to disclose this Lease, the terms of this Lease, the transaction contemplated by this Lease and/or any aspect of this Lease; provided that such party uses reasonable and diligent good faith efforts to disclose no more than is absolutely required to be disclosed by such legal requirement. If Tenant violates this confidentiality provision, in addition to all other remedies to which Landlord may be entitled under law or in equity, Landlord shall be entitled to receive immediately the entire value of any rent relief, rent abatement, free rent, reimbursement, or other concession which Landlord has previously granted to Tenant.
48.4Disclosure. Notwithstanding anything contained herein to the contrary, Landlord shall be entitled to disclose the terms of this Lease in connection with public filings and/or presentations of its parent and/or affiliates.
49.Miscellaneous.
49.1This Lease may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.
49.2Within ten days of written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements certified by Tenant to be true and correct, reflecting Tenant’s then current financial condition. Such financial statements shall include a current balance sheet and a profit and loss statement covering the most recent 12-month period available. In addition, upon Landlord’s written request, Tenant shall allow Landlord, or a certified public accountant of Landlord’s choosing, to determine Tenant’s current financial condition by reviewing Tenant’s current financial books, records, and accounts. Landlord will hold said information confidential, except as may be required by any court or authority of competent jurisdiction or which information is already in the public domain, or except for the disclosure of such information to any Landlord Parties’ prospective buyers and lenders or the advisers and professionals of any Landlord Affiliate or such prospective buyers and lenders. The individuals executing this Lease on Tenant’s behalf represent and warrant that the financial statements and other information submitted to Landlord by Tenant relating to Tenant or any guarantor of this Lease prior to the execution hereof are true, complete, and accurate, were prepared in accordance with generally accepted cash accounting principles applied on a consistent basis, and accurately reflect Tenant’s (and, if applicable, each guarantor’s) net worth as of the effective date of this Lease.
49.3Notwithstanding any other provision in this Lease to the contrary, Tenant shall refrain from selling or otherwise distributing any alcoholic beverages and such sales are expressly forbidden under this Lease notwithstanding the fact that Tenant may hold the appropriate license as issued and/or approved by the Washington State Liquor Control Board.
49.4This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If the Premises are located outside of Washington, then the references in this Lease to Washington statutes shall be deemed to include any relevant statute of the jurisdiction in which the Premises are located that is comparable to such Washington statutes.
49.5For purposes of venue and jurisdiction, this Lease shall be deemed made and to be performed in the City of Bellevue, Washington (whether or not the Premises are located in Bellevue, Washington) and Landlord and Tenant hereby consent to the jurisdiction of the Courts of King County.
49.6Tenant covenants and agrees not to protest or in any way oppose any application for a license to serve or sell liquor filed by tenants or other users of space within the Project.
49.7Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a limited liability company, a trust, an estate or any other entity.
49.8Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which ii is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Lease.
49.9In the event any litigation, arbitration, mediation, or other proceeding (“Proceeding”) is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Lease the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and reasonable attorney’s fees and expert witness fees relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney’s fees and expert witness fees.
49.10This Lease shall become effective and binding upon the parties on the date it has been executed by each of Landlord and Tenant, notwithstanding the fact that the Lease Term may commence after such date.

49.11Subject to any restriction on transferability contained in this Lease, this Lease shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Lease. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Lease, except for the rights of the successors-in-interest and assigns of each party to this Lease, unless such rights are expressly granted in this Lease to other specifically identified persons.
49.12The headings of the Paragraphs of this Lease have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Lease, or be used in any manner in the interpretation of this Lease.
49.13Time and strict and punctual performance are of the essence with respect to each provision of this Lease. All references to “days” in this Lease will refer to calendar days, unless such reference specifically indicates that “business days” are intended. Business days will mean and refer to all calendar days other than Saturdays, Sundays, and national or Washington state holidays.
49.14Each party to this Lease and its legal counsel has had an opportunity to review and revise this Lease. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any Addendum or Exhibit to this Lease, and such rule of construction is hereby waived by Tenant.
49.15All notices required or permitted to be given by Tenant to Landlord shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally or locally recognized overnight express courier service that provides written confirmation of delivery to Landlord at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph, and if it is sent by nationally recognized overnight express courier service, it shall be deemed given one business day after deposit with the courier. Landlord or Tenant must give a notice of a change of its address to the other, if such address changes. All notices required or permitted to be given to Tenant by Landlord shall Landlord shall, except as otherwise provided in this Lease, be in writing, and such notice shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally recognized overnight express courier service that provides written confirmation of delivery, to Tenant at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Notwithstanding the foregoing, routine correspondence between Landlord and Tenant shall be deliverable by regular U.S. mail, by fax, or by other such means of delivery as may become customary.
49.16If more than one person is Tenant, then the obligations of Tenant under this Lease shall be the joint and several obligations of each of such persons; provided, however, that any act or signature of one or more of any of such persons and any notice or refund given to or served on any one of such persons shall be fully binding on each of such persons.
49.17All provisions, whether covenants or conditions, to be performed or observed by Tenant shall be deemed to be both covenants and conditions. All indemnity, defense, and hold harmless obligations of Tenant hereunder shall survive the termination of this Lease.
49.18Deleted.
49.19All payments to be made by Tenant to Landlord under this Lease shall be in United States currency.
49.20Any claim, demand, rights, or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within 12 months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of this Paragraph is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights, or defenses under applicable laws.
49.21This Lease, the Exhibits and Addenda, if any, attached hereto (which are incorporated herein by this reference), constitute all of the covenants, promises, assurances, representations, warranties, statements, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and the Project, and there are no other covenants, promises, assurances, representations, warranties, statements, conditions, or understandings, either oral or written, between them. Except as herein otherwise provided, no subsequent alteration, change, modification, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them. Notwithstanding the foregoing, the Landlord may, from time to time, establish and amend such Rules, regulations, and signage criteria, in a written form, for the benefit of the Project and Building, as it deems appropriate. Violations of such Rules, regulations, and signage criteria by Tenant or Tenant’s Invitees shall constitute a material default of this Lease.
49.22This Lease, upon full execution, supersedes and revokes any and all previous leases governing the Premises, lease negotiations, arrangements, letters of intents, offers to lease, lease proposals or drafts, brochures, representations, and information conveyed, whether oral or written, between parties hereto or their respective representations or any other person purported to represent Landlord or Tenant. The Tenant acknowledges it has not been induced to enter into this Lease by any representations not set forth in the Leases, nor has it relied on any such representations. No such representations should be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such representations.
49.23LANDLORD AND TENANT WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CONTRACT OR TORT CLAIM, COUNTERCLAIM, CROSS COMPLAINT, OR CAUSE OF ACTION IN ANY ACTION, PROCEEDING, OR HEARING BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANYWAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE OR OCCUPANCY OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR DAMAGE OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY CURRENT OR FUTURE LAW, STATUTE, REGULATION, CODE, OR ORDINANCE.
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49.24Landlord and Tenant share a commitment to operating the Project, Premises and the Building in a sustainable, environmentally-friendly manner, so as to reduce energy consumption, nonrecycled wastes, and their collective carbon footprints. Landlord and Tenant agree to the following terms and conditions in order to pursue these goals:
49.24.1Sustainability Practices. For the purposes of this Lease, the term “Sustainability Practices” shall mean Landlord’s sustainability practices, programs, rules, and goals for the Project and/or the Building, as such practices, programs, rules, and goals may be adopted, modified, or amended from time to time.
49.24.2Sustainable Building Operations. Tenant shall, at its sole cost and expense, comply with the requirements of the Sustainability Practices. Upon reasonable request from Tenant, Landlord shall promptly provide Tenant with a copy of Landlord’s then current Sustainability Practices, if any.
49.24.3Permitted Use. Tenant shall not use or operate the Premises in any manner that will cause the Project, the Building or any part thereof to fail to comply with the Sustainability Practices or with the requirements of any third-party sustainability certification or rating for the Building.

49.24.4Recycling and Waste Management. Tenant shall, at its sole cost and expense: (a) comply with Landlord’s recycling policy or program; (b) sort and separate its trash and recycling into such categories as required by Landlord; and (c) place sorted trash and recycling into receptacles as directed by Landlord.
49.24.5Maintenance and Repairs. All maintenance and repairs performed by Tenant must comply with the Sustainability Practices.
49.24.6Alterations. All Alterations performed by Tenant must comply with the Sustainability Practices. Such Sustainability Practices include, without limitation, the use of low or no-VOC paints, solvents, and adhesives.
49.24.7Removal at End of Lease Term. To the extent any equipment, furnishings, improvements, or other items required to be removed from the Premises by Tenant at the end of the term or any earlier termination of the Lease are to be recycled or disposed of, Tenant shall conduct such recycling or disposal in an environmentally sustainable manner and in accordance with applicable Laws and the Sustainability Practices. Tenant shall pay all costs, expenses, fines, penalties, and damages that may be imposed on Landlord, the Project, the Building or Tenant by reason of Tenant’s failure to comply with the provisions of this Section. The obligation of Tenant in the preceding sentence shall survive the expiration or earlier termination of the Lease.
49.24.8Energy Providers. Landlord reserves the right to change electricity providers at any time and to purchase green or renewable energy for the Building.
49.24.9Electricity Consumption. If Tenant is permitted or required pursuant to this Lease to contract directly with an electricity provider, Tenant shall pay all costs for separate electricity metering and shall submit to Landlord electricity consumption data in a format reasonably required by Landlord.
49.24.10LEED Requirements. Tenant shall comply with such practices as Landlord deems appropriate in order for the Building or the Project to obtain or continue to comply with LEED certification requirements.
49.24.11Reporting Requirements. Tenant shall provide information and data as reasonably requested by Landlord regarding Tenant’s use and occupancy of the Premises as necessary to allow Landlord to comply with reporting requirements imposed by applicable Laws, to apply for or maintain certifications or ratings for the Project, the Building, or to apply for fee waivers related to green or sustainable improvements.
49.24.12Tenant Improvements. In addition to the costs described in the Work Letter, the costs of Tenant’s improvements shall include all reasonable costs associated with the Sustainability Practices, including any related documentation, registration, and certification. Tenant shall cause all contractors engaged by Tenant to comply with Landlord’s rules and regulations for the Project or the Building, including without limitation, the Sustainability Practices.
49.24.13Energy Management. Tenant agrees to use reasonable efforts to operate Building’s mechanical, electrical, and plumbing systems efficiently so as to reduce water and energy usage and minimize waste and carbon emissions to the fullest extent possible. All electrical equipment or appliances installed by Tenant in the Premises must conform to the Building’s standards for energy management and connect to Building controls and monitoring systems, if any.
49.24.14Sustainability Reporting Requirements. If required by law or in order for Landlord to maintain its “LEED Building” designation, Tenant shall provide and deliver sustainability consumption information and data (collectively, “Sustainability Information”) as reasonably requested by Landlord which shall include, without limitation, documentation relating to Tenant’s specific use and occupancy of the Premises in regard to sustainability objectives. Additionally, Tenant authorizes Landlord to request Tenant’s Sustainability Information from third parties including utility companies or vendors, as Landlord deems reasonably appropriate. Requested Sustainability Information may include, but shall not be limited to: (a) energy consumption (including electrical, gas and other) using EnergyStar energy performance rating or other agreed upon system, (b) estimate of carbon and other greenhouse gas emissions, (c) water consumption, (d) waste generated, and (e) environmental characteristics (shading, bikes, etc.). Landlord shall be entitled to utilize such Sustainability Information as it deems reasonably necessary, including, without limitation, for the following purposes: (a) monitoring and improving utility usage, (b) benchmarking the Project or the Building against any sustainable targets, (c) confirming the compliance of its sustainability practices, (d) maintaining, submitting or obtaining certifications or rating for the Project or the Building, or (e) applying for fee waivers, credits and/or rebates related to green or sustainable improvements.
49.25Anti-Money Laundering/OFAC Requirements. Tenant represents and warrants as follows, with the understanding that the Landlord will rely on the accuracy of these representations and warranties to establish the Landlord’s compliance with the laws enforced by the United States Department of Treasury’s Office of Foreign Assets Control (“OFAC”), and any other applicable laws, rules, regulations and other legal requirements relating to the combating of money laundering and/or terrorism (i.e., Patriot Act).
49.25.1If Tenant is an entity (e.g., a corporation, partnership, limited liability company, trust), (i) Tenant has exercised due diligence to establish the identity of each person who possesses the power, directly or indirectly, to direct or cause the direction of Tenant’s management and policies; (ii) if ownership interests in Tenant are not publicly traded on an exchange or an organized over-the-counter market that is regulated by any foreign government, or any governmental body or regulatory organization empowered by a foreign government to administer or enforce its laws as they relate to securities matters, Tenant has exercised due diligence to establish the identity of each person who holds, directly or indirectly, a beneficial interest in Tenant; and (iii) if Tenant is a financial intermediary (e.g., a bank, brokerage firm, depository), Tenant has exercised due diligence to establish the identity of each of its account holders (each of the foregoing persons listed in this Paragraph being an “Affiliated Person”). Tenant (x) maintains records of all documents it uses to verify the identities of its Affiliated Persons; (y) will maintain all such records for a period of at least five (5) years after the expiration of the Lease; and (z) will make such documentation available to the Landlord at any time upon request.
49.25.2Tenant is not a “Prohibited Person” (as defined below), none of its Affiliated Persons is a Prohibited Person, and Tenant is not acquiring, and does not intend to enter into this Lease for the direct or indirect benefit of any Prohibited Person. Tenant acknowledges and agrees that if, at any time, the Landlord determines that Tenant is or may be a Prohibited Person, or that any Prohibited Person holds or may hold a direct or indirect interest in Tenant, the Landlord may, in its sole discretion, terminate the Lease.
49.25.3For purposes of the foregoing representations and warranties, “Prohibited Person” means any person or entity that acts or has acted (i) in contravention of any statute, rule, regulation or other legal requirement to which that person is subject relating to the combating of terrorism and/or money laundering, or (ii) on behalf of any person or organization residing or having a place of business in a country or territory subject to embargo under laws enforced by OFAC, or (B) identified as a terrorist, terrorist organization, specially designated national or blocked person by OFAC, any other department, agency, division, board, bureau or other instrumentality of the United States Government, or any recognized international organization, multilateral expert group or governmental or industry publication. OFAC’s lists of specially designated nationals, blocked persons and embargoed countries and territories can be found at www.treas.gov/ofac,
49.25.4If Tenant becomes aware of any fact or circumstance that may render any of the foregoing representations and warranties inaccurate in any respect, Tenant will immediately notify the Landlord.
[Signature page to follow]

LANDLORD:

AAT CC BELLEVUE, LLC, a Delaware limited liability company

By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent

By: /s/ Ernest Rady
    Ernest Rady
    President and CEO

By: /s/ Steven M. Center
    Steven M. Center
    V.P. of Office Properties

Dated:     1/29.2018
TENANT: SMARTSHEET INC., a Washington corporation By: /s/ Jennifer Ceran Name: Jennifer Ceran Title: CFO Dated: 1/26/2018

ADDENDUM NO. 1
TO OFFICE LEASE AGREEMENT
This Addendum No. 1 (“Addendum”) constitutes part of the Office Lease Agreement (“Lease”) dated as of January 29, 2018 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”). The terms of this Addendum are incorporated in the Lease for all purposes. All capitalized terms not otherwise defined in this Addendum are defined by the terms of the Lease.
1.BASIC MONTHLY RENT
Basic Monthly Rent during the initial Lease Term for the Phase I Premises shall be as follows:

Lease Period		Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Phase I Premises Rent Commencement Date through the last day of the month in which the 1’[1] anniversary of the Phase I Premises Rent Commencement Date occurs		$46.50	$132,815.63
Months 13 -	24	$47.75	$136,385.94
Months 25 -	36	$49.00	$139,956.25
Months 37 -	48	$50.25	$143,526.56
Months 49 -	60	$51.50	$147,096.88
Months 61 -	72	$52.75	$150,667.19
Months 73 -	84	$54.00	$154,237.50
Month 85 through the Initial Expiration Date		$55.25	$157,807.81

Basic Monthly Rent during the initial Lease Term for the Phase II Premises shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Phase II Premises Rent Commencement Date through the last day of the month in which the 1st anniversary of the Phase I Premises Rent Commencement Date occurs	$46.50	$76,325.88
Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Months 13- 24 of the Phase I Premises	$47.75	$78,377.65
Months 25 - 36 of the Phase I Premises	$49.00	$80,429.42
Months 37 - 48 of the Phase I Premises	$50.25	$82,481.19
Months 49 - 60 of the Phase I Premises	$51.50	$84,532.96
Months 61 - 72 of the Phase I Premises	$52.75	$86,584.73
Months 73 - 84 of the Phase I Premises	$54.00	$88,636.50
Month 85 through the Initial Expiration Date	$55.25	$90,688.27

2.CONDITION OF THE PREMISES
Tenant acknowledge that Tenant shall accept and occupy the Premises in its currently existing “as-is” condition pursuant to the terms of this Lease. Tenant acknowledges and agrees that Landlord has no obligation to improve the Premises, other than as may be set forth specifically in the Lease. In particular, Tenant acknowledges that any improvements or alterations needed to accommodate Tenant’s intended use shall be made solely at Tenant’s sole cost and expense, and strictly in accordance with the requirements of this Lease (including the requirement to obtain Landlord’s consent thereto), unless such improvements and alterations are specifically required of Landlord and expressly set forth in this Lease and in Exhibit “C”. Should tenant improvements be made to the Premises in the future, the Premises shall be constructed in accordance with the procedures outlined in Exhibit “C” of this Lease. Landlord shall have no responsibility to do any work required under any building codes or other governmental requirements not in effect or applicable on the Lease Commencement Date, including without limitation any requirements related to sprinkler retrofitting, seismic structural requirements, accommodation of disabled persons, or hazardous materials.
3.CONDITIONAL EXPANSION RIGHT (Suite 300)
Provided Tenant is not then in material default under this Lease beyond any applicable cure period, Tenant shall have the right (the “Conditional Expansion Right”) to lease Suite 300 in the

Building (“Suite 300”) consisting of an agreed 19,697 Rentable Square Feet, in accordance with and subject to the provisions of this Section 3. The Conditional Expansion Right shall be subject and subordinate to the rights of the existing tenant of Suite 300, Wargaming (Seattle), Inc. (“Wargaming”), including, but not limited to, a renewal option held by Wargaming, but Landlord shall not otherwise grant rights in Suite 300 to any entity other than Wargaming without Tenant’s written consent. If Wargaming declines to exercise (or fails to exercise) its option to renew the term of its lease for Suite 300, or if Landlord and Wargaming do not agree to otherwise extend the term of the Wargaming lease for Suite 300, Landlord shall give Tenant prompt written notice of same and shall offer Tenant the right to lease Suite 300 upon the same terms, provisions, and conditions as are provided in this Lease for the Phase II Premises, including, without limitation, the Basic Monthly Rent amount then applicable to the Phase II Premises, except that (a) Tenant shall be provided an allowance for the build-out of Suite 300 equal to $1,378,790 multiplied by the number of full months then remaining in the Lease Term, divided by 92, and (b) the lease for Suite 300 shall commence upon substantial completion of the tenant improvements that are anticipated to be constructed pursuant to such allowance. Within fifteen (15) business days after receipt of Landlord’s notice, Tenant must give Landlord written notice pursuant to which Tenant shall either (i) elect to lease Suite 300; or (ii) decline to lease Suite 300, in which event Landlord may lease Suite 300 upon any terms it deems appropriate. In the event that Tenant does not so respond in writing to Landlord’s notice within said 15 business day period, Tenant shall be deemed to have elected clause (ii) above. Should Tenant elect to lease Suite 300 pursuant to the Conditional Expansion Right, then Landlord shall promptly prepare and deliver to Tenant an amendment to this Lease consistent with the foregoing, and Tenant shall execute and return same to Landlord within ten (10) business days. Tenant’s failure to timely return the amendment shall entitle Landlord to freely lease Suite 300 without regard to this paragraph and/or to pursue any other available legal remedy.
4.RIGHT OF FIRST OFFER (Suites 300, 510. 700,800 and 1000)
Provided Tenant is not then in material default under this Lease beyond any applicable cure period, Tenant shall have the right (the “Right of First Offer”) to offer to lease any or all available suites at the Building that are specifically described on, and subject to the terms set forth in, Schedule 1, below {the “ROFO Space”), in accordance with and subject to the provisions of this Section 4. Tenant’s Right of First Offer shall be a one-time right for each designated portion of ROFO Space. At any time after the date of this Lease, but prior to leasing the ROFO Space, or any portion thereof, to any other party during the period that this Right of First Offer is in effect, Landlord shall give Tenant written notice of the basic economic terms including but not limited to the Basic Monthly Rent, which shall be Landlord’s determination of the Then-Prevailing Rate as projected for the first day of the term for the ROFO Space or portion thereof, and increases, lease term (and any early access or construction buildout period), security deposit, letter of credit, and tenant improvement allowance (collectively, the “Economic Terms”), upon which Landlord is willing to lease such particular ROFO Space to Tenant; provided that the Economic Terms shall exclude brokerage commissions and other Landlord payments that do not directly inure to the tenant’s benefit. It is understood that should Landlord intend to lease other space in addition to the ROFO Space as part of a single transaction, then Landlord’s notice shall so provide and all such space shall collectively be considered ROFO Space in such instance only. Within fifteen (15) days after receipt of Landlord’s notice, Tenant must give Landlord written notice (the “ROFO Response”) pursuant to which Tenant shall elect to lease all of the ROFO Space specified in Landlord’s notice (the “Designated Space”), upon such Economic Terms and the same non-Economic Terms as set forth in this Lease, or (ii) decline to lease the Designated Space on the proposed Economic Terms. In the event that Tenant does not respond in writing to Landlord’s notice within said period, Tenant shall be deemed to have elected clause (ii) above. If Tenant declines to lease the Designated Space on the proposed Economic Terms, Tenant may propose revised Economic Terms upon which Tenant would be willing to lease the Designated Space, including, without limitation, indicating that Tenant disagrees with Landlord’s determination of the Then-Prevailing Rate and setting forth Tenant’s own determination of the Then-Prevailing Rate (a “Tenant Rate Disagreement”), as projected for the first day of the term for the Designated Space, in which case Landlord may elect to either (x) lease the Designated Space to Tenant upon such proposed Economic Terms and the same non-Economic Terms as set forth in this Lease, (y) in the event of a Tenant Rate Disagreement, dispute Tenant’s determination of the Then-

Prevailing Rate (a “Rate Dispute”), in which event the resolution procedures set forth in the following paragraph shall apply, or (z) if Tenant has not set forth a Rate Disagreement in the ROFO Response, lease the Designated Space to any third party upon economic terms which are not materially more favorable to such party than those Economic Terms proposed by Tenant (but, in such event, shall re-offer the space to Tenant if the economic terms offered to such third party are materially more favorable).
In the event of a Rate Dispute as set forth above, Landlord and Tenant shall promptly meet and, in good faith, attempt to agree upon the Then-Prevailing Rate. If Landlord and Tenant are unable to reach agreement upon the Then-Prevailing Rate within ten (10) business days of the date of Landlord’s receipt of the ROFO Response, then the parties shall resolve the dispute in arbitration in accordance with the provisions relating to arbitration set forth in Section 3.2.5 of this Lease. If the Then-Prevailing Rate is not resolved by arbitration within sixty (60) days of the date of Landlord’s receipt of the ROFO Response, then either party shall have the right to terminate the discussions regarding the Designated Space upon written notice to the either party within five (5) days of such sixty (60) day period, whereupon neither party shall have any further rights, obligations or liability in connection with Tenant’s Right of First Offer with respect to such Designated Space.
Should Landlord and Tenant agree to terms for any lease of the Designated Space, Landlord shall promptly prepare and deliver to Tenant an amendment to this Lease consistent with the foregoing, and Tenant shall execute and return same to Landlord within ten (10) business days. Such amendment shall provide that the Designated Space shall be included within the Premises and shall be subject to all terms and conditions of this Lease shall apply to the Designated Space (other than the Economic Terms and related provisions). Tenant’s failure to timely return the amendment shall entitle Landlord to specifically enforce Tenant’s commitment to lease the Designated Space, to lease such space to a third party,. and/or to pursue any other available legal remedy.
Time is of essence with respect to all of the time periods set forth in this Section 4.
Notwithstanding the foregoing, Tenant’s Right of First Offer shall be subordinate to (i) all rights existing as of the date of this Lease of tenants under leases of a ROFO Space or their permitted assignees (“Existing ROFO Space Tenants”), (ii) Landlord’s right to extend an Existing ROFO Space Tenant’s lease term or expand an Existing ROFO Space Tenant’s premises into a ROFO Space, and (iii) all rights existing as of the date of this Lease of other tenants of the Building under leases existing as of the date hereof relating to a ROFO Space and their permitted assignees, each including any renewal, extension, expansion, first offer, first negotiation and other similar rights, regardless of whether such rights are executed strictly in accordance with their respective terms or pursuant to lease amendments or new leases.
SCHEDULE OF ROFO SPACE

Suite# and Existing Tenant	Space Measurement (approx.)	Current Expiration Date	Deadline for Exercise of next renewal option (if applicable)
Suite 510 - Vacant	8,398 RSF	VACANT
Suite 700 - Caradigm USA LLC	13,741 RSF	December 31, 2021 (Current tenant has 1 option to extend the term for an additional 5 vear period).	November 1, 2020
Suite 1000- Caradigm USA LLC	18,583 RSF	December 31, 2021 (Current tenant has 1 option to extend the term for an additional 5 year period).	November 1, 2020
Suite 300 (Provided Tenant has not exercised the Conditional Expansion Right pursuant to Section 3 of this Addendum No. 1, above) - Wargaming (Seattle), Inc.	19,697 RSF	October 31, 2019 (Current tenant has 1 option to extend the term for an additional 3 year period).	February 1, 2019
Suite 800 (Provided Tenant has exercised the Conditional Expansion Right pursuant to Section 3 of the Addendum No. 1, above) - Nimbus Development, Inc.	18,216 RSF	October 31, 2020 (Current tenant has 1 option to extend the term for an additional 3 year period).	February 1, 2020

[Signature page to follow]

63

LANDLORD:

AAT CC BELLEVUE, LLC, a Delaware limited liability company

By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent

By: /s/ Ernest Rady
    Ernest Rady
    President and CEO

By: /s/ Steven M. Carter
    Steven M. Center
    V.P. of Office Properties

Dated: 1/29/2018
TENANT: SMARTSHEET INC., a Washington corporation By: /s/ Jennifer Ceran Name: Jennifer Ceran Title: CFO Dated: 1/26/2018

EXHIBIT “A”

Project Site Plan

EXHIBIT “B-1”

Floor Plan of Phase I Premises

EXHIBIT “B-2”

Floor Plan of Phase II Premises

EXHIBIT “C”

Work Letter

EXHIBIT “D”

BUILDING RULES AND REGULATIONS

EXHIBIT “E”

Form of SNDA

FIRST AMENDMENT TO LEASE
This First Amendment to Lease (this “Amendment”) is made, for reference purposes only, this 12th day of December, 2018 (the “Effective Date”), by and between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), with reference to the following facts:
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated as of January 29, 2018 (as amended, the “Lease”) for that certain premises located at 500 108th Avenue NE, Suite 200 and Suite 400, Bellevue, Washington consisting of an aggregate of approximately 53,972 Rentable Square Feet of commercial office space (the “Existing Premises”).
B.    The parties desire to amend the Lease as set forth in this Amendment.
C.    All capitalized terms used in this Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Lease.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:
AGREEMENT
1.Initial Expiration Date. Upon the Effective Date, Section 2.5.1 of the Lease shall be amended to provide that the “Initial Expiration Date” shall be December 31, 2026.
2.Phase I Premises Rent Commencement Date. Upon the Effective Date, Section 2.7 of the Lease shall be amended to provide that the “Phase I Premises Rent Commencement Date” shall be November 1, 2018.
3.Premises.
    a)    Effective upon the earlier of (i) October 1, 2019, or (ii) the earlier of (a) the date of Substantial Completion of Landlord’s Work (pursuant to the Work Letter attached hereto as Exhibit “B” (the “Work Letter”)) or (b) the date that Landlord’s Work would have been Substantially Completed but for the occurrence of Tenant Delays (as defined in the Work Letter), (the “Phase Ill Premises Rent Commencement Date”), the Lease shall be amended to reflect the addition of commercial office space located in Suite 300 of the Building consisting of approximately 19,697 Rentable Square Feet of space, as more specifically set forth on the floor plan attached hereto as Exhibit “A” (the “Phase Ill Premises”).
    b)    For purposes of this Amendment, the term “Substantial Completion” (and its grammatical variations, such as Substantially Complete) when used with reference to Landlord’s Work, will mean (i) Landlord’s Work in the Phase Ill Premises has been completed in accordance with the Tl Plans to such an extent that Tenant can commence its work, if any, to be undertaken by Tenant, as described in the Work Letter, with the exception of any punch list items and any tenant fixtures, work stations, built-in furniture, or equipment to be installed by Tenant and otherwise legally occupy the space for the Permitted Use, and (ii) Landlord has obtained a certificate of occupancy, temporary certificate of occupancy, final inspector’s signoff or other indication from the appropriate governmental authorities that the Phase Ill Premises may be legally occupied without material delay or interference due to the completion of Landlord’s Work.
    c)    For the purposes of this Amendment and to redefine the term “Premises” as used in the Lease, effective as of the Phase Ill Premises Rent Commencement Date, “Premises” shall mean both the Existing Premises and the Phase Ill Premises, consisting of an aggregate of approximately 73,669 Rentable Square Feet.

    d)    Except as specifically set forth in the Work Letter, Tenant shall accept the Phase Ill Premises in its existing “as is” condition, and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Phase Ill Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Phase Ill Premises or with respect to the suitability of the Phase Ill Premises for the conduct of Tenant’s business. Notwithstanding the foregoing, Landlord: (i) prior to the tender of possession of the Phase Ill Premises to Tenant, at Landlord’s sole cost, shall have caused all HVAC, plumbing, electrical and mechanical systems serving the Phase Ill Premises to be in good working order; and (ii) covenants that the Phase Ill Premises will comply with all Laws as of the Phase Ill Premises Rent Commencement Date.
4.Rent. Tenant shall pay to Landlord Basic Monthly Rent for the Existing Premises in advance on or before the first day of every calendar month, without any set-off or deduction, pursuant to the current rate as set forth in the Lease. However, as of the Phase Ill Premises Rent Commencement Date, Tenant’s Basic Monthly Rent for the Phase Ill Premises shall be as follows:

Lease Period	Basic Monthly Rent Phase III Premises Approximate Rate per RSF	Actual Total per Month
Phase Ill Premises Rent	per Year $46.50	$76,325.88
Commencement Date
through 10/31/2019
11/1/2019-10/31/2020	$47.75	$78,377.65
11/1/2020 -10/31/2021	$49.00	$80,429.42
11/1/2021 -10/31/2022	$50.25	$82,481.19
11/1/2022 -10/31/2023	$51.50	$84,532.96
11/1/2023-10/31/2024	$52.75	$86,584.73
11/1/2024 -10/31/2025	$54.00	$88,636.50
11/1/2025-12/31/2026	$55.25	$90,688.27

5.Operating Expenses. Tax Expenses and Insurance Expenses. Upon the Phase Ill Premises Rent Commencement Date, for the purposes of calculating Tenant’s Share of Operating Expenses, Tax Expenses and Insurance Expenses for the Phase Ill Premises, Section of the Lease shall be amended to include that Tenant’s Share with respect to the Phase Ill Premises shall be 3.96%.
6.Security Deposit. Landlord is currently holding a Security Deposit in the amount of $209,141.51 for the Existing Premises, which shall continue to be held for the Premises upon the Effective Date. Upon the execution by Tenant of this Amendment, Tenant shall submit payment to Landlord to increase the Security Deposit by the amount of $90,688.27 (the “Additional Security Deposit”) Upon receipt of the Additional Security Deposit, the Security Deposit for the Premises shall be $299,829.78 and shall continue to be subject to the terms and conditions set forth in Section 6 of the Lease.
7.Termination Option. Landlord and Tenant acknowledge and agree that Wargaming (Seattle), Inc. (“Wargaming”) is expected to vacate the Phase Ill Premises prior to May 31, 2019. Notwithstanding the foregoing expectation, Landlord shall not be liable to Tenant for any delays in delivery and/or tenancy of the Phase Ill Premises due to Wargaming “holding over’ beyond such date. If Wargaming continues to “hold over’’ in any portion of the Phase Ill Premises for 90 days or more beyond May 31, 2019, Tenant, as its sole remedy, shall have the right to terminate this Amendment in its entirety upon written notice to Landlord until such time as Landlord provides written notice to Tenant that Wargaming has vacated the Phase Ill Premises.
8.Tenant Certification. By execution of this Amendment, Tenant hereby certifies that as of the date hereof, neither Tenant nor, to the best of Tenant’s knowledge, Landlord is in default of the performance of its obligations pursuant to the Lease, and Tenant has no claim, defense, or offset with respect to the Lease.
9.Real Estate Brokers. Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, with any real estate broker or sales person to act for it in connection with this Amendment or dealt with any real estate broker or sales person in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc. Tenant also agrees to indemnify, defend and hold harmless Landlord from and against any and all claims by any real estate broker or salesman whom the Tenant authorized or employed, or acted by implication to authorize or employ, to act for Tenant in connection with this Amendment, or with any broker or sales person with whom Tenant dealt in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc.
10.Confirmation. Except, as and to the extent modified by this Amendment, all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.
11.Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original for all purposes, and all counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signatures below.

LANDLORD:

AAT CC BELLEVUE, LLC, a Delaware limited liability company

By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent

By: /s/ Ernest Rady
    Ernest Rady
    President and CEO

By: /s/ Steven M. Center
    Steven M. Center
    V.P. of Office Properties

Dated:     12/12/2018
TENANT: SMARTSHEET INC., a Washington corporation By: /s/ Jennifer Ceran Name: Jennifer Ceran Title: CFO Dated: 12/11/2018

EXHIBIT “A”

PHASE III PREMISES

EXHIBIT “B”

WORK LETTER

SECOND AMENDMENT TO LEASE
This Second Amendment to Lease (this “Amendment”) is made, for reference purposes only, on June 8, 2020 (the “Effective Date”), by and between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), with reference to the following facts:
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated as of January 29, 2018, as amended by that certain Delivery of Possession of Phase I Premises dated as of November 1, 2018, as further amended by that certain Delivery of Possession of Phase II Premises dated as of November 1, 2018, as further amended by that certain First Amendment to Lease dated as of December 12, 2018, as further amended by that certain Delivery of Possession of Phase Ill Premises dated as of October 8, 2019 (collectively, as amended, the “Lease”) for that certain premises located at 500 108th Avenue NE, Suite 200, Suite 300 and Suite 400, Bellevue, Washington 98004, consisting of an aggregate of approximately 73,669 Rentable Square Feet of commercial office space (the “Premises”).
B.    In accordance with the terms and conditions set forth in the Lease, Landlord is currently the beneficiary of that certain Irrevocable Standby Letter of Credit No. SVBSF013489, dated as of December 26, 2018, issued by Silicon Valley Bank in the amount of $1,750,000.00 (the “Existing Letter of Credit”).
C.    The parties desire to amend the Lease as set forth in this Amendment.
D.    All capitalized terms used in this Amendment, unless specifically defined herein, shall have the same meaning as the capitalized terms used in the Lease.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:
AGREEMENT
1.    Security Deposit / Additional Letter of Credit. Upon the Effective Date, the Lease shall be amended to provide that Tenant may replace the Security Deposit in the amount of $299,829.78 with a Letter of Credit in the amount of $299,829.78 naming Landlord as beneficiary thereunder (the “Additional Letter of Credit”) pursuant to the following terms and conditions set forth below. Should Tenant replace the Security Deposit with the Additional Letter of Credit in accordance with the terms set forth herein, Landlord shall, within 30 days of Landlord’s receipt of such Additional Letter of Credit, return the Security Deposit to Tenant. For clarity, Tenant may fulfill both the Existing Letter of Credit and the Additional Letter of Credit together by obtaining or maintaining a single Letter of Credit (or amending the Existing Letter of Credit) in an amount equal to the combined amount of the Existing Letter of Credit and the Additional Letter of Credit.
1.1    Additional Letter of Credit. If Tenant so elects to replace the Security Deposit with the Additional Letter of Credit, then the Additional Letter of Credit shall be held by Landlord as third party security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Lease to be kept and performed by Tenant during the Lease Term and the following provisions shall apply:
1.1.1.    Additional Letter of Credit. The Additional Letter of Credit shall be an unconditional, irrevocable, negotiable standby letter of credit running In favor of Landlord and shall be a signed draft. The issuer of the Additional Letter of Credit (the “Issuer”) shall (1) be a solvent, nationally recognized commercial bank that is acceptable to Landlord in its reasonable discretion, (2) have a branch located in San Diego County, California and Bellevue, Washington (provided that if the Issuer is Silicon Valley Bank (“SVB”), it shall be sufficient to have a branch located in Santa Clara, California) capable of honoring a demand upon such Additional Letter of Credit and allow presentation of the Additional Letter of Credit by overnight courier delivery and by facsimile presentation, (3) be chartered under the laws of the United States, any State thereof or the District of Columbia, (4) be insured by the Federal Deposit Insurance Corporation; and (5) have a long term rating of BBB+ or higher as rated by Standard & Pear’s (collectively, the “Additional Letter of Credit Issuer Requirements”), Provided that SVB satisfies the Additional Letter of Credit Issuer Requirements, Landlord confirms that SVB is an acceptable Issuer. The Additional Letter of Credit shall be maintained in effect, whether through replacement, renew or extension, throughout the entire Lease Term and for an additional one hundred twenty (120) days following the expiration or earlier termination of the Lease. The Additional Letter of Credit, and any extensions or renewals thereof, shall be substantially in the form and content as attached hereto as Exhibit “A”, shall be for a term of not less than one year or, if the remaining portion of the Lease Term is less than one year, then for such period plus one hundred twenty (120) days, and shall be irrevocable during that term. The Letters of Credit covering subsequent periods shall be obtained and delivered to Landlord not less than thirty (30) days prior to the expiration of the then-existing Additional Letter of Credit, without any action whatsoever on the part of Landlord. The term for each such Additional Letter of Credit shall begin no later than the expiration date of the previous Additional Letter of Credit and shall comply with all requirements of this Section 1.1. The Additional Letter of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits” (2007 Revision) International Chamber Of Commerce Publication No. 600.
1.1.2.    Draws on Additional Letter of Credit; Application of Proceeds. Landlord, or its then managing agent, shall have the right to draw upon the Additional Letter of Credit or any renewal or extension thereof, in whole or in part, upon the occurrence of any one or more of the following events: (a) the occurrence of any default by Tenant under this Lease (following the expiration of any applicable notice and cure periods); (b) Tenant’s failure to deliver to Landlord, no less than 30 days prior to the expiration date of the Additional Letter of Credit or any renewal or extension thereof, a renewal or extension of the Additional Letter of Credit for a term of not less than one year and otherwise satisfying the requirements of this Section 1.1; (c) receipt of notice from the Issuer that it will not be extending the terms of the Additional Letter of Credit or otherwise intends to terminate the Additional Letter of Credit prior to the date that is one hundred twenty (120) days after the expiration of the Term of the Lease, unless Tenant provides a substitute Additional Letter of Credit from another financial institution acceptable to Landlord in its reasonable discretion and otherwise satisfying the requirements of this Section 1.1 at least fifteen (15) business days prior to the termination of the existing Additional Letter of Credit; or (d) any action by Tenant or the Issuer which, in Landlord’s reasonable judgment, may jeopardize its rights to draw on the Additional Letter of Credit, including, without limitation, Tenant filing a voluntary petition under the Federal Bankruptcy Code or an involuntary petition being filed against Tenant under the Federal Bankruptcy Code. Landlord shall have sole authority and discretion to draw under the Additional Letter of Credit in accordance with the terms thereof. Within five (5) days after any such draw, Tenant shall reinstate the amount available under the Additional Letter of Credit to the required amount as provided herein, and Tenant’s failure to do so shall constitute an incurable default by Tenant under this Lease. Proceeds of any draw upon the Additional Letter of Credit may be applied by Landlord to the payment of accrued and unpaid Rent, Additional Rent, interest, late charges, reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, or any other costs, liabilities or damages arising out of Tenant’s obligations under this Lease, in such manner as Landlord in its sole discretion, deems appropriate. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. The parties hereto (A) recite that the Additional Letter of Credit is not intended to serve as a security deposit and all other Laws or principle of Law, rules and regulations applicable to security deposits in the commercial context (the “Security Deposit Law”) shall have no applicability or relevancy thereto and (8) Tenant waives the provisions of any Law or principle of Law and all rights, duties and obligations either party may have now, or in the future, will have relating to or arising from the Security Deposit Law with respect to Landlord’s ability to apply the proceeds of the Additional Letter of Credit against reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, Furthermore, upon lawful termination of this Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the proceeds of the Additional Letter of Credit against damages computed under this Lease and/or applicable Law (including, without limitation, accrued and unpaid Rent, reserved Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by the court).

1.1.3.    General Terms. Each Additional Letter of Credit shall provide that it will be honored upon a signed statement by Landlord or its agent that moneys are due and owing to Landlord under the Lease, and shall require no signature or statement from any party other than Landlord or its agent. No notice to Tenant shall be required to enable Landlord to draw upon the Additional Letter of Credit (provided that the foregoing shall not affect or reduce Landlord’s obligations to provide notice and/or cure periods for Tenant defaults as and to the extent expressly required elsewhere in this Lease). Each Additional Letter of Credit shall allow for partial draws. Each Additional Letter of Credit shall be fully assignable by Landlord and provide that Landlord may, at any time and Without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer all or any portion of its interest in and to the Additional Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to the Lease. In the event of a transfer of Landlord’s interest in the Property (or any portion thereof containing the Premises), Landlord shall have the right to transfer the Additional Letter of Credit in whole or in part (or cause a substitute Additional Leiter of Credit to be delivered, as applicable) to the transferee and thereupon shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the Additional Letter of Credit to a new landlord. Tenant shall cooperate with any such transfer of the Additional Letter of Credit by Landlord, at no out-of-pocket expense to Tenant. If the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Tenant shall obtain a replacement Additional Letter of Credit within thirty (30) days of such act from another Issuer. Tenant further covenants and warrants that it will neither assign nor encumber the Additional Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
1.1.5.    Independent Contract. Tenant acknowledges and agrees that the Additional Letter of Credit constitutes a separate and independent contract between Landlord and the Issuer, and that Tenant is not a third party beneficiary of such. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Additional Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Additional Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw from the Additional Letter of Credit. No condition or term of this Lease shall be deemed to render the Additional Letter of Credit conditional to justify the Issuer in failing to honor a drawing upon such Additional Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Additional Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither the Additional Letter of Credit nor any proceeds or right to draw on the Additional Letter of Credit will be considered property of the Tenant’s bankruptcy estate, and neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Additional Letter of Credit and/or the proceeds thereof by application of any provision of the Federal Bankruptcy Code, including but not limited to Section 502(b)(6) of the Federal Bankruptcy Code [11 U.S.C.A. § 502(b)(6)].
1.1.5.    Release of Additional Letter of Credit. Provided there is no default or condition which but for the furnishing of notice or the passage of time would constitute a default under this Lease, Landlord shall release its rights in the Additional Letter of Credit and surrender the Additional Letter of Credit to the Issuer within one hundred twenty (120) days following the expiration or earlier termination of the Lease.
2.    Reserved.
3.    Real Estate Brokers. Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, with any real estate broker or sales person to act for it in connection with this Amendment or dealt with any real estate broker or sales person in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc. Tenant also agrees to indemnify, defend and hold harmless Landlord from and against any and all claims by any real estate broker or salesman whom the Tenant authorized or employed, or acted by implication to authorize or employ, to act for Tenant in connection with this Amendment, or with any broker or sales person with whom Tenant dealt in connection with this Amendment Washington Partners Corporate Real Estate, Inc.
4.    Confirmation. Except, as and to the extent modified by this Amendment, all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.
5.    Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original for all purposes, and all counterparts shall constitute one and the same instrument.

[Signature page to follow]

INWITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signature below:

LANDLORD:

AAT CC BELLEVUE, LLC, a Delaware limited liability company

By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent

By: /s/ Ernest Rady
    Ernest Rady
    President and CEO

By: /s/ Steven M. Center
    Steven M. Center
    V.P. of Office Properties

Dated: 6/8/2020
TENANT: SMARTSHEET INC., a Washington corporation By: /s/ Mark Mader Name: Mark Mader Title: CEO Dated: 6/3/2020

EXHIBIT “A”
[FORM OF LETTER OF CREDIT]
-

OFFICE LEASE AGREEMENT
BETWEEN
AAT CC BELLEVUE, LLC
AS LANDLORD
AND
SMARTSHEET, INC.
AS TENANT

TABLE OF CONTENTS
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47. No Merger	43
48. Confidentiality	43
49. Miscellaneous	44
50. Original Lease	50

    iii

OFFICE LEASE AGREEMENT
This Office Lease Agreement (“Lease”) is entered into effective as of October 11, 2019 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), who agree as follows:
1.Agreement to Let. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon all of the terms, provisions, and conditions contained in this Lease, (i) those certain premises described in the Principal Lease Provisions below (the “Premises”), consisting of a portion of that certain building described in the Principal Lease Provisions below (the “Building”), which is in turn a part of the Project (as described in the Principal Lease Provisions below), along with (ii) the non-exclusive right to use, in common with Landlord, Landlord’s invitees and licensees, and the other tenants and users of space within the Project, those portions of the Project intended for use by, or benefiting, tenants of the Project in common including, without limitation, the landscaped areas, passageways, walkways, hallways, elevators, parking areas, and driveways of the Building and the Project, but excluding all interior areas of the other buildings in the Project other than the Building (collectively, the “Common Areas”). This Lease confers no rights, however, to the roof, exterior walls, or utility raceways of the Building, nor rights to any other building in the Project, nor with regard to either the subsurface of the land below the ground level of the Project or with regard to the air space above the ceiling of the Premises; provided, however, that Tenant shall have the limited right to access systems and equipment exclusively serving the Premises (for which Tenant has maintenance and repair responsibilities pursuant to Paragraph 10.1, below) that may be located on the roof, in exterior or demising walls, in utility raceways, in the airspaces above the ceiling of the Premises, or in any other portion of the Building or the Common Areas for the sole purpose of maintaining, repairing, and replacing such systems and equipment.
2.Principal Lease Provisions. The following are the Principal Lease Provisions of this Lease. Other portions of this Lease explain and describe these Principal Lease Provisions in more detail and should be read in conjunction with this Paragraph. In the event of any conflict between the Principal Lease Provisions and the other portions of this Lease, the Principal Lease Provisions will control. (Terms shown in quotations are defined terms used elsewhere in this Lease)
2.1.“Project”: That certain office project, commonly referred to as City Center Bellevue, in Bellevue, Washington, as more particularly depicted on the attached Exhibit “A”.
2.2.“Building”: That certain building within the Project as designated on the attached Exhibit “A”, sometimes referred to as City Center Bellevue, whose mailing address is 500 108th Avenue NE, Bellevue, WA 98004.
2.3.“Premises”: Suite 700; consisting of a portion of the the 7th floor of the Building, as more particularly described on the attached Exhibit “B-1” (“Suite 700”), and Suite 1000; consisting the 12th floor of the Building, as more particular described on the attached Exhibit “B-2” (“Suite 1000”) (collectively, the “Premises”).
2.4.Area of the Premises: The Premises consist of 31,128 Rentable Square Feet of space (consisting of Suite 700 measuring an agreed 12,545 Rentable Square Feet and Suite 1000 measuring an agreed 18,583 Rentable Square Feet). The term “Rentable Square Feet”, “Usable Square Footage”, and similar terms dealing with Rentable or Usable means of describing measurements of square footages, will have the meanings of such term adopted by the Building Owners and Managers Association International (relative to multi-tenant floors). The Premises are not subject to remeasurement during the initial Lease Term through the Initial Expiration Date.
2.5.“Lease Term”: The period beginning on the Lease Commencement Date and ending on the Expiration Date, as set forth in Paragraph 3.1 below.
2.5.1.“Lease Commencement Date”: The date Landlord tenders possession of the Premises to Tenant in the condition required hereunder.
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2.5.2.“Initial Expiration Date”: The last day of the eighty-fourth (84th) full calendar month following the Rent Commencement Date.
2.5.3.Extension Rights: Yes; One (1) Option to Extend for a period of five (5) years (Paragraph 3.2).
2.6.“Basic Monthly Rent”: Approximately $5.125 per Rentable Square Foot, fully-serviced, subject to adjustment pursuant to attached Addendum No. 1. Basic Monthly Rent will always be due and payable on or before the first day of the applicable month, except that the first month’s Basic Monthly Rent will be due and payable upon the date of Landlord’s execution of this Lease.
2.7.“Rent Commencement Date”: The date which is the earlier to occur of (i) one hundred twenty (120) days following the Lease Commencement Date or the date the Lease Commencement Date would have occurred but for the occurrence of Tenant Delays, or (ii) the date Tenant begins conducting its business in the Premises.
2.8.“Security Deposit”: $189,632.23 cash (“Security Deposit”), which is due and payable on the Lease Commencement Date and does not constitute last month’s rent, subject to the terms and conditions set forth in Paragraph 6 below. Last month’s rent must be separately paid by Tenant on or before the first day of the last month of the Lease Term. If Tenant exercises any Option to Extend (as defined below) contained herein, then as a condition precedent to the effectiveness of Tenant’s exercise of such Option to Extend, Tenant shall pay to Landlord an amount equal to the difference between the Basic Monthly Rent for the last year of the applicable Extension Term (as defined below) and the amount of the Security Deposit then held by Landlord; which additional amount will be added to, and constitute a part of, the Security Deposit from that point forward.
2.9.“Base Year”: Calendar year 2022.
2.10.Guarantor: None.
2.11.Address for Landlord:
AAT CC BELLEVUE, LLC
c/ o American Assets Trust Management, LLC
11455 El Camino Real, Suite 200
San Diego, CA 92130
Attn: Property Management (Office)
2.12.Addresses for Tenant:
Legal Notices Addresses
10500 NE 8th Street, Suite 1300, Bellevue, WA 98004
2.13.“Permitted Use”: The Premises shall be used for general office purposes including without limitation any and all uses in connection with the development, sales, marketing, and testing of SaaS products, in accordance with all applicable laws, statutes, ordinances, and regulations and the provisions of this Lease, and for no other use.
2.14.Building Standard Operating Hours:
Monday through Friday:    7:00 a.m.-6:00 p.m.
Saturday:    8:00 a.m.-1:00 p.m.
(excluding Sundays and any federal holidays)
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2.15.Participating Brokers:
Landlord’s:    Broderick Group, Inc.
Tenant’s:    Washington Partners Corporate Real Estate, Inc.
2.16.Initial Payment Amounts: $349,163.23 (which represents the Security Deposit of $189,632.23, plus first month’s Basic Monthly Rent for Suite 700 of $64,293.13, plus the first month’s Basic Monthly Rent for Suite 1000 of $95,237.88) which amount is payable on the date Tenant executes this Lease.
2.17.Parking Pass Ratio: Two (2) unreserved parking passes for every 1,000 rentable square feet of the Premises, subject to the terms of Article 11 of the Lease. Said parking ratio includes all spaces within the Project, including without limitation reserved, unreserved, handicap, and visitor parking spaces, and is subject to temporary interruptions in connection with Landlord’s continued development of the Project. All unreserved parking shall be provided on a free and unassigned basis (i.e., first come, first served).
3.Lease Term.
3.1.Description of Lease Term. The Lease Term shall commence on the “Lease Commencement Date”, and shall expire on the “Initial Expiration Date”, subject to (i) any extension rights described in Paragraph 3.2, below, and (ii) earlier termination by Landlord, as provided in this Lease. The term “Expiration Date”, as used in this Lease, shall mean the Initial Expiration Date, any earlier date upon which this Lease is terminated by Landlord, as provided below, or if the Lease Term is extended pursuant to Paragraph 3.2, below, then the last day of any exercised Extension Term.
3.2.Extension Rights. Tenant shall, subject to all of the provisions of this Paragraph 3.2 (including all subparagraphs hereof), have the option to extend the Lease Term (the “Option to Extend”) for one (1) additional term(s) of five (5) years (the “Extension Term”), provided Tenant is in occupancy of not less than 75% of the Premises at the time of exercise of the Option to Extend and Tenant gives Landlord written notice via overnight nationally-recognized courier (such as FedEx or UPS), with signature acknowledgement by recipient required, of its election to exercise the Option to Extend no less than 9 months and no more than 12 months prior to the then applicable Expiration Date. Such notice will constitute Tenant’s irrevocable election to exercise the Option to Extend and may not subsequently be revoked by Tenant except as provided below. Time is of the essence with respect to the timing of such requirement to give notice to Landlord.
3.2.1.Restrictions on Transferability of Option. The Option to Extend is personal to the Tenant originally named in this Lease or any Permitted Transferee (as defined below) and may not be exercised by anyone other than such originally named Tenant or a Permitted Transferee.
3.2.2.Conditions Terminating Tenant’s Rights to Exercise Option. Tenant shall not have the right to exercise the Option to Extend, notwithstanding anything set forth above to the contrary: (a) during any period of time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provision of this Lease (after giving effect to any applicable cure period) and continuing until the default alleged in said notice is cured; (b) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid; or (c) in the event that Landlord has given to Tenant two or more notices of default or two or more late charges have become payable under this Lease during the 12-month period prior to the time that Tenant attempts to exercise the Option to Extend. The period of time within which the Option to Extend may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Option to Extend because of the foregoing provisions of this Paragraph 3.2.2, even if the effect thereof is to eliminate Tenant’s right to exercise the Option to Extend.
3.2.3.Conditions Terminating Tenant’s Option Rights. All rights with respect to the Option to Extend (including rights as to subsequent Extension Terms, if any) shall terminate and be
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of no further force or effect even after Tenant’s due and timely exercise of the Option to Extend, if, after such exercise, but prior to the commencement of the Extension Term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten days after such obligation became due (without imposing any obligation on the part of Landlord to give notice thereof to Tenant); (b) Tenant fails to cure a non-monetary default within 30 days (or such longer period as may otherwise be applicable under this Lease) after the date the Landlord gives notice to Tenant of such default or (c) Landlord gives to Tenant two or more notices of default or two or more late charges become payable for any monetary defaults, whether or not such defaults are cured.
3.2.4.Terms and Conditions of Extension of Lease Term. If Tenant duly and timely exercises the Option to Extend, then this Lease shall remain in full force and effect for such additional five (5) year period, except that the Basic Monthly Rent will adjust as of the first day of the Extension Term such that for the first year of the Extension Term the Basic Monthly Rent shall be equal to the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term and determined pursuant to Paragraph 3.2.5, below (the “Then-Prevailing Rate”). The Basic Monthly Rent will thereafter be adjusted in accordance with the provisions of attached Addendum No. 1.
3.2.5.Determination of Then-Prevailing Rate. If Tenant exercises the Option to Extend, then Landlord shall, within 15 business days of receipt of Tenant’s written notice of exercise, provide Tenant with written notice of the Then-Prevailing Rate and the calculation of the new Basic Monthly Rent to be effective during the first year of the Extension Term. Tenant shall have ten business days from the date of Landlord’s notice in which to (a) accept Landlord’s determination of the Then-Prevailing Rate, (b) revoke Tenant’s election to exercise the Option to Extend, in which case Tenant’s option shall be null and void, or (c) dispute Landlord’s determination of the Then-Prevailing Rate. If Tenant fails to notify Landlord, in writing, of its disagreement with Landlord’s determination of the Then-Prevailing Rate within such ten business day period, then Tenant will be deemed to have accepted Landlord’s determination and Landlord’s determination shall be binding on both parties. If Tenant disputes such determination, then its notice to Landlord disputing such determination must set forth Tenant’s determination of the Then-Prevailing Rate. Upon receipt of Tenant’s notice, Landlord and Tenant shall promptly meet and, in good faith, attempt to agree upon the Then-Prevailing Rate. If Landlord and Tenant are unable to reach agreement upon the Then-Prevailing Rate within 30 days of the date of Landlord’s receipt of Tenant’s dispute notice, then the parties shall promptly submit such dispute to the Bellevue office of the American Arbitration Association (the “AAA”), or its successor, for resolution before a single arbitrator (who must have at least ten years’ experience in the King County commercial real estate market as a real estate broker or MAI appraiser) in accordance with Real Estate Industry Arbitration Rules of the AAA. Within ten days of the commencement of the arbitration, Landlord and Tenant shall each provide the arbitrator with their respective written determination of the Then-Prevailing Rate—which determination need not be the same determination previously made by such party in any notice given under this Paragraph and will not be disclosed by the arbitrator until both parties have submitted their respective written determinations. The arbitrator’s sole authority will be to select which of Landlord’s or Tenant’s respective written determinations of the Then-Prevailing Rate most closely approximates the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term; provided, however, if either party fails to timely submit such a written determination to the arbitrator, then the arbitrator shall use the written determination of such party that was set forth in the notices described above in making such selection. In no event may such arbitrator select any amount as the Then-Prevailing Rate other than either Landlord’s determination or Tenant’s determination. The decision of the arbitrator shall be binding upon all parties and the cost of the arbitration shall be split equally between Landlord and Tenant.
4.Delivery of Possession.
4.1.Premises Delivery Requirements. Prior to the tender of possession of the Premises to Tenant, Landlord, at its cost, shall have Substantially Completed the work described in
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Exhibit “C” to this Lease (“Landlord’s Work”) and caused all HVAC, plumbing, electrical and mechanical systems to be in good working order. Landlord’s tender of possession of the Premises shall be deemed to have occurred upon Tenant’s written acknowledgement that Landlord’s Work has been Substantially Completed (which shall not be withheld for unfinished minor “punchlist” items) and is free from material defects and that all HVAC, plumbing, electrical and mechanical systems are in good working order (which acknowledgement shall not be unreasonably withheld or delayed) following Landlord’s notification to Tenant (which notification may be telephonic, by written notice, or by electronic transmission—such as by facsimile or e-mail) that possession of the Premises is available to Tenant, and instructing Tenant that Tenant may obtain the keys to the Premises from Landlord’s offices. Tenant’s refusal to accept such tender (or avoidance thereof) shall not affect the Lease Commencement Date or delay the Rent Commencement Date and such date will be calculated as if no such refusal or avoidance had occurred. In no event shall the Rent Commencement Date, as applicable, occur prior to Tenant having given its written acknowledgement that Tenant agrees that all HVAC, plumbing, electrical and mechanical systems are in good working order; provided, Tenant shall not unreasonably withhold such written acknowledgement.
4.2.Definition of Substantial Completion. For purposes of this Lease, the term “Substantially Complete” (and its grammatical variations, such as Substantial Completion) when used with reference to Landlord’s Work, will mean that Landlord’s Work has been completed in a defect-free manner to such an extent that Tenant can commence all work, if any, to be undertaken by Tenant, as described in Exhibit “C” to this Lease (the “Tenant’s Work”), without material delay or interference due to the completion of Landlord’s Work, or if no such Tenant’s Work is to be undertaken, then such term will mean completed to such an extent that the Landlord’s Work can be finally completed within 60 days and without material interference to Tenant’s occupancy and use of the Premises.
4.3.Final Completion. Except for any items set forth on a written, detailed “punch-list” of excepted items delivered to Landlord upon the Lease Commencement Date, Tenant shall, upon giving the written acknowledgement described in Paragraph 4.1 above, be deemed to have (i) thoroughly inspected the Premises, and determined that, to the best of Tenant’s knowledge, the Premises comply with all applicable laws and ordinances, and that the Premises are in first-class condition and repair, (ii) acknowledged that Landlord’s Work has been Substantially Completed, (iii) accepted the Premises in its then as-is condition with no right to require Landlord to perform any additional work therein, except as set forth on the punch list, and (iv) waived any express or implied warranties regarding the condition of the Premises, including any implied warranties of fitness for a particular purpose or merchantability.
5.Use of Premises and Common Areas.
5.1.Permitted Use of Premises. Tenant may use the Premises for the Permitted Use specified in the Principal Lease Provisions and for no other use without Landlord’s consent. Any change in the Permitted Use will require Landlord’s prior written consent, which consent may be granted or withheld in Landlord’s sole and exclusive discretion.
5.2.Compliance with Laws. Landlord covenants that the Premises will comply with all applicable statues, codes, ordinances, orders, Rules and Regulations of any municipal of governmental entity whether in effect now or later, including ADA (as defined below) (collectively, “Laws”) as of the Lease Commencement Date. Thereafter, Tenant shall comply with all Laws concerning the Premises and/or Tenant’s use of the Premises, including without limitation the obligation at Tenant’s sole cost to alter, maintain, or restore the Premises in compliance with all applicable laws, even if such Laws are enacted after the date of this Lease, and even if compliance entails costs to Tenant of a substantial nature. Such obligation to comply with Laws shall include without limitation compliance with Title III of the Americans With Disabilities Act of 1990 (42 U.S.C. 12181 et seq.) (the “ADA”) as to any alterations, modifications or improvements to or use of the Premises made by Tenant. In addition to the foregoing obligations of Tenant relative to the Premises, if Tenant’s particular use of the Premises (including the commencement of any Alterations, as defined below) results in the need for modifications or alterations to any other portion of the Project in order to comply with the ADA or other Laws, then Tenant shall additionally be responsible, upon demand, for the cost of such modifications and alterations plus a supervisory fee of three percent of such cost payable to Landlord. Each of Landlord and Tenant shall indemnify, defend, and hold the other (and its partners, members, shareholders, directors, officers,
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employees, agents, assigns, and any successors) harmless from and against any and all losses, costs, demands, damages, expenses (including reasonable attorneys’ fees), claims, causes of action, judgments, penalties, fines, or liabilities, arising from the indemnifying party’s failure to perform its obligations under this Paragraph including, without limitation, (i) any costs, expenses, and liabilities incurred by the indemnified party in connection with responding to any demand by any governmental authority to undertake any modifications or alterations to the Premises required by the ADA or similar Laws as a result of the indemnifying party’s failure to perform its obligations under this Paragraph, and (ii) any attorneys’ fees, costs, expenses, and liabilities incurred by the indemnified party in responding to, defending, pursuing, or otherwise being involved with any action, suit, or proceeding arising out of any claim relating to the non-compliance of the Premises with the ADA as a result of the indemnifying party’s failure to perform its obligations under this Paragraph. Landlord additionally agrees to indemnify Tenant for any claims arising from any violation of the Common Areas of the ADA or other applicable Laws.
5.3.Condition During Periods of Non-Use. During any period of time in which Tenant has vacated the Premises, Tenant shall take such measures as may be necessary or desirable, in Landlord’s reasonable opinion, to secure the Premises from break-ins and use by unauthorized persons, to minimize the appearance of non-use, and to otherwise maintain the interior and exterior portions of Tenant’s Premises, including all windows and doors, in first class condition.
5.4.Use of Common Areas. Tenant’s use of the Common Areas shall at all times comply with the provisions of all Rules (as defined below) regarding such use as Landlord may from time to time adopt. In no event shall the rights granted to Tenant to use the Common Areas include the right to store any property in the Common Areas, whether temporarily or permanently. Any property stored in the Common Areas may be removed by Landlord and disposed of, and the cost of such removal and disposal shall be payable by Tenant to Landlord upon demand. Additionally, in no event may Tenant use any portion of the Common Areas for loading, unloading, or parking, except in those areas specifically designated by Landlord for such purposes, nor for any group social event, sidewalk sale, employment fair or similar commercial or unauthorized purpose.
5.5.General Covenants and Limitations on Use. In addition to the Rules, Tenant’s and Tenant’s Invitees’ (as defined below) use of the Premises and the Project, will be subject to the following additional general covenants and limitations on use.
5.5.1.Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s use of the Premises, Tenant shall pay the amount of such increase to Landlord, within ten days after Landlord delivers to Tenant reasonably documentary evidence of such increase.
5.5.2.No noxious or unreasonably offensive activity shall be carried on, in or upon the Premises by Tenant or Tenant’s Invitees, nor shall anything be done or kept in the Premises which may be or become a public nuisance or which may cause unreasonable embarrassment, disturbance, or annoyance to others in the Project, or on adjacent or nearby property. To that end, Tenant additionally covenants and agrees that no light shall be emitted from the Premises which is unreasonably bright or causes unreasonable glare; no sounds shall be emitted from the Premises which are unreasonably loud or annoying; and no odor shall be emitted from the Premises which is or might be noxious or offensive to others in the Building, on the Project, or on adjacent or near-by property.
5.5.3.No unsightliness shall be permitted in the Premises which is visible from the Common Areas. Without limiting the generality of the foregoing, all equipment, objects, and materials shall be kept enclosed within the Premises and screened from view or in Common Areas trash enclosures; no refuse, scraps, debris, garbage, trash, bulk materials, or waste shall be kept, stored, or allowed to accumulate except as may be properly enclosed within appropriate containers in the Premises and promptly and properly disposed of.
5.5.4.The Premises shall not be used for sleeping or washing clothes, nor shall the Premises be used for cooking or the preparation, manufacture, or mixing of anything that might emit any offensive odor or objectionable noises or lights onto the Project or nearby properties.
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5.5.5.All pipes, wires, conduit, cabling, poles, antennas, and other equipment/facilities for or relating to utilities, telecommunications, computer equipment, or the transmission or reception of audio or visual signals must be kept and maintained enclosed within the Premises (except to the extent included as part of Landlord’s Work, Tenant’s Work, or otherwise approved by Landlord).
5.5.6.Tenant shall not keep or permit to be kept any bicycle, motorcycle, or other vehicle, nor any animal (excluding service animals), bird, reptile, or other exotic creature in the Premises.
5.5.7.Neither Tenant nor Tenant’s Invitees shall do anything that will cause damage or waste to the Project. Neither the floor nor any other portion of the Premises shall be overloaded. Tenant shall be responsible for all structural engineering required to determine structural load for items placed in the Premises by Tenant. Tenant shall fasten all files, bookcases, and like furnishings to walls in a manner to prevent tipping over in the event of earth movements. Landlord shall not be responsible for any damage or liability for such events. No machinery, equipment, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake all or any part of the Project or be allowed to interfere with the equipment of any other tenant within the Project (or other property owned by Landlord or its affiliates), including, without limitation, interference with transmission and reception of telephone, telecommunications, television, radio, or similar signals.
5.6.Access Rights. Tenant will have 24 hour-a-day, seven day-a-week access to the Building and the Premises commencing no later than the Lease Commencement Date. Notwithstanding the foregoing, no failure of such access rights will constitute an eviction (constructive or otherwise) or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease; except that Tenant shall be entitled to equitable abatement of its Rent (as defined below) obligations hereunder to the extent such lack of access is due to Landlord’s gross negligence, intentional misconduct or failure to perform an obligation under this Lease and continues for a period in excess of three business days. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish access under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of access.
5.7.Remedies for Breach. In the event of any breach of this Paragraph 5 by Tenant or Tenant’s Invitees, Landlord, at its election and in addition to its other rights and remedies under this Lease, may pay the cost of correcting such breach and Tenant shall immediately, upon demand, pay Landlord the cost thereof, plus a supervisory fee in the amount of ten percent of such cost.
6.Security Deposit.
6.1.Security Deposit. Upon mutual execution of this Lease, Tenant shall deposit with Landlord good funds in the amount of the Security Deposit (if any) set forth in the Principal Lease Provisions, to secure the performance by Tenant of its obligations under this Lease, including without limitation Tenant’s obligations (i) to pay Basic Monthly Rent and Additional Rent (as defined below), (ii) to repair damages to the Premises and/or the Project caused by Tenant or Tenant’s agents, employees, contractors, licensees, and invitees (collectively, “Tenant’s Invitees”), (iii) to surrender the Premises in the condition required by Paragraph 24, below, and (iv) to remedy any other defaults by Tenant in the performance of any of its obligations under this Lease. If Tenant commits any default under this Lease, Landlord may, at its election, use funds from the Security Deposit to pay the reasonable cost of curing such default, and to compensate Landlord for all damages actually suffered by Landlord which are directly attributable to such default, including, without limitation, reasonable attorneys’ fees and costs incurred by Landlord. Upon demand by Landlord, Tenant shall promptly pay to Landlord a sum equal to any portion of the Security Deposit so used by Landlord, in order to maintain the Security Deposit in the amount set forth in the Principal Lease Provisions above (subject to increase as set forth below). Within 30 days following the Expiration Date or earlier termination of this Lease, Landlord shall deliver to Tenant, at Tenant’s last known address, any portion of the Security Deposit not used by Landlord, as provided in this Paragraph. Landlord may commingle the Security Deposit (and any advance Rent received by Landlord) with Landlord’s other funds and Landlord shall not pay interest on such Security
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Deposit to Tenant. Tenant waives the provisions of any similar principals of law with respect to Landlord’s ability to apply the Security Deposit against future rent damages. Furthermore, upon lawful termination of the Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the Security Deposit against damages without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by a court.
7.Rent and Rent Adjustments.
7.1.Basic Monthly Rent. Tenant shall pay to Landlord as minimum monthly rent, without deduction, setoff, prior notice, or demand, the Basic Monthly Rent described in the Principal Lease Provisions (subject to adjustment as provided in the attached Addendum No. 1), in advance, on or before the first day of each calendar month, beginning on the Rent Commencement Date and thereafter throughout the Lease Term. If the Rent Commencement Date is other than the first day of a calendar month, then the Basic Monthly Rent payable by Tenant for the second month of the Lease Term following the Rent Commencement Date shall be prorated on the basis of the actual number of days during the Lease Term occurring during the first partial calendar month thereof.
7.2.Rental Adjustments. The Basic Monthly Rent shall be increased periodically in accordance with the provisions of attached Addendum No. 1 to this Lease.
7.3.Additional Rent. In addition to paying the Basic Monthly Rent pursuant to this Paragraph 7, Tenant shall pay to Landlord (in accordance with Paragraph 8 below), commencing on January 1, 2023, Tenant’s Share (as defined below) of the annual Operating Expenses (as defined below) that are in excess of the Operating Expenses applicable to the Base Year. The amounts payable pursuant to this Paragraph, together with all other amounts of any kind (other than Basic Monthly Rent) payable by Tenant to Landlord under the terms of this Lease, are collectively and individually referred to in this Lease as “Additional Rent”.
7.4.General Rental Provisions. All “Rent” (which includes Basic Monthly Rent and all Additional Rent hereunder) shall be paid to Landlord at the same address as notices are to be delivered to Landlord pursuant to the Principal Lease Provisions, as Landlord may change such address from time to time pursuant to the terms of this Lease. The parties agree that they have had the opportunity to verify the Rentable Square Footage of the Premises and agree that the Rentable Square Footage of the Premises set forth in the Principle Lease Provisions shall be conclusive for all purposes of this Lease.
8.Additional Rent.
8.1.Definitions. The following definitions apply throughout this Lease):
8.1.1.Operating Expenses. Subject to the Excluded Costs (as defined below) relating to the Project, the term “Operating Expenses” means all expenses, costs, and amounts of every kind or nature that Landlord pays or incurs because of or in connection with the ownership, operation, management, maintenance, or repair of the Building, Common Areas-and Project. Operating Expenses include, without limitation, the following amounts paid or incurred by Landlord relative to the Building, Common Areas and Project: (a) the cost of supplying utilities to all portions of the Project (other than tenant suites), including without limitation water, waste deposit, power, electricity, heating, ventilation, and other utilities, including, without limitation, heating and condenser water to facilitate the production of air conditioning (collectively, “HVAC”) (b) Tax Expenses and Insurance Expenses (as such terms are defined below), (c) the cost of providing janitorial services, window washing services and of operating, managing, maintaining, and repairing all building systems, including without limitation utility, mechanical, sanitary, storm drainage, and elevator systems, and the cost of consumable materials, supplies, tools, and equipment, as well as maintenance and service contracts in connection with those systems, (d) the cost of licenses, certificates, permits, and inspections relating to the operation of the Project, (e) the cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses, (f) the cost of maintenance, repair, and restoration of any parking areas or structures, including, without limitation, resurfacing, repainting, restriping, and cleaning costs, (g) fees, charges, and other costs, including administrative, management fees and accounting costs (or amounts in lieu of such fees), whether paid to Landlord, an affiliate of Landlord’s, or a third party, consulting fees,
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legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Project, (h) wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, repair, or security of the Project plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits; provided that if any of Landlord’s employees provide services for more than one project of Landlord’s, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Project will be included in the Operating Expenses, (i) payments under any easement, CC&Rs, license, operating agreement, declaration, restrictive covenant, or other instrument relating to the sharing of costs affecting the Project, (j) amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its “reference rate” (or a comparable rate selected by Landlord if such reference rate ceases to be published) plus three percentage points per annum) of the cost of acquiring, or the cost of renting, personal property used in the maintenance, repair, and operation of the Project, (k) reasonable reserves (it being acknowledged, that, among other amounts, any amount of reserves required by any holder of a deed of trust or mortgage encumbering the Project (“Lender”), will be deemed reasonable), (I) fees and expenses for consultants retained, from time to time, by Landlord for the purposes of energy conservation, waste treatment, and water recycling and for the costs of any capital improvements, equipment or devices installed or paid for by Landlord or, at Landlord option, an annual amount sufficient, on the basis of Landlord’s experience or reasonable estimate, to establish in advance of the time for such installation a reserve to fund said costs, in order (i) to conform with any change in laws, rules, regulations or requirements of any governmental or quasi-governmental authority having jurisdiction or of the board of fire underwriters or similar insurance body or, (ii) to effect a labor saving, energy saving, or other economy (including, without limitation, as related to water recycling, waste treatment, and energy generation), amortized over the useful life of such capital improvement, equipment, or device (as reasonably determined by Landlord), (m) the cost of maintenance of all heating, ventilating and air condition systems relating to individual premises and/or the Common Areas, other than HVAC systems exclusively serving other tenants’ premises that are directly paid for, or reimbursed, by such other tenants, (n) reasonable allocation of costs to provide and operate free or discounted visitor parking for the Project, (o) depreciation or rental costs on personal property and equipment used in the management, operation, or maintenance of the Project which is or should be capitalized on the books of Landlord, and (p) any other costs, charges, and expenses that under generally accepted accounting principles would be regarded as management, maintenance, and operating expense. All capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph (j) of this Paragraph) over their useful life, as reasonably determined by Landlord’s certified public accountant. The preceding list is for definitional purposes only and does not impose any obligation on Landlord to incur such expenses to provide such services.
8.1.2.Excluded Costs. “Excluded Costs” means the following expenses, as they relate to the Operating Expenses: (i) depreciation, principal, interest, and fees on mortgages or ground lease payments, except as otherwise provided herein, (ii) legal fees incurred in negotiating and enforcing tenant leases, disputes with other tenants, (iii) real estate brokers’ leasing commissions and advertising costs in connection with leasing space in the Project, (iv) improvements or alterations to tenant spaces in the Project, (v) the cost of providing any service directly to and paid directly by a single individual tenant, or costs incurred for the benefit of a single tenant, (vi) costs of any items to the extent Landlord actually receives reimbursement therefor from insurance proceeds, under warranties, or from a tenant or other third party (such costs shall be excluded or deducted – as appropriate – from Operating Expenses in the year in which the reimbursement is received), or which are paid out of reserves previously included in Operating Expenses, (vii) costs incurred due to Landlord’s breach of a law or ordinance (including costs incurred by Landlord to cause the Premises or Building to comply with ADA or to abate Prohibited Substances to the extent that Landlord is required to do so under this Lease), (viii) repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord’s employees, agents, or contractors, (ix) capital expenses other than those specifically included in the definition of Operating Expenses, (x) charitable or political contributions and membership fees or other payments to trade organizations, (xi) costs of Landlord’s Work which are to be borne by Landlord pursuant to attached Exhibit “C”, if any (xii) rent and similar charges for Landlord’s on-site management office and/or leasing office or any other offices of Landlord or its affiliates (xiii) Landlord’s general overhead expenses not related to the Project.
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8.1.3.Expense Year. “Expense Year” means the Base Year, and each calendar year after the Base Year, in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.
8.1.4.Tenant’s Share. “Tenant’s Share” means a fraction, the numerator of which is the total aggregate Rentable Square Feet of the Premises, and the denominator of which is 497,049. As of the Lease Commencement Date, Tenant’s Share will be (i) 2.52% with respect to Suite 700, and (ii) 3.74% with respect to Suite 1000. If either the Premises or the Building are expanded or reduced, Tenant’s Share shall be appropriately adjusted. Tenant’s Share for the Expense Year in which any such change occurs shall be determined on the basis of the number of days during the Expense Year in which each such Tenant’s Share was in effect.
8.2.Adjustment of Operating Expenses. Operating Expenses shall be adjusted as follows:
8.2.1.Gross Up Adjustment When a Project is Less Than Fully Occupied. If the occupancy of the total Rentable Square Footage of completed, partially occupied buildings within the Building during any part of any Expense Year (including the Base Year) is less than 95%, Landlord shall make an appropriate adjustment to the variable components of the Operating Expenses for that Expense Year, as estimated by Landlord in its sole discretion using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been 95% occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this Paragraph 8.2. “variable components” include only those component expenses that are affected by variations in occupancy levels, such as nightly janitorial service or water usage.
8.2.2.Deleted.
8.2.3.Adjustment When Landlord Does Not Furnish a Service to All Tenants. If, during any part of any Expense Year (including the Base Year), Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during such period if Landlord had furnished such service or work to that tenant.
8.2.4.Additional Costs. If due to a change in the types of costs being incurred by Landlord as Operating Expenses (such as, for example, the commencement or cessation of security services—but not a mere change in how a particular cost is handled—such as going from an in-house to an outside landscaping service), the Base Year Operating Expenses need to be adjusted to eliminate the effect of such change, Landlord shall reasonably adjust the Base Year Operating Expenses and notify Tenant of such change in writing. Furthermore, Landlord shall have the right to reasonably decrease the amount of the Base Year Operating Expenses for purposes of calculating Increased Operating Expenses to eliminate the effect of abnormally high costs, or unusual costs, of a particular type or types (such as, by way of example, abnormally high energy costs associated with the “energy crisis” of 2001) occurring during the Base Year. There shall be no cap on Operating Expenses.
8.2.5.Common Areas. Landlord may elect to partition/separate portions of the Common Areas of the Project such that the Operating Expenses, Tax Expenses, and Insurance Expenses associated with such partitioned Common Areas are allocated to particular buildings or parcels within the Project.
8.2.6.Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Operating Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.
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8.3.Tax Expenses. “Taxes” means and refers to all federal, state, county, or local government or municipal taxes, school taxes, sewer rates, fees, charges, or other impositions of every kind or nature, whether general, special, ordinary, or extraordinary. Taxes include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and personal property taxes imposed on Landlord’s fixtures, machinery, equipment, apparatus, systems, appurtenances, and other personal property used in connection with the Project or the Building, as the case may be, along with reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes. Notwithstanding the foregoing, the following shall be excluded from Taxes: (a) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state, and local income taxes, and Washington State business and occupation tax and any other taxes applied or measured by Landlord’s general or net income and (b) personal property taxes attributable to property owned or installed by or for other tenants of the Project; “Tax Expenses” means the sum of all Taxes that are paid or incurred by Landlord because of or in connection with the ownership, leasing, and/or operation of the Project from time to time.
8.4.Calculation and Payment of Operating Expenses. Tenant’s Share of the increased Operating Expenses shall be calculated and paid as follows:
8.4.1.Calculation of Excess. If Operating Expenses for any Expense Year occurring after the Base Year exceeds the amount of Operating Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to Tenant’s Share of that excess, in the manner stated below.
8.4.2.Statement/Payment of Operating Expenses. Tenant shall pay to Landlord, on the first day of each calendar month commencing January 1, 2023, as Additional Rent, without notice, demand, offset, or deduction (except as provided below), an amount (“Tenant’s Monthly Payment”) equal to one-twelfth of Tenant’s Share of the amount by which the Operating Expenses for each Expense Year following the Base Year exceed the Base Year Operating Expenses (such excess being referred to herein as the “Increased Operating Expenses”), as estimated (and subsequently reconciled) by Landlord in the most recently delivered Estimated Statement (as defined below). Landlord shall deliver to Tenant, prior to the commencement of each Expense Year following the Base Year during the Lease Term, a written statement (“Estimated Statement”) setting forth Landlord’s estimate of the Operating Expenses and Increased Operating Expenses allocable to the ensuing Expense Year, and Tenant’s Share of such Increased Operating Expenses. Landlord may, at its option, during any Expense Year, deliver to Tenant a revised Estimated Statement, revising Landlord’s estimate of the Operating Expenses and Increased Operating Expenses, in accordance with Landlord’s most current estimate. Within approximately 90 days after the end of each Expense Year during the Lease Term, Landlord shall deliver to Tenant a written statement (“Actual Statement”) setting forth the actual Operating Expenses allocable to the preceding Expense Year. Tenant’s failure to object to Landlord regarding the contents of an Actual Statement, in writing, within 90 days after delivery to Tenant of such Actual Statement, shall constitute Tenant’s absolute and final acceptance and approval of the Actual Statement. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year exceeds Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then such excess will be credited against future Tenant’s Monthly Payments, unless such Expense Year was the Expense Year during which the Lease Expiration Date occurs (the “Last Calendar Year”), in which event either (i) such excess shall be credited against any then outstanding monetary obligation of Tenant under this Lease, or (ii) if there are no such monetary obligations, then Landlord shall promptly pay to Tenant such excess. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year is less than Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then Tenant shall, within ten days of delivery of the Actual Statement, pay to Landlord the amount of such deficiency. Landlord’s delay in delivering any Estimated Statement or Actual Statement will not release Tenant from its obligation to pay any Tenant’s Monthly Payment or any such excess upon receipt of the Estimated Statement or the Actual Statement, as the case may be. The references in this Paragraph to the actual Increased Operating Expenses allocable to an Expense Year, shall include, if such Expense Year is the Last Calendar Year, the actual Increased Operating Expenses allocable to the portion of such year prior to the Lease Expiration Date, calculated on a pro rata basis, without regard to the date of a particular expenditure. The provisions of this Paragraph 8.4 shall survive the termination of this Lease, and even
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though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid by Tenant pursuant hereto and conversely any overpayment made in Tenant’s estimated payments shall be immediately rebated by Landlord to Tenant.
8.5.Landlord’s Books and Records. If Tenant disputes the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, Tenant may, upon at least five business days’ notice to Landlord, request an opportunity to inspect and audit Landlord’s records and supporting documentation regarding such Actual Statement. Such inspection and audit must be commenced by an independent certified public accountant within 180 days of the date Tenant received the Actual Statement, shall be at Tenant’s sole cost and expense (except as provided below), and Landlord shall, at its election, either provide copies of such records and supporting documentation to Tenant or make such records and supporting documentation available to Tenant for its inspection at Landlord’s business office during normal business hours. If Tenant fails to dispute the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, or Tenant’s audit fails to disclose a discrepancy in such Actual Statement within 210 days after Tenant’s receipt of the Actual Statement in question, then the Actual Statement will be deemed binding on Tenant. If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein) that Tenant was overcharged relative to the Operating Expenses, such overcharge shall entitle Tenant to a credit against its next payment of Operating Expenses in the amount of the overcharge plus, in the case of an overcharge exceeding three percent of the Operating Expenses, the reasonable third party costs of such audit (and if such credit occurs following the expiration of the Lease Term, Landlord shall promptly pay the amount of such credit to Tenant). If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein), or otherwise, that Tenant was undercharged relative to the Operating Expenses, Tenant shall, within ten days of written demand, pay such undercharge to Landlord.
9.Utilities and Services.
9.1.Tenant’s Utility Costs. Except as provided below, Tenant shall pay when due all bills for gas, electricity, and other utilities used at the Premises on and after the Rent Commencement Date and through and including the Expiration Date.
9.2.Standard Tenant Services. Subject to the terms and conditions contained herein, Landlord shall provide the following services during the Lease Term.
9.2.1.Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide HVAC when necessary for normal comfort for normal office use in the Premises during Building Standard Operating Hours.
9.2.2.Landlord shall provide adequate electrical wiring and facilities for connection to Tenant’s lighting fixtures and incidental use equipment, provided that (i) the connected electrical load of the incidental use equipment does not exceed an average of four (4) watts per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for incidental use equipment will be at a nominal one hundred twenty (120) volts and no electrical circuit for the supply of such incidental use equipment will require a current capacity exceeding twenty (20) amperes, and (ii) the connected electrical load of Tenant’s lighting fixtures does not exceed an average of one (1) watt per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for Tenant’s lighting will be at a nominal two hundred seventy-seven (277) volts, which electrical usage shall be subject to applicable laws and regulations. Subject to the foregoing limitations regarding the electrical wiring and facilities to be provided by Landlord, Landlord shall only provide electricity for Tenant’s lighting fixtures during the Building Standard Operating Hours. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.
9.2.3.Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas and the Premises.
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9.2.4.Landlord shall provide five day per week ordinary and customary, basic janitorial services in and about the Premises in a manner consistent with other comparable buildings in the vicinity of the Building. Landlord shall not be required to provide janitorial services to above-Project-standard improvements installed in the Premises including but not limited to metallic trim, wood floor covering, glass panels, interior windows, kitchen/dining areas, executive washrooms, or shower facilities. Any janitorial services required by Tenant and provided by Landlord in excess of such ordinary and customary, basic janitorial services shall be separately paid for by Tenant, as Additional Rent, within ten days of written demand.
9.2.5.Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Standard Operating Hours, shall have one elevator available at all other times, including on the holidays, and shall provide nonexclusive, non-attended automatic passenger escalator service during Building Standard Operating Hours only.
9.2.6.Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.
Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical, and plumbing systems. Notwithstanding the foregoing, Tenant shall be responsible for all installation and recurring costs associated with utilities services at the Premises.
9.3.Over-Standard Tenant Use. Tenant shall not exceed the rated capacity of the Building’s electrical and other utility systems, which systems will be consistent in capacity with other first class office buildings built at or about the same time as the Building. In the event of any damage to any of the Project’s systems caused by Tenant’s use thereof in excess of ordinary and customary usage for a professional office. Tenant shall be responsible for all costs and expenses incurred by Landlord as a result of such over-use. In addition, if Tenant requires any utilities or services described in this Paragraph 9, which are to be provided by Landlord, in excess of the standard levels being provided by Landlord, or during hours other than Building Standard Operating Hours, Landlord shall have the right to impose reasonable restrictions on such usage and/or commercially reasonable charges therefor. The initial charge to Tenant for heating and air conditioning during hours other than Building Standard Operating Hours will be $50.00 per hour (or portion thereof), subject to increase over the Lease Term, including the Extension Term, if any. Such charges are Additional Rent relative to the provision of such services and are not an offset to any Operating Expenses.
9.4.Conduit and Wiring. Installation of all types of conduit and wiring exclusively serving the Premises (other than as part of Landlord’s Work), including but not limited to Tenant’s Work, is subject to the requirements of Paragraph 22, below, Exhibit “C”, and the Landlord’s reasonable approval of the location, manner of installation, and qualifications of the installing contractor. All such conduit and wiring will, at Landlord’s option, become Landlord’s property upon the expiration of the Lease Term. Upon expiration of the Lease Term, Landlord may elect by written notice delivered to Tenant prior to the Expiration Date to require Tenant to remove such conduit and wiring at Tenant’s expense and return the Premises and the Common Areas to their pre-existing condition. If Landlord constructs new or additional utility facilities, including without limitation wiring, plumbing, conduits, and/or mains, resulting from Tenant’s changed or increased utility requirements, Tenant shall on demand promptly pay (or advance) to Landlord the cost of such items as Additional Rent.
9.5.Utilities Generally. Tenant agrees that, except as provided below, Landlord will not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service. Such failure, delay, or diminution will not constitute an eviction or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except that Tenant will be entitled to an equitable abatement of Rent for the period of such failure, delay, or diminution to the extent such failure, delay, or diminution is (i) is directly attributable to Landlord’s gross negligence or intentional misconduct, (ii) prevents Tenant from using, and Tenant does not use, the Premises or the affected portion thereof for the conduct of Tenant’s business operations therein, (iii) Tenant was using the Premises or such affected portion for the conduct
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of Tenant’s business operations immediately prior to the failure, and (iv) such failure, delay, or diminution continues for more than two consecutive business days (or ten business days in any twelve month period) after delivery of written notice of such failure, delay, or diminution from Tenant to Landlord. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of utilities or services. If any governmental authority having jurisdiction over the Project imposes mandatory controls, or suggests voluntary guidelines applicable to the Project, relating to the use or conservation of water, gas, electricity, power, or the reduction of automobile emissions, Landlord, at its sole discretion, may comply with such mandatory controls or voluntary guidelines and, accordingly, require Tenant to so comply. Landlord shall not be liable for damages to persons or property for any such reduction, nor shall such reduction in any way be construed as a partial eviction of Tenant, cause an abatement of Rent, or operate to release Tenant from any of Tenant’s obligations under this Lease, except as specifically provided in this Paragraph 9.5.
10.Maintenance.
10.1.Tenant’s Duties. Tenant shall at its sole cost maintain, repair, replace, and repaint, all in first class condition, the interior of the Premises, all building systems exclusively serving the Premises and located within the Premises or the walls of the Premises, and any damage to the Premises or the Project resulting from the acts or omissions of Tenant or Tenant’s Invitees Tenant shall maintain all communications conduit, equipment, and wiring serving the Premises, whether in the Premises or not (and specifically including all of Tenant’s Work and all wiring, equipment, and conduit located on the roof of the Building), regardless of the ownership of said conduit or wiring, subject to Landlord’s reasonable approval of Tenant’s maintenance/ repair contractor and manner of maintenance/repair. Notwithstanding anything to the contrary contained herein, Tenant shall pay any and all maintenance and recurring costs for supplemental HVAC units exclusively serving the Premises, or any portion thereof, upon presentation of invoice from Landlord. If Tenant fails to maintain, repair, replace, or repaint any portion of the Premises or the Project as provided above then following ten days’ written notice thereof to Tenant, Landlord may, at its election, maintain, repair, replace, or repaint any such portion of the Premises or the Project and Tenant shall promptly reimburse Landlord, as Additional Rent, for Landlord’s actual cost thereof, plus a supervisory fee in the amount of ten percent of Landlord’s actual cost. Notwithstanding the foregoing, if following Tenant’s payment (or performance) of its obligations under this Paragraph, Landlord receives payment from an insurer for such work, Tenant will be entitled to receive such proceeds (after Landlord has first been fully reimbursed for its costs and expenses relative thereto including Landlord’s costs and expenses in obtaining such proceeds) to the extent Tenant previously paid or incurred third party costs relative thereto.
10.2.Landlord’s Duties. Landlord shall maintain, repair, replace, and repaint, all in good order and condition, consistent with other first-class office buildings in the vicinity of the Building, the Common Areas and all portions of the interior and exterior of the Building and any other buildings in the Project (including, without limitation, all electrical, mechanical, plumbing, fire/life safety, and other building systems), except to the extent of Tenant’s obligations as set forth in Paragraph 10.1, above. Landlord’s failure to perform its obligations set forth above will not release Tenant of its obligations under this Lease, including without limitation Tenant’s obligation to pay Rent. If Landlord fails to perform any of its repair and maintenance obligations under this Paragraph 10.2 and such failure materially and adversely impairs Tenant’s ability to use and occupy the Premises for the Permitted Use, Tenant will have the right, to perform such repairs and/or maintenance to the extent necessary to enable Tenant to resume its use and occupancy of the Premises. Notwithstanding the foregoing, prior to exercising such right, Tenant must, except as provided below in connection with an emergency, have given Landlord at least 30 days’ prior written notice of the nature of the problem and Tenant’s intention to exercise its rights under this Paragraph if such matter is not resolved within such 30-day period; provided, however, if the nature of the matter giving rise to such repair or maintenance obligation will reasonably require more than 30 days to remedy and Landlord is proceeding with due diligence to remedy such matter, then such 30 day period will be extended for such additional time as may be necessary for Landlord to complete such repairs or maintenance. Notwithstanding the preceding sentence, in the case of an emergency which poses an imminent threat of death, injury, or severe damage to persons or property,
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the required notice from Tenant may be provided orally rather than in writing and for such shorter period of time (i.e., less than 30 days) as Tenant, in the exercise of its reasonable judgment deems appropriate under the exigent circumstances (however, at a minimum, Tenant shall at least contact Landlord telephonically prior to commencing such work so that Landlord may, at its election, make arrangements to handle such emergency itself). If Landlord fails to fulfill its repair and maintenance obligations under this Paragraph, and as a result thereof Tenant exercises the foregoing right to correct such matter, then Landlord shall reimburse Tenant for the reasonable third-party costs incurred by Tenant to complete such repairs and/or maintenance within 30 days after receipt of Tenant’s written demand therefor, together with copies of the paid invoices evidencing the costs so incurred. Any such repairs or maintenance performed by Tenant, as permitted herein, must be performed in a good and workmanlike manner by licensed contractors. Under no circumstances may Tenant offset any amount it is owed by Landlord pursuant to this Paragraph (or otherwise) against any Rent obligation under this Lease. Costs incurred by Landlord in performing its obligations under this Paragraph shall be recoverable as Operating Expenses to the extent provided elsewhere in this Lease.
11.Parking.
11.1.General Parking Rights. Tenant shall have the right to rent from Landlord, commencing on the Lease Commencement Date, that number of parking passes determined by applying the Parking Pass Ratio set forth in Section 2.17 of the Principal Lease Provisions on a monthly basis throughout the Lease Term, which parking passes shall be for parking located in the Project parking facility (the “Parking Facility”). The location of the reserved parking spaces, if any, shall be designated by Landlord. For all such parking passes that are rented, Tenant shall pay to Landlord on a monthly basis the prevailing rate charged from time to time at the Parking Facility and such charges shall constitute Additional Rent. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the Parking Facility by Tenant. Tenant’s continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facility where the parking passes are located (including any sticker or other identification system established by Landlord and the prohibition of vehicle repair and maintenance activities in the Parking Facility), Tenant’s cooperation in seeing that Tenant’s Invitees also comply with such rules and regulations and Tenant not being in default under this Lease. Such rules and regulations may include, in Landlord’s sole discretion, rules limiting tenants of the Project (including, without limitation, Tenant) to the use of, or excluding the use of, certain parking spaces or certain portions of the Parking Facility in order to maintain the availability of accessible parking spaces for clients, guests, and invitees of tenants of the Project and rules limiting tenants of the Project (including without limitation Tenant), and their employees, to the use of a restricted number of parking spaces or a restricted area. If Tenant, or any of Tenant’s Invitees, fails to comply with any of Landlord’s rules or requirements (such as, by way of example, parking in areas designated as visitor parking only), then Landlord will have the right to either have such vehicles towed from the Project. Furthermore, Landlord shall have the right to immobilize such improperly parked vehicles by use of a “boot” or other device. Tenant’s use of the Parking Facility shall be at Tenant’s sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant or Invitees, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant’s or Tenant’s Invitees’ use of the Parking Facility. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord reserves the right to grant certain tenants in the Project the exclusive right to park in specified areas of the Parking Facility, to the exclusion of all other tenants. Tenant acknowledges that the exercise of the rights reserved to Landlord under this Paragraph may result in a decrease in the number of parking spaces (but not in the number of parking passes) available to Tenant and Tenant’s Invitees, and no such decrease shall affect Tenant’s obligations under this Paragraph or entitle Tenant to any abatement of Rent, provided the applicable parking ratio described in Section 2.17 above, is maintained or exceeded. Any parking passes rented by Tenant pursuant to this Article 11 are provided to Tenant solely for use by Tenant’s personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by
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Tenant without Landlord’s prior approval. Tenant may validate visitor parking by such methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.
11.2.Parking Facility Operator. Landlord hereby reserves the right to enter into (or cause its affiliate to enter into) a management agreement or lease with an entity for all or any portion of the Parking Facility (a “Parking Facility Operator”). In such event, Tenant, upon request of Landlord, shall enter into a parking agreement with such Parking Facility Operator and, notwithstanding anything else herein to the contrary, Tenant shall pay such Parking Facility Operator, rather than Landlord (or its affiliates), the monthly charge established hereunder for the Spaces located in the portion of the Parking Facility covered by such parking agreement, and Landlord (and its affiliate) shall have no liability for claims arising through acts or omissions of any Parking Facility Operator unless caused by Landlord negligence or willful misconduct. It is understood and agreed that the identity of any Parking Facility Operator may change from time to time during the Term. In connection therewith, any parking lease or agreement entered into between Tenant and any Parking Facility Operator shall be freely assignable by such Parking Facility or any successors thereto.
12.Signs.
12.1.General Signage Conditions. Landlord may at any time change the name of either or both of the Building and/or the Project and install, affix, and maintain all signs on the exterior and interior of the Building and other buildings within the Project as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building or the Project. Subject to Tenant’s signage rights under Paragraph 12.2. below, Tenant may not place, construct, or maintain any sign, advertisement, awning, banner, or other exterior decoration (collectively, “sign”) inside or outside the Premises which is visible from the exterior of the Premises, or on the Building or any other portion of the Project, without Landlord’s prior written consent. Any sign that Tenant is permitted by Landlord to place, construct, or maintain in the Premises or on the Building or the Project (including pursuant to Paragraph 12.2. below) must comply with Landlord’s sign criteria applicable to the Project, including, without limitation, criteria relating to size, color, shape, graphics, and location (collectively, the “Sign Criteria”), and shall comply with all applicable laws, ordinances, CC&Rs (or similar recorded instruments), rules, or regulations, and Tenant shall obtain any approvals required by such laws, ordinances, CC&Rs (or similar recorded instruments), rules, and regulations. Landlord makes no representation or warranty with respect to Tenant’s ability to obtain any such approval. Tenant shall, at Tenant’s sole cost, make any changes to any sign, whether in the Premises or on the Building, as required by any new or revised applicable laws, ordinances, rules, or regulations or any changes in the Project Sign Criteria. Tenant shall, additionally, maintain, repair, and replace all of Tenant’s signs (including, specifically, those installed pursuant to Paragraph 12.2. below) in first class condition. Nothing contained in this Paragraph 12 will limit the Landlord’s right to grant signage rights to other tenants of the Building, or to affect the signage rights of any tenant of the Building.
12.2.Tenant’s Individual Signage Rights. Subject to compliance with the requirements of Paragraph 12.1, above, Tenant is hereby granted the following signage rights in/on the Building and at the Project.
12.2.1.Directory/Suite Signage. Tenant shall be entitled to be listed on all lobby directory signs and floor directory signs (as to those floors upon which the Premises are located), subject to prior approval of the Tenant’s graphics by Landlord, if applicable.
12.2.2.Full Floors. Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.
12.2.3.Building Directory. A building directory is located in the lobby of the Building. Tenant shall have the right, at Landlord’s sole cost and expense as to Tenant’s initial entry, to have Tenant’s name displayed on such directory.
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12.2.4.Elevator Lobby Signage. Landlord shall, at Landlord’s sole cost and expense, display Tenant’s name on the elevator lobby directory located on the floor(s) on which the Premises are located.
13.Rules, Regulations, and Covenants. Tenant shall observe (and shall cause Tenant’s Invitees to observe) faithfully and comply strictly with any rules and regulations which Landlord may from time to time adopt for the Project (and provide Tenant with a copy of), as well as any recorded easement agreements, maintenance agreements, CC&Rs or like instruments affecting the Building and/or the Project, whether now existing or hereafter adopted or amended from time to time (all of the foregoing, collectively, “Rules”). Landlord has no duty or obligation to enforce any Rule against any other tenant, and Landlord will not be liable to Tenant for violation of any Rule by any other tenant, or any other tenant’s agents, employees, officers, independent contractors, customers, invitees, visitors, or licensees. Tenant acknowledges that Landlord reserves the right, from time to time, to enter into leases or other agreements by which Landlord agrees to restrict the use of all or any portion of the Project (including the Premises) from certain uses. All such leases and other agreements, whether now existing or entered into in the future, shall be binding upon Tenant and in no event shall Tenant utilize the Premises for any use so prohibited; provided, however, no such restriction may prevent Tenant from using the Premises for the Permitted Use.
14.Early Access/Insurance. If prior to the Lease Commencement Date Tenant is planning to make any Alterations (as defined below) to the Premises, perform any of the Tenant’s Work, or install any of Tenant’s personal property, then in addition to complying with the provisions of attached Exhibit “C”, (i) Tenant shall obtain, and at all times maintain, all of the insurance to be maintained by Tenant during the Lease Term, and (ii) all obligations of Tenant under the provisions of this Lease other than those relating to the obligation to pay Rent, shall be operative. Any work pursuant to this Paragraph shall be subject to all of the provisions of Paragraph 22, below. Nothing in this Paragraph shall be construed as granting permission to Tenant to enter the Premises, or to make any Alterations, prior to the Lease Commencement Date and no such right shall exist unless specified in Exhibit “C” or agreed to by Landlord in its sole discretion.
15.Tenant’s Liability Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, Commercial General Liability Insurance covering the insured against (i) any and all Claims (as defined below) of bodily injury, personal injury and property damage (including loss of use thereof) arising out of or connection with Tenant’s use, occupancy and operations within the Premises and Building, and (ii) all contractual liabilities under this Lease, including, without limitation, indemnity provisions contained herein, for limits of liability of $3,000,000 per occurrence and $4,000,000 annual aggregate with such aggregate limit shall apply separately to each location and may be met with primary and excess liability policy.
16.Tenant’s Property Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, property insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) all Tenant improvements (installed and/or constructed per Exhibit “C” attached hereto), and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the base building structure and building systems), and (iii) all other improvements, Alterations, Personal Property and additions to the Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value, new without deduction for depreciation of the covered items and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, earthquake, flood, terrorism, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, coverage with respect to increased costs due to building ordinances, demolition coverage, boiler and machinery insurance and explosion. Such “full replacement cost value” shall be determined by the insurance company issuing such policy at the time the policy is initially obtained. Not more frequently than once every two years, either Landlord or Tenant may, at its election, notify the other that it elects to have the replacement cost value redetermined by an insurance company. Such redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and Landlord and Tenant shall be promptly notified of the results by the company. Such policy shall be promptly adjusted according to such
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redetermination. Notwithstanding the foregoing, in no event shall Tenant be required to insure the Common Areas or the Building structure.
17.Tenant’s Additional Insurance. In addition to the foregoing coverages, Tenant shall maintain, at Tenant’s sole cost and expense:
17.1.Workers’ compensation insurance in an amount not less than the statutory limits in the state in which the Project is located;
17.2.Employer’s Liability with limits of at least $1,000,000 bodily injury by disease – policy limit, $1,000,000 bodily injury by disease each employee and $1,000,000 bodily injury by accident – each accident for the protection of its employees or other similar insurance pursuant to all applicable laws;
17.3.Business Interruption Insurance in amounts sufficient to reimburse Tenant (over a 12 month period) for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Project as a result of such perils, including, without limitation, reimbursement for payment of rental and all other monetary obligations required herein;
17.4.Automobile Liability with a combined single limit of $3,000,000 per occurrence covering the operation, ownership, maintenance, and use of owned (if any), non-owned, and hired automobiles, bodily injury and property damage, as aforesaid; and
17.5.In the event Tenant distributes, sells and/or manufactures liquor on the Premises, Tenant shall maintain liquor liability with limits of $2,000,000 each claim and $2,000,000 annual aggregate, such requirement may be met with primary and excess liability policy. Notwithstanding anything in the Lease, should Tenant maintain liquor on Premises for consumption, Tenant, at a minimum, shall maintain dram shop coverage with limits of $2,000,000. Coverage shall be on a per occurrence form. Notwithstanding the foregoing, in no event shall Tenant be permitted to distribute, sell or manufacture liquor on the Premises without Landlord’s prior written consent, which may be withheld by Landlord in its sole and absolute discretion.
18.Form of Tenant’s Insurance Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance (i) shall name Landlord, American Assets Trust, Inc. and American Assets Trust, LP and any other party with an insurable interest in the Project which the Landlord so specifies by written notice to Tenant, as an additional insured, including Landlord’s managing agent, American Assets Trust Management, LLC, as such agent may be changed from time to time; (ii) shall cover the liability assumed by Tenant under the indemnification provisions of this Lease; (iii) shall consist of “occurrence” based coverage, without provision for subsequent conversion to “claims” based coverage; (iv) shall be issued by an insurance company having a rating of not less than A XV in Best’s Insurance Guide or which is otherwise acceptable to Landlord and authorized to do business in the state in which the Project is located; (v) shall be primary insurance and non-contributing with respect to all Claims thereunder and any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance; (vi) be in form and content reasonably acceptable to Landlord; and (vii) shall provide that said insurance shall not be canceled or modified in coverage in a manner that would cause the insurance to no longer comply with the requirements of this Lease unless 30 days’ prior notice shall have been given to Landlord, and (viii) shall not provide for a deductible or co-insurance provision in excess of $10,000. Tenant shall deliver said policy or policies or certificates and applicable endorsements thereof or reasonable evidence that such insurance is in place to Landlord on or before the Lease Commencement Date. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate and applicable endorsements, Landlord may, at its option upon 5 business days’ notice to Tenant, procure such policies for the account of Tenant unless Tenant provides same within such 5 day period, and the cost thereof shall be paid to Landlord within 5 days after delivery to Tenant of bills therefore. Tenant shall, at least 30 days prior to the expiration of each such policy, furnish Landlord with a renewal certificate and applicable endorsement of or “binder” extending such policy. Not more frequently than once every year, if in the
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opinion of Landlord the amount or scope of such insurance at that time is not adequate, Tenant shall increase such insurance as reasonably required by Landlord.
19.Waiver of Subrogation. Landlord and Tenant release each other, Tenant’s Invitees, Landlord’s guests, invitees, customers and licensees (collectively, “Landlord’s Invitees”) and Landlord’s agents, affiliates, officers, directors and employees from all claims for damage, loss, or injury to the Project, to Tenant’s Personal Property, and to the fixtures and Alterations of either Landlord or Tenant in or on the Project to the extent such damage, loss or injury is covered by any insurance policies carried by Landlord and Tenant and in force at the time of such damage, or which would have been covered by insurance policies required by this Lease to be carried by Tenant, but which Tenant failed to carry. Subject to the remaining provisions of this Paragraph, Landlord and Tenant shall each cause all insurance policies obtained by it pursuant to this Lease to provide that the insurance company waives all right of recovery by way of subrogation against Landlord, American Assets Trust, Inc., American Assets Trust, L.P., American Assets Trust Management, LLC, and Landlord’s agents, employees and representatives and Tenant in connection with any damage, loss, or injury covered by such policy. Notwithstanding the foregoing, if any claim to which the foregoing release by Landlord and waiver of subrogation provision would apply is for an amount which is less than Landlord’s applicable deductible, and Landlord elects not to submit such claim to its insurer, then the provisions of the foregoing release by Landlord shall not be applicable.
20.Landlord’s Insurance. Landlord may, at its election, maintain any of the following insurance, and any other insurance deemed appropriate or necessary, in Landlord’s sole discretion, in such amounts and with such limits as Landlord shall determine in its reasonable discretion: (i) Public liability and property damage insurance, and products liability insurance; (ii) Fire and extended coverage and special form insurance, coverage with respect to increased costs due to building ordinances, demolition coverage, and sprinkler leakage coverage; (iii) boiler and machinery insurance; (iv) fidelity insurance; (v) plate-glass insurance; (vi) earthquake insurance; (vii) terrorism insurance, (viii) flood insurance; (ix) rental interruption and/or business interruption insurance; and (x) pollution legal liability insurance. The premiums, costs, expenses, and deductibles (or similar costs or charges) of and/or with respect to any such insurance (all of the preceding, collectively, “Insurance Expenses”) shall be included in Operating Expenses. Any such coverage may be part of an umbrella or blanket policy, whereupon the premiums, costs, and expenses hereof will be reasonably apportioned between the Building and the other properties so included under such policy(ies).
21.Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied or assessed against, or based upon the value of, Tenant’s personal property installed or located in or on the Premises including without limitation trade fixtures, furnishings, equipment, Alterations, and inventory (collectively, “Tenant’s Personal Property”). On written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of such payments. If any such taxes, assessments, license fees, and/or other charges are levied against Landlord or Landlord’s property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant’s Personal Property, and if Landlord pays such taxes, assessments, license fees, and/or other charges or any taxes based on the increased assessments caused by Tenant’s Personal Property, then Tenant, on demand, shall immediately reimburse Landlord, as Additional Rent, for the sum of such taxes, assessments, license fees, and/or other charges so levied against Landlord, or the proportion of taxes resulting from such increase in Landlord’s assessment. Landlord may, at its election, pay such taxes, assessments, license fees, and/or other charges or such proportion, and receive such reimbursement, regardless of the validity of the levy.
22.Alterations. Except with respect to the performance of Tenant’s Work pursuant to the Work Letter attached hereto as Exhibit “C”, Tenant shall not make any alterations, improvements, additions, installations, or changes of any nature in or to the Premises (any of the preceding, “Alterations”) unless Tenant first obtains Landlord’s written consent to such Alteration and otherwise complies with the provisions of this Paragraph 22; provided, however, no such consent will be required in connection with any Minor Alterations (as defined below).
22.1.Request for Consent. At least 15 days prior to making any Alterations, Tenant shall submit to Landlord, in written form, proposed detailed plans of such Alterations, which plans must
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(i) in the case of a Minor Alterations, be in sufficient detail to, among other things, provide Landlord with reasonable evidence that such Alterations are of a nature that Landlord’s consent is not required, and (ii) in the case of any other Alterations, in sufficient detail to allow Landlord and its consultants to fully evaluate the proposed Alterations and their effect upon the Premises and the Project. Landlord will not unreasonably withhold, condition, or delay its consent to any Alterations for which consent is required; except that, in the case of exterior Alterations or Alterations which will be visible from outside the Premises or which will affect any structural components of the Project, Landlord shall have the right to grant or withhold its consent in the exercise of its sole discretion. In addition to the foregoing requirements, if the proposed Alteration requires approval by or notice to the lessor of a ground or underlying lease or the holder of a deed of trust encumbering the Project, no Alteration shall be commenced until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or deed of trust with respect to the proposed Alteration or Alterations have been met or complied with at Tenant’s expense; and Landlord, if it approves the Alteration, will request such approval or give such notice expeditiously, as the case may be, and thereafter diligently pursue obtaining such approval.
22.2.Minor Alterations. Notwithstanding anything to the contrary contained herein, minor interior cosmetic Alterations such as painting, wall papering, carpeting or hanging pictures or moving furniture and temporary partitions or cubicles (the aggregate cost of which will not exceed $150,000.00, and which Alterations will not be visible from outside the Premises or affect any structural components of the Project) will not require Landlord’s prior consent so long as (i) Tenant notifies Landlord in accordance with Paragraph 22.1 (i) and (ii) Tenant complies with all reasonable conditions which may be imposed by Landlord including, but not limited to, the requirements of Paragraph 22.3 below, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C”. Any Alterations meeting the foregoing requirements to avoid the necessity of obtaining Landlord’s consent are referred to herein as a “Minor Alterations”.
22.3.Additional Requirements. Tenant shall, prior to the commencement of any Alterations, and at Tenant’s sole cost, (i) acquire (and deliver to Landlord a copy of) any required permit from the appropriate governmental agencies to make such Alterations (any conditions of which permit Tenant shall comply with, at Tenant’s sole cost, in a prompt and expeditious manner), (ii) provide Landlord with ten business days’ prior written notice of the date the installation of the such Alterations is to commence, so that Landlord can post and record an appropriate notice of non-responsibility, (iii) pay Landlord the reasonable costs and expenses of Landlord for architectural, engineering, or other consultants which reasonably may be incurred by Landlord in determining whether to approve any such Alterations (excluding Minor Alterations), and (iv) if applicable, obtain (and deliver to Landlord proof of) reasonably adequate workers compensation insurance with respect to any of Tenant’s employees installing or involved with such Alterations (which insurance Tenant shall maintain in accordance with the Washington State Industrial Insurance Act). In addition, Tenant shall comply with all reasonable conditions which may be imposed by Landlord relative to such Alterations including, but not limited to, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C” applicable to Tenant’s Work. Notwithstanding anything to the contrary contained in this Paragraph 22.3, in no event may Tenant remove any ceiling tiles or ceiling gridwork or lighting without Landlord’s prior consent, and any such consent may be conditioned upon requiring Tenant to post a deposit to cover the cost of restoring the Premises to their prior condition upon termination of the Lease Term and to secure Tenant’s obligation to so restore the Premises.
22.4.Ownership of Alterations. All Alterations shall, upon the Expiration Date of this Lease, become the property of Landlord and shall remain on and be surrendered with the Premises on the Expiration Date; except that, Landlord may, at its election by written notice delivered to Tenant prior to the Expiration Date, require Tenant to remove any or all of the Alterations, provided that Landlord notifies Tenant in writing prior to commencement of the Alterations. If Landlord so elects to have the Alterations removed, Tenant shall, at its sole cost, on or before the Expiration Date, repair and restore the Premises to the condition of the Premises prior to the installation of the Alterations which are to be removed. Tenant shall pay all costs for Alterations and other construction done or caused to be done by Tenant and Tenant shall keep the Premises free and clear of all mechanics’ and materialmen’s liens resulting from or relating to any Alterations or other construction. Tenant may, at its election, contest the correctness or validity of any such lien provided that (a) within 20 days after written demand by Landlord,
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Tenant procures and records a lien release bond, issued by a corporation satisfactory to Landlord and authorized to issue surety bonds in Washington, in an amount equal to 150% of the amount of the claim of lien, which bond meets the requirements of any successor statute, and (b) Landlord may, at its election, require Tenant to pay Landlord’s attorneys’ fees and costs incurred in participating in such an action.
22.5.Tenant’s Communications, Computer Lines and Wi-Fi Use.
(a)Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the “Lines”), provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of of this Lease, including without limitation the provisions of Paragraph 10.1 and Article 22, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the “Identification Requirements”, as that term is set forth herein below, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant’s name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4’) outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines’ termination point(s) (collectively, the “Identification Requirements”). Landlord reserves the right, upon notice to Tenant prior to the expiration or earlier termination of this Lease, to require that Tenant, at Tenant’s sole cost and expense, remove any Lines located in or serving the Premises prior to the expiration or earlier termination of this Lease.
(b)Wi-Fi. Tenant shall have the right to install, at its sole cost and expense, a wireless intranet, Internet, and communications network (also known as “Wi-Fi”) utilizing IEEE 802.XX protocols within the Premises for the use of Tenant and its employees (the “Network”) subject to the provisions of this Paragraph 22.5 and the other provisions of Paragraph 22. All telecommunications service providers shall be subject to Landlord’s prior written approval.
(c)No solicitation. Tenant shall not solicit, suffer, or permit other tenants or occupants of the Building to use the Network or any other communications service, including, without limitation, any wired or wireless Internet service that passes through, is transmitted through, or emanates from the Premises.
(d)Interference. Tenant agrees that the Network, the Lines, Tenant’s communications equipment and the communications equipment of Tenant’s service providers located in or about the Premises or installed in the Building to service the Premises including, without limitation, any antennas, switches, or other equipment (collectively, “Tenant’s Communications Equipment”) shall be of a type and, if applicable, a frequency that will not cause radio frequency, electromagnetic, or other interference to any other party or any equipment of any other party including, without limitation, Landlord, other tenants, or occupants of the Building, Landlord reserves the right to cause Tenant to operate on a channel or frequency band that Landlord selects, in its sole discretion. In the event that Tenant’s Communications Equipment causes or is believed by Landlord to cause any such interference, upon receipt of notice from Landlord of such interference, Tenant will promptly take all steps necessary to correct and eliminate the interference. If the interference is not eliminated within 24 hours (or a shorter period if Landlord believes a shorter period to be appropriate) then, upon notice from Landlord, Tenant shall use other channels or frequencies as determined solely by Landlord, or, at Landlord’s election, shut down the Tenant’s Communications Equipment pending resolution of the interference (with the exception of intermittent testing upon prior notice to, and with the prior approval of, Landlord). Landlord shall have no obligation or liability with respect to any interruption, curtailment or discontinuance of telecommunications services.
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(e)Maintenance. Tenant shall maintain Tenant’s Telecommunications Equipment in good order and repair at its sole cost and expense.
(f)Acknowledgment. Tenant acknowledges that Landlord has granted and/or may grant lease rights, licenses, and other rights to other tenants and/or occupants of the Building and to telecommunications service providers.
23.Surrender of Premises and Holding Over.
23.1.Surrender. On the Expiration Date, Tenant shall surrender to Landlord the Premises and all Alterations (except for Alterations that Tenant is obligated to remove as expressly set forth above) in a first class and clean condition, less any normal wear and tear, free of trash and debris including cleaning of all flooring; all walls shall be patched and painted; all signage installed by Tenant on any portion of the Buildings or Project shall be removed and the surfaces repaired, including restoration of the signage mounting surfaces to their pre-existing condition; all sign circuits, electrical circuits, and lighting fixtures shall be in good operating condition; all roof penetrations arising from Tenant’s occupancy of the Premises shall be in a watertight condition; and all doors, windows, locks, and hardware shall be in operable condition upon the termination of this Lease. Tenant shall additionally, as of the Expiration Date, remove all of Tenant’s Personal Property and perform all repairs and restoration required by the removal of any Alterations or Tenant’s Personal Property, and Tenant shall surrender to Landlord all keys to the Premises (including without limitation any keys to any exterior or interior doors). Landlord may elect to retain or dispose of in any manner any Alterations or Tenant’s Personal Property that Tenant does not remove from the Premises on the Expiration Date as required by this Lease by giving written notice to Tenant. Any such Alterations or Tenant’s Personal Property that Landlord elects to retain or dispose of shall immediately upon notice to Tenant vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord’s retention or disposition of any such Alterations or Tenant’s Personal Property. Tenant will be liable to Landlord for Landlord’s costs for storing, removing (including related restoration work), or disposing of any such Alterations or Tenant’s Personal Property. If Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by this Paragraph, Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims resulting from such failure, including without limitation any claim for damages made by a succeeding tenant.
23.2.Holding Over. If Tenant, with Landlord’s consent, remains in possession of the Premises after the Expiration Date, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on 30-days’ written notice given at any time by Landlord or Tenant. During any such month-to-month tenancy, or any other holdover tenancy which is without Landlord’s consent, Tenant shall pay, as Basic Monthly Rent, 125% of the Basic Monthly Rent in effect immediately prior to the Expiration Date; which rental amount Tenant acknowledges is fair and reasonable under all of the facts and circumstances existing as of the date of this Lease. All provisions of this Lease except for those pertaining to Term shall apply to any such tenancy. If Tenant holds over after the Expiration Date without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to 150% of the Basic Monthly Rent and Additional Rent in effect immediately prior to expiration of the Term (prorated on a daily basis), and otherwise subject to the terms, provisions, and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute consent to a holdover tenancy hereunder or result in a renewal. The foregoing provisions this Paragraph 23.2 are in addition to, and do not affect, Landlord’s right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon expiration or other termination of this Lease. The provisions of this Paragraph 23.2 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law. In addition to the foregoing, if Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by Paragraph 23.1, above, Tenant shall indemnify, defend, and hold harmless Landlord from and against all actions, demands, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims resulting from such failure, including, without limitation, any claim for damages made by a succeeding tenant.
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24.Default. In addition to any other default specifically described in this Lease, each of the following occurrences shall be a “Default”:
(a)Tenant’s failure to pay any portion of Rent when due (“Monetary Default”);
(b)Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within ten (10) days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within ten (10) days, Tenant shall be allowed additional time (not to exceed sixty (60) days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within ten (10) days and diligently pursues the cure to completion;
(c)Tenant permits a Transfer without Landlord’s required approval or otherwise in violation of Section 31 of this Lease;
(d)Tenant fails to cure within two (2) days’ notice thereof any condition which is hazardous, interferes with another tenant or the operating or leasing of any portion of the Property, or may cause the imposition of a fine, penalty or other remedy on Landlord or its agents or affiliates;
(e)Tenant fails to restore the Security Deposit pursuant to Paragraph 6, above, within ten days of written notice from Landlord demanding such restoration; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under applicable unlawful detainer statutes.
(f)(1)Tenant or any Guarantor makes a general assignment for the benefit of creditors; (2) Tenant or any Guarantor files by or for reorganization or arrangement under any law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (4) attachment execution or other judicial seizure of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease; (5) Tenant or any Guarantor convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or compositions of its debts; or (6) Tenant’s or any Guarantor’s insolvency or failure to, or admission of an inability to, pay debts as they mature;
(g)the leasehold estate is taken by process or operation of Law (except if taken by Condemnation);
(h)Tenant does not take possession of or abandons the Premises;
(i)Tenant fails to deliver, within the ten (10) day period described in Paragraph 41 and 49.2 below, any estoppel certificate or financial statements requested by Landlord pursuant to Paragraph 41 and 49.2 below;
(j)Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord at the Building or Project. If Landlord provides Tenant with notice of Tenant’s failure to comply with any specific provision of this Lease on three (3) separate occasions during any twelve (12) month period, Tenant’s subsequent violation of such provision shall, at Landlord’s option, be an incurable Default by Tenant. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law. Notwithstanding the foregoing, if Tenant violates the same term or condition of this Lease on two (2) occasions during any twelve (12) month period, Landlord shall have the right to exercise all remedies for any violations of the same term or condition during the next twelve (12) months without providing further notice or any opportunity to cure; or
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(k)if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days after levy thereof.
25.Landlord’s Remedies.
25.1.Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:
(a)Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord, in compliance with Law, may enter upon and take possession of the Premises and remove Tenant, Tenant’s Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent (together with interest thereon as set forth in Paragraph 26, below) and other losses and damages Landlord suffers as a result of Tenant’s Default, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Costs of Reletting” shall include all reasonable costs and expenses incurred by Landlord in preparing the Premises to be relet for office use, plus the unamortized cost of broker commissions paid for this Lease, the unamortized cost of any Tenant Improvements installed by or paid for by Landlord, and the unamortized value of any rent-free occupancy periods granted to Tenant (all of which shall be amortized on a straight-line basis over eight years).
(b)Terminate Tenant’s right to possession of the Premises and, in compliance with Law, remove Tenant, Tenant’s Property and any parties occupying the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine. Landlord, at its option, may make such physical changes to the Premises as it considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease. If there is other vacant space in the Building, Landlord shall have no obligation to attempt to relet the Premises prior to leasing other space in the Building. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease. To the extent permitted by law, Tenant expressly waives the service of any notice of intention to terminate this Lease or to retake the Premises, and waives service of any demand for payment to Rent or for possession, and of any every other notice or demand required or permitted under applicable law. To the extent permissible by law, if Landlord takes possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which was purchased with any tenant improvement allowance provided by Landlord to Tenant or that is leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process and without being liable for prosecution or any claim for damages therefor) all or any furniture, fixtures, equipment and other property located in the Premises and place the same in storage at any place convenient to Landlord or dispose of the same; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal, storage, and/or disposal and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense, and liability in connection with such removal, storage and/or disposal. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment, and other property to any person (“Claimant”) claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument purporting to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument and without the necessity of Landlord’s making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify, defend and hold Landlord Parties harmless from all cost, expense, loss, damage, and liability incident to Landlord’s relinquishment of possession of all or any portion of such furniture, fixtures, equipment, or other property to Claimant. Should Tenant abandon the Premises and leave property therein, Landlord
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may elect whether or not to accept the property, liquidate said property and apply the proceeds against any sums due and owing by Tenant, or to dispose of said property, and Tenant waives any claim to such property after any such abandonment. For purposes of the foregoing, Tenant shall be deemed to have abandoned its interest in such property if the same is not removed from the Premises by Tenant within ten days after Landlord’s proper demand that Tenant remove same, or within ten days after expiration or earlier termination of this Lease, whichever first occurs. The provisions of this Paragraph 25.01 shall additionally apply at the time of Tenant’s surrender of the Premises pursuant to Paragraph 23.1. The provisions hereof shall survive the termination of this Lease.
25.2.In lieu of calculating damages under Section 25.01, Landlord may elect to receive as damages the sum of (a) all unpaid Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate (defined below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting. “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located.
25.3.If Tenant is in Default of any of its non-monetary obligations under this Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to ten percent (10%) of the cost of the work performed by Landlord. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity.
25.4.The parties hereto specifically agree that Tenant’s covenants to pay Rent or any other payments required of it hereunder are independent of all other covenants and agreements herein contained and, as such, among other things, Tenant shall have no offset rights against the Rent payable hereunder by Tenant to Landlord except as may be specifically permitted under this Lease.
26.Interest and Late Charges. Late payment by Tenant to Landlord of Rent or other charge will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impracticable or extremely difficult to fix. Such costs include, without limitation, processing, collection and accounting charges, and late charges that may be imposed on Landlord by the terms of any deed of trust covering the Premises. Therefore, if any Rent or other charge (in the form of good funds) is not received by Landlord within ten days of its due date, then, without any requirement for notice to Tenant, Tenant shall owe and pay to Landlord an additional sum of five percent of such overdue amount as a late charge. Such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment by Tenant, and therefore this Paragraph is reasonable under the circumstances existing at the time this Lease is made. Acceptance of such late charge by Landlord shall not constitute a waiver or cure of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease any or all of which may be exercised before, concurrently, or after Landlord’s exercise of its rights hereunder. In addition to the late charge payable by Tenant, as provided above, if any such Rent or other charge is not paid within 30 days of the date such Rent or other charge was due, then Tenant shall pay to Landlord interest on such overdue Rent or other charge (from such 30th day until all amounts, including interest, are paid in full) at the rate of seven percent (7%) per annum above the “prime rate” announced from time to time by Bank of America, NT&SA or the maximum amount permitted by law, whichever is less (the “Default Rate”). If such prime rate ceases to be announced, then a comparable “prime rate” shall be utilized, as selected by Landlord.
27.Landlord Default – Tenant’s Remedies. Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord when due, but in no event later than twenty (20) days after notice by Tenant to Landlord, and to the holder of any first mortgage or deed of trust covering the Premises, whose name and address shall have been furnished to Tenant, specifying the nature of Landlord’s failure to perform; provided, however, that if the nature of Landlord’s obligation is such that more than twenty (20) days are required for performance, then Landlord shall not be in default if
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Landlord commences performance within such twenty (20) day period and thereafter diligently prosecutes the same to completion. In no event shall Landlord be liable under any circumstances for any consequential damages incurred by Tenant, including, without limitation, any injury to, or interference with, Tenant’s business (including any loss of profits), arising in connection with this Lease. In the event of Landlord default, Tenant shall be entitled to pursue all legal and equitable remedies available, subject to any limitations set forth in this Lease, provided that nothing herein contained shall be interpreted to mean that Tenant is excused from paying Rent due hereunder as a result of any default by Landlord.
28.Quarterly Payments. If a late charge is payable under this Lease, whether or not collected, for two installments of Basic Monthly Rent or Additional Rent due under this Lease during any one calendar year during the Lease Term, then Landlord, by written notice to Tenant, may require that Basic Monthly Rent and Additional Rent be due and payable quarterly in advance, rather than monthly. All monies paid to Landlord under this Paragraph may be commingled with other monies of Landlord and shall not bear interest. If Tenant breaches any provision of this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Paragraph may, at Landlord’s election, be applied to the payment of any monetary default of Tenant.
29.Destruction. If the Building is totally or partially destroyed during the Lease Term, rendering the Premises totally or partially inaccessible or unusable, then, subject to the remainder of this Paragraph, (i) Landlord shall promptly commence work necessary to restore the Building to substantially the same condition as it was in immediately before such destruction and shall diligently prosecute such restoration work until completed, (ii) Landlord shall not be required to restore Tenant’s Alterations or Tenant’s Personal Property, unless they are an integral part of the Premises and they are specifically covered by insurance proceeds received by Landlord, such excluded items being the sole responsibility of Tenant to restore, (iii) such destruction shall not terminate this Lease (except as provided below), and (iv) all obligations of Tenant under this Lease shall remain in effect, except that the Basic Monthly Rent and Additional Rent shall be abated or reduced, between the date of such destruction and the date of Substantial Completion of restoration, by the ratio of (a) the Rentable Square Footage of the Premises rendered unusable or inaccessible by the destruction, to (b) the Rentable Square Footage of the Premises prior to such destruction. Notwithstanding anything to the contrary in this Paragraph, either party shall have ten business days from the date of Landlord’s determination that this sentence applies to the subject destruction/reconstruction, in which to terminate this Lease if Landlord determines that (1) it will likely take more than either (A) 250 days following the date of such casualty, or (B) 180 days from obtaining all required permits for such reconstruction, in which to complete such work, (2) such destruction (which is not de minimus in nature) occurs during the last two years of the Lease Term, or (3) then-existing laws do not permit such restoration. Additionally, Landlord may, at its election, terminate this Lease by so notifying Tenant in writing on or before the later of 60 days after such destruction if (I) such destruction exceeds 20% of the then-replacement value of the Premises, the Building, or the Project, or (II) Landlord reasonably determines that the cost of such restoration will exceed the amount of insurance proceeds relating to such destruction actually received (or likely to be available) by Landlord from insurance maintained by Landlord, excluding deductibles, by more than five percent of such cost of restoration. If Landlord or Tenant so terminates this Lease, then (x) Landlord shall have no obligation to restore the Project , (y) Landlord shall retain all insurance proceeds relating to such destruction (except the proceeds of any insurance policies maintained by Tenant, unless Tenant or its agents, employees or contractors are found to be legally liable for the destruction, in which case Landlord shall be entitled to recover from Tenant any insurance proceeds paid or payable to Tenant to the extent necessary to pay the reasonable cost of restoration), and (z) this Lease shall terminate as of 30 days after such notice of termination from Landlord or Tenant, as applicable. Tenant hereby waives the provisions of any successor statute with respect to any destruction of the Premises. If Landlord fails to Substantially Complete any restoration work within six months after occurrence of the damage or destruction, Tenant may, by 30 days’ written notice to Landlord delivered after the expiration of such six-month period, terminate this Lease.
29.1.Waiver of Statutory Provisions. The provisions of this Lease, including this Paragraph 29, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of Washington with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or
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regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.
30.Condemnation. If during the Lease Term, or during the period of time between the execution of this Lease and the Lease Commencement Date, there is any taking of all or any part of the Premises or any interest in this Lease by the exercise of any governmental power, whether by legal proceedings or otherwise, by any public or quasi-public authority, or private corporation or individual, having the power of condemnation (any of the preceding a “Condemnor”), or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending (any of the preceding, a “Condemnation”), the rights and obligations of Landlord and Tenant shall be determined pursuant to this Paragraph. If such Condemnation is of the entire Premises, then this Lease shall terminate on the date the Condemnor requires that Tenant vacate the Premises (the “Date of Condemnation”). If such Condemnation is of any portion, but not all, of the Premises, then this Lease shall remain in effect, except that, if the remaining portion of the Premises is rendered unsuitable for Tenant’s continued use of the Premises, then Tenant may elect to terminate this Lease, by so notifying Landlord in writing (the “Termination Notice”) within 30 days after the date that the nature and extent of the Condemnation have been determined. Such termination shall be effective on the earlier of (i) the date that is 30 days after the giving of the Termination Notice, or (ii) the Date of Condemnation. If Tenant does not give to Landlord the Termination Notice within such 30-day period, then all obligations of Tenant under this Lease shall remain in effect, except that (unless the Premises are restored as set forth below) Basic Monthly Rent shall be reduced by the ratio of (a) the Rentable Square Footage of the Premises taken to (b) the Rentable Square Footage of the Premises immediately prior to the Date of Condemnation. Unless Landlord restores the Premises pursuant to the preceding sentence, or unless Tenant gives to Landlord the Termination Notice within the relevant 30-day period, Tenant at its sole cost shall accomplish any restoration required by Tenant to use the Premises. A temporary Condemnation of the Premises, or any part of the Premises, for less than 180 days, shall not constitute a Condemnation under this Paragraph; but the Basic Monthly Rent shall abate as to the portion of the Premises affected during such temporary Condemnation. All compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation (the “Award”) shall belong to and be paid to Landlord. Tenant shall have no right to any part of the Award, and Tenant hereby assigns to Landlord all of Tenant’s right, title, and interest in and to any part of the Award, except that Tenant shall receive from the Award any sum paid expressly to Tenant from the Condemnor for Tenant’s Personal Property or for severance damages. Landlord and Tenant waive the provisions of any statute (including without limitation any successor statute) that allows Landlord or Tenant to petition the superior court (or any other court) to terminate this Lease in the event of a partial Condemnation of the Premises.
31.Assignment and Other Transfers.
31.1.Restriction on Transfer. Without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, delayed or denied and except as permitted by Paragraph 31.3, below, none of the following shall occur (nor be permitted by Tenant to occur), voluntarily, involuntarily, by operation of law, or otherwise (any of the following, a “Transfer”): (i) any assignment, sublease, disposition, sale, concession, license, license agreement for the use of any portion of the Premises, mortgage, encumbrance, hypothecation, pledge, collateral assignment, or other transfer, by Tenant of this Lease, any interest in this Lease, or all or any portion of the Premises; or (ii) any assignment, disposition, sale, transfer, acquisition, or issuance of equitable interests (whether stock, partnership or otherwise) in Tenant, to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding (or assigning, transferring, disposing of, or selling) 50% or more of the aggregate issued and outstanding equitable interests in Tenant.
31.2.Transfer Provisions Generally.
31.2.1.Any Transfer made without Landlord’s consent shall be voidable at Landlord’s option. At least 30 days prior to entering into any proposed Transfer, Tenant shall submit to Landlord the sum of $1,000.00 (as payment toward Landlord’s and Landlord’s attorneys’ cost of reviewing, consenting to, rejecting and/or consummating any proposed Transfer), and a written notice (“Tenant’s Notice”) which includes (i) a fully executed copy of the instrument of transfer (i.e., the
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sublease or assignment) relating to the proposed Transfer, along with all related agreements, documents, instruments, exhibits, and escrow instructions, (ii) the name and address of the Proposed Transferee, (iii) an abstract of the terms and conditions of the proposed Transfer, including without limitation the economics of such Proposed Transfer and the commencement or effective date of the proposed Transfer, which shall be at least 30 days after Tenant’s Notice is given, and (iv) the nature, character, and current banking, financial, and other credit information and references with respect to the Proposed Transferee and the business of the Proposed Transferee (including without limitation financial statements including, but not limited to, a profit and loss statements and balance sheets detailing cash flow for the three most-recent years), in reasonably sufficient detail to enable Landlord to determine the Proposed Transferee’s financial responsibility.
31.2.2.Within 10 business days after Landlord’s receipt from Tenant of such sum and Tenant’s Notice, and all documentation requested of Tenant by Landlord, Landlord shall notify Tenant whether Landlord has consented to the proposed Transfer. Any consent by Landlord to any proposed Transfer shall not constitute a consent with respect to any other Transfer. If Landlord consents to any proposed Transfer, and Tenant fails to consummate such Transfer within 30 days of the commencement or effective date of the proposed Transfer (as set forth in Tenant’s Notice) or, if Tenant’s Notice fails to identify such a date, then within 150 days of the Tenant’s Notice, then such consent shall be deemed withdrawn and Tenant shall be required again to comply with this Paragraph before making a Transfer. Landlord shall not be deemed to have unreasonably withheld its consent with respect to any Transfer if (among other things) Landlord shall not have received such sum or Tenant’s Notice, if the nature or character of the Proposed Transferee is not in keeping with the dignity and character of the Building and the surrounding area, if the Proposed Transferee’s proposed use is materially and adversely different than the Permitted Use or Tenant’s prior use, if the proposed Transfer will result in the diminution of the value or marketability of the Building or the Project, if Landlord is not reasonably satisfied that the Proposed Transferee is creditworthy, or if the proposed Transfer will conflict with or result in a breach of any of the provisions of, or constitute a default under, any agreement, instrument, or document to which Landlord is a party or by which the Project may be bound. No Transfer shall release or discharge Tenant from any liability, whether past, present, or future, under this Lease and Tenant shall continue to remain directly and primarily liable under this Lease (and not as a mere surety).
31.2.3.Unless otherwise agreed to by all parties, the Tenant’s Security Deposit (if any) shall be retained by Landlord and returned to the lawful tenant in possession of the Premises at the time of the Lease termination, subject to the terms and conditions of Paragraph 6 of this Lease. Any Transfer documentation shall contain the following provisions, which provisions whether contained in such Transfer documentation or not, shall apply to such Transfer: (a) Such Transfer shall be subject to, and bound by, all provisions of this Lease; (b) No Proposed Transferee shall be permitted to enter into any Transfer without Landlord’s prior written consent; and (c) At Landlord’s option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, by operation of law or otherwise, prior to the expiration of such Transfer, the Proposed Transferee shall make full and complete attornment to Landlord for the balance of the term of such Transfer. Such attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord that the Proposed Transferee shall execute and deliver to Landlord within five days after request by Landlord.
31.2.4.Tenant shall promptly reimburse Landlord for Landlord’s reasonable and actual cost not to exceed $5,000 of reviewing, consenting to, rejecting and/or consummating any proposed Transfer, including without limitation reasonable attorneys’ fees and costs/fees of Landlord’s Lender (if any) in connection therewith, If Tenant fails to pay such amount within ten business days of written demand, Tenant shall be in default hereunder and Landlord shall have the right, in addition to its other rights and remedies under this Lease, to revoke its prior approval of the proposed Transfer if such Proposed Transferee has not yet taken over possession of the Premises.
31.3.Excess Rent. Tenant shall promptly pay to Landlord, as and when received, 50% of all rents and other consideration after all of Tenant’s reasonable third-party expenses incurred in connection with such Transfer are deducted, of whatever nature, payable by the Proposed Transferee (or receivable by Tenant) pursuant to or as a result of any Transfer, which exceed (i) in the case of a sublease of a portion of the Premises, the portion of the Basic Monthly Rent that is allocable to the portion of the
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Premises subleased (such allocation based on the Rentable Square Footage of the portion subleased), or (ii) in the case of any other Transfer, the Basic Monthly Rent.
31.4.Permitted Transferee. Notwithstanding anything to the contrary contained in Paragraphs 31.1 or 31.3, above, no consent of Landlord will be required for, and no amounts will be payable to Landlord in connection with, any Transfer to any of the following (any of which will constitute a “Permitted Transferee”):
31.4.1.Any parent, wholly-owned subsidiary, or other company of which Tenant owns all or substantially all of the voting and beneficial interests, or which company owns all or substantially all of the voting and beneficial interests in Tenant, and which parent, subsidiary, or other company has a net worth (determined in accordance with GAAP) equal to or greater than Tenant’s net worth as of the day before such transaction or as of the Lease Commencement Date, whichever is less;
31.4.2.Any surviving or successor entity resulting from a merger, consolidation, or sale of substantially all of the assets of Tenant, where the net worth of the resulting or acquiring company exceeds (as determined in accordance with GAAP), the net worth of the Tenant as of the day prior to such transaction or as of the Lease Commencement Date, whichever is less; or
31.4.3.Any sale of stock as part of a “public offering” on one of the nationally recognized securities exchanges (such as, without limitation, NYSE or NASDAQ) or as part of an employee stock purchase program.
31.4.4.The sale or transfer of substantially all of Tenant’s assets in the state the Premises are located.
Notwithstanding the foregoing, and as a condition precedent to the effectiveness of any such Transfer to a Permitted Transferee, at least 20 days prior to any proposed Transfer to a Permitted Transferee, Tenant shall notify Landlord in writing of its intention to undertake such a Transfer and provide Landlord with sufficient information to confirm that such entity will in fact be a Permitted Transferee and the assigning Tenant shall execute Landlord’s form guaranty—which guaranty shall serve to release such assigning Tenant from direct liability hereunder and such assigning Tenant will then only have liability for matters first accruing under this Lease thereafter pursuant to such guaranty (it being understood that if such assigning Tenant fails to execute such a Guaranty, then such assignment shall constitute an Event of Default, such Transfer will be void, and such assigning Tenant shall remain primarily liable hereunder). Landlord shall keep all such information confidential. Other than the right to engage in a Transfer to a Permitted Transferee without Landlord’s consent, all other provisions of Paragraph 31.2 shall apply to such a Transfer.
32.Landlord’s Reserved Rights.
32.1.General Rights Reserved. In addition to the specific reserved rights identified in Paragraph 32.2, below, Landlord, as owner of the Project, in addition to Landlord’s other rights, reserves the right from time to time: (i) to temporarily utilize portions of the Common Areas for, among other things, entertainment, outdoor shows, displays, automobile and other product shows, the leasing of kiosks, or such other uses which, in Landlord’s reasonable judgment, are appropriate; (ii) to utilize the lighting standards and other areas or improvements in the Common Areas for advertising, notice purposes, or other reasonable purposes; (iii) to close any of the Common Areas to the extent required in the opinion of Landlord’s legal counsel to prevent a dedication of any of the Common Areas or the accrual of any rights to any person or to the public in and to any portion of the Common Areas; (iv) to close, temporarily, any of the Common Areas for maintenance purposes; (v) to designate other property outside the boundaries of the Project to become part of the Common Areas; (vi) to close off or otherwise utilize portions of the Common Areas while constructing improvements or making repairs or alterations to any portion of the Project; (vii) to utilize portions of the Common Areas, on a temporary basis, as a staging area for any construction work by Landlord or its affiliates, agents, tenants, or contractors; and (viii) to make any changes to the Common Areas, or any part of the Project, including without limitation changes to buildings or other improvements, the addition of new buildings or other improvements, and/or changes in (among other things) the location of driveways, entrances, exits, vehicular parking spaces, or
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the direction of the flow of traffic. In exercising such rights, Landlord agrees to use commercially reasonable efforts to minimize any interference with Tenant’s use of the Premises.
33.Easements. Landlord may, at its election, from time to time, grant such easements, rights and dedications, and cause the recordation of parcel maps, easement and operating agreements, and restrictions affecting the Premises and the Project, provided that no such acts materially and adversely affect Tenant’s rights of ingress or egress to the Building and the Premises or Tenant’s right to use the Premises. Tenant shall promptly sign any documents or instruments to accomplish the foregoing upon request by Landlord.
34.Access by Landlord. Landlord and any of Landlord’s Invitees shall have the right to enter the Premises at all reasonable times, during normal business hours if feasible under the circumstances, and upon 24 hours’ notice (except that no notice shall be required in the case of an emergency) (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to do any necessary maintenance or perform any restoration to the Premises that Landlord has the right or obligation to perform, (iii) to serve, post, or keep posted any notices required or allowed under this Lease, (v) to post “for sale” or “for rent” or “for lease” signs during the final nine months of the Term, (vi) to show the Premises to brokers, lenders, agents, prospective buyers, prospective tenants, or other persons interested in a listing of, financing, purchasing, or occupying the Project, the Premises or any portion of the Project or the Premises, and (vii) to shore the foundations, footings, and walls of the Project, and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. In the event of an emergency Landlord shall have the right to enter the Premises at any time, without prior notice to Tenant. Landlord’s rights under this Paragraph extend, with Landlord’s consent, to the owner of adjacent property on which excavation or construction is to take place and the adjacent property owner’s agents, employees, officers, and contractors. Landlord shall not be liable for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of any entry on the Premises as provided in this Paragraph except damage resulting directly from the grossly negligent acts or willful misconduct of Landlord or Landlord’s Invitees. Tenant shall not be entitled to any abatement or reduction of Basic Monthly Rent or other Rent because of the exercise by Landlord of any rights under this Paragraph.
35.Indemnity. Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord and its members, shareholders, officers, directors, agents, property managers, employees, contractors, and the partners comprising Landlord (if any) from and against all Claims (as defined below) and all costs, expenses, and attorneys’ fees incurred in the defense or handling of any such Claims or any action or proceeding brought on any of such Claims. For purposes of this Lease, the term “Claims” shall mean all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they result from Landlord’s negligent acts or willful misconduct) arising from or which seek to impose liability under or because of (i) Tenant’s or Tenant’s Invitees’ use of the Premises, (ii) the conduct of Tenant’s business, (iii) any activity, work, or things done, permitted, or suffered by Tenant or any of Tenant’s Invitees in or about the Premises or elsewhere, (iv) any breach or default in the performance of any obligation to be performed by Tenant under this Lease, and/or (v) any negligence of Tenant or any of Tenant’s Invitees. If any action or proceeding is brought against Landlord or its shareholders, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) by reason of any such Claims, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant’s sole cost by legal counsel satisfactory to Landlord. Landlord hereby agrees to indemnify, defend, protect, and hold harmless Tenant from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims suffered by or asserted against Tenant to the extent arising from Landlord’s negligent acts or willful misconduct.
35.1.WAIVER OF IMMUNITY. SOLELY FOR PURPOSES OF GIVING EFFECT TO THE FOREGOING DEFENSE AND INDEMNITY OBLIGATIONS, AND- NOT FOR THE BENEFIT OF ANY THIRD-PARTY, TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO THE PARTIES INDEMNIFIED UNDER THE PRECEDING PARAGRAPHS UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR, AS ANY OF THE SAME MAY BE AMENDED, SUBSTITUTED OR REPLACED, AND EXPRESSLY AGREES TO ASSUME
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POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST AN INDEMNIFIED PARTY BY TENANT’S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND EACH PARTY HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.
36.Exemption of Landlord from Liability. Except to the extent caused by Landlord’s negligent acts, willful misconduct, violation of law or failure to perform its obligations under this Lease, Tenant assumes all risk of, Tenant waives all claims against Landlord in respect of, and Landlord shall not be liable for, any of the matters set forth in the preceding Paragraph or any of the following: injury to Tenant’s business, loss of income from such business, or damage or injury to the goods, wares, merchandise, or other property or the person of Tenant, Tenant’s Invitees, or any other persons in, upon, or about the Premises, whether such damage, loss, or injury is caused by or results from criminal acts, fire, steam, electricity, gas, water, rain, the breakage, leakage, obstruction or other defects of pipes, sewer lines, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or any other cause, conditions arising upon the Premises, or other sources or places, and regardless of whether the cause of such damage, loss, or injury or the means of repairing such damage, loss, or injury is inaccessible to Tenant. This Lease shall not be affected or impaired by any change to any part of the Project or any sidewalks, streets or improvements nearby the Project.
37.Hazardous Substances.
37.1.Landlord’s Covenants. Landlord shall not cause any unlawful accumulations of Hazardous Material (as defined below) to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Landlord or its agents, employees, or contractors, except for limited quantities of standard office and janitorial supplies and petroleum and petroleum-related products commonly used on or at similar office projects. Furthermore, Landlord shall: (a) use, store, and dispose of all such permitted Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws (as defined in Paragraph 37.2, below). Except as to those matters which are Tenant’s responsibility pursuant to Paragraph 37.2, below, Landlord shall be responsible, at its expense (or the expense of others; but not as an Operating Expense) to cause any unlawful accumulations of Hazardous Materials or Asbestos-Containing Materials to be remediated in accordance with the requirements of all applicable environmental laws.
37.2.Tenant’s Covenants. Tenant covenants, represents, and warrants to the Landlord that its use of the Premises, the Building, and the Project will be in full compliance with all environmental laws. Tenant hereby agrees to indemnify Landlord against all actions, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they arise as a result of Landlord’s grossly negligent acts or willful misconduct), arising from or relating to: (i) any discharges, releases, or threatened releases of any Hazardous Material into ambient air, water, or land by Tenant or Tenant’s Invitee’s from, on, under, or above the Premises, (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or hazardous or toxic wastes, substances, or materials by Tenant or Tenant’s Invitees, or otherwise from, on, or under, the Premises, or (iii) a violation by Tenant or Tenant’s Invitees of any environmental law on, under, or above the Premises (for purposes of this Lease, “environmental laws” shall mean any Federal, State, or local law, statute, regulation, ordinance, guideline, or common law principle relating to public health or safety or the use or control of the environment, including without limitation the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Carpenter-Presley-Tanner Hazardous Substance Account Act, the Federal Clean Air Act, the Federal Clean Water Act, and the Federal Resource Conservation and Recovery Act and any other laws governing environmental or Hazardous Material matters in Washington. Tenant agrees to promptly reimburse Landlord for all of Landlord’s costs arising from periodic monitoring of Tenant’s use, handling, or storage of Hazardous Substances at or surrounding the Premises. Tenant shall not cause or permit any Hazardous Material to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies. Tenant shall: (a) use, store, and dispose of all such permitted
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Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws. If the Premises are contaminated (or, due to the acts or omissions of Tenant or Tenant’s Invitees, the Project is contaminated) by any Hazardous Material during the Lease Term, then (1) Tenant shall promptly notify Landlord in writing of such contamination, and (2) Landlord may elect to either (A) demand that Tenant perform all remediation required by Landlord (to Landlord’s satisfaction and at Tenant’s sole cost, necessary to return the Premises (and/or the Project) to at least as good a condition as the Premises (or the Project) are in as of the date of this Lease, which Tenant shall immediately do upon receipt of notice from Landlord, or (B) proceed to cause such investigation, clean-up, and remediation work which Landlord deems necessary or desirable to be undertaken, whereupon the entire cost thereof (plus a supervisory fee equal to ten percent of such cost) will be payable by Tenant to Landlord upon demand as Additional Rent. If, after demand by Landlord, as provided in this Paragraph, Tenant does not promptly commence and diligently pursue such remediation, then Landlord may, at Landlord’s election, perform or cause to be performed such remediation and Tenant shall immediately, upon demand, pay the cost thereof to Landlord, plus a supervisory fee in the amount of ten percent of such cost. Tenant’s obligations and liability under this Paragraph shall survive the termination of Tenant’s tenancy and the Lease Term of this Lease, except that nothing contained in this Paragraph shall be deemed to impose liability on Tenant for any problem arising after the Lease Term provided neither Tenant nor Tenant’s Invitees contributed to such problem during the Lease Term.
37.3.Definition of Hazardous Materials. As used in this Lease the term “Hazardous Material” shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of Washington, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation: (a) any “hazardous substance”, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675); (b) “hazardous waste”, as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297; (f) asbestos in any form or condition; and (g) polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.
38.Prohibition Against Mold, Lead-Based Paint, and Asbestos-Containing Materials. Asbestos-Containing Materials. Tenant shall not allow or permit any lead-based paint to be used in the Premises, nor shall Tenant allow or permit any condition to occur which could result in the growth of mold within the Premises. Additionally, Tenant acknowledges and agrees that (i) the Project may have been constructed at a time when asbestos was commonly used in construction, (ii) asbestos and asbestos-containing materials (collectively, “Asbestos-Containing Materials”) may be present at the Project, and (iii) airborne asbestos fibers may be released and result in a potential health hazard if proper Asbestos-Containing Materials containment, remediation and abatement procedures are not observed. Tenant shall not allow or permit any Asbestos-Containing Materials in any form or concentration to be used or stored in the Premises or used in the construction of any improvements or alterations to the Premises, including, without limitation, building or construction materials and supplies. Such prohibition against Asbestos-Containing Materials shall apply regardless of whether the Asbestos-Containing Materials may be considered safe or approved for use by a manufacturer, supplier, or governmental authority, or by common use or practice. Landlord shall have the right, upon 24-hours’ notice, to enter upon and conduct inspections of the Premises to determine Tenant’s compliance with this Paragraph. If Tenant violates the foregoing covenants relating to lead-based paint, mold, and Asbestos-Containing Materials (collectively “Prohibited Substances”), then (a) Tenant shall, upon notice from Landlord, immediately remove and remediate any damage from such Prohibited Substances at Tenant’s sole cost, (b) such removal and remediation shall comply with all applicable laws, regulations, and requirements, (c) Tenant shall reimburse Landlord for all expenses incurred in connection with any inspection and testing of the Premises conducted by Landlord, and (d) unless Tenant completes such removal within 30 days after notice from Landlord, Landlord may, at its election, do either or both of the following: (i) declare an
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Event of Default (without the requirement of any notice under Paragraph 24.4) and exercise Landlord’s remedies hereunder, including, without limitation, terminate this Lease upon ten days prior written notice to Tenant, and/or (ii) remove and remediate such Prohibited Substances and obtain reimbursement from Tenant for the cost of such removal and remediation, including a supervisory fee payable to Landlord in the amount of ten percent of the removal and disposal cost. Tenant shall indemnify Landlord and Landlord’s directors, officers, employees, and agents against all costs, liabilities, expenses, penalties, and claims for damages, including, without limitation, litigation costs and attorneys’ fees, arising from (A) the presence of Prohibited Substances upon the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any Alterations by Tenant or Tenant’s agents, employees, representatives, or independent contractors, (B) any lawsuit, settlement, governmental order, or decree relating to the presence, handling, removal, or disposal of Prohibited Substances upon or from the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any improvements or Alterations to the Premises by Tenant or Tenant’s agents, employees, representatives or independent contractors, or (C) Tenant’s failure to perform its obligations to remove such Prohibited Substances under this Paragraph. In connection with any modifications, alterations or improvements contemplated to be performed by Tenant in the Premises, Tenant (including its contractors and other agents) shall consult with Landlord and Landlord’s asbestos consultant concerning appropriate procedures to be followed in connection with Asbestos-Containing Materials prior to performing any such work in the Premises. All such work shall be subject to the terms of Paragraph 22 above. During the performance of any such work, Tenant (including its contractors and other agents) shall comply with all applicable laws, rules, regulations and other governmental requirements, as well as all directives of Landlord and Landlord’s asbestos consultant, relating to Asbestos-Containing Materials. Tenant hereby irrevocably appoints Landlord and Landlord’s asbestos consultant as Tenant’s attorney-in-fact for purposes of supervising and directing any Asbestos-Containing Materials--related aspects of Tenant’s contemplated work in the Premises (provided that such appointment shall not relieve Tenant from its obligations hereunder, nor impose any affirmative obligation on Landlord to provide such supervision or direction). In connection with any such work that may affect Asbestos-Containing Materials in the Premises or the Project, Landlord shall have the right at any time to cause Tenant to immediately stop such work if such work has not been approved in writing by Landlord or if such work has deviated from the plans previously approved by Landlord for such work. The provisions of this Paragraph shall not apply to any Prohibited Substances brought onto the Premises by Landlord or Landlord’s Invitees or resulting from the acts of Landlord or Landlord’s Invitees.

/s/ ER /s/ SC Landlord’s Initials	/s/ MPM Tenant’s Initials

39.Security Measures. Tenant acknowledges that, although the Building may contain a restricted access entry system (if provided for as part of Landlord’s Work), (i) the Basic Monthly Rent does not include the cost of any security measures for any portion of the Project (ii) Landlord shall have no obligation to provide any such security measures, (iii) Landlord has made no representation to Tenant regarding the safety or security of the Project, and (iv) Tenant will be solely responsible for providing any security it deems necessary to protect itself, its property, and Tenant’s Invitees in, on, or about the Project. If Landlord provides any security measures at any time, then the cost thereof shall be included as part of the Operating Expenses, but Landlord will not be obligated to continue providing such security measures for any period of time, Landlord may discontinue such security measures without notice and without liability to Tenant, and Landlord will not be obligated to provide such security measures with any particular standard of care. Tenant assumes all responsibility for the security and safety of Tenant, Tenant’s property, and Tenant’s Invitees. Tenant releases Landlord from all claims (other than due to Landlord’s gross negligence or intentional misconduct) for damage, loss, or injury to Tenant, Tenant’s Invitees, and/or to the personal property of Tenant and/or of Tenant’s Invitees, even if such damage, loss, or injury is caused by or results from the criminal, reckless, or negligent acts of third parties. In connection with the foregoing, Tenant hereby waives any defense which would limit any such release to matters known or suspected to exist by Tenant. Tenant is hereby instructed to conduct its own investigation through local police agencies regarding any criminal acts or dangerous conduct that has occurred in or near the Project. Landlord shall have no duty to warn Tenant of any criminal acts or
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dangerous conduct that has occurred in or near the Project, regardless of Landlord’s knowledge of such crimes or conduct, and Tenant hereby undertakes to remain informed regarding such issues.
40.Subordination and Attornment. This Lease and Tenant’s rights under this Lease are subject and subordinate to any mortgage, deed of trust, ground lease, or underlying lease (and to all renewals, modifications, consolidations, replacements, or extensions thereof), now or hereafter affecting the Premises. The provisions of this Paragraph shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, however, Tenant shall promptly execute and deliver any commercially reasonable instruments that Landlord, any Lender, or the lessor under any ground or underlying lease, may request to evidence such subordination, provided such instrument contains customary non-disturbance language in favor of Tenant and is consistent with the provisions of the next sentence including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) in the form to be commercially reasonable and acceptable to Lender. If any Lender, or the lessor of any ground or underlying lease affecting the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether by foreclosure, deed in lieu of foreclosure, or otherwise, then (i) such successor landlord shall not be subject to any offsets or defenses which Tenant might have against Landlord, (ii) such successor landlord shall not be bound by any prepayment by Tenant of more than one month’s installment of Basic Monthly Rent or any other Rent (except to the extent such prepayment is required under this Lease), (iii) such successor landlord shall not be subject to any liability or obligation of Landlord except those arising after such succession, (iv) Tenant shall attorn to and recognize such successor landlord as Tenant’s landlord under this Lease, (v) Tenant shall promptly execute and deliver any commercially reasonable instruments that may be necessary to evidence such attornment, (vi) upon such attornment, this Lease shall continue in effect as a direct lease (whether separately documented or not) between such successor landlord and Tenant upon and subject to all of the provisions of this Lease, and (vii) Tenant shall be entitled to quiet enjoyment of the Premises for so long as Tenant is not in default under the terms of this Lease or any substitute lease referenced above. Notwithstanding the preceding provisions of this Paragraph, if any ground lessor or Lender elects to have this Lease prior to the lien of its ground lease, deed of trust, or mortgage, and gives written notice thereof to Tenant that this Lease shall be deemed prior to such ground lease, deed of trust, or mortgage, whether this Lease is dated prior or subsequent to the date of such ground lease, deed of trust, or mortgage, then this Lease shall be deemed to be prior to the lien of such ground lease or mortgage and such ground lease, deed of trust, or mortgage shall be deemed to be subordinate to this Lease. Notwithstanding the foregoing, Landlord shall make commercially reasonable efforts to provide an SDNA on Landlord’s lenders required form (which is attached as Exhibit “E”) from the lender currently holding interest in the Building superior to this Lease, PNC Bank, National Association, within 30 days following the full execution of this Lease.
41.Estoppel Certificate. Within ten days after written request from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate (“Estoppel Certificate”) stating the following, to the extent truthful: (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, (ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit, prepaid rent or other payment constituting Rent which has been paid, (v) whether or not Tenant or Landlord is in default under this Lease and whether there currently exist any defenses or rights of offset under the Lease in favor of Tenant, (vi) that any work required to be performed by Landlord under this Lease is complete (or stating any exceptions), (vii) that any tenant improvement allowance has been paid (or stating any exceptions), and (viii) such other matters as Landlord may reasonably request. Tenant’s failure to deliver such certificate within such ten day period shall be conclusive upon Tenant for the benefit of Landlord, and any successor in interest to Landlord, any lender or proposed lender, and any purchaser or proposed purchaser of the Project that, except as may be represented by Landlord, this Lease is unmodified and in full force and effect, no Rent has been paid more than 30 days in advance, neither Tenant nor Landlord is in default under this Lease, no defenses or rights of offset under the Lease exist in favor of Tenant, and that all Landlord’s Work required by this Lease is complete. Landlord will similarly, in connection with any lending or Transfer transaction, upon ten days written request from Tenant, execute an estoppel certificate in favor of Tenant’s proposed lender or Transferee confirming (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, (ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit, prepaid rent, or other payment constituting Rent which has been paid, and (v) whether or not to the best of Landlord’s knowledge Tenant is in default
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under this Lease. The requirement for Tenant to execute and deliver to Landlord, the Estoppel Certificate, as required above, shall not be delayed, conditioned, or withheld for any reason; this requirement shall be an independent covenant of Tenant under this Lease. If Tenant fails to execute and deliver to Landlord a requested estoppel certificate within ten days after its receipt of request therefor, then in addition to Landlord’s other rights and remedies on account of such default, Tenant shall owe Landlord Additional Rent (which amount shall be payable upon demand) in an amount equal to $100.00 for each day beyond such ten-day period that it delays in the execution and delivery thereof (as such daily sum may be increased from time-to-time pursuant to the Rules).
42.Waiver. No delay or omission in the exercise of any right or remedy of Landlord in the event of any default or Event of Default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any default other than the particular Rent payment accepted. Landlord’s receipt and acceptance from Tenant, on any date (the “Receipt Date”), of an amount less than the Rent actually due on such Receipt Date, or to become due at a later date but applicable to a period prior to such Receipt Date, shall not release Tenant of its obligation (i) to pay the full amount of such Rent due on such Receipt Date or (ii) to pay when due the full amount of such Rent to become due at a later date but applicable to a period prior to such Receipt Date. No act or conduct of Landlord, including without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance by Landlord of the surrender of the Premises by Tenant before the Expiration Date. Only a written notice from Landlord to Tenant stating Landlord’s election to terminate Tenant’s right to possession of the Premises shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any other or subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. Tenant hereby waives any rights granted to Tenant and/or any successor statute(s). Tenant represents and warrants that if Tenant breaches this Lease and, as a result, this Lease is terminated, Tenant will not suffer any undue hardship as a result of such termination and, during the Lease Term, will make such alternative or other contingency plans to provide for its vacation of the Premises and relocation in the event of such termination. Tenant acknowledges that Tenant’s waivers set forth in this Paragraph are a material part of the consideration for Landlord’s entering into this Lease and that Landlord would not have entered into this Lease in the absence of such waivers.
43.Brokers. Tenant represents that no real estate broker, agent, finder, or other person is responsible for bringing about or negotiating this Lease other than the Tenant’s broker, if any, listed in the Principal Lease Provisions, and Tenant has not dealt with any other real estate broker, agent, finder, or other person, relative to this Lease in any manner. Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims arising from any claims that may be made against Landlord by any real estate broker, agent, finder, or other person (other than as set forth above), alleging to have acted on behalf of or to have dealt with Tenant. Landlord shall be solely responsible, upon satisfaction of the requirements of a separate written listing agreement between Landlord and Landlord’s broker, for the payment of the commission due and owing to Landlord’s brokers identified in the Principal Lease Provisions (or any other brokers engaged by Landlord), pursuant to such separate written agreement between Landlord and Landlord’s broker. Landlord’s broker will in turn split such commission with Tenant’s broker as such parties may agree.
44.Limitations on Landlord’s Liability. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy against the right, title, and interest of Landlord in the Project, and out of rent or other income from the Project receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Project. Notwithstanding anything contained in this Lease to the contrary, under no circumstances whatsoever shall Landlord nor any of Landlord’s shareholders, members, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) be liable for any incidental, indirect, special, consequential or punitive damages, including, without limitation, lost profits, nor be personally liable for any deficiency.
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45.Sale or Transfer of Project. If Landlord sells or transfers the Project (whether voluntarily or involuntarily), Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord shall transfer the security deposit and/or prepaid rent to Landlord’s successor-in-interest and on such transfer Landlord shall be discharged from any further liability arising from the security deposit or prepaid rent.
46.Quitclaim Deed. Tenant shall execute and deliver to Landlord on the Expiration Date, promptly on Landlord’s request, a quitclaim deed to the Premises, in recordable form, designating Landlord as transferee.
47.No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate any existing subleases or may, at the option of Landlord, operate as an assignment to Landlord of any such subleases.
48.Confidentiality. Except as essential to the consummation of the transaction contemplated by this Lease (together with all amendments and addenda hereto):
48.1.Except to the extent required under applicable law to be disclosed, Tenant shall keep and maintain the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease in strict confidence; and
48.2.Except to the extent required under applicable law to be disclosed, Tenant may not make or allow any notices, statements, disclosures, communication, or news releases concerning this Lease, the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease.
48.3.Nothing provided herein, however, shall prevent Tenant from disclosing to its legal counsel and/or certified public accountants, prospective purchasers, equity investors, or lenders or prospective lenders the existence and terms of this Lease or any transaction under this Lease, or any aspect of this lease, or from complying with any governmental or court order or similar legal requirement which requires such party to disclose this Lease, the terms of this Lease, the transaction contemplated by this Lease and/or any aspect of this Lease; provided that such party uses reasonable and diligent good faith efforts to disclose no more than is absolutely required to be disclosed by such legal requirement. If Tenant violates this confidentiality provision, in addition to all other remedies to which Landlord may be entitled under law or in equity, Landlord shall be entitled to receive immediately the entire value of any rent relief, rent abatement, free rent, reimbursement, or other concession which Landlord has previously granted to Tenant.
48.4.Disclosure. Notwithstanding anything contained herein to the contrary, Landlord shall be entitled to disclose the terms of this Lease in connection with public filings and/or presentations of its parent and/or affiliates.
49.Miscellaneous.
49.1.This Lease may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.
49.2.Within ten days of written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements certified by Tenant to be true and correct, reflecting Tenant’s then current financial condition. Such financial statements shall include a current balance sheet and a profit and loss statement covering the most recent 12-month period available. In addition, upon Landlord’s written request, Tenant shall allow Landlord, or a certified public accountant of Landlord’s choosing, to determine Tenant’s current financial condition by reviewing Tenant’s current financial books, records, and accounts. Landlord will hold said information confidential, except as may be required by any court or authority of competent jurisdiction or which information is already in the public domain, or except for the disclosure of such information to any Landlord Parties’ prospective buyers and lenders or the advisers and professionals of any Landlord Affiliate or such prospective buyers and lenders. The individuals executing
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this Lease on Tenant’s behalf represent and warrant that the financial statements and other information submitted to Landlord by Tenant relating to Tenant or any guarantor of this Lease prior to the execution hereof are true, complete, and accurate, were prepared in accordance with generally accepted cash accounting principles applied on a consistent basis, and accurately reflect Tenant’s (and, if applicable, each guarantor’s) net worth as of the effective date of this Lease.
49.3.Notwithstanding any other provision in this Lease to the contrary, Tenant shall refrain from selling or otherwise distributing any alcoholic beverages and such sales are expressly forbidden under this Lease notwithstanding the fact that Tenant may hold the appropriate license as issued and/or approved by the Washington State Liquor Control Board.
49.4.This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If the Premises are located outside of Washington, then the references in this Lease to Washington statutes shall be deemed to include any relevant statute of the jurisdiction in which the Premises are located that is comparable to such Washington statutes.
49.5.For purposes of venue and jurisdiction, this Lease shall be deemed made and to be performed in the City of Bellevue, Washington (whether or not the Premises are located in Bellevue, Washington) and Landlord and Tenant hereby consent to the jurisdiction of the Courts of King County.
49.6.Tenant covenants and agrees not to protest or in any way oppose any application for a license to serve or sell liquor filed by tenants or other users of space within the Project.
49.7.Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a limited liability company, a trust, an estate or any other entity.
49.8.Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Lease.
49.9.In the event any litigation, arbitration, mediation, or other proceeding (“Proceeding”) is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Lease the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and reasonable attorney’s fees and expert witness fees relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney’s fees and expert witness fees.
49.10.This Lease shall become effective and binding upon the parties on the date it has been executed by each of Landlord and Tenant, notwithstanding the fact that the Lease Term may commence after such date.
49.11.Subject to any restriction on transferability contained in this Lease, this Lease shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Lease. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Lease, except for the rights of the successors-in-interest and assigns of each party to this Lease, unless such rights are expressly granted in this Lease to other specifically identified persons.
49.12.The headings of the Paragraphs of this Lease have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Lease, or be used in any manner in the interpretation of this Lease.
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49.13.Time and strict and punctual performance are of the essence with respect to each provision of this Lease. All references to “days” in this Lease will refer to calendar days, unless such reference specifically indicates that “business days” are intended. Business days will mean and refer to all calendar days other than Saturdays, Sundays, and national or Washington state holidays.
49.14.Each party to this Lease and its legal counsel has had an opportunity to review and revise this Lease. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any Addendum or Exhibit to this Lease, and such rule of construction is hereby waived by Tenant.
49.15.All notices required or permitted to be given by Tenant to Landlord shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally or locally recognized overnight express courier service that provides written confirmation of delivery to Landlord at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph, and if it is sent by nationally recognized overnight express courier service, it shall be deemed given one business day after deposit with the courier. Landlord or Tenant must give a notice of a change of its address to the other, if such address changes. All notices required or permitted to be given to Tenant by Landlord shall Landlord shall, except as otherwise provided in this Lease, be in writing, and such notice shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally recognized overnight express courier service that provides written confirmation of delivery, to Tenant at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Notwithstanding the foregoing, routine correspondence between Landlord and Tenant shall be deliverable by regular U.S. mail, by fax, or by other such means of delivery as may become customary.
49.16.If more than one person is Tenant, then the obligations of Tenant under this Lease shall be the joint and several obligations of each of such persons; provided, however, that any act or signature of one or more of any of such persons and any notice or refund given to or served on any one of such persons shall be fully binding on each of such persons.
49.17.All provisions, whether covenants or conditions, to be performed or observed by Tenant shall be deemed to be both covenants and conditions. All indemnity, defense, and hold harmless obligations of Tenant hereunder shall survive the termination of this Lease.
49.18.Deleted.
49.19.All payments to be made by Tenant to Landlord under this Lease shall be in United States currency.
49.20.Any claim, demand, rights, or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within 12 months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of this Paragraph is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights, or defenses under applicable laws.
49.21.This Lease, the Exhibits and Addenda, if any, attached hereto (which are incorporated herein by this reference), constitute all of the covenants, promises, assurances, representations, warranties, statements, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and the Project, and there are no other covenants, promises, assurances, representations, warranties, statements, conditions, or understandings, either oral or written, between
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them. Except as herein otherwise provided, no subsequent alteration, change, modification, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them. Notwithstanding the foregoing, the Landlord may, from time to time, establish and amend such Rules, regulations, and signage criteria, in a written form, for the benefit of the Project and Building, as it deems appropriate. Violations of such Rules, regulations, and signage criteria by Tenant or Tenant’s Invitees shall constitute a material default of this Lease.
49.22.This Lease, upon full execution, supersedes and revokes any and all previous leases governing the Premises, lease negotiations, arrangements, letters of intents, offers to lease, lease proposals or drafts, brochures, representations, and information conveyed, whether oral or written, between parties hereto or their respective representations or any other person purported to represent Landlord or Tenant. The Tenant acknowledges it has not been induced to enter into this Lease by any representations not set forth in the Leases, nor has it relied on any such representations. No such representations should be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such representations.
49.23.LANDLORD AND TENANT WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CONTRACT OR TORT CLAIM, COUNTERCLAIM, CROSS COMPLAINT, OR CAUSE OF ACTION IN ANY ACTION, PROCEEDING, OR HEARING BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE OR OCCUPANCY OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR DAMAGE OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY CURRENT OR FUTURE LAW, STATUTE, REGULATION, CODE, OR ORDINANCE.

/s/ ER /s/ SC LANDLORD’S INITIALS	/s/ MPM TENANT’S INITIALS

49.24.Landlord and Tenant share a commitment to operating the Project, Premises and the Building in a sustainable, environmentally-friendly manner, so as to reduce energy consumption, nonrecycled wastes, and their collective carbon footprints. Landlord and Tenant agree to the following terms and conditions in order to pursue these goals:
49.24.1.Sustainability Practices. For the purposes of this Lease, the term “Sustainability Practices” shall mean Landlord’s sustainability practices, programs, rules, and goals for the Project and/or the Building, as such practices, programs, rules, and goals may be adopted, modified, or amended from time to time.
49.24.2.Sustainable Building Operations. Tenant shall, at its sole cost and expense, comply with the requirements of the Sustainability Practices. Upon reasonable request from Tenant, Landlord shall promptly provide Tenant with a copy of Landlord’s then current Sustainability Practices, if any.
49.24.3.Permitted Use. Tenant shall not use or operate the Premises in any manner that will cause the Project, the Building or any part thereof to fail to comply with the Sustainability Practices or with the requirements of any third-party sustainability certification or rating for the Building.
49.24.4.Recycling and Waste Management. Tenant shall, at its sole cost and expense: (a) comply with Landlord’s recycling policy or program; (b) sort and separate its trash and recycling into such categories as required by Landlord; and (c) place sorted trash and recycling into receptacles as directed by Landlord.
49.24.5.Maintenance and Repairs. All maintenance and repairs performed by Tenant must comply with the Sustainability Practices.
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49.24.6.Alterations. All Alterations performed by Tenant must comply with the Sustainability Practices. Such Sustainability Practices include, without limitation, the use of low or no-VOC paints, solvents, and adhesives.
49.24.7.Removal at End of Lease Term. To the extent any equipment, furnishings, improvements, or other items required to be removed from the Premises by Tenant at the end of the term or any earlier termination of the Lease are to be recycled or disposed of, Tenant shall conduct such recycling or disposal in an environmentally sustainable manner and in accordance with applicable Laws and the Sustainability Practices. Tenant shall pay all costs, expenses, fines, penalties, and damages that may be imposed on Landlord, the Project, the Building or Tenant by reason of Tenant’s failure to comply with the provisions of this Section. The obligation of Tenant in the preceding sentence shall survive the expiration or earlier termination of the Lease.
49.24.8.Energy Providers. Landlord reserves the right to change electricity providers at any time and to purchase green or renewable energy for the Building.
49.24.9.Electricity Consumption. If Tenant is permitted or required pursuant to this Lease to contract directly with an electricity provider, Tenant shall pay all costs for separate electricity metering and shall submit to Landlord electricity consumption data in a format reasonably required by Landlord.
49.24.10.LEED Requirements. Tenant shall comply with such practices as Landlord deems appropriate in order for the Building or the Project to obtain or continue to comply with LEED certification requirements.
49.24.11.Reporting Requirements. Tenant shall provide information and data as reasonably requested by Landlord regarding Tenant’s use and occupancy of the Premises as necessary to allow Landlord to comply with reporting requirements imposed by applicable Laws, to apply for or maintain certifications or ratings for the Project, the Building, or to apply for fee waivers related to green or sustainable improvements.
49.24.12.Tenant Improvements. In addition to the costs described in the Work Letter, the costs of Tenant’s improvements shall include all reasonable costs associated with the Sustainability Practices, including any related documentation, registration, and certification. Tenant shall cause all contractors engaged by Tenant to comply with Landlord’s rules and regulations for the Project or the Building, including without limitation, the Sustainability Practices.
49.24.13.Energy Management. Tenant agrees to use reasonable efforts to operate Building’s mechanical, electrical, and plumbing systems efficiently so as to reduce water and energy usage and minimize waste and carbon emissions to the fullest extent possible. All electrical equipment or appliances installed by Tenant in the Premises must conform to the Building’s standards for energy management and connect to Building controls and monitoring systems, if any.
49.24.14.Sustainability Reporting Requirements. If required by law or in order for Landlord to maintain its “LEED Building” designation, Tenant shall provide and deliver sustainability consumption information and data (collectively, “Sustainability Information”) as reasonably requested by Landlord which shall include, without limitation, documentation relating to Tenant’s specific use and occupancy of the Premises in regard to sustainability objectives. Additionally, Tenant authorizes Landlord to request Tenant’s Sustainability Information from third parties including utility companies or vendors, as Landlord deems reasonably appropriate. Requested Sustainability Information may include, but shall not be limited to: (a) energy consumption (including electrical, gas and other) using EnergyStar energy performance rating or other agreed upon system, (b) estimate of carbon and other greenhouse gas emissions, (c) water consumption, (d) waste generated, and (e) environmental characteristics (shading, bikes, etc.). Landlord shall be entitled to utilize such Sustainability Information as it deems reasonably necessary, including, without limitation, for the following purposes: (a) monitoring and improving utility usage, (b) benchmarking the Project or the Building against any sustainable targets, (c) confirming the compliance of its sustainability practices, (d) maintaining, submitting or obtaining
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certifications or rating for the Project or the Building, or (e) applying for fee waivers, credits and/or rebates related to green or sustainable improvements.
49.25.Anti-Money Laundering/OFAC Requirements. Tenant represents and warrants as follows, with the understanding that the Landlord will rely on the accuracy of these representations and warranties to establish the Landlord’s compliance with the laws enforced by the United States Department of Treasury’s Office of Foreign Assets Control (“OFAC”), and any other applicable laws, rules, regulations and other legal requirements relating to the combating of money laundering and/or terrorism (i.e., Patriot Act).
49.25.1.If Tenant is an entity (e.g., a corporation, partnership, limited liability company, trust), (i) Tenant has exercised due diligence to establish the identity of each person who possesses the power, directly or indirectly, to direct or cause the direction of Tenant’s management and policies; (ii) if ownership interests in Tenant are not publicly traded on an exchange or an organized over-the-counter market that is regulated by any foreign government, or any governmental body or regulatory organization empowered by a foreign government to administer or enforce its laws as they relate to securities matters, Tenant has exercised due diligence to establish the identity of each person who holds, directly or indirectly, a beneficial interest in Tenant; and (iii) if Tenant is a financial intermediary (e.g., a bank, brokerage firm, depository), Tenant has exercised due diligence to establish the identity of each of its account holders (each of the foregoing persons listed in this Paragraph being an “Affiliated Person”). Tenant (x) maintains records of all documents it uses to verify the identities of its Affiliated Persons; (y) will maintain all such records for a period of at least five (5) years after the expiration of the Lease; and (z) will make such documentation available to the Landlord at any time upon request.
49.25.2.Tenant is not a “Prohibited Person” (as defined below), none of its Affiliated Persons is a Prohibited Person, and Tenant is not acquiring, and does not intend to enter into this Lease for the direct or indirect benefit of any Prohibited Person. Tenant acknowledges and agrees that if, at any time, the Landlord determines that Tenant is or may be a Prohibited Person, or that any Prohibited Person holds or may hold a direct or indirect interest in Tenant, the Landlord may, in its sole discretion, terminate the Lease.
49.25.3.For purposes of the foregoing representations and warranties, “Prohibited Person” means any person or entity that acts or has acted (i) in contravention of any statute, rule, regulation or other legal requirement to which that person is subject relating to the combating of terrorism and/or money laundering, or (ii) on behalf of any person or organization (A) residing or having a place of business in a country or territory subject to embargo under laws enforced by OFAC, or (B) identified as a terrorist, terrorist organization, specially designated national or blocked person by OFAC, any other department, agency, division, board, bureau or other instrumentality of the United States Government, or any recognized international organization, multilateral expert group or governmental or industry publication. OFAC’s lists of specially designated nationals, blocked persons and embargoed countries and territories can be found at www.treas.gov/ofac.
49.25.4.If Tenant becomes aware of any fact or circumstance that may render any of the foregoing representations and warranties inaccurate in any respect, Tenant will immediately notify the Landlord.
50.Original Lease. Landlord and Tenant are parties to that certain Office Lease Agreement dated as of January 29, 2018, as amended by that certain First Amendment to Lease dated as of December 12, 2018 (collectively, the “Original Lease”) for those certain premises known as Suite 200 and Suite 400 in the Building. Tenant hereby acknowledges and agrees that an Event of Default under this Lease shall also be deemed Event of Default under the Original Lease, such that Landlord shall have the right to exercise all rights and remedies available to it in connection with such Event of Default that are available to it under the Original Lease (in addition to those available to it under this Lease), including, without limitation, applying the Security Deposit and/or the drawing on Letter of Credit (each as defined in the Original Lease), which Landlord is holding pursuant to the Original Lease, in accordance with the terms of the Original Lease.
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[Signature page to follow]
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LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: October 9th, 2019
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 10/11/2019
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ADDENDUM NO. 1
TO OFFICE LEASE AGREEMENT
This Addendum No. 1 (“Addendum”) constitutes part of the Office Lease Agreement (“Lease”) dated as of October 11, 2019 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”). The terms of this Addendum are incorporated in the Lease for all purposes. All capitalized terms not otherwise defined in this Addendum are defined by the terms of the Lease.
1.    BASIC MONTHLY RENT
Basic Monthly Rent during the initial Lease Term for the Suite 700 shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Months 1 – 10	$5.125	$64,293.13
Months 11 – 22	$5.25333333	$65,900.45
Months 23 – 34	$5.38416667	$67,547.96
Months 35 – 46	$5.51916667	$69,236.66
Months 47 – 58	$5.65666667	$70,967.58
Months 59 – 70	$5.79833333	$72,741.77
Months 71 – 82	$5.94333333	$74,560.31
Months 83 – 84	$6.09166667	$76,424.32
Basic Monthly Rent during the initial Lease Term for the Suite 1000 shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Months 1 – 10	$5.125	$95,237.88
Months 11 – 22	$5.25333333	$97,618.82
Months 23 – 34	$5.38416667	$100,059.29
Months 35 – 46	$5.51916667	$102,560.77
Months 47 – 58	$5.65666667	$105,124.79
Months 59 – 70	$5.79833333	$107,752.91
Months 71 – 82	$5.94333333	$110,446.74
Months 83 – 84	$6.09166667	$113,207.91
American Assets Trust – Lease Form 8/18/2014    44

2.    CONDITION OF THE PREMISES
Tenant acknowledge that Tenant shall accept and occupy the Premises in its currently existing “as-is” condition pursuant to the terms of this Lease. Tenant acknowledges and agrees that Landlord has no obligation to improve the Premises, other than as may be set forth specifically in the Lease. In particular, Tenant acknowledges that any improvements or alterations needed to accommodate Tenant’s intended use shall be made solely at Tenant’s sole cost and expense, and strictly in accordance with the requirements of this Lease (including the requirement to obtain Landlord’s consent thereto), unless such improvements and alterations are specifically required of Landlord and expressly set forth in this Lease and in Exhibit “C”. Should tenant improvements be made to the Premises in the future, the Premises shall be constructed in accordance with the procedures outlined in Exhibit “C” of this Lease. Landlord shall have no responsibility to do any work required under any building codes or other governmental requirements not in effect or applicable on the Lease Commencement Date, including without limitation any requirements related to sprinkler retrofitting, seismic structural requirements, accommodation of disabled persons, or hazardous materials.
3.    RIGHT OF FIRST OFFER (Suites 500, 600, 740, 760 and 765)
Provided Tenant is not then in material default under this Lease beyond any applicable cure period, Tenant shall have the right (the “Right of First Offer”) to offer to lease any or all available suites at the Building that are specifically described on, and subject to the terms set forth in, Schedule 1, below (the “ROFO Space”), in accordance with and subject to the provisions of this Section 4. Tenant’s Right of First Offer shall be a one-time right for each designated portion of ROFO Space. At any time after the date of this Lease, but prior to leasing the ROFO Space, or any portion thereof, to any other party during the period that this Right of First Offer is in effect, Landlord shall give Tenant written notice of the basic economic terms including but not limited to the Basic Monthly Rent, which shall be Landlord’s determination of the Then-Prevailing Rate as projected for the first day of the term for the ROFO Space or portion thereof, and increases, lease term (and any early access or construction buildout period), security deposit, letter of credit, and tenant improvement allowance (collectively, the “Economic Terms”), upon which Landlord is willing to lease such particular ROFO Space to Tenant; provided that the Economic Terms shall exclude brokerage commissions and other Landlord payments that do not directly inure to the tenant’s benefit. It is understood that should Landlord intend to lease other space in addition to the ROFO Space as part of a single transaction, then Landlord’s notice shall so provide and all such space shall collectively be considered ROFO Space in such instance only. Within fifteen (15) days after receipt of Landlord’s notice, Tenant must give Landlord written notice (the “ROFO Response”) pursuant to which Tenant shall elect to (i) lease all of the ROFO Space specified in Landlord’s notice (the “Designated Space”), upon such Economic Terms and the same non-Economic Terms as set forth in this Lease, or (ii) decline to lease the Designated Space on the proposed Economic Terms. In the event that Tenant does not respond in writing to Landlord’s notice within said period, Tenant shall be deemed to have elected clause (ii) above. If Tenant declines to lease the Designated Space on the proposed Economic Terms, Tenant may propose revised Economic Terms upon which Tenant would be willing to lease the Designated Space, including, without limitation, indicating that Tenant disagrees with Landlord’s determination of the Then-Prevailing Rate and setting forth Tenant’s own determination of the Then-Prevailing Rate (a “Tenant Rate Disagreement”), as projected for the first day of the term for the Designated Space, in which case Landlord may elect to either (x) lease the Designated Space to Tenant upon such proposed Economic Terms and the same non-Economic Terms as set forth in this Lease, (y) in the event of a Tenant Rate Disagreement, dispute Tenant’s determination of the Then-Prevailing Rate (a “Rate Dispute”), in which event the resolution procedures set forth in the following paragraph shall apply, or (z) if Tenant has not set forth a Rate Disagreement in the ROFO Response, lease the Designated Space to any third party upon economic terms which are not materially more favorable to such party than those Economic Terms proposed by Tenant (but, in such event, shall re-offer the space to Tenant if the economic terms offered to such third party are materially more favorable).
American Assets Trust – Lease Form 8/18/2014    45

In the event of a Rate Dispute as set forth above, Landlord and Tenant shall promptly meet and, in good faith, attempt to agree upon the Then-Prevailing Rate. If Landlord and Tenant are unable to reach agreement upon the Then-Prevailing Rate within ten (10) business days of the date of Landlord’s receipt of the ROFO Response, then the parties shall resolve the dispute in arbitration in accordance with the provisions relating to arbitration set forth in Section 3.2.5 of this Lease. If the Then-Prevailing Rate is not resolved by arbitration within sixty (60) days of the date of Landlord’s receipt of the ROFO Response, then either party shall have the right to terminate the discussions regarding the Designated Space upon written notice to the either party within five (5) days of such sixty (60) day period, whereupon neither party shall have any further rights, obligations or liability in connection with Tenant’s Right of First Offer with respect to such Designated Space.
Should Landlord and Tenant agree to terms for any lease of the Designated Space, Landlord shall promptly prepare and deliver to Tenant an amendment to this Lease consistent with the foregoing, and Tenant shall execute and return same to Landlord within ten (10) business days. Such amendment shall provide that the Designated Space shall be included within the Premises and shall be subject to all terms and conditions of this Lease shall apply to the Designated Space (other than the Economic Terms and related provisions). Tenant’s failure to timely return the amendment shall entitle Landlord to specifically enforce Tenant’s commitment to lease the Designated Space, to lease such space to a third party, and/or to pursue any other available legal remedy.
Time is of essence with respect to all of the time periods set forth in this Section 3.
Notwithstanding the foregoing, Tenant’s Right of First Offer shall be subordinate to (i) all rights existing as of the date of this Lease of tenants under leases of a ROFO Space or their permitted assignees (“Existing ROFO Space Tenants”), (ii) Landlord’s right to extend an Existing ROFO Space Tenant’s lease term or expand an Existing ROFO Space Tenant’s premises into a ROFO Space, and (iii) all rights existing as of the date of this Lease of other tenants of the Building under leases existing as of the date hereof relating to a ROFO Space and their permitted assignees, each including any renewal, extension, expansion, first offer, first negotiation and other similar rights, regardless of whether such rights are executed strictly in accordance with their respective terms or pursuant to lease amendments or new leases.
American Assets Trust – Lease Form 8/18/2014    46

SCHEDULE OF ROFO SPACE

Suite # and Existing Tenant	Space Measurement (approx.)	Current Expiration Date	Deadline for Exercise of next renewal option (if applicable)
Suite 500 – Cisco Systems, Inc.	8,398 RSF	February 28, 2023 (Current tenant has 2 options to extend the term for an additional 3 year period each).	June 1, 2022
Suite 600 – Cisco Systems, Inc.	18,907 RSF	February 28, 2023 (Current tenant has 2 options to extend the term for an additional 3 year period each).	June 1, 2022
Suite 740 – Vreeland Law PLLC	2,598 RSF	October 31, 2024
Suite 760 – Binjiang Limited Partnership	1,214 RSF	October 31, 2024
Suite 765 – Klevens Capital Management	1,888 RSF	May 31, 2022
[Signature page to follow]
American Assets Trust – Lease Form 8/18/2014    47

Unless modified by this Addendum, each Lease Term remains unamended and in full force. The parties have executed this Addendum as of the date of the Lease.

LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: October 9th, 2019
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 10/11/2019
American Assets Trust – Lease Form 8/18/2014    48

EXHIBIT “A”
Project Site Plan
American Assets Trust – Lease Form 8/18/2014    49

EXHIBIT “B-1”
Floor Plan Suite 700
American Assets Trust – Lease Form 8/18/2014    50

EXHIBIT “B-2”
Floor Plan Suite 1000
American Assets Trust – Lease Form 8/18/2014    51

EXHIBIT “C”
WORK LETTER
American Assets Trust – Lease Form 8/18/2014    52

EXHIBIT “D”
BUILDING RULES AND REGULATIONS
American Assets Trust – Lease Form 8/18/2014    53

EXHIBIT “E”
FORM OF SNDA
American Assets Trust – Lease Form 8/18/2014    54

FIRST AMENDMENT TO LEASE
This First Amendment to Lease (this “Amendment”) is made, for reference purposes only, on June 8th, 2020 (the “Effective Date”), by and between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), with reference to the following facts:
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated as of October 11, 2019 (as amended, the “Lease”) for that certain premises located at 500 108th Avenue NE, Suite 700 and Suite 1000, Bellevue, Washington 98004, consisting of approximately 12,545 Rentable Square Feet of commercial office space for Suite 700 and approximately 18,583 Rentable Square Feet of commercial office space for Suite 1000 (collectively, the “Premises” totaling 31,128 Rentable Square Feet in the aggregate).
B.    The parties desire to amend the Lease as set forth in this Amendment.
C.    All capitalized terms used in this Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Lease.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:
AGREEMENT
1.    Lease Commencement Date. Upon the Effective Date, Section 2.5.1 of the Lease shall be amended to provide that the Lease Commencement Date shall occur on or around November 1, 2020.
2.    Initial Expiration Date. Upon the Effective Date, Section 2.5.2 of the Lease shall be amended to provide that the Initial Expiration Date shall be the last day of the ninety-eighth (98th) full calendar month following the Rent Commencement Date.
3.    Basic Monthly Rent. Upon the Effective Date:
a.    Section 2.6 of the Lease shall be amended to provide that the Basic Monthly Rent shall be approximately $5.00 per Rentable Square Foot of the Premises, subject to increase as set forth in Section 3.b., below.
b.    Section 2,16 of the Lease shall be amended to provide that the first month’s Basic Monthly Rent for (1) Suite 700 shall be $62,725.00 and (ii) Suite 1000 shall be $92,915.00. Landlord shall apply the balance of $3,891.01 of the first month’s Basic Monthly Rent previously paid by Tenant against the second month’s Basic Monthly Rent due from Tenant.
c.    Section 1 of the Addendum No. 1 to Office Lease Agreement, as attached to the Lease, shall be deleted and replaced in its entirety by the following:
1.    BASIC MONTHLY RENT
Basic Monthly Rent during the initial Lease Term for Suite 700 (12,545 Rentable Square Feet) shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Rent Commencement Date through the last day of the month in which the 1st anniversaryof the Rent Commencement Date occurs	$5.00	$62,725.00
Months 13 – 24	$5.125	$64,293.13
Months 25 – 36	$5.25333333	$65,900.45
Months 37 – 48	$5.38416667	$67,547.96
Months 49 – 60	$5.51916667	$69,236.66
Months 61 – 72	$5.65666667	$70,967.58
Months 73 – 84	$5.79833333	$72,741.77
Months 85 – 96	$5.94333333	$74,560.31
Months 97 – 98	$6.09166667	$76,424.32
Basic Monthly Rent during the initial Lease Term for Suite 1000 (18,583 Rentable Square Feet) shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Rent Commencement Date through the last day of the month in which the 1st anniversary of the Rent Commencement Date occurs	$5.00	$92,915.00
Months 13 – 24	$5.125	$95,237.88
Months 25 – 36	$5.25333333	$97,618.82
Months 37 – 48	$5.38416667	$100,059.29
Months 49 – 60	$5.51916667	$102,560.77
Months 61 – 72	$5.65666667	$105,124.79
Months 73 – 84	$5.79833333	$107,752.91
Months 85 – 96	$5.94333333	$110,446.74
Months 97 – 98	$6.09166667	$113,207.91

4.    Base Year, Operating Expenses and Tenant’s Monthly Payment. Upon the Effective Date:
a.    Section 2.9 of the Lease shall be amended to provide that the Base Year shall be calendar year 2021.
b.    Section 7.3 of the Lease shall be amended to provide that Tenant shall commence payment of Tenant’s Share of Operating Expenses on January 1, 2022.
c.    Section 8.4.2 of the Lease shall be amended to provide that Tenant shall commence payment of Tenant’s Monthly Payment on January 1, 2022.
5.    Allowance. Upon the Effective Date, Section 4 of Exhibit “C” as attached to the Lease shall be amended to provide that the amount of the Allowance shall be a maximum of $1,927,757.04 (calculated at a rate of $61.93 per Rentable Square Foot of the Premises ($61.93 x 31,128 RSF)).
6.    Amendment Contingencies. Tenant acknowledges that the Premises are currently being leased by Landlord to GE Healthcare IITS USA Corp. (“GE”) and GE is subleasing the Premises to Alibaba Group (U.S.) Inc. (“Alibaba”). This Amendment is entirely contingent upon (i) Landlord and GE entering into a mutually agreeable amendment to terminate the existing lease for the Premises, and (ii) GE and Alibaba vacating the Premises in sufficient time such that Landlord can timely deliver the Premises as required in this Amendment (collectively, the “Amendment Contingencies”). Except as expressly set forth in this Section 6, Landlord shall not be liable to Tenant for any delays in delivery and/or tenancy of the Premises due to either GE or Alibaba “holding over” beyond October 31, 2020 or if Landlord and GE are unable to enter into a mutually agreeable amendment to terminate the existing lease for the Premises. If GE and/or Alibaba continues to “hold over” in the Premises or Landlord and GE are unable to enter into a mutually agreeable amendment to terminate the existing lease for the Premises for 90 days or more beyond October 31, 2020, then Tenant (as Tenant’s sole remedy) shall have the right to terminate this Amendment upon written notice to Landlord until such time as Landlord provides written notice to Tenant that GE and/or Alibaba, as applicable, has vacated the Premises.
7.    [INTENTIONALLY OMITTED].
8.    Real Estate Brokers. Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, with any real estate broker or sales person to act for it in connection with this Amendment or dealt with any real estate broker or sales person in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc. Tenant also agrees to indemnify, defend and hold harmless Landlord from and against any and all claims by any real estate broker or salesman whom the Tenant authorized or employed, or acted by implication to authorize or employ, to act for Tenant in connection with this Amendment, or with any broker or sales person with whom Tenant dealt in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc.
9.    Confirmation. Except, as and to the extent modified by this Amendment, all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.
10.    Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original for all purposes, and all counterparts shall constitute one and the same instrument.
IN WITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signatures below.

LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: 6/30/2020
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 682020

SECOND AMENDMENT TO LEASE
This Second Amendment to Lease (this “Amendment”) is made, for reference purposes only, on June 8th, 2020 (the “Effective Date”), by and between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), with reference to the following facts:
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated as of October 11, 2019, as amended by that certain First Amendment to Lease dated as of June 8, 2020 (collectively, as amended, the “Lease”) for that certain premises loc ed at 500 108th Avenue NE, Suite 700 and Suite 1000, Bellevue, Washington 98004, consisting of an aggregate of approximately 31,128 Rentable Square Feet of commercial office space (the “Premises”).
B.    The parties desire to amend the Lease as set forth in this Amendment.
C.    All capitalized terms used in this Amendment, unless specifically defined herein, shall have the same meaning as the capitalized terms used in the Lease.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:
AGREEMENT
1.    Security Deposit / Letter of Credit. Upon the Effective Date, the Lease shall be amended to provide that Tenant may replace the Security Deposit in the amount of $189,632.23 with a Letter of Credit in the amount of $189,632.23 naming Landlord as beneficiary thereunder (the “Letter of Credit”) pursuant to the following terms and conditions set forth below. Should Tenant replace the Security Deposit with the Letter of Credit in accordance with the terms set forth herein, Landlord shall, within 30 days of Landlord’s receipt of such Letter of Credit, return the Security Deposit to Tenant.
1.1.    Letter of Credit. If Tenant so elects to replace the Security Deposit with the Letter of Credit, then the Letter of Credit shall be held by Landlord as third party security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Lease to be kept and performed by Tenant during the Lease Term and the following provisions shall apply:
1.1.1.    Letter of Credit. The Letter of Credit shall be an unconditional, irrevocable, negotiable standby letter of credit running in favor of Landlord and shall be a signed draft. The issuer of the Letter of Credit (the “Issuer”) shall (1) be a solvent, nationally recognized commercial bank that is acceptable to Landlord in its reasonable discretion, (2) have a branch located in San Diego County, California and Bellevue, Washington (provided that if the Issuer is Silicon Valley Bank (“SVB”), it shall be sufficient to have a branch located in Santa Clara, California) capable of honoring a demand upon such Letter of Credit and allow presentation of the Letter of Credit by overnight courier delivery and by facsimile presentation, (3) be chartered under the laws of the United States, any State thereof or the District of Columbia, (4) be insured by the Federal Deposit Insurance Corporation; and (5) have a long term rating of BBB+ or higher as rated by Standard & Poor’s (collectively, the “Letter of Credit Issuer Requirements”). Provided that SVB satisfies the Letter of Credit Issuer Requirements, Landlord confirms that SVB is an acceptable Issuer. The Letter of Credit shall be maintained in effect, whether through replacement, renew or extension, throughout the entire Lease Term and for an additional one hundred twenty (120) days following the expiration or earlier termination of the Lease. The Letter of Credit, and any extensions or renewals thereof, shall be substantially in the form and content as attached hereto as Exhibit “A”, shall be for a term of not less than one year or, if the remaining portion of the Lease Term is less than one year, then for such period plus one hundred twenty (120) days, and shall be irrevocable during that term. The Letters of Credit covering subsequent periods shall be obtained and delivered to Landlord not less than thirty (30) days prior to the expiration of the then-existing Letter of Credit, without any action whatsoever on the part of Landlord. The term for each such Letter of Credit shall begin no later than the expiration date of the previous Letter of Credit and shall comply with all requirements of this Section 1.1. The Letter of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits” (2007 Revision) International Chamber Of Commerce Publication No. 600.
1.1.2.    Draws on Letter of Credit; Application of Proceeds. Landlord, or its then managing agent, shall have the right to draw upon the Letter of Credit or any renewal or extension thereof, in whole or in part, upon the occurrence of any one or more of the following events: (a) the occurrence of any default by Tenant under this Lease (following the expiration of any applicable notice and cure periods); (b) Tenant’s failure to deliver to Landlord, no less than 30 days prior to the expiration date of the Letter of Credit or any renewal or extension thereof, a renewal or extension of the Letter of Credit for a term of not less than one year and otherwise satisfying the requirements of this Section 1.1; (c) receipt of notice from the Issuer that it will not be extending the terms of the Letter of Credit or otherwise intends to terminate the Letter of Credit prior to the date that is one hundred twenty (120) days after the expiration of the Term of the Lease, unless Tenant provides a substitute Letter of Credit from another financial institution acceptable to Landlord in its reasonable discretion and otherwise satisfying the requirements of this Section 1.1 at least fifteen (15) business days prior to the termination of the existing Letter of Credit; or (d) any action by Tenant or the Issuer which, in Landlord’s reasonable judgment, may jeopardize its rights to draw on the Letter of Credit, including, without limitation, Tenant filing a voluntary petition under the Federal Bankruptcy Code or an involuntary petition being filed against Tenant under the Federal Bankruptcy Code. Landlord shall have sole authority and discretion to draw under the Letter of Credit in accordance with the terms thereof. Within five (5) days after any such draw, Tenant shall reinstate the amount available under the Letter of Credit to the required amount as provided herein, and Tenant’s failure to do so shall constitute an incurable default by Tenant under this Lease. Proceeds of any draw upon the Letter of Credit may be applied by Landlord to the payment of accrued and unpaid Rent, Additional Rent, interest, late charges, reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, or any other costs, liabilities or damages arising out of Tenant’s obligations under this Lease, in such manner as Landlord in its sole discretion, deems appropriate. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and all other Laws or principle of Law, rules and regulations applicable to security deposits in the commercial context (the “Security Deposit Law”) shall have no applicability or relevancy thereto and (B) Tenant waives the provisions of any Law or principle of Law and all rights, duties and obligations either party may have now, or in the future, will have relating to or arising from the Security Deposit Law with respect to Landlord’s ability to apply the proceeds of the Letter of Credit against reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease. Furthermore, upon lawful termination of this Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the proceeds of the Letter of Credit against damages computed under this Lease and/or applicable Law (including, without limitation, accrued and unpaid Rent, reserved Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by the court).
1.1.3.    General Terms. Each Letter of Credit shall provide that it will be honored upon a signed statement by Landlord or its agent that moneys are due and owing to Landlord under the Lease, and shall require no signature or statement from any party other than Landlord or its agent. No notice to Tenant shall be required to enable Landlord to draw upon the Letter of Credit (provided that the foregoing shall not affect or reduce Landlord’s obligations to provide notice and/or cure periods for Tenant defaults as and to the extent expressly required elsewhere in this Lease). Each Letter of Credit shall allow for partial draws. Each Letter of Credit shall be fully assignable by Landlord and provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to the Lease. In the event of a transfer of Landlord’s interest in the Property (or any portion thereof containing the Premises), Landlord shall have the right to transfer the Letter of Credit in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the Letter of Credit to a new landlord. Tenant shall cooperate with any such transfer of the

Letter of Credit by Landlord, at no out-of-pocket expense to Tenant. If the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Tenant shall obtain a replacement Letter of Credit within thirty (30) days of such act from another Issuer. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
1.1.4.    Independent Contract. Tenant acknowledges and agrees that the Letter of Credit constitutes a separate and independent contract between Landlord and the Issuer, and that Tenant is not a third party beneficiary of such. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the Issuer in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither the Letter of Credit nor any proceeds or right to draw on the Letter of Credit will be considered property of the Tenant’s bankruptcy estate, and neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of any provision of the Federal Bankruptcy Code, including but not limited to Section 502(b)(6) of the Federal Bankruptcy Code [11 U.S.C.A. § 502(b)(6)].
1.1.5.    Release of Letter of Credit. Provided there is no default or condition which but for the furnishing of notice or the passage of time would constitute a default under this Lease, Landlord shall release its rights in the Letter of Credit and surrender the Letter of Credit to the Issuer within one hundred twenty (120) days following the expiration or earlier termination of the Lease.
2.    Reserved.
3.    Real Estate Brokers. Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, with any real estate broker or sales person to act for it in connection with this Amendment or dealt with any real estate broker or sales person in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc. Tenant also agrees to indemnify, defend and hold harmless Landlord from and against any and all claims by any real estate broker or salesman whom the Tenant authorized or employed, or acted by implication to authorize or employ, to act for Tenant in connection with this Amendment, or with any broker or sales person with whom Tenant dealt in connection with this Amendment Washington Partners Corporate Real Estate, Inc.
4.    Confirmation. Except, as and to the extent modified by this Amendment, all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.
5.    Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original for all purposes, and all counterparts shall constitute one and the same instrument.
[Signature page to follow]

IN WITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signatures below.

LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: 6/30/2020
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 682020

EXHIBIT “A”
[FORM OF LETTER OF CREDIT]

OFFICE LEASE AGREEMENT
BETWEEN
AAT CC BELLEVUE, LLC
AS LANDLORD
AND
SMARTSHEET, INC.
AS TENANT
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TABLE OF CONTENTS

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47. No Merger	43
48. Confidentiality	43
49. Miscellaneous	44
50. Contingency of Lease	50
51. Original Lease	50

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OFFICE LEASE AGREEMENT
This Office Lease Agreement (“Lease”) is entered into effective as of October 11, 2019 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), who agree as follows:
1.Agreement to Let. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon all of the terms, provisions, and conditions contained in this Lease, (i) those certain premises described in the Principal Lease Provisions below (the “Premises”), consisting of a portion of that certain building described in the Principal Lease Provisions below (the “Building”), which is in turn a part of the Project (as described in the Principal Lease Provisions below), along with (ii) the non-exclusive right to use, in common with Landlord, Landlord’s invitees and licensees, and the other tenants and users of space within the Project, those portions of the Project intended for use by, or benefiting, tenants of the Project in common including, without limitation, the landscaped areas, passageways, walkways, hallways, elevators, parking areas, and driveways of the Building and the Project, but excluding all interior areas of the other buildings in the Project other than the Building (collectively, the “Common Areas”). This Lease confers no rights, however, to the roof, exterior walls, or utility raceways of the Building, nor rights to any other building in the Project, nor with regard to either the subsurface of the land below the ground level of the Project or with regard to the air space above the ceiling of the Premises; provided, however, that Tenant shall have the limited right to access systems and equipment exclusively serving the Premises (for which Tenant has maintenance and repair responsibilities pursuant to Paragraph 10.1, below) that may be located on the roof, in exterior or demising walls, in utility raceways, in the airspaces above the ceiling of the Premises, or in any other portion of the Building or the Common Areas for the sole purpose of maintaining, repairing, and replacing such systems and equipment.
2.Principal Lease Provisions. The following are the Principal Lease Provisions of this Lease. Other portions of this Lease explain and describe these Principal Lease Provisions in more detail and should be read in conjunction with this Paragraph. In the event of any conflict between the Principal Lease Provisions and the other portions of this Lease, the Principal Lease Provisions will control. (Terms shown in quotations are defined terms used elsewhere in this Lease)
2.1.“Project”: That certain office project, commonly referred to as City Center Bellevue, in Bellevue, Washington, as more particularly depicted on the attached Exhibit “A”.
2.2.“Building”: That certain building within the Project as designated on the attached Exhibit “A”, sometimes referred to as City Center Bellevue, whose mailing address is 500 108th Avenue NE, Bellevue, WA 98004.
2.3.“Premises”: Suite 800; consisting of the 8th floor of the Building, as more particularly described on the attached Exhibit “B”.
2.4.Area of the Premises: The Premises consist of 18,244 Rentable Square Feet of space. The term “Rentable Square Feet”, “Usable Square Footage”, and similar terms dealing with Rentable or Usable means of describing measurements of square footages, will have the meanings of such term adopted by the Building Owners and Managers Association International (relative to multi-tenant floors). The Premises are not subject to remeasurement during the initial Lease Term through the Initial Expiration Date.
2.5.“Lease Term”: The period beginning on the Lease Commencement Date and ending on the Expiration Date, as set forth in Paragraph 3.1 below.
2.5.1.“Lease Commencement Date”: The date Landlord tenders possession of the Premises to Tenant in the condition required hereunder.
2.5.2.“Initial Expiration Date”: The last day of the ninety-eighth (98th) full calendar month following the Rent Commencement Date.
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2.5.3.Extension Rights: Yes; One (1) Option to Extend for a period of five (5) years (Paragraph 3.2).
2.6.“Basic Monthly Rent”: $5.00 per Rentable Square Foot, fully-serviced, subject to adjustment pursuant to attached Addendum No. 1. Basic Monthly Rent will always be due and payable on or before the first day of the applicable month, except that the first month’s Basic Monthly Rent will be due and payable upon the date of Landlord’s execution of this Lease.
2.7.“Rent Commencement Date”: The date which is the earlier to occur of (i) one hundred twenty (120) days following the Lease Commencement Date or the date the Lease Commencement Date would have occurred but for the occurrence of Tenant Delays, or (ii) the date Tenant begins conducting its business in the Premises.
2.8.“Security Deposit”: $111,142.71 cash (“Security Deposit”), which is due and payable on the Lease Commencement Date and does not constitute last month’s rent, subject to the terms and conditions set forth in Paragraph 6 below. Last month’s rent must be separately paid by Tenant on or before the first day of the last month of the Lease Term. If Tenant exercises any Option to Extend (as defined below) contained herein, then as a condition precedent to the effectiveness of Tenant’s exercise of such Option to Extend, Tenant shall pay to Landlord an amount equal to the difference between the Basic Monthly Rent for the last year of the applicable Extension Term (as defined below) and the amount of the Security Deposit then held by Landlord; which additional amount will be added to, and constitute a part of, the Security Deposit from that point forward.
2.9.“Base Year”: Calendar year 2021.
2.10.Guarantor: None.
2.11.Address for Landlord:
AAT CC BELLEVUE, LLC
c/ o American Assets Trust Management, LLC
11455 El Camino Real, Suite 200
San Diego, CA 92130
Attn: Property Management (Office)
2.12.Addresses for Tenant:
Legal Notices Addresses
10500 NE 8th Street, Suite 1300, Bellevue, WA 98004
2.13.“Permitted Use”: The Premises shall be used for general office purposes including without limitation any and all uses in connection with the development, sales, marketing, and testing of SaaS products, in accordance with all applicable laws, statutes, ordinances, and regulations and the provisions of this Lease, and for no other use.
2.14.Building Standard Operating Hours:
Monday through Friday:    7:00 a.m.-6:00 p.m.
Saturday:    8:00 a.m.-1:00 p.m.
(excluding Sundays and any federal holidays)
2.15.Participating Brokers:
Landlord’s:    Broderick Group, Inc.
Tenant’s:    Washington Partners Corporate Real Estate, Inc.
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2.16.Initial Payment Amounts: $202,362.71 (which represents the Security Deposit of $111,142.71, plus first month’s Basic Monthly Rent for the Premises of $91,220.00) which amount is payable on the date Tenant executes this Lease.
2.17.Parking Pass Ratio: Two (2) unreserved parking passes for every 1,000 rentable square feet of the Premises, subject to the terms of Article 11 of the Lease. Said parking ratio includes all spaces within the Project, including without limitation reserved, unreserved, handicap, and visitor parking spaces, and is subject to temporary interruptions in connection with Landlord’s continued development of the Project. All unreserved parking shall be provided on a free and unassigned basis (i.e., first come, first served).
3.Lease Term.
3.1.Description of Lease Term. The Lease Term shall commence on the “Lease Commencement Date”, and shall expire on the “Initial Expiration Date”, subject to (i) any extension rights described in Paragraph 3.2, below, and (ii) earlier termination by Landlord, as provided in this Lease. The term “Expiration Date”, as used in this Lease, shall mean the Initial Expiration Date, any earlier date upon which this Lease is terminated by Landlord, as provided below, or if the Lease Term is extended pursuant to Paragraph 3.2, below, then the last day of any exercised Extension Term.
3.2.Extension Rights. Tenant shall, subject to all of the provisions of this Paragraph 3.2 (including all subparagraphs hereof), have the option to extend the Lease Term (the “Option to Extend”) for one (1) additional term(s) of five (5) years (the “Extension Term”), provided Tenant is in occupancy of not less than 75% of the Premises at the time of exercise of the Option to Extend and Tenant gives Landlord written notice via overnight nationally-recognized courier (such as FedEx or UPS), with signature acknowledgement by recipient required, of its election to exercise the Option to Extend no less than 9 months and no more than 12 months prior to the then applicable Expiration Date. Such notice will constitute Tenant’s irrevocable election to exercise the Option to Extend and may not subsequently be revoked by Tenant except as provided below. Time is of the essence with respect to the timing of such requirement to give notice to Landlord.
3.2.1.Restrictions on Transferability of Option. The Option to Extend is personal to the Tenant originally named in this Lease or any Permitted Transferee (as defined below) and may not be exercised by anyone other than such originally named Tenant or a Permitted Transferee.
3.2.2.Conditions Terminating Tenant’s Rights to Exercise Option. Tenant shall not have the right to exercise the Option to Extend, notwithstanding anything set forth above to the contrary: (a) during any period of time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provision of this Lease (after giving effect to any applicable cure period) and continuing until the default alleged in said notice is cured; (b) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid; or (c) in the event that Landlord has given to Tenant two or more notices of default or two or more late charges have become payable under this Lease during the 12-month period prior to the time that Tenant attempts to exercise the Option to Extend. The period of time within which the Option to Extend may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Option to Extend because of the foregoing provisions of this Paragraph 3.2.2, even if the effect thereof is to eliminate Tenant’s right to exercise the Option to Extend.
3.2.3.Conditions Terminating Tenant’s Option Rights. All rights with respect to the Option to Extend (including rights as to subsequent Extension Terms, if any) shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option to Extend, if, after such exercise, but prior to the commencement of the Extension Term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten days after such obligation became due (without imposing any obligation on the part of Landlord to give notice thereof to Tenant); (b) Tenant fails to cure a non-monetary default within 30 days (or such longer period as may otherwise be applicable under this Lease) after the date the Landlord gives notice to Tenant of such default or (c) Landlord gives to Tenant
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two or more notices of default or two or more late charges become payable for any monetary defaults, whether or not such defaults are cured.
3.2.4.Terms and Conditions of Extension of Lease Term. If Tenant duly and timely exercises the Option to Extend, then this Lease shall remain in full force and effect for such additional five (5) year period, except that the Basic Monthly Rent will adjust as of the first day of the Extension Term such that for the first year of the Extension Term the Basic Monthly Rent shall be equal to the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term and determined pursuant to Paragraph 3.2.5, below (the “Then-Prevailing Rate”). The Basic Monthly Rent will thereafter be adjusted in accordance with the provisions of attached Addendum No. 1.
3.2.5.Determination of Then-Prevailing Rate. If Tenant exercises the Option to Extend, then Landlord shall, within 15 business days of receipt of Tenant’s written notice of exercise, provide Tenant with written notice of the Then-Prevailing Rate and the calculation of the new Basic Monthly Rent to be effective during the first year of the Extension Term. Tenant shall have ten business days from the date of Landlord’s notice in which to (a) accept Landlord’s determination of the Then-Prevailing Rate, (b) revoke Tenant’s election to exercise the Option to Extend, in which case Tenant’s Ooption to Extend shall be null and void or (c) dispute Landlord’s determination of the Then-Prevailing Rate. If Tenant fails to notify Landlord, in writing, of its disagreement with Landlord’s determination of the Then-Prevailing Rate within such ten business day period, then Tenant will be deemed to have accepted Landlord’s determination and Landlord’s determination shall be binding on both parties. If Tenant disputes such determination, then its notice to Landlord disputing such determination must set forth Tenant’s determination of the Then-Prevailing Rate. Upon receipt of Tenant’s notice, Landlord and Tenant shall promptly meet and, in good faith, attempt to agree upon the Then-Prevailing Rate. If Landlord and Tenant are unable to reach agreement upon the Then-Prevailing Rate within 30 days of the date of Landlord’s receipt of Tenant’s dispute notice, then the parties shall promptly submit such dispute to the Bellevue office of the American Arbitration Association (the “AAA”), or its successor, for resolution before a single arbitrator (who must have at least ten years’ experience in the King County commercial real estate market as a real estate broker or MAI appraiser) in accordance with Real Estate Industry Arbitration Rules of the AAA. Within ten days of the commencement of the arbitration, Landlord and Tenant shall each provide the arbitrator with their respective written determination of the Then-Prevailing Rate—which determination need not be the same determination previously made by such party in any notice given under this Paragraph and will not be disclosed by the arbitrator until both parties have submitted their respective written determinations. The arbitrator’s sole authority will be to select which of Landlord’s or Tenant’s respective written determinations of the Then-Prevailing Rate most closely approximates the then prevailing base rental rate (taking into consideration tenant improvement and similar refurbishment or construction allowances, free rent, or similar lease concessions) for new and renewal leases of comparable Class A office space in the Bellevue CBD submarket, as projected for the first day of the applicable Extension Term; provided, however, if either party fails to timely submit such a written determination to the arbitrator, then the arbitrator shall use the written determination of such party that was set forth in the notices described above in making such selection. In no event may such arbitrator select any amount as the Then-Prevailing Rate other than either Landlord’s determination or Tenant’s determination. The decision of the arbitrator shall be binding upon all parties and the cost of the arbitration shall be split equally between Landlord and Tenant.
4.Delivery of Possession.
4.1.Premises Delivery Requirements. Prior to the tender of possession of the Premises to Tenant, Landlord, at its cost, shall cause all HVAC, plumbing, electrical and mechanical systems to be in good working order. Landlord’s tender of possession of the Premises shall be deemed to have occurred upon Tenant’s written acknowledgement that Landlord’s Work has been Substantially Completed (which shall not be withheld for unfinished minor “punchlist” items) and is free from material defects and that all HVAC, plumbing, electrical and mechanical systems are in good working order (which acknowledgement shall not be unreasonably withheld or delayed) following Landlord’s notification to Tenant (which notification may be telephonic, by written notice, or by electronic
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transmission—such as by facsimile or e-mail) that possession of the Premises is available to Tenant, and instructing Tenant that Tenant may obtain the keys to the Premises from Landlord’s offices. Tenant’s refusal to accept such tender (or avoidance thereof) shall not affect the Lease Commencement Date or delay the Rent Commencement Date and such date will be calculated as if no such refusal or avoidance had occurred. In no event shall the Rent Commencement Date, as applicable, occur prior to Tenant having given its written acknowledgement that Tenant agrees that all HVAC, plumbing, electrical and mechanical systems are in good working order; provided, Tenant shall not unreasonably withhold such written acknowledgement.
4.2.Definition of Substantial Completion. For purposes of this Lease, the term “Substantially Complete” (and its grammatical variations, such as Substantial Completion) when used with reference to Landlord’s Work, will mean that Landlord’s Work has been completed in a defect-free manner to such an extent that Tenant can commence all work, if any, to be undertaken by Tenant, as described in Exhibit “C” to this Lease (the “Tenant’s Work”), without material delay or interference due to the completion of Landlord’s Work, or if no such Tenant’s Work is to be undertaken, then such term will mean completed to such an extent that the Landlord’s Work can be finally completed within 60 days and without material interference to Tenant’s occupancy and use of the Premises.
4.3.Final Completion. Except for any items set forth on a written, detailed “punch-list” of excepted items delivered to Landlord upon the Lease Commencement Date, Tenant shall, upon giving the written acknowledgement described in Paragraph 4.1 above, be deemed to have (i) thoroughly inspected the Premises, and determined that, to the best of Tenant’s knowledge, the Premises comply with all applicable laws and ordinances, and that the Premises are in first-class condition and repair, (ii) acknowledged that Landlord’s Work has been Substantially Completed, (iii) accepted the Premises in its then as-is condition with no right to require Landlord to perform any additional work therein, except as set forth on the punch list, and (iv) waived any express or implied warranties regarding the condition of the Premises, including any implied warranties of fitness for a particular purpose or merchantability.
5.Use of Premises and Common Areas.
5.1.Permitted Use of Premises. Tenant may use the Premises for the Permitted Use specified in the Principal Lease Provisions and for no other use without Landlord’s consent. Any change in the Permitted Use will require Landlord’s prior written consent, which consent may be granted or withheld in Landlord’s sole and exclusive discretion.
5.2.Compliance with Laws. Landlord covenants that the Premises will comply with all applicable statues, codes, ordinances, orders, Rules and Regulations of any municipal of governmental entity whether in effect now or later, including ADA (as defined below) (collectively, “Laws”) as of the Lease Commencement Date. Thereafter, Tenant shall comply with all Laws concerning the Premises and/or Tenant’s use of the Premises, including without limitation the obligation at Tenant’s sole cost to alter, maintain, or restore the Premises in compliance with all applicable laws, even if such Laws are enacted after the date of this Lease, and even if compliance entails costs to Tenant of a substantial nature. Such obligation to comply with Laws shall include without limitation compliance with Title III of the Americans With Disabilities Act of 1990 (42 U.S.C. 12181 et seq.) (the “ADA”) as to any alterations, modifications or improvements to or use of the Premises made by Tenant. In addition to the foregoing obligations of Tenant relative to the Premises, if Tenant’s particular use of the Premises (including the commencement of any Alterations, as defined below) results in the need for modifications or alterations to any other portion of the Project in order to comply with the ADA or other Laws, then Tenant shall additionally be responsible, upon demand, for the cost of such modifications and alterations plus a supervisory fee of three percent of such cost payable to Landlord. Each of Landlord and Tenant shall indemnify, defend, and hold the other (and its partners, members, shareholders, directors, officers, employees, agents, assigns, and any successors) harmless from and against any and all losses, costs, demands, damages, expenses (including reasonable attorneys’ fees), claims, causes of action, judgments, penalties, fines, or liabilities, arising from the indemnifying party’s failure to perform its obligations under this Paragraph including, without limitation, (i) any costs, expenses, and liabilities incurred by the indemnified party in connection with responding to any demand by any governmental authority to undertake any modifications or alterations to the Premises required by the ADA or similar Laws as a result of the indemnifying party’s failure to perform its obligations under this Paragraph, and (ii) any
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attorneys’ fees, costs, expenses, and liabilities incurred by the indemnified party in responding to, defending, pursuing, or otherwise being involved with any action, suit, or proceeding arising out of any claim relating to the non-compliance of the Premises with the ADA as a result of the indemnifying party’s failure to perform its obligations under this Paragraph. Landlord additionally agrees to indemnify Tenant for any claims arising from any violation of the Common Areas of the ADA or other applicable Laws.
5.3.Condition During Periods of Non-Use. During any period of time in which Tenant has vacated the Premises, Tenant shall take such measures as may be necessary or desirable, in Landlord’s reasonable opinion, to secure the Premises from break-ins and use by unauthorized persons, to minimize the appearance of non-use, and to otherwise maintain the interior and exterior portions of Tenant’s Premises, including all windows and doors, in first class condition.
5.4.Use of Common Areas. Tenant’s use of the Common Areas shall at all times comply with the provisions of all Rules (as defined below) regarding such use as Landlord may from time to time adopt. In no event shall the rights granted to Tenant to use the Common Areas include the right to store any property in the Common Areas, whether temporarily or permanently. Any property stored in the Common Areas may be removed by Landlord and disposed of, and the cost of such removal and disposal shall be payable by Tenant to Landlord upon demand. Additionally, in no event may Tenant use any portion of the Common Areas for loading, unloading, or parking, except in those areas specifically designated by Landlord for such purposes, nor for any group social event, sidewalk sale, employment fair or similar commercial or unauthorized purpose.
5.5.General Covenants and Limitations on Use. In addition to the Rules, Tenant’s and Tenant’s Invitees’ (as defined below) use of the Premises and the Project, will be subject to the following additional general covenants and limitations on use.
5.5.1.Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s use of the Premises, Tenant shall pay the amount of such increase to Landlord, within ten days after Landlord delivers to Tenant reasonably documentary evidence of such increase.
5.5.2.No noxious or unreasonably offensive activity shall be carried on, in or upon the Premises by Tenant or Tenant’s Invitees, nor shall anything be done or kept in the Premises which may be or become a public nuisance or which may cause unreasonable embarrassment, disturbance, or annoyance to others in the Project, or on adjacent or nearby property. To that end, Tenant additionally covenants and agrees that no light shall be emitted from the Premises which is unreasonably bright or causes unreasonable glare; no sounds shall be emitted from the Premises which are unreasonably loud or annoying; and no odor shall be emitted from the Premises which is or might be noxious or offensive to others in the Building, on the Project, or on adjacent or near-by property.
5.5.3.No unsightliness shall be permitted in the Premises which is visible from the Common Areas. Without limiting the generality of the foregoing, all equipment, objects, and materials shall be kept enclosed within the Premises and screened from view or in Common Areas trash enclosures; no refuse, scraps, debris, garbage, trash, bulk materials, or waste shall be kept, stored, or allowed to accumulate except as may be properly enclosed within appropriate containers in the Premises and promptly and properly disposed of.
5.5.4.The Premises shall not be used for sleeping or washing clothes, nor shall the Premises be used for cooking or the preparation, manufacture, or mixing of anything that might emit any offensive odor or objectionable noises or lights onto the Project or nearby properties.
5.5.5.All pipes, wires, conduit, cabling, poles, antennas, and other equipment/facilities for or relating to utilities, telecommunications, computer equipment, or the transmission or reception of audio or visual signals must be kept and maintained enclosed within the Premises (except to the extent included as part of Landlord’s Work, Tenant’s Work, or otherwise approved by Landlord).
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5.5.6.Tenant shall not keep or permit to be kept any bicycle, motorcycle, or other vehicle, nor any animal (excluding service animals), bird, reptile, or other exotic creature in the Premises.
5.5.7.Neither Tenant nor Tenant’s Invitees shall do anything that will cause damage or waste to the Project. Neither the floor nor any other portion of the Premises shall be overloaded. Tenant shall be responsible for all structural engineering required to determine structural load for items placed in the Premises by Tenant. Tenant shall fasten all files, bookcases, and like furnishings to walls in a manner to prevent tipping over in the event of earth movements. Landlord shall not be responsible for any damage or liability for such events. No machinery, equipment, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake all or any part of the Project or be allowed to interfere with the equipment of any other tenant within the Project (or other property owned by Landlord or its affiliates), including, without limitation, interference with transmission and reception of telephone, telecommunications, television, radio, or similar signals.
5.6.Access Rights. Tenant will have 24 hour-a-day, seven day-a-week access to the Building and the Premises commencing no later than the Lease Commencement Date. Notwithstanding the foregoing, no failure of such access rights will constitute an eviction (constructive or otherwise) or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease; except that Tenant shall be entitled to equitable abatement of its Rent (as defined below) obligations hereunder to the extent such lack of access is due to Landlord’s gross negligence, intentional misconduct or failure to perform an obligation under this Lease and continues for a period in excess of three business days. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish access under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of access.
5.7.Remedies for Breach. In the event of any breach of this Paragraph 5 by Tenant or Tenant’s Invitees, Landlord, at its election and in addition to its other rights and remedies under this Lease, may pay the cost of correcting such breach and Tenant shall immediately, upon demand, pay Landlord the cost thereof, plus a supervisory fee in the amount of ten percent of such cost.
6.Security Deposit.
6.1.Security Deposit. Upon mutual execution of this Lease, Tenant shall deposit with Landlord good funds in the amount of the Security Deposit (if any) set forth in the Principal Lease Provisions, to secure the performance by Tenant of its obligations under this Lease, including without limitation Tenant’s obligations (i) to pay Basic Monthly Rent and Additional Rent (as defined below), (ii) to repair damages to the Premises and/or the Project caused by Tenant or Tenant’s agents, employees, contractors, licensees, and invitees (collectively, “Tenant’s Invitees”), (iii) to surrender the Premises in the condition required by Paragraph 24, below, and (iv) to remedy any other defaults by Tenant in the performance of any of its obligations under this Lease. If Tenant commits any default under this Lease, Landlord may, at its election, use funds from the Security Deposit to pay the reasonable cost of curing such default, and to compensate Landlord for all damages actually suffered by Landlord which are directly attributable to such default, including, without limitation, reasonable attorneys’ fees and costs incurred by Landlord. Upon demand by Landlord, Tenant shall promptly pay to Landlord a sum equal to any portion of the Security Deposit so used by Landlord, in order to maintain the Security Deposit in the amount set forth in the Principal Lease Provisions above (subject to increase as set forth below). Within 30 days following the Expiration Date or earlier termination of this Lease, Landlord shall deliver to Tenant, at Tenant’s last known address, any portion of the Security Deposit not used by Landlord, as provided in this Paragraph. Landlord may commingle the Security Deposit (and any advance Rent received by Landlord) with Landlord’s other funds and Landlord shall not pay interest on such Security Deposit to Tenant. Tenant waives the provisions of any similar principals of law with respect to Landlord’s ability to apply the Security Deposit against future rent damages. Furthermore, upon lawful termination of the Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the Security Deposit against damages without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by a court.
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7.Rent and Rent Adjustments.
7.1.Basic Monthly Rent. Tenant shall pay to Landlord as minimum monthly rent, without deduction, setoff, prior notice, or demand, the Basic Monthly Rent described in the Principal Lease Provisions (subject to adjustment as provided in the attached Addendum No. 1), in advance, on or before the first day of each calendar month, beginning on the Rent Commencement Date and thereafter throughout the Lease Term. If the Rent Commencement Date is other than the first day of a calendar month, then the Basic Monthly Rent payable by Tenant for the second month of the Lease Term following the Rent Commencement Date shall be prorated on the basis of the actual number of days during the Lease Term occurring during the first partial calendar month thereof.
7.2.Rental Adjustments. The Basic Monthly Rent shall be increased periodically in accordance with the provisions of attached Addendum No. 1 to this Lease.
7.3.Additional Rent. In addition to paying the Basic Monthly Rent pursuant to this Paragraph 7, Tenant shall pay to Landlord (in accordance with Paragraph 8 below), commencing on January 1, 2022, Tenant’s Share (as defined below) of the annual Operating Expenses (as defined below) that are in excess of the Operating Expenses applicable to the Base Year. The amounts payable pursuant to this Paragraph, together with all other amounts of any kind (other than Basic Monthly Rent) payable by Tenant to Landlord under the terms of this Lease, are collectively and individually referred to in this Lease as “Additional Rent”.
7.4.General Rental Provisions. All “Rent” (which includes Basic Monthly Rent and all Additional Rent hereunder) shall be paid to Landlord at the same address as notices are to be delivered to Landlord pursuant to the Principal Lease Provisions, as Landlord may change such address from time to time pursuant to the terms of this Lease. The parties agree that they have had the opportunity to verify the Rentable Square Footage of the Premises and agree that the Rentable Square Footage of the Premises set forth in the Principle Lease Provisions shall be conclusive for all purposes of this Lease.
8.Additional Rent.
8.1.Definitions. The following definitions apply throughout this Lease):
8.1.1.Operating Expenses. Subject to the Excluded Costs (as defined below) relating to the Project, the term “Operating Expenses” means all expenses, costs, and amounts of every kind or nature that Landlord pays or incurs because of or in connection with the ownership, operation, management, maintenance, or repair of the Building, Common Areas-and Project. Operating Expenses include, without limitation, the following amounts paid or incurred by Landlord relative to the Building, Common Areas and Project: (a) the cost of supplying utilities to all portions of the Project (other than tenant suites), including without limitation water, waste deposit, power, electricity, heating, ventilation, and other utilities, including, without limitation, heating and condenser water to facilitate the production of air conditioning (collectively, “HVAC”) (b) Tax Expenses and Insurance Expenses (as such terms are defined below), (c) the cost of providing janitorial services, window washing services and of operating, managing, maintaining, and repairing all building systems, including without limitation utility, mechanical, sanitary, storm drainage, and elevator systems, and the cost of consumable materials, supplies, tools, and equipment, as well as maintenance and service contracts in connection with those systems, (d) the cost of licenses, certificates, permits, and inspections relating to the operation of the Project, (e) the cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses, (f) the cost of maintenance, repair, and restoration of any parking areas or structures, including, without limitation, resurfacing, repainting, restriping, and cleaning costs, (g) fees, charges, and other costs, including administrative, management fees and accounting costs (or amounts in lieu of such fees), whether paid to Landlord, an affiliate of Landlord’s, or a third party, consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Project, (h) wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, repair, or security of the Project plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits; provided that if any of Landlord’s employees provide services for
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more than one project of Landlord’s, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Project will be included in the Operating Expenses, (i) payments under any easement, CC&Rs, license, operating agreement, declaration, restrictive covenant, or other instrument relating to the sharing of costs affecting the Project, (j) amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its “reference rate” (or a comparable rate selected by Landlord if such reference rate ceases to be published) plus three percentage points per annum) of the cost of acquiring, or the cost of renting, personal property used in the maintenance, repair, and operation of the Project, (k) reasonable reserves (it being acknowledged, that, among other amounts, any amount of reserves required by any holder of a deed of trust or mortgage encumbering the Project (“Lender”), will be deemed reasonable), (I) fees and expenses for consultants retained, from time to time, by Landlord for the purposes of energy conservation, waste treatment, and water recycling and for the costs of any capital improvements, equipment or devices installed or paid for by Landlord or, at Landlord option, an annual amount sufficient, on the basis of Landlord’s experience or reasonable estimate, to establish in advance of the time for such installation a reserve to fund said costs, in order (i) to conform with any change in laws, rules, regulations or requirements of any governmental or quasi-governmental authority having jurisdiction or of the board of fire underwriters or similar insurance body or, (ii) to effect a labor saving, energy saving, or other economy (including, without limitation, as related to water recycling, waste treatment, and energy generation), amortized over the useful life of such capital improvement, equipment, or device (as reasonably determined by Landlord), (m) the cost of maintenance of all heating, ventilating and air condition systems relating to individual premises and/or the Common Areas, other than HVAC systems exclusively serving other tenants’ premises that are directly paid for, or reimbursed, by such other tenants, (n) reasonable allocation of costs to provide and operate free or discounted visitor parking for the Project, (o) depreciation or rental costs on personal property and equipment used in the management, operation, or maintenance of the Project which is or should be capitalized on the books of Landlord, and (p) any other costs, charges, and expenses that under generally accepted accounting principles would be regarded as management, maintenance, and operating expense. All capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph (j) of this Paragraph) over their useful life, as reasonably determined by Landlord’s certified public accountant. The preceding list is for definitional purposes only and does not impose any obligation on Landlord to incur such expenses to provide such services.
8.1.2.Excluded Costs. “Excluded Costs” means the following expenses, as they relate to the Operating Expenses: (i) depreciation, principal, interest, and fees on mortgages or ground lease payments, except as otherwise provided herein, (ii) legal fees incurred in negotiating and enforcing tenant leases, disputes with other tenants, (iii) real estate brokers’ leasing commissions and advertising costs in connection with leasing space in the Project, (iv) improvements or alterations to tenant spaces in the Project, (v) the cost of providing any service directly to and paid directly by a single individual tenant, or costs incurred for the benefit of a single tenant, (vi) costs of any items to the extent Landlord actually receives reimbursement therefor from insurance proceeds, under warranties, or from a tenant or other third party (such costs shall be excluded or deducted – as appropriate – from Operating Expenses in the year in which the reimbursement is received), or which are paid out of reserves previously included in Operating Expenses, (vii) costs incurred due to Landlord’s breach of a law or ordinance (including costs incurred by Landlord to cause the Premises or Building to comply with ADA or to abate Prohibited Substances to the extent that Landlord is required to do so under this Lease), (viii) repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord’s employees, agents, or contractors, (ix) capital expenses other than those specifically included in the definition of Operating Expenses, (x) charitable or political contributions and membership fees or other payments to trade organizations, (xi) costs of Landlord’s Work which are to be borne by Landlord pursuant to attached Exhibit “C”, if any (xii) rent and similar charges for Landlord’s on-site management office and/or leasing office or any other offices of Landlord or its affiliates (xiii) Landlord’s general overhead expenses not related to the Project.
8.1.3.Expense Year. “Expense Year” means the Base Year, and each calendar year after the Base Year, in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.
8.1.4.Tenant’s Share. “Tenant’s Share” means a fraction, the numerator of which is the total aggregate Rentable Square Feet of the Premises, and the denominator of which is
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497,049. As of the Lease Commencement Date, Tenant’s Share will be 3.67%. If either the Premises or the Building are expanded or reduced, Tenant’s Share shall be appropriately adjusted. Tenant’s Share for the Expense Year in which any such change occurs shall be determined on the basis of the number of days during the Expense Year in which each such Tenant’s Share was in effect.
8.2.Adjustment of Operating Expenses. Operating Expenses shall be adjusted as follows:
8.2.1.Gross Up Adjustment When a Project is Less Than Fully Occupied. If the occupancy of the total Rentable Square Footage of completed, partially occupied buildings within the Building during any part of any Expense Year (including the Base Year) is less than 95%, Landlord shall make an appropriate adjustment to the variable components of the Operating Expenses for that Expense Year, as estimated by Landlord in its sole discretion using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been 95% occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this Paragraph 8.2. “variable components” include only those component expenses that are affected by variations in occupancy levels, such as nightly janitorial service or water usage.
8.2.2.Deleted.
8.2.3.Adjustment When Landlord Does Not Furnish a Service to All Tenants. If, during any part of any Expense Year (including the Base Year), Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during such period if Landlord had furnished such service or work to that tenant.
8.2.4.Additional Costs. If due to a change in the types of costs being incurred by Landlord as Operating Expenses (such as, for example, the commencement or cessation of security services—but not a mere change in how a particular cost is handled—such as going from an in-house to an outside landscaping service), the Base Year Operating Expenses need to be adjusted to eliminate the effect of such change, Landlord shall reasonably adjust the Base Year Operating Expenses and notify Tenant of such change in writing. Furthermore, Landlord shall have the right to reasonably decrease the amount of the Base Year Operating Expenses for purposes of calculating Increased Operating Expenses to eliminate the effect of abnormally high costs, or unusual costs, of a particular type or types (such as, by way of example, abnormally high energy costs associated with the “energy crisis” of 2001) occurring during the Base Year. There shall be no cap on Operating Expenses.
8.2.5.Common Areas. Landlord may elect to partition/separate portions of the Common Areas of the Project such that the Operating Expenses, Tax Expenses, and Insurance Expenses associated with such partitioned Common Areas are allocated to particular buildings or parcels within the Project.
8.2.6.Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Operating Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.
8.3.Tax Expenses. “Taxes” means and refers to all federal, state, county, or local government or municipal taxes, school taxes, sewer rates, fees, charges, or other impositions of every kind or nature, whether general, special, ordinary, or extraordinary. Taxes include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and personal property taxes imposed on Landlord’s fixtures, machinery, equipment, apparatus, systems, appurtenances, and other personal property used in connection with the Project or the Building, as the case may be, along
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with reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce real property taxes. Notwithstanding the foregoing, the following shall be excluded from Taxes: (a) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state, and local income taxes, and Washington State business and occupation tax and any other taxes applied or measured by Landlord’s general or net income and (b) personal property taxes attributable to property owned or installed by or for other tenants of the Project; “Tax Expenses” means the sum of all Taxes that are paid or incurred by Landlord because of or in connection with the ownership, leasing, and/or operation of the Project from time to time.
8.4.Calculation and Payment of Operating Expenses. Tenant’s Share of the increased Operating Expenses shall be calculated and paid as follows:
8.4.1.Calculation of Excess. If Operating Expenses for any Expense Year occurring after the Base Year exceeds the amount of Operating Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to Tenant’s Share of that excess, in the manner stated below.
8.4.2.Statement/Payment of Operating Expenses. Tenant shall pay to Landlord, on the first day of each calendar month commencing January 1, 2022, as Additional Rent, without notice, demand, offset, or deduction (except as provided below), an amount (“Tenant’s Monthly Payment”) equal to one-twelfth of Tenant’s Share of the amount by which the Operating Expenses for each Expense Year following the Base Year exceed the Base Year Operating Expenses (such excess being referred to herein as the “Increased Operating Expenses”), as estimated (and subsequently reconciled) by Landlord in the most recently delivered Estimated Statement (as defined below). Landlord shall deliver to Tenant, prior to the commencement of each Expense Year following the Base Year during the Lease Term, a written statement (“Estimated Statement”) setting forth Landlord’s estimate of the Operating Expenses and Increased Operating Expenses allocable to the ensuing Expense Year, and Tenant’s Share of such Increased Operating Expenses. Landlord may, at its option, during any Expense Year, deliver to Tenant a revised Estimated Statement, revising Landlord’s estimate of the Operating Expenses and Increased Operating Expenses, in accordance with Landlord’s most current estimate. Within approximately 90 days after the end of each Expense Year during the Lease Term, Landlord shall deliver to Tenant a written statement (“Actual Statement”) setting forth the actual Operating Expenses allocable to the preceding Expense Year. Tenant’s failure to object to Landlord regarding the contents of an Actual Statement, in writing, within 90 days after delivery to Tenant of such Actual Statement, shall constitute Tenant’s absolute and final acceptance and approval of the Actual Statement. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year exceeds Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then such excess will be credited against future Tenant’s Monthly Payments, unless such Expense Year was the Expense Year during which the Lease Expiration Date occurs (the “Last Calendar Year”), in which event either (i) such excess shall be credited against any then outstanding monetary obligation of Tenant under this Lease, or (ii) if there are no such monetary obligations, then Landlord shall promptly pay to Tenant such excess. If the sum of Tenant’s Monthly Payments actually paid by Tenant during any Expense Year is less than Tenant’s Share of the actual Increased Operating Expenses allocable to such Expense Year, then Tenant shall, within ten days of delivery of the Actual Statement, pay to Landlord the amount of such deficiency. Landlord’s delay in delivering any Estimated Statement or Actual Statement will not release Tenant from its obligation to pay any Tenant’s Monthly Payment or any such excess upon receipt of the Estimated Statement or the Actual Statement, as the case may be. The references in this Paragraph to the actual Increased Operating Expenses allocable to an Expense Year, shall include, if such Expense Year is the Last Calendar Year, the actual Increased Operating Expenses allocable to the portion of such year prior to the Lease Expiration Date, calculated on a pro rata basis, without regard to the date of a particular expenditure. The provisions of this Paragraph 8.4 shall survive the termination of this Lease, and even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid by Tenant pursuant hereto and conversely any overpayment made in Tenant’s estimated payments shall be immediately rebated by Landlord to Tenant.
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8.5.Landlord’s Books and Records. If Tenant disputes the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, Tenant may, upon at least five business days’ notice to Landlord, request an opportunity to inspect and audit Landlord’s records and supporting documentation regarding such Actual Statement. Such inspection and audit must be commenced by an independent certified public accountant within 180 days of the date Tenant received the Actual Statement, shall be at Tenant’s sole cost and expense (except as provided below), and Landlord shall, at its election, either provide copies of such records and supporting documentation to Tenant or make such records and supporting documentation available to Tenant for its inspection at Landlord’s business office during normal business hours. If Tenant fails to dispute the amount of Additional Rent stated in an Actual Statement within 90 days of Tenant’s receipt thereof, or Tenant’s audit fails to disclose a discrepancy in such Actual Statement within 210 days after Tenant’s receipt of the Actual Statement in question, then the Actual Statement will be deemed binding on Tenant. If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein) that Tenant was overcharged relative to the Operating Expenses, such overcharge shall entitle Tenant to a credit against its next payment of Operating Expenses in the amount of the overcharge plus, in the case of an overcharge exceeding three percent of the Operating Expenses, the reasonable third party costs of such audit (and if such credit occurs following the expiration of the Lease Term, Landlord shall promptly pay the amount of such credit to Tenant). If it is determined as a result of Tenant’s timely audit of Landlord’s records (and Landlord’s certified public accountant’s concurrence therein), or otherwise, that Tenant was undercharged relative to the Operating Expenses, Tenant shall, within ten days of written demand, pay such undercharge to Landlord.
9.Utilities and Services.
9.1.Tenant’s Utility Costs. Except as provided below, Tenant shall pay when due all bills for gas, electricity, and other utilities used at the Premises on and after the Rent Commencement Date and through and including the Expiration Date.
9.2.Standard Tenant Services. Subject to the terms and conditions contained herein, Landlord shall provide the following services during the Lease Term.
9.2.1.Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide HVAC when necessary for normal comfort for normal office use in the Premises during Building Standard Operating Hours.
9.2.2.Landlord shall provide adequate electrical wiring and facilities for connection to Tenant’s lighting fixtures and incidental use equipment, provided that (i) the connected electrical load of the incidental use equipment does not exceed an average of four (4) watts per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for incidental use equipment will be at a nominal one hundred twenty (120) volts and no electrical circuit for the supply of such incidental use equipment will require a current capacity exceeding twenty (20) amperes, and (ii) the connected electrical load of Tenant’s lighting fixtures does not exceed an average of one (1) watt per usable square foot of the Premises during Standard Building Operating Hours, calculated on a monthly basis, and the electricity so furnished for Tenant’s lighting will be at a nominal two hundred seventy-seven (277) volts, which electrical usage shall be subject to applicable laws and regulations. Subject to the foregoing limitations regarding the electrical wiring and facilities to be provided by Landlord, Landlord shall only provide electricity for Tenant’s lighting fixtures during the Building Standard Operating Hours. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.
9.2.3.Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas and the Premises.
9.2.4.Landlord shall provide five day per week ordinary and customary, basic janitorial services in and about the Premises in a manner consistent with other comparable buildings in the vicinity of the Building. Landlord shall not be required to provide janitorial services to above-Project-standard improvements installed in the Premises including but not limited to metallic trim, wood floor covering, glass panels, interior windows, kitchen/dining areas, executive washrooms, or shower facilities.
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Any janitorial services required by Tenant and provided by Landlord in excess of such ordinary and customary, basic janitorial services shall be separately paid for by Tenant, as Additional Rent, within ten days of written demand.
9.2.5.Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Standard Operating Hours, shall have one elevator available at all other times, including on the holidays, and shall provide nonexclusive, non-attended automatic passenger escalator service during Building Standard Operating Hours only.
9.2.6.Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.
Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical, and plumbing systems. Notwithstanding the foregoing, Tenant shall be responsible for all installation and recurring costs associated with utilities services at the Premises.
9.3.Over-Standard Tenant Use. Tenant shall not exceed the rated capacity of the Building’s electrical and other utility systems, which systems will be consistent in capacity with other first class office buildings built at or about the same time as the Building. In the event of any damage to any of the Project’s systems caused by Tenant’s use thereof in excess of ordinary and customary usage for a professional office. Tenant shall be responsible for all costs and expenses incurred by Landlord as a result of such over-use. In addition, if Tenant requires any utilities or services described in this Paragraph 9, which are to be provided by Landlord, in excess of the standard levels being provided by Landlord, or during hours other than Building Standard Operating Hours, Landlord shall have the right to impose reasonable restrictions on such usage and/or commercially reasonable charges therefor. The initial charge to Tenant for heating and air conditioning during hours other than Building Standard Operating Hours will be $50.00 per hour (or portion thereof), subject to increase over the Lease Term, including the Extension Term, if any. Such charges are Additional Rent relative to the provision of such services and are not an offset to any Operating Expenses.
9.4.Conduit and Wiring. Installation of all types of conduit and wiring exclusively serving the Premises (other than as part of Landlord’s Work), including but not limited to Tenant’s Work, is subject to the requirements of Paragraph 22, below, Exhibit “C”, and the Landlord’s reasonable approval of the location, manner of installation, and qualifications of the installing contractor. All such conduit and wiring will, at Landlord’s option, become Landlord’s property upon the expiration of the Lease Term. Upon expiration of the Lease Term, Landlord may elect by written notice delivered to Tenant prior to the Expiration Date to require Tenant to remove such conduit and wiring at Tenant’s expense and return the Premises and the Common Areas to their pre-existing condition. If Landlord constructs new or additional utility facilities, including without limitation wiring, plumbing, conduits, and/or mains, resulting from Tenant’s changed or increased utility requirements, Tenant shall on demand promptly pay (or advance) to Landlord the cost of such items as Additional Rent.
9.5.Utilities Generally. Tenant agrees that, except as provided below, Landlord will not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service. Such failure, delay, or diminution will not constitute an eviction or a disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except that Tenant will be entitled to an equitable abatement of Rent for the period of such failure, delay, or diminution to the extent such failure, delay, or diminution is (i) is directly attributable to Landlord’s gross negligence or intentional misconduct, (ii) prevents Tenant from using, and Tenant does not use, the Premises or the affected portion thereof for the conduct of Tenant’s business operations therein, (iii) Tenant was using the Premises or such affected portion for the conduct of Tenant’s business operations immediately prior to the failure, and (iv) such failure, delay, or diminution continues for more than two consecutive business days (or ten business days in any twelve month period) after delivery of written notice of such failure, delay, or diminution from Tenant to Landlord. Landlord will not be liable, under any circumstances, for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or
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incidental to a failure to furnish any of the utilities or services under this Paragraph. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of utilities or services. If any governmental authority having jurisdiction over the Project imposes mandatory controls, or suggests voluntary guidelines applicable to the Project, relating to the use or conservation of water, gas, electricity, power, or the reduction of automobile emissions, Landlord, at its sole discretion, may comply with such mandatory controls or voluntary guidelines and, accordingly, require Tenant to so comply. Landlord shall not be liable for damages to persons or property for any such reduction, nor shall such reduction in any way be construed as a partial eviction of Tenant, cause an abatement of Rent, or operate to release Tenant from any of Tenant’s obligations under this Lease, except as specifically provided in this Paragraph 9.5.
10.Maintenance.
10.1.Tenant’s Duties. Tenant shall at its sole cost maintain, repair, replace, and repaint, all in first class condition, the interior of the Premises, all building systems exclusively serving the Premises and located within the Premises or the walls of the Premises, and any damage to the Premises or the Project resulting from the acts or omissions of Tenant or Tenant’s Invitees Tenant shall maintain all communications conduit, equipment, and wiring serving the Premises, whether in the Premises or not (and specifically including all of Tenant’s Work and all wiring, equipment, and conduit located on the roof of the Building), regardless of the ownership of said conduit or wiring, subject to Landlord’s reasonable approval of Tenant’s maintenance/ repair contractor and manner of maintenance/repair. Notwithstanding anything to the contrary contained herein, Tenant shall pay any and all maintenance and recurring costs for supplemental HVAC units exclusively serving the Premises, or any portion thereof, upon presentation of invoice from Landlord. If Tenant fails to maintain, repair, replace, or repaint any portion of the Premises or the Project as provided above then following ten days’ written notice thereof to Tenant, Landlord may, at its election, maintain, repair, replace, or repaint any such portion of the Premises or the Project and Tenant shall promptly reimburse Landlord, as Additional Rent, for Landlord’s actual cost thereof, plus a supervisory fee in the amount of ten percent of Landlord’s actual cost. Notwithstanding the foregoing, if following Tenant’s payment (or performance) of its obligations under this Paragraph, Landlord receives payment from an insurer for such work, Tenant will be entitled to receive such proceeds (after Landlord has first been fully reimbursed for its costs and expenses relative thereto including Landlord’s costs and expenses in obtaining such proceeds) to the extent Tenant previously paid or incurred third party costs relative thereto.
10.2.Landlord’s Duties. Landlord shall maintain, repair, replace, and repaint, all in good order and condition, consistent with other first-class office buildings in the vicinity of the Building, the Common Areas and all portions of the interior and exterior of the Building and any other buildings in the Project (including, without limitation, all electrical, mechanical, plumbing, fire/life safety, and other building systems), except to the extent of Tenant’s obligations as set forth in Paragraph 10.1, above. Landlord’s failure to perform its obligations set forth above will not release Tenant of its obligations under this Lease, including without limitation Tenant’s obligation to pay Rent. If Landlord fails to perform any of its repair and maintenance obligations under this Paragraph 10.2 and such failure materially and adversely impairs Tenant’s ability to use and occupy the Premises for the Permitted Use, Tenant will have the right, to perform such repairs and/or maintenance to the extent necessary to enable Tenant to resume its use and occupancy of the Premises. Notwithstanding the foregoing, prior to exercising such right, Tenant must, except as provided below in connection with an emergency, have given Landlord at least 30 days’ prior written notice of the nature of the problem and Tenant’s intention to exercise its rights under this Paragraph if such matter is not resolved within such 30-day period; provided, however, if the nature of the matter giving rise to such repair or maintenance obligation will reasonably require more than 30 days to remedy and Landlord is proceeding with due diligence to remedy such matter, then such 30 day period will be extended for such additional time as may be necessary for Landlord to complete such repairs or maintenance. Notwithstanding the preceding sentence, in the case of an emergency which poses an imminent threat of death, injury, or severe damage to persons or property, the required notice from Tenant may be provided orally rather than in writing and for such shorter period of time (i.e., less than 30 days) as Tenant, in the exercise of its reasonable judgment deems appropriate under the exigent circumstances (however, at a minimum, Tenant shall at least contact Landlord telephonically prior to commencing such work so that Landlord may, at its election, make arrangements to handle such emergency itself). If Landlord fails to fulfill its repair and maintenance obligations under
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this Paragraph, and as a result thereof Tenant exercises the foregoing right to correct such matter, then Landlord shall reimburse Tenant for the reasonable third-party costs incurred by Tenant to complete such repairs and/or maintenance within 30 days after receipt of Tenant’s written demand therefor, together with copies of the paid invoices evidencing the costs so incurred. Any such repairs or maintenance performed by Tenant, as permitted herein, must be performed in a good and workmanlike manner by licensed contractors. Under no circumstances may Tenant offset any amount it is owed by Landlord pursuant to this Paragraph (or otherwise) against any Rent obligation under this Lease. Costs incurred by Landlord in performing its obligations under this Paragraph shall be recoverable as Operating Expenses to the extent provided elsewhere in this Lease.
11.Parking.
11.1.General Parking Rights. Tenant shall have the right to rent from Landlord, commencing on the Lease Commencement Date, that number of parking passes determined by applying the Parking Pass Ratio set forth in Section 2.17 of the Principal Lease Provisions on a monthly basis throughout the Lease Term, which parking passes shall be for parking located in the Project parking facility (the “Parking Facility”). The location of the reserved parking spaces, if any, shall be designated by Landlord. For all such parking passes that are rented, Tenant shall pay to Landlord on a monthly basis the prevailing rate charged from time to time at the Parking Facility and such charges shall constitute Additional Rent. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the Parking Facility by Tenant. Tenant’s continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facility where the parking passes are located (including any sticker or other identification system established by Landlord and the prohibition of vehicle repair and maintenance activities in the Parking Facility), Tenant’s cooperation in seeing that Tenant’s Invitees also comply with such rules and regulations and Tenant not being in default under this Lease. Such rules and regulations may include, in Landlord’s sole discretion, rules limiting tenants of the Project (including, without limitation, Tenant) to the use of, or excluding the use of, certain parking spaces or certain portions of the Parking Facility in order to maintain the availability of accessible parking spaces for clients, guests, and invitees of tenants of the Project and rules limiting tenants of the Project (including without limitation Tenant), and their employees, to the use of a restricted number of parking spaces or a restricted area. If Tenant, or any of Tenant’s Invitees, fails to comply with any of Landlord’s rules or requirements (such as, by way of example, parking in areas designated as visitor parking only), then Landlord will have the right to either have such vehicles towed from the Project. Furthermore, Landlord shall have the right to immobilize such improperly parked vehicles by use of a “boot” or other device. Tenant’s use of the Parking Facility shall be at Tenant’s sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant or Invitees, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant’s or Tenant’s Invitees’ use of the Parking Facility. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Parking Facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord reserves the right to grant certain tenants in the Project the exclusive right to park in specified areas of the Parking Facility, to the exclusion of all other tenants. Tenant acknowledges that the exercise of the rights reserved to Landlord under this Paragraph may result in a decrease in the number of parking spaces (but not in the number of parking passes) available to Tenant and Tenant’s Invitees, and no such decrease shall affect Tenant’s obligations under this Paragraph or entitle Tenant to any abatement of Rent, provided the applicable parking ratio described in Section 2.17 above, is maintained or exceeded. Any parking passes rented by Tenant pursuant to this Article 11 are provided to Tenant solely for use by Tenant’s personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval. Tenant may validate visitor parking by such methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.
11.2.Parking Facility Operator. Landlord hereby reserves the right to enter into (or cause its affiliate to enter into) a management agreement or lease with an entity for all or any portion of the Parking Facility (a “Parking Facility Operator”). In such event, Tenant, upon request of Landlord,
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shall enter into a parking agreement with such Parking Facility Operator and, notwithstanding anything else herein to the contrary, Tenant shall pay such Parking Facility Operator, rather than Landlord (or its affiliates), the monthly charge established hereunder for the Spaces located in the portion of the Parking Facility covered by such parking agreement, and Landlord (and its affiliate) shall have no liability for claims arising through acts or omissions of any Parking Facility Operator unless caused by Landlord negligence or willful misconduct. It is understood and agreed that the identity of any Parking Facility Operator may change from time to time during the Term. In connection therewith, any parking lease or agreement entered into between Tenant and any Parking Facility Operator shall be freely assignable by such Parking Facility or any successors thereto.
12.Signs.
12.1.General Signage Conditions. Landlord may at any time change the name of either or both of the Building and/or the Project and install, affix, and maintain all signs on the exterior and interior of the Building and other buildings within the Project as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building or the Project. Subject to Tenant’s signage rights under Paragraph 12.2. below, Tenant may not place, construct, or maintain any sign, advertisement, awning, banner, or other exterior decoration (collectively, “sign”) inside or outside the Premises which is visible from the exterior of the Premises, or on the Building or any other portion of the Project, without Landlord’s prior written consent. Any sign that Tenant is permitted by Landlord to place, construct, or maintain in the Premises or on the Building or the Project (including pursuant to Paragraph 12.2. below) must comply with Landlord’s sign criteria applicable to the Project, including, without limitation, criteria relating to size, color, shape, graphics, and location (collectively, the “Sign Criteria”), and shall comply with all applicable laws, ordinances, CC&Rs (or similar recorded instruments), rules, or regulations, and Tenant shall obtain any approvals required by such laws, ordinances, CC&Rs (or similar recorded instruments), rules, and regulations. Landlord makes no representation or warranty with respect to Tenant’s ability to obtain any such approval. Tenant shall, at Tenant’s sole cost, make any changes to any sign, whether in the Premises or on the Building, as required by any new or revised applicable laws, ordinances, rules, or regulations or any changes in the Project Sign Criteria. Tenant shall, additionally, maintain, repair, and replace all of Tenant’s signs (including, specifically, those installed pursuant to Paragraph 12.2. below) in first class condition. Nothing contained in this Paragraph 12 will limit the Landlord’s right to grant signage rights to other tenants of the Building, or to affect the signage rights of any tenant of the Building.
12.2.Tenant’s Individual Signage Rights. Subject to compliance with the requirements of Paragraph 12.1, above, Tenant is hereby granted the following signage rights in/on the Building and at the Project.
12.2.1.Directory/Suite Signage. Tenant shall be entitled to be listed on all lobby directory signs and floor directory signs (as to those floors upon which the Premises are located), subject to prior approval of the Tenant’s graphics by Landlord, if applicable.
12.2.2.Full Floors. Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.
12.2.3.Building Directory. A building directory is located in the lobby of the Building. Tenant shall have the right, at Landlord’s sole cost and expense as to Tenant’s initial entry, to have Tenant’s name displayed on such directory.
12.2.4.Elevator Lobby Signage. Landlord shall, at Landlord’s sole cost and expense, display Tenant’s name on the elevator lobby directory located on the floor(s) on which the Premises are located.
13.Rules, Regulations, and Covenants. Tenant shall observe (and shall cause Tenant’s Invitees to observe) faithfully and comply strictly with any rules and regulations which Landlord may
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from time to time adopt for the Project (and provide Tenant with a copy of), as well as any recorded easement agreements, maintenance agreements, CC&Rs or like instruments affecting the Building and/or the Project, whether now existing or hereafter adopted or amended from time to time (all of the foregoing, collectively, “Rules”). Landlord has no duty or obligation to enforce any Rule against any other tenant, and Landlord will not be liable to Tenant for violation of any Rule by any other tenant, or any other tenant’s agents, employees, officers, independent contractors, customers, invitees, visitors, or licensees. Tenant acknowledges that Landlord reserves the right, from time to time, to enter into leases or other agreements by which Landlord agrees to restrict the use of all or any portion of the Project (including the Premises) from certain uses. All such leases and other agreements, whether now existing or entered into in the future, shall be binding upon Tenant and in no event shall Tenant utilize the Premises for any use so prohibited; provided, however, no such restriction may prevent Tenant from using the Premises for the Permitted Use.
14.Early Access/Insurance. If prior to the Lease Commencement Date Tenant is planning to make any Alterations (as defined below) to the Premises, perform any of the Tenant’s Work, or install any of Tenant’s personal property, then in addition to complying with the provisions of attached Exhibit “C”, (i) Tenant shall obtain, and at all times maintain, all of the insurance to be maintained by Tenant during the Lease Term, and (ii) all obligations of Tenant under the provisions of this Lease other than those relating to the obligation to pay Rent, shall be operative. Any work pursuant to this Paragraph shall be subject to all of the provisions of Paragraph 22, below. Nothing in this Paragraph shall be construed as granting permission to Tenant to enter the Premises, or to make any Alterations, prior to the Lease Commencement Date and no such right shall exist unless specified in Exhibit “C” or agreed to by Landlord in its sole discretion.
15.Tenant’s Liability Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, Commercial General Liability Insurance covering the insured against (i) any and all Claims (as defined below) of bodily injury, personal injury and property damage (including loss of use thereof) arising out of or connection with Tenant’s use, occupancy and operations within the Premises and Building, and (ii) all contractual liabilities under this Lease, including, without limitation, indemnity provisions contained herein, for limits of liability of $3,000,000 per occurrence and $4,000,000 annual aggregate with such aggregate limit shall apply separately to each location and may be met with primary and excess liability policy.
16.Tenant’s Property Insurance. Tenant shall maintain, at Tenant’s sole cost and expense, property insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) all Tenant improvements (installed and/or constructed per Exhibit “C” attached hereto), and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the base building structure and building systems), and (iii) all other improvements, Alterations, Personal Property and additions to the Premises. Such insurance shall be written on an “all risks” of physical loss or damage basis, for the full replacement cost value, new without deduction for depreciation of the covered items and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, earthquake, flood, terrorism, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, coverage with respect to increased costs due to building ordinances, demolition coverage, boiler and machinery insurance and explosion. Such “full replacement cost value” shall be determined by the insurance company issuing such policy at the time the policy is initially obtained. Not more frequently than once every two years, either Landlord or Tenant may, at its election, notify the other that it elects to have the replacement cost value redetermined by an insurance company. Such redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and Landlord and Tenant shall be promptly notified of the results by the company. Such policy shall be promptly adjusted according to such redetermination. Notwithstanding the foregoing, in no event shall Tenant be required to insure the Common Areas or the Building structure.
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17.Tenant’s Additional Insurance. In addition to the foregoing coverages, Tenant shall maintain, at Tenant’s sole cost and expense:
17.1.Workers’ compensation insurance in an amount not less than the statutory limits in the state in which the Project is located;
17.2.Employer’s Liability with limits of at least $1,000,000 bodily injury by disease – policy limit, $1,000,000 bodily injury by disease each employee and $1,000,000 bodily injury by accident – each accident for the protection of its employees or other similar insurance pursuant to all applicable laws;
17.3.Business Interruption Insurance in amounts sufficient to reimburse Tenant (over a 12 month period) for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Project as a result of such perils, including, without limitation, reimbursement for payment of rental and all other monetary obligations required herein;
17.4.Automobile Liability with a combined single limit of $3,000,000 per occurrence covering the operation, ownership, maintenance, and use of owned (if any), non-owned, and hired automobiles, bodily injury and property damage, as aforesaid; and
17.5.In the event Tenant distributes, sells and/or manufactures liquor on the Premises, Tenant shall maintain liquor liability with limits of $2,000,000 each claim and $2,000,000 annual aggregate, such requirement may be met with primary and excess liability policy. Notwithstanding anything in the Lease, should Tenant maintain liquor on Premises for consumption, Tenant, at a minimum, shall maintain dram shop coverage with limits of $2,000,000. Coverage shall be on a per occurrence form. Notwithstanding the foregoing, in no event shall Tenant be permitted to distribute, sell or manufacture liquor on the Premises without Landlord’s prior written consent, which may be withheld by Landlord in its sole and absolute discretion.
18.Form of Tenant’s Insurance Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance (i) shall name Landlord, American Assets Trust, Inc. and American Assets Trust, LP and any other party with an insurable interest in the Project which the Landlord so specifies by written notice to Tenant, as an additional insured, including Landlord’s managing agent, American Assets Trust Management, LLC, as such agent may be changed from time to time; (ii) shall cover the liability assumed by Tenant under the indemnification provisions of this Lease; (iii) shall consist of “occurrence” based coverage, without provision for subsequent conversion to “claims” based coverage; (iv) shall be issued by an insurance company having a rating of not less than A XV in Best’s Insurance Guide or which is otherwise acceptable to Landlord and authorized to do business in the state in which the Project is located; (v) shall be primary insurance and non-contributing with respect to all Claims thereunder and any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance; (vi) be in form and content reasonably acceptable to Landlord; and (vii) shall provide that said insurance shall not be canceled or modified in coverage in a manner that would cause the insurance to no longer comply with the requirements of this Lease unless 30 days’ prior notice shall have been given to Landlord, and (viii) shall not provide for a deductible or co-insurance provision in excess of $10,000. Tenant shall deliver said policy or policies or certificates and applicable endorsements thereof or reasonable evidence that such insurance is in place to Landlord on or before the Lease Commencement Date. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate and applicable endorsements, Landlord may, at its option upon 5 business days’ notice to Tenant, procure such policies for the account of Tenant unless Tenant provides same within such 5 day period, and the cost thereof shall be paid to Landlord within 5 days after delivery to Tenant of bills therefore. Tenant shall, at least 30 days prior to the expiration of each such policy, furnish Landlord with a renewal certificate and applicable endorsement of or “binder” extending such policy. Not more frequently than once every year, if in the opinion of Landlord the amount or scope of such insurance at that time is not adequate, Tenant shall increase such insurance as reasonably required by Landlord.
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19.Waiver of Subrogation. Landlord and Tenant release each other, Tenant’s Invitees, Landlord’s guests, invitees, customers and licensees (collectively, “Landlord’s Invitees”) and Landlord’s agents, affiliates, officers, directors and employees from all claims for damage, loss, or injury to the Project, to Tenant’s Personal Property, and to the fixtures and Alterations of either Landlord or Tenant in or on the Project to the extent such damage, loss or injury is covered by any insurance policies carried by Landlord and Tenant and in force at the time of such damage, or which would have been covered by insurance policies required by this Lease to be carried by Tenant, but which Tenant failed to carry. Subject to the remaining provisions of this Paragraph, Landlord and Tenant shall each cause all insurance policies obtained by it pursuant to this Lease to provide that the insurance company waives all right of recovery by way of subrogation against Landlord, American Assets Trust, Inc., American Assets Trust, L.P., American Assets Trust Management, LLC, and Landlord’s agents, employees and representatives and Tenant in connection with any damage, loss, or injury covered by such policy. Notwithstanding the foregoing, if any claim to which the foregoing release by Landlord and waiver of subrogation provision would apply is for an amount which is less than Landlord’s applicable deductible, and Landlord elects not to submit such claim to its insurer, then the provisions of the foregoing release by Landlord shall not be applicable.
20.Landlord’s Insurance. Landlord may, at its election, maintain any of the following insurance, and any other insurance deemed appropriate or necessary, in Landlord’s sole discretion, in such amounts and with such limits as Landlord shall determine in its reasonable discretion: (i) Public liability and property damage insurance, and products liability insurance; (ii) Fire and extended coverage and special form insurance, coverage with respect to increased costs due to building ordinances, demolition coverage, and sprinkler leakage coverage; (iii) boiler and machinery insurance; (iv) fidelity insurance; (v) plate-glass insurance; (vi) earthquake insurance; (vii) terrorism insurance, (viii) flood insurance; (ix) rental interruption and/or business interruption insurance; and (x) pollution legal liability insurance. The premiums, costs, expenses, and deductibles (or similar costs or charges) of and/or with respect to any such insurance (all of the preceding, collectively, “Insurance Expenses”) shall be included in Operating Expenses. Any such coverage may be part of an umbrella or blanket policy, whereupon the premiums, costs, and expenses hereof will be reasonably apportioned between the Building and the other properties so included under such policy(ies).
21.Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied or assessed against, or based upon the value of, Tenant’s personal property installed or located in or on the Premises including without limitation trade fixtures, furnishings, equipment, Alterations, and inventory (collectively, “Tenant’s Personal Property”). On written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of such payments. If any such taxes, assessments, license fees, and/or other charges are levied against Landlord or Landlord’s property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant’s Personal Property, and if Landlord pays such taxes, assessments, license fees, and/or other charges or any taxes based on the increased assessments caused by Tenant’s Personal Property, then Tenant, on demand, shall immediately reimburse Landlord, as Additional Rent, for the sum of such taxes, assessments, license fees, and/or other charges so levied against Landlord, or the proportion of taxes resulting from such increase in Landlord’s assessment. Landlord may, at its election, pay such taxes, assessments, license fees, and/or other charges or such proportion, and receive such reimbursement, regardless of the validity of the levy.
22.Alterations. Except with respect to the performance of Tenant’s Work pursuant to the Work Letter attached hereto as Exhibit “C”, Tenant shall not make any alterations, improvements, additions, installations, or changes of any nature in or to the Premises (any of the preceding, “Alterations”) unless Tenant first obtains Landlord’s written consent to such Alteration and otherwise complies with the provisions of this Paragraph 22; provided, however, no such consent will be required in connection with any Minor Alterations (as defined below).
22.1.Request for Consent. At least 15 days prior to making any Alterations, Tenant shall submit to Landlord, in written form, proposed detailed plans of such Alterations, which plans must (i) in the case of a Minor Alterations, be in sufficient detail to, among other things, provide Landlord with reasonable evidence that such Alterations are of a nature that Landlord’s consent is not required, and (ii) in the case of any other Alterations, in sufficient detail to allow Landlord and its consultants to fully
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evaluate the proposed Alterations and their effect upon the Premises and the Project. Landlord will not unreasonably withhold, condition, or delay its consent to any Alterations for which consent is required; except that, in the case of exterior Alterations or Alterations which will be visible from outside the Premises or which will affect any structural components of the Project, Landlord shall have the right to grant or withhold its consent in the exercise of its sole discretion. In addition to the foregoing requirements, if the proposed Alteration requires approval by or notice to the lessor of a ground or underlying lease or the holder of a deed of trust encumbering the Project, no Alteration shall be commenced until such approval has been received, or such notice has been given, as the case may be, and all applicable conditions and provisions of said superior lease or deed of trust with respect to the proposed Alteration or Alterations have been met or complied with at Tenant’s expense; and Landlord, if it approves the Alteration, will request such approval or give such notice expeditiously, as the case may be, and thereafter diligently pursue obtaining such approval.
22.2.Minor Alterations. Notwithstanding anything to the contrary contained herein, minor interior cosmetic Alterations such as painting, wall papering, carpeting or hanging pictures or moving furniture and temporary partitions or cubicles (the aggregate cost of which will not exceed $150,000.00, and which Alterations will not be visible from outside the Premises or affect any structural components of the Project) will not require Landlord’s prior consent so long as (i) Tenant notifies Landlord in accordance with Paragraph 22.1 (i) and (ii) Tenant complies with all reasonable conditions which may be imposed by Landlord including, but not limited to, the requirements of Paragraph 22.3 below, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C”. Any Alterations meeting the foregoing requirements to avoid the necessity of obtaining Landlord’s consent are referred to herein as a “Minor Alterations”.
22.3.Additional Requirements. Tenant shall, prior to the commencement of any Alterations, and at Tenant’s sole cost, (i) acquire (and deliver to Landlord a copy of) any required permit from the appropriate governmental agencies to make such Alterations (any conditions of which permit Tenant shall comply with, at Tenant’s sole cost, in a prompt and expeditious manner), (ii) provide Landlord with ten business days’ prior written notice of the date the installation of the such Alterations is to commence, so that Landlord can post and record an appropriate notice of non-responsibility, (iii) pay Landlord the reasonable costs and expenses of Landlord for architectural, engineering, or other consultants which reasonably may be incurred by Landlord in determining whether to approve any such Alterations (excluding Minor Alterations), and (iv) if applicable, obtain (and deliver to Landlord proof of) reasonably adequate workers compensation insurance with respect to any of Tenant’s employees installing or involved with such Alterations (which insurance Tenant shall maintain in accordance with the Washington State Industrial Insurance Act). In addition, Tenant shall comply with all reasonable conditions which may be imposed by Landlord relative to such Alterations including, but not limited to, Landlord’s selection of specific contractors or construction techniques and the requirements of the attached Exhibit “C” applicable to Tenant’s Work. Notwithstanding anything to the contrary contained in this Paragraph 22.3, in no event may Tenant remove any ceiling tiles or ceiling gridwork or lighting without Landlord’s prior consent, and any such consent may be conditioned upon requiring Tenant to post a deposit to cover the cost of restoring the Premises to their prior condition upon termination of the Lease Term and to secure Tenant’s obligation to so restore the Premises.
22.4.Ownership of Alterations. All Alterations shall, upon the Expiration Date of this Lease, become the property of Landlord and shall remain on and be surrendered with the Premises on the Expiration Date; except that, Landlord may, at its election by written notice delivered to Tenant prior to the Expiration Date, require Tenant to remove any or all of the Alterations, provided that Landlord notifies Tenant in writing prior to commencement of the Alterations. If Landlord so elects to have the Alterations removed, Tenant shall, at its sole cost, on or before the Expiration Date, repair and restore the Premises to the condition of the Premises prior to the installation of the Alterations which are to be removed. Tenant shall pay all costs for Alterations and other construction done or caused to be done by Tenant and Tenant shall keep the Premises free and clear of all mechanics’ and materialmen’s liens resulting from or relating to any Alterations or other construction. Tenant may, at its election, contest the correctness or validity of any such lien provided that (a) within 20 days after written demand by Landlord, Tenant procures and records a lien release bond, issued by a corporation satisfactory to Landlord and authorized to issue surety bonds in Washington, in an amount equal to 150% of the amount of the claim
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of lien, which bond meets the requirements of any successor statute, and (b) Landlord may, at its election, require Tenant to pay Landlord’s attorneys’ fees and costs incurred in participating in such an action.
22.5.Tenant’s Communications, Computer Lines and Wi-Fi Use.
(a)Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the “Lines”), provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of of this Lease, including without limitation the provisions of Paragraph 10.1 and Article 22, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, shall be surrounded by a protective conduit reasonably acceptable to Landlord, and shall be identified in accordance with the “Identification Requirements”, as that term is set forth herein below, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant’s name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4’) outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines’ termination point(s) (collectively, the “Identification Requirements”). Landlord reserves the right, upon notice to Tenant prior to the expiration or earlier termination of this Lease, to require that Tenant, at Tenant’s sole cost and expense, remove any Lines located in or serving the Premises prior to the expiration or earlier termination of this Lease.
(b)Wi-Fi. Tenant shall have the right to install, at its sole cost and expense, a wireless intranet, Internet, and communications network (also known as “Wi-Fi”) utilizing IEEE 802.XX protocols within the Premises for the use of Tenant and its employees (the “Network”) subject to the provisions of this Paragraph 22.5 and the other provisions of Paragraph 22. All telecommunications service providers shall be subject to Landlord’s prior written approval.
(c)No solicitation. Tenant shall not solicit, suffer, or permit other tenants or occupants of the Building to use the Network or any other communications service, including, without limitation, any wired or wireless Internet service that passes through, is transmitted through, or emanates from the Premises.
(d)Interference. Tenant agrees that the Network, the Lines, Tenant’s communications equipment and the communications equipment of Tenant’s service providers located in or about the Premises or installed in the Building to service the Premises including, without limitation, any antennas, switches, or other equipment (collectively, “Tenant’s Communications Equipment”) shall be of a type and, if applicable, a frequency that will not cause radio frequency, electromagnetic, or other interference to any other party or any equipment of any other party including, without limitation, Landlord, other tenants, or occupants of the Building, Landlord reserves the right to cause Tenant to operate on a channel or frequency band that Landlord selects, in its sole discretion. In the event that Tenant’s Communications Equipment causes or is believed by Landlord to cause any such interference, upon receipt of notice from Landlord of such interference, Tenant will promptly take all steps necessary to correct and eliminate the interference. If the interference is not eliminated within 24 hours (or a shorter period if Landlord believes a shorter period to be appropriate) then, upon notice from Landlord, Tenant shall use other channels or frequencies as determined solely by Landlord, or, at Landlord’s election, shut down the Tenant’s Communications Equipment pending resolution of the interference (with the exception of intermittent testing upon prior notice to, and with the prior approval of, Landlord). Landlord shall have no obligation or liability with respect to any interruption, curtailment or discontinuance of telecommunications services.
(e)Maintenance. Tenant shall maintain Tenant’s Telecommunications Equipment in good order and repair at its sole cost and expense.
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(f)Acknowledgment. Tenant acknowledges that Landlord has granted and/or may grant lease rights, licenses, and other rights to other tenants and/or occupants of the Building and to telecommunications service providers.
23.Surrender of Premises and Holding Over.
23.1.Surrender. On the Expiration Date, Tenant shall surrender to Landlord the Premises and all Alterations (except for Alterations that Tenant is obligated to remove as expressly set forth above) in a first class and clean condition, less any normal wear and tear, free of trash and debris including cleaning of all flooring; all walls shall be patched and painted; all signage installed by Tenant on any portion of the Buildings or Project shall be removed and the surfaces repaired, including restoration of the signage mounting surfaces to their pre-existing condition; all sign circuits, electrical circuits, and lighting fixtures shall be in good operating condition; all roof penetrations arising from Tenant’s occupancy of the Premises shall be in a watertight condition; and all doors, windows, locks, and hardware shall be in operable condition upon the termination of this Lease. Tenant shall additionally, as of the Expiration Date, remove all of Tenant’s Personal Property and perform all repairs and restoration required by the removal of any Alterations or Tenant’s Personal Property, and Tenant shall surrender to Landlord all keys to the Premises (including without limitation any keys to any exterior or interior doors). Landlord may elect to retain or dispose of in any manner any Alterations or Tenant’s Personal Property that Tenant does not remove from the Premises on the Expiration Date as required by this Lease by giving written notice to Tenant. Any such Alterations or Tenant’s Personal Property that Landlord elects to retain or dispose of shall immediately upon notice to Tenant vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord’s retention or disposition of any such Alterations or Tenant’s Personal Property. Tenant will be liable to Landlord for Landlord’s costs for storing, removing (including related restoration work), or disposing of any such Alterations or Tenant’s Personal Property. If Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by this Paragraph, Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims resulting from such failure, including without limitation any claim for damages made by a succeeding tenant.
23.2.Holding Over. If Tenant, with Landlord’s consent, remains in possession of the Premises after the Expiration Date, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on 30-days’ written notice given at any time by Landlord or Tenant. During any such month-to-month tenancy, or any other holdover tenancy which is without Landlord’s consent, Tenant shall pay, as Basic Monthly Rent, 125% of the Basic Monthly Rent in effect immediately prior to the Expiration Date; which rental amount Tenant acknowledges is fair and reasonable under all of the facts and circumstances existing as of the date of this Lease. All provisions of this Lease except for those pertaining to Term shall apply to any such tenancy. If Tenant holds over after the Expiration Date without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to 150% of the Basic Monthly Rent and Additional Rent in effect immediately prior to expiration of the Term (prorated on a daily basis), and otherwise subject to the terms, provisions, and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute consent to a holdover tenancy hereunder or result in a renewal. The foregoing provisions this Paragraph 23.2 are in addition to, and do not affect, Landlord’s right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon expiration or other termination of this Lease. The provisions of this Paragraph 23.2 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law. In addition to the foregoing, if Tenant fails to surrender the Premises to Landlord on the Expiration Date in the condition required by Paragraph 23.1, above, Tenant shall indemnify, defend, and hold harmless Landlord from and against all actions, demands, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims resulting from such failure, including, without limitation, any claim for damages made by a succeeding tenant.
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24.Default. In addition to any other default specifically described in this Lease, each of the following occurrences shall be a “Default”:
(a)Tenant’s failure to pay any portion of Rent when due (“Monetary Default”);
(b)Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within ten (10) days after written notice to Tenant provided, however, if Tenant’s failure to comply cannot reasonably be cured within ten (10) days, Tenant shall be allowed additional time (not to exceed sixty (60) days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within ten (10) days and diligently pursues the cure to completion;
(c)Tenant permits a Transfer without Landlord’s required approval or otherwise in violation of Section 31 of this Lease;
(d)Tenant fails to cure within two (2) days’ notice thereof any condition which is hazardous, interferes with another tenant or the operating or leasing of any portion of the Property, or may cause the imposition of a fine, penalty or other remedy on Landlord or its agents or affiliates;
(e)Tenant fails to restore the Security Deposit pursuant to Paragraph 6, above, within ten days of written notice from Landlord demanding such restoration; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under applicable unlawful detainer statutes.
(f)(1)Tenant or any Guarantor makes a general assignment for the benefit of creditors; (2) Tenant or any Guarantor files by or for reorganization or arrangement under any law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (4) attachment execution or other judicial seizure of substantially all of Tenant’s assets located in the Premises or of Tenant’s interest in this Lease; (5) Tenant or any Guarantor convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or compositions of its debts; or (6) Tenant’s or any Guarantor’s insolvency or failure to, or admission of an inability to, pay debts as they mature;
(g)the leasehold estate is taken by process or operation of Law (except if taken by Condemnation);
(h)Tenant does not take possession of or abandons the Premises;
(i)Tenant fails to deliver, within the ten (10) day period described in Paragraph 41 and 49.2 below, any estoppel certificate or financial statements requested by Landlord pursuant to Paragraph 41 and 49.2 below;
(j)Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord at the Building or Project. If Landlord provides Tenant with notice of Tenant’s failure to comply with any specific provision of this Lease on three (3) separate occasions during any twelve (12) month period, Tenant’s subsequent violation of such provision shall, at Landlord’s option, be an incurable Default by Tenant. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law. Notwithstanding the foregoing, if Tenant violates the same term or condition of this Lease on two (2) occasions during any twelve (12) month period, Landlord shall have the right to exercise all remedies for any violations of the same term or condition during the next twelve (12) months without providing further notice or any opportunity to cure; or
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(k)if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days after levy thereof.
25.Landlord’s Remedies.
25.1.Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:
(a)Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord, in compliance with Law, may enter upon and take possession of the Premises and remove Tenant, Tenant’s Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent (together with interest thereon as set forth in Paragraph 26, below) and other losses and damages Landlord suffers as a result of Tenant’s Default, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Costs of Reletting” shall include all reasonable costs and expenses incurred by Landlord in preparing the Premises to be relet for office use, plus the unamortized cost of broker commissions paid for this Lease, the unamortized cost of any Tenant Improvements installed by or paid for by Landlord, and the unamortized value of any rent-free occupancy periods granted to Tenant (all of which shall be amortized on a straight-line basis over eight years).
(b)Terminate Tenant’s right to possession of the Premises and, in compliance with Law, remove Tenant, Tenant’s Property and any parties occupying the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine. Landlord, at its option, may make such physical changes to the Premises as it considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease. If there is other vacant space in the Building, Landlord shall have no obligation to attempt to relet the Premises prior to leasing other space in the Building. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease. To the extent permitted by law, Tenant expressly waives the service of any notice of intention to terminate this Lease or to retake the Premises, and waives service of any demand for payment to Rent or for possession, and of any every other notice or demand required or permitted under applicable law. To the extent permissible by law, if Landlord takes possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises, including that which was purchased with any tenant improvement allowance provided by Landlord to Tenant or that is leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process and without being liable for prosecution or any claim for damages therefor) all or any furniture, fixtures, equipment and other property located in the Premises and place the same in storage at any place convenient to Landlord or dispose of the same; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal, storage, and/or disposal and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense, and liability in connection with such removal, storage and/or disposal. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment, and other property to any person (“Claimant”) claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument purporting to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument and without the necessity of Landlord’s making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify, defend and hold Landlord Parties harmless from all cost, expense, loss, damage, and liability incident to Landlord’s relinquishment of possession of all or any portion of such furniture, fixtures, equipment, or other property to Claimant. Should Tenant abandon the Premises and leave property therein, Landlord
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may elect whether or not to accept the property, liquidate said property and apply the proceeds against any sums due and owing by Tenant, or to dispose of said property, and Tenant waives any claim to such property after any such abandonment. For purposes of the foregoing, Tenant shall be deemed to have abandoned its interest in such property if the same is not removed from the Premises by Tenant within ten days after Landlord’s proper demand that Tenant remove same, or within ten days after expiration or earlier termination of this Lease, whichever first occurs. The provisions of this Paragraph 25.01 shall additionally apply at the time of Tenant’s surrender of the Premises pursuant to Paragraph 23.1. The provisions hereof shall survive the termination of this Lease.
25.2.In lieu of calculating damages under Section 25.01, Landlord may elect to receive as damages the sum of (a) all unpaid Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate (defined below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting. “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located.
25.3.If Tenant is in Default of any of its non-monetary obligations under this Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to ten percent (10%) of the cost of the work performed by Landlord. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity.
25.4.The parties hereto specifically agree that Tenant’s covenants to pay Rent or any other payments required of it hereunder are independent of all other covenants and agreements herein contained and, as such, among other things, Tenant shall have no offset rights against the Rent payable hereunder by Tenant to Landlord except as may be specifically permitted under this Lease.
26.Interest and Late Charges. Late payment by Tenant to Landlord of Rent or other charge will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impracticable or extremely difficult to fix. Such costs include, without limitation, processing, collection and accounting charges, and late charges that may be imposed on Landlord by the terms of any deed of trust covering the Premises. Therefore, if any Rent or other charge (in the form of good funds) is not received by Landlord within ten days of its due date, then, without any requirement for notice to Tenant, Tenant shall owe and pay to Landlord an additional sum of five percent of such overdue amount as a late charge. Such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment by Tenant, and therefore this Paragraph is reasonable under the circumstances existing at the time this Lease is made. Acceptance of such late charge by Landlord shall not constitute a waiver or cure of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease any or all of which may be exercised before, concurrently, or after Landlord’s exercise of its rights hereunder. In addition to the late charge payable by Tenant, as provided above, if any such Rent or other charge is not paid within 30 days of the date such Rent or other charge was due, then Tenant shall pay to Landlord interest on such overdue Rent or other charge (from such 30th day until all amounts, including interest, are paid in full) at the rate of seven percent (7%) per annum above the “prime rate” announced from time to time by Bank of America, NT&SA or the maximum amount permitted by law, whichever is less (the “Default Rate”). If such prime rate ceases to be announced, then a comparable “prime rate” shall be utilized, as selected by Landlord.
27.Landlord Default – Tenant’s Remedies. Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord when due, but in no event later than twenty (20) days after notice by Tenant to Landlord, and to the holder of any first mortgage or deed of trust covering the Premises, whose name and address shall have been furnished to Tenant, specifying the nature of Landlord’s failure to perform; provided, however, that if the nature of Landlord’s obligation is such that more than twenty (20) days are required for performance, then Landlord shall not be in default if
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Landlord commences performance within such twenty (20) day period and thereafter diligently prosecutes the same to completion. In no event shall Landlord be liable under any circumstances for any consequential damages incurred by Tenant, including, without limitation, any injury to, or interference with, Tenant’s business (including any loss of profits), arising in connection with this Lease. In the event of Landlord default, Tenant shall be entitled to pursue all legal and equitable remedies available, subject to any limitations set forth in this Lease, provided that nothing herein contained shall be interpreted to mean that Tenant is excused from paying Rent due hereunder as a result of any default by Landlord.
28.Quarterly Payments. If a late charge is payable under this Lease, whether or not collected, for two installments of Basic Monthly Rent or Additional Rent due under this Lease during any one calendar year during the Lease Term, then Landlord, by written notice to Tenant, may require that Basic Monthly Rent and Additional Rent be due and payable quarterly in advance, rather than monthly. All monies paid to Landlord under this Paragraph may be commingled with other monies of Landlord and shall not bear interest. If Tenant breaches any provision of this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Paragraph may, at Landlord’s election, be applied to the payment of any monetary default of Tenant.
29.Destruction. If the Building is totally or partially destroyed during the Lease Term, rendering the Premises totally or partially inaccessible or unusable, then, subject to the remainder of this Paragraph, (i) Landlord shall promptly commence work necessary to restore the Building to substantially the same condition as it was in immediately before such destruction and shall diligently prosecute such restoration work until completed, (ii) Landlord shall not be required to restore Tenant’s Alterations or Tenant’s Personal Property, unless they are an integral part of the Premises and they are specifically covered by insurance proceeds received by Landlord, such excluded items being the sole responsibility of Tenant to restore, (iii) such destruction shall not terminate this Lease (except as provided below), and (iv) all obligations of Tenant under this Lease shall remain in effect, except that the Basic Monthly Rent and Additional Rent shall be abated or reduced, between the date of such destruction and the date of Substantial Completion of restoration, by the ratio of (a) the Rentable Square Footage of the Premises rendered unusable or inaccessible by the destruction, to (b) the Rentable Square Footage of the Premises prior to such destruction. Notwithstanding anything to the contrary in this Paragraph, either party shall have ten business days from the date of Landlord’s determination that this sentence applies to the subject destruction/reconstruction, in which to terminate this Lease if Landlord determines that (1) it will likely take more than either (A) 250 days following the date of such casualty, or (B) 180 days from obtaining all required permits for such reconstruction, in which to complete such work, (2) such destruction (which is not de minimus in nature) occurs during the last two years of the Lease Term, or (3) then-existing laws do not permit such restoration. Additionally, Landlord may, at its election, terminate this Lease by so notifying Tenant in writing on or before the later of 60 days after such destruction if (I) such destruction exceeds 20% of the then-replacement value of the Premises, the Building, or the Project, or (II) Landlord reasonably determines that the cost of such restoration will exceed the amount of insurance proceeds relating to such destruction actually received (or likely to be available) by Landlord from insurance maintained by Landlord, excluding deductibles, by more than five percent of such cost of restoration. If Landlord or Tenant so terminates this Lease, then (x) Landlord shall have no obligation to restore the Project , (y) Landlord shall retain all insurance proceeds relating to such destruction (except the proceeds of any insurance policies maintained by Tenant, unless Tenant or its agents, employees or contractors are found to be legally liable for the destruction, in which case Landlord shall be entitled to recover from Tenant any insurance proceeds paid or payable to Tenant to the extent necessary to pay the reasonable cost of restoration), and (z) this Lease shall terminate as of 30 days after such notice of termination from Landlord or Tenant, as applicable. Tenant hereby waives the provisions of any successor statute with respect to any destruction of the Premises. If Landlord fails to Substantially Complete any restoration work within six months after occurrence of the damage or destruction, Tenant may, by 30 days’ written notice to Landlord delivered after the expiration of such six-month period, terminate this Lease.
29.1.Waiver of Statutory Provisions. The provisions of this Lease, including this Paragraph 29, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of Washington with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or
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regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.
30.Condemnation. If during the Lease Term, or during the period of time between the execution of this Lease and the Lease Commencement Date, there is any taking of all or any part of the Premises or any interest in this Lease by the exercise of any governmental power, whether by legal proceedings or otherwise, by any public or quasi-public authority, or private corporation or individual, having the power of condemnation (any of the preceding a “Condemnor”), or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending (any of the preceding, a “Condemnation”), the rights and obligations of Landlord and Tenant shall be determined pursuant to this Paragraph. If such Condemnation is of the entire Premises, then this Lease shall terminate on the date the Condemnor requires that Tenant vacate the Premises (the “Date of Condemnation”). If such Condemnation is of any portion, but not all, of the Premises, then this Lease shall remain in effect, except that, if the remaining portion of the Premises is rendered unsuitable for Tenant’s continued use of the Premises, then Tenant may elect to terminate this Lease, by so notifying Landlord in writing (the “Termination Notice”) within 30 days after the date that the nature and extent of the Condemnation have been determined. Such termination shall be effective on the earlier of (i) the date that is 30 days after the giving of the Termination Notice, or (ii) the Date of Condemnation. If Tenant does not give to Landlord the Termination Notice within such 30-day period, then all obligations of Tenant under this Lease shall remain in effect, except that (unless the Premises are restored as set forth below) Basic Monthly Rent shall be reduced by the ratio of (a) the Rentable Square Footage of the Premises taken to (b) the Rentable Square Footage of the Premises immediately prior to the Date of Condemnation. Unless Landlord restores the Premises pursuant to the preceding sentence, or unless Tenant gives to Landlord the Termination Notice within the relevant 30-day period, Tenant at its sole cost shall accomplish any restoration required by Tenant to use the Premises. A temporary Condemnation of the Premises, or any part of the Premises, for less than 180 days, shall not constitute a Condemnation under this Paragraph; but the Basic Monthly Rent shall abate as to the portion of the Premises affected during such temporary Condemnation. All compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation (the “Award”) shall belong to and be paid to Landlord. Tenant shall have no right to any part of the Award, and Tenant hereby assigns to Landlord all of Tenant’s right, title, and interest in and to any part of the Award, except that Tenant shall receive from the Award any sum paid expressly to Tenant from the Condemnor for Tenant’s Personal Property or for severance damages. Landlord and Tenant waive the provisions of any statute (including without limitation any successor statute) that allows Landlord or Tenant to petition the superior court (or any other court) to terminate this Lease in the event of a partial Condemnation of the Premises.
31.Assignment and Other Transfers.
31.1.Restriction on Transfer. Without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned, delayed or denied and except as permitted by Paragraph 31.3, below, none of the following shall occur (nor be permitted by Tenant to occur), voluntarily, involuntarily, by operation of law, or otherwise (any of the following, a “Transfer”): (i) any assignment, sublease, disposition, sale, concession, license, license agreement for the use of any portion of the Premises, mortgage, encumbrance, hypothecation, pledge, collateral assignment, or other transfer, by Tenant of this Lease, any interest in this Lease, or all or any portion of the Premises; or (ii) any assignment, disposition, sale, transfer, acquisition, or issuance of equitable interests (whether stock, partnership or otherwise) in Tenant, to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding (or assigning, transferring, disposing of, or selling) 50% or more of the aggregate issued and outstanding equitable interests in Tenant.
31.2.Transfer Provisions Generally.
31.2.1.Any Transfer made without Landlord’s consent shall be voidable at Landlord’s option. At least 30 days prior to entering into any proposed Transfer, Tenant shall submit to Landlord the sum of $1,000.00 (as payment toward Landlord’s and Landlord’s attorneys’ cost of reviewing, consenting to, rejecting and/or consummating any proposed Transfer), and a written notice (“Tenant’s Notice”) which includes (i) a fully executed copy of the instrument of transfer (i.e., the
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sublease or assignment) relating to the proposed Transfer, along with all related agreements, documents, instruments, exhibits, and escrow instructions, (ii) the name and address of the Proposed Transferee, (iii) an abstract of the terms and conditions of the proposed Transfer, including without limitation the economics of such Proposed Transfer and the commencement or effective date of the proposed Transfer, which shall be at least 30 days after Tenant’s Notice is given, and (iv) the nature, character, and current banking, financial, and other credit information and references with respect to the Proposed Transferee and the business of the Proposed Transferee (including without limitation financial statements including, but not limited to, a profit and loss statements and balance sheets detailing cash flow for the three most-recent years), in reasonably sufficient detail to enable Landlord to determine the Proposed Transferee’s financial responsibility.
31.2.2.Within 10 business days after Landlord’s receipt from Tenant of such sum and Tenant’s Notice, and all documentation requested of Tenant by Landlord, Landlord shall notify Tenant whether Landlord has consented to the proposed Transfer. Any consent by Landlord to any proposed Transfer shall not constitute a consent with respect to any other Transfer. If Landlord consents to any proposed Transfer, and Tenant fails to consummate such Transfer within 30 days of the commencement or effective date of the proposed Transfer (as set forth in Tenant’s Notice) or, if Tenant’s Notice fails to identify such a date, then within 150 days of the Tenant’s Notice, then such consent shall be deemed withdrawn and Tenant shall be required again to comply with this Paragraph before making a Transfer. Landlord shall not be deemed to have unreasonably withheld its consent with respect to any Transfer if (among other things) Landlord shall not have received such sum or Tenant’s Notice, if the nature or character of the Proposed Transferee is not in keeping with the dignity and character of the Building and the surrounding area, if the Proposed Transferee’s proposed use is materially and adversely different than the Permitted Use or Tenant’s prior use, if the proposed Transfer will result in the diminution of the value or marketability of the Building or the Project, if Landlord is not reasonably satisfied that the Proposed Transferee is creditworthy, or if the proposed Transfer will conflict with or result in a breach of any of the provisions of, or constitute a default under, any agreement, instrument, or document to which Landlord is a party or by which the Project may be bound. No Transfer shall release or discharge Tenant from any liability, whether past, present, or future, under this Lease and Tenant shall continue to remain directly and primarily liable under this Lease (and not as a mere surety).
31.2.3.Unless otherwise agreed to by all parties, the Tenant’s Security Deposit (if any) shall be retained by Landlord and returned to the lawful tenant in possession of the Premises at the time of the Lease termination, subject to the terms and conditions of Paragraph 6 of this Lease. Any Transfer documentation shall contain the following provisions, which provisions whether contained in such Transfer documentation or not, shall apply to such Transfer: (a) Such Transfer shall be subject to, and bound by, all provisions of this Lease; (b) No Proposed Transferee shall be permitted to enter into any Transfer without Landlord’s prior written consent; and (c) At Landlord’s option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, by operation of law or otherwise, prior to the expiration of such Transfer, the Proposed Transferee shall make full and complete attornment to Landlord for the balance of the term of such Transfer. Such attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord that the Proposed Transferee shall execute and deliver to Landlord within five days after request by Landlord.
31.2.4.Tenant shall promptly reimburse Landlord for Landlord’s reasonable and actual cost not to exceed $5,000 of reviewing, consenting to, rejecting and/or consummating any proposed Transfer, including without limitation reasonable attorneys’ fees and costs/fees of Landlord’s Lender (if any) in connection therewith, If Tenant fails to pay such amount within ten business days of written demand, Tenant shall be in default hereunder and Landlord shall have the right, in addition to its other rights and remedies under this Lease, to revoke its prior approval of the proposed Transfer if such Proposed Transferee has not yet taken over possession of the Premises.
31.3.Excess Rent. Tenant shall promptly pay to Landlord, as and when received, 50% of all rents and other consideration after all of Tenant’s reasonable third-party expenses incurred in connection with such Transfer are deducted, of whatever nature, payable by the Proposed Transferee (or receivable by Tenant) pursuant to or as a result of any Transfer, which exceed (i) in the case of a sublease of a portion of the Premises, the portion of the Basic Monthly Rent that is allocable to the portion of the
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Premises subleased (such allocation based on the Rentable Square Footage of the portion subleased), or (ii) in the case of any other Transfer, the Basic Monthly Rent.
31.4.Permitted Transferee. Notwithstanding anything to the contrary contained in Paragraphs 31.1 or 31.3, above, no consent of Landlord will be required for, and no amounts will be payable to Landlord in connection with, any Transfer to any of the following (any of which will constitute a “Permitted Transferee”):
31.4.1.Any parent, wholly-owned subsidiary, or other company of which Tenant owns all or substantially all of the voting and beneficial interests, or which company owns all or substantially all of the voting and beneficial interests in Tenant, and which parent, subsidiary, or other company has a net worth (determined in accordance with GAAP) equal to or greater than Tenant’s net worth as of the day before such transaction or as of the Lease Commencement Date, whichever is less;
31.4.2.Any surviving or successor entity resulting from a merger, consolidation, or sale of substantially all of the assets of Tenant, where the net worth of the resulting or acquiring company exceeds (as determined in accordance with GAAP), the net worth of the Tenant as of the day prior to such transaction or as of the Lease Commencement Date, whichever is less; or
31.4.3.Any sale of stock as part of a “public offering” on one of the nationally recognized securities exchanges (such as, without limitation, NYSE or NASDAQ) or as part of an employee stock purchase program.
31.4.4.The sale or transfer of substantially all of Tenant’s assets in the state the Premises are located.
Notwithstanding the foregoing, and as a condition precedent to the effectiveness of any such Transfer to a Permitted Transferee, at least 20 days prior to any proposed Transfer to a Permitted Transferee, Tenant shall notify Landlord in writing of its intention to undertake such a Transfer and provide Landlord with sufficient information to confirm that such entity will in fact be a Permitted Transferee and the assigning Tenant shall execute Landlord’s form guaranty—which guaranty shall serve to release such assigning Tenant from direct liability hereunder and such assigning Tenant will then only have liability for matters first accruing under this Lease thereafter pursuant to such guaranty (it being understood that if such assigning Tenant fails to execute such a Guaranty, then such assignment shall constitute an Event of Default, such Transfer will be void, and such assigning Tenant shall remain primarily liable hereunder). Landlord shall keep all such information confidential. Other than the right to engage in a Transfer to a Permitted Transferee without Landlord’s consent, all other provisions of Paragraph 31.2 shall apply to such a Transfer.
32.Landlord’s Reserved Rights.
32.1.General Rights Reserved. In addition to the specific reserved rights identified in Paragraph 32.2, below, Landlord, as owner of the Project, in addition to Landlord’s other rights, reserves the right from time to time: (i) to temporarily utilize portions of the Common Areas for, among other things, entertainment, outdoor shows, displays, automobile and other product shows, the leasing of kiosks, or such other uses which, in Landlord’s reasonable judgment, are appropriate; (ii) to utilize the lighting standards and other areas or improvements in the Common Areas for advertising, notice purposes, or other reasonable purposes; (iii) to close any of the Common Areas to the extent required in the opinion of Landlord’s legal counsel to prevent a dedication of any of the Common Areas or the accrual of any rights to any person or to the public in and to any portion of the Common Areas; (iv) to close, temporarily, any of the Common Areas for maintenance purposes; (v) to designate other property outside the boundaries of the Project to become part of the Common Areas; (vi) to close off or otherwise utilize portions of the Common Areas while constructing improvements or making repairs or alterations to any portion of the Project; (vii) to utilize portions of the Common Areas, on a temporary basis, as a staging area for any construction work by Landlord or its affiliates, agents, tenants, or contractors; and (viii) to make any changes to the Common Areas, or any part of the Project, including without limitation changes to buildings or other improvements, the addition of new buildings or other improvements, and/or changes in (among other things) the location of driveways, entrances, exits, vehicular parking spaces, or
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the direction of the flow of traffic. In exercising such rights, Landlord agrees to use commercially reasonable efforts to minimize any interference with Tenant’s use of the Premises.
33.Easements. Landlord may, at its election, from time to time, grant such easements, rights and dedications, and cause the recordation of parcel maps, easement and operating agreements, and restrictions affecting the Premises and the Project, provided that no such acts materially and adversely affect Tenant’s rights of ingress or egress to the Building and the Premises or Tenant’s right to use the Premises. Tenant shall promptly sign any documents or instruments to accomplish the foregoing upon request by Landlord.
34.Access by Landlord. Landlord and any of Landlord’s Invitees shall have the right to enter the Premises at all reasonable times, during normal business hours if feasible under the circumstances, and upon 24 hours’ notice (except that no notice shall be required in the case of an emergency) (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to do any necessary maintenance or perform any restoration to the Premises that Landlord has the right or obligation to perform, (iii) to serve, post, or keep posted any notices required or allowed under this Lease, (v) to post “for sale” or “for rent” or “for lease” signs during the final nine months of the Term, (vi) to show the Premises to brokers, lenders, agents, prospective buyers, prospective tenants, or other persons interested in a listing of, financing, purchasing, or occupying the Project, the Premises or any portion of the Project or the Premises, and (vii) to shore the foundations, footings, and walls of the Project, and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. In the event of an emergency Landlord shall have the right to enter the Premises at any time, without prior notice to Tenant. Landlord’s rights under this Paragraph extend, with Landlord’s consent, to the owner of adjacent property on which excavation or construction is to take place and the adjacent property owner’s agents, employees, officers, and contractors. Landlord shall not be liable for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of any entry on the Premises as provided in this Paragraph except damage resulting directly from the grossly negligent acts or willful misconduct of Landlord or Landlord’s Invitees. Tenant shall not be entitled to any abatement or reduction of Basic Monthly Rent or other Rent because of the exercise by Landlord of any rights under this Paragraph.
35.Indemnity. Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord and its members, shareholders, officers, directors, agents, property managers, employees, contractors, and the partners comprising Landlord (if any) from and against all Claims (as defined below) and all costs, expenses, and attorneys’ fees incurred in the defense or handling of any such Claims or any action or proceeding brought on any of such Claims. For purposes of this Lease, the term “Claims” shall mean all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they result from Landlord’s negligent acts or willful misconduct) arising from or which seek to impose liability under or because of (i) Tenant’s or Tenant’s Invitees’ use of the Premises, (ii) the conduct of Tenant’s business, (iii) any activity, work, or things done, permitted, or suffered by Tenant or any of Tenant’s Invitees in or about the Premises or elsewhere, (iv) any breach or default in the performance of any obligation to be performed by Tenant under this Lease, and/or (v) any negligence of Tenant or any of Tenant’s Invitees. If any action or proceeding is brought against Landlord or its shareholders, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) by reason of any such Claims, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant’s sole cost by legal counsel satisfactory to Landlord. Landlord hereby agrees to indemnify, defend, protect, and hold harmless Tenant from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims suffered by or asserted against Tenant to the extent arising from Landlord’s negligent acts or willful misconduct.
35.1.WAIVER OF IMMUNITY. SOLELY FOR PURPOSES OF GIVING EFFECT TO THE FOREGOING DEFENSE AND INDEMNITY OBLIGATIONS, AND- NOT FOR THE BENEFIT OF ANY THIRD-PARTY, TENANT HEREBY WAIVES ITS IMMUNITY WITH RESPECT TO THE PARTIES INDEMNIFIED UNDER THE PRECEDING PARAGRAPHS UNDER THE INDUSTRIAL INSURANCE ACT (RCW TITLE 51) AND/OR, AS ANY OF THE SAME MAY BE AMENDED, SUBSTITUTED OR REPLACED, AND EXPRESSLY AGREES TO ASSUME
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POTENTIAL LIABILITY FOR ACTIONS BROUGHT AGAINST AN INDEMNIFIED PARTY BY TENANT’S EMPLOYEES. THIS WAIVER HAS BEEN SPECIFICALLY NEGOTIATED BY THE PARTIES TO THIS LEASE AND EACH PARTY HAS HAD THE OPPORTUNITY TO, AND HAS BEEN ENCOURAGED TO, CONSULT WITH INDEPENDENT COUNSEL REGARDING THIS WAIVER.
36.Exemption of Landlord from Liability. Except to the extent caused by Landlord’s negligent acts, willful misconduct, violation of law or failure to perform its obligations under this Lease, Tenant assumes all risk of, Tenant waives all claims against Landlord in respect of, and Landlord shall not be liable for, any of the matters set forth in the preceding Paragraph or any of the following: injury to Tenant’s business, loss of income from such business, or damage or injury to the goods, wares, merchandise, or other property or the person of Tenant, Tenant’s Invitees, or any other persons in, upon, or about the Premises, whether such damage, loss, or injury is caused by or results from criminal acts, fire, steam, electricity, gas, water, rain, the breakage, leakage, obstruction or other defects of pipes, sewer lines, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or any other cause, conditions arising upon the Premises, or other sources or places, and regardless of whether the cause of such damage, loss, or injury or the means of repairing such damage, loss, or injury is inaccessible to Tenant. This Lease shall not be affected or impaired by any change to any part of the Project or any sidewalks, streets or improvements nearby the Project.
37.Hazardous Substances.
37.1.Landlord’s Covenants. Landlord shall not cause any unlawful accumulations of Hazardous Material (as defined below) to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Landlord or its agents, employees, or contractors, except for limited quantities of standard office and janitorial supplies and petroleum and petroleum-related products commonly used on or at similar office projects. Furthermore, Landlord shall: (a) use, store, and dispose of all such permitted Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws (as defined in Paragraph 37.2, below). Except as to those matters which are Tenant’s responsibility pursuant to Paragraph 37.2, below, Landlord shall be responsible, at its expense (or the expense of others; but not as an Operating Expense) to cause any unlawful accumulations of Hazardous Materials or Asbestos-Containing Materials to be remediated in accordance with the requirements of all applicable environmental laws.
37.2.Tenant’s Covenants. Tenant covenants, represents, and warrants to the Landlord that its use of the Premises, the Building, and the Project will be in full compliance with all environmental laws. Tenant hereby agrees to indemnify Landlord against all actions, liabilities, damages, losses, costs, expenses, attorneys’ fees, and claims (except to the extent they arise as a result of Landlord’s grossly negligent acts or willful misconduct), arising from or relating to: (i) any discharges, releases, or threatened releases of any Hazardous Material into ambient air, water, or land by Tenant or Tenant’s Invitee’s from, on, under, or above the Premises, (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or hazardous or toxic wastes, substances, or materials by Tenant or Tenant’s Invitees, or otherwise from, on, or under, the Premises, or (iii) a violation by Tenant or Tenant’s Invitees of any environmental law on, under, or above the Premises (for purposes of this Lease, “environmental laws” shall mean any Federal, State, or local law, statute, regulation, ordinance, guideline, or common law principle relating to public health or safety or the use or control of the environment, including without limitation the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Carpenter-Presley-Tanner Hazardous Substance Account Act, the Federal Clean Air Act, the Federal Clean Water Act, and the Federal Resource Conservation and Recovery Act and any other laws governing environmental or Hazardous Material matters in Washington. Tenant agrees to promptly reimburse Landlord for all of Landlord’s costs arising from periodic monitoring of Tenant’s use, handling, or storage of Hazardous Substances at or surrounding the Premises. Tenant shall not cause or permit any Hazardous Material to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies. Tenant shall: (a) use, store, and dispose of all such permitted
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Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws. If the Premises are contaminated (or, due to the acts or omissions of Tenant or Tenant’s Invitees, the Project is contaminated) by any Hazardous Material during the Lease Term, then (1) Tenant shall promptly notify Landlord in writing of such contamination, and (2) Landlord may elect to either (A) demand that Tenant perform all remediation required by Landlord (to Landlord’s satisfaction and at Tenant’s sole cost, necessary to return the Premises (and/or the Project) to at least as good a condition as the Premises (or the Project) are in as of the date of this Lease, which Tenant shall immediately do upon receipt of notice from Landlord, or (B) proceed to cause such investigation, clean-up, and remediation work which Landlord deems necessary or desirable to be undertaken, whereupon the entire cost thereof (plus a supervisory fee equal to ten percent of such cost) will be payable by Tenant to Landlord upon demand as Additional Rent. If, after demand by Landlord, as provided in this Paragraph, Tenant does not promptly commence and diligently pursue such remediation, then Landlord may, at Landlord’s election, perform or cause to be performed such remediation and Tenant shall immediately, upon demand, pay the cost thereof to Landlord, plus a supervisory fee in the amount of ten percent of such cost. Tenant’s obligations and liability under this Paragraph shall survive the termination of Tenant’s tenancy and the Lease Term of this Lease, except that nothing contained in this Paragraph shall be deemed to impose liability on Tenant for any problem arising after the Lease Term provided neither Tenant nor Tenant’s Invitees contributed to such problem during the Lease Term.
37.3.Definition of Hazardous Materials. As used in this Lease the term “Hazardous Material” shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of Washington, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation: (a) any “hazardous substance”, as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675); (b) “hazardous waste”, as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297; (f) asbestos in any form or condition; and (g) polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.
38.Prohibition Against Mold, Lead-Based Paint, and Asbestos-Containing Materials. Asbestos-Containing Materials. Tenant shall not allow or permit any lead-based paint to be used in the Premises, nor shall Tenant allow or permit any condition to occur which could result in the growth of mold within the Premises. Additionally, Tenant acknowledges and agrees that (i) the Project may have been constructed at a time when asbestos was commonly used in construction, (ii) asbestos and asbestos-containing materials (collectively, “Asbestos-Containing Materials”) may be present at the Project, and (iii) airborne asbestos fibers may be released and result in a potential health hazard if proper Asbestos-Containing Materials containment, remediation and abatement procedures are not observed. Tenant shall not allow or permit any Asbestos-Containing Materials in any form or concentration to be used or stored in the Premises or used in the construction of any improvements or alterations to the Premises, including, without limitation, building or construction materials and supplies. Such prohibition against Asbestos-Containing Materials shall apply regardless of whether the Asbestos-Containing Materials may be considered safe or approved for use by a manufacturer, supplier, or governmental authority, or by common use or practice. Landlord shall have the right, upon 24-hours’ notice, to enter upon and conduct inspections of the Premises to determine Tenant’s compliance with this Paragraph. If Tenant violates the foregoing covenants relating to lead-based paint, mold, and Asbestos-Containing Materials (collectively “Prohibited Substances”), then (a) Tenant shall, upon notice from Landlord, immediately remove and remediate any damage from such Prohibited Substances at Tenant’s sole cost, (b) such removal and remediation shall comply with all applicable laws, regulations, and requirements, (c) Tenant shall reimburse Landlord for all expenses incurred in connection with any inspection and testing of the Premises conducted by Landlord, and (d) unless Tenant completes such removal within 30 days after notice from Landlord, Landlord may, at its election, do either or both of the following: (i) declare an
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Event of Default (without the requirement of any notice under Paragraph 24.4) and exercise Landlord’s remedies hereunder, including, without limitation, terminate this Lease upon ten days prior written notice to Tenant, and/or (ii) remove and remediate such Prohibited Substances and obtain reimbursement from Tenant for the cost of such removal and remediation, including a supervisory fee payable to Landlord in the amount of ten percent of the removal and disposal cost. Tenant shall indemnify Landlord and Landlord’s directors, officers, employees, and agents against all costs, liabilities, expenses, penalties, and claims for damages, including, without limitation, litigation costs and attorneys’ fees, arising from (A) the presence of Prohibited Substances upon the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any Alterations by Tenant or Tenant’s agents, employees, representatives, or independent contractors, (B) any lawsuit, settlement, governmental order, or decree relating to the presence, handling, removal, or disposal of Prohibited Substances upon or from the Premises, to the extent that such Prohibited Substances are used, stored, or otherwise permitted in the Premises or used in the construction of any improvements or Alterations to the Premises by Tenant or Tenant’s agents, employees, representatives or independent contractors, or (C) Tenant’s failure to perform its obligations to remove such Prohibited Substances under this Paragraph. In connection with any modifications, alterations or improvements contemplated to be performed by Tenant in the Premises, Tenant (including its contractors and other agents) shall consult with Landlord and Landlord’s asbestos consultant concerning appropriate procedures to be followed in connection with Asbestos-Containing Materials prior to performing any such work in the Premises. All such work shall be subject to the terms of Paragraph 22 above. During the performance of any such work, Tenant (including its contractors and other agents) shall comply with all applicable laws, rules, regulations and other governmental requirements, as well as all directives of Landlord and Landlord’s asbestos consultant, relating to Asbestos-Containing Materials. Tenant hereby irrevocably appoints Landlord and Landlord’s asbestos consultant as Tenant’s attorney-in-fact for purposes of supervising and directing any Asbestos-Containing Materials--related aspects of Tenant’s contemplated work in the Premises (provided that such appointment shall not relieve Tenant from its obligations hereunder, nor impose any affirmative obligation on Landlord to provide such supervision or direction). In connection with any such work that may affect Asbestos-Containing Materials in the Premises or the Project, Landlord shall have the right at any time to cause Tenant to immediately stop such work if such work has not been approved in writing by Landlord or if such work has deviated from the plans previously approved by Landlord for such work. The provisions of this Paragraph shall not apply to any Prohibited Substances brought onto the Premises by Landlord or Landlord’s Invitees or resulting from the acts of Landlord or Landlord’s Invitees.

/s/ ER /s/ SC Landlord’s Initials	/s/ MPM Tenant’s Initials

39.Security Measures. Tenant acknowledges that, although the Building may contain a restricted access entry system (if provided for as part of Landlord’s Work), (i) the Basic Monthly Rent does not include the cost of any security measures for any portion of the Project (ii) Landlord shall have no obligation to provide any such security measures, (iii) Landlord has made no representation to Tenant regarding the safety or security of the Project, and (iv) Tenant will be solely responsible for providing any security it deems necessary to protect itself, its property, and Tenant’s Invitees in, on, or about the Project. If Landlord provides any security measures at any time, then the cost thereof shall be included as part of the Operating Expenses, but Landlord will not be obligated to continue providing such security measures for any period of time, Landlord may discontinue such security measures without notice and without liability to Tenant, and Landlord will not be obligated to provide such security measures with any particular standard of care. Tenant assumes all responsibility for the security and safety of Tenant, Tenant’s property, and Tenant’s Invitees. Tenant releases Landlord from all claims (other than due to Landlord’s gross negligence or intentional misconduct) for damage, loss, or injury to Tenant, Tenant’s Invitees, and/or to the personal property of Tenant and/or of Tenant’s Invitees, even if such damage, loss, or injury is caused by or results from the criminal, reckless, or negligent acts of third parties. In connection with the foregoing, Tenant hereby waives any defense which would limit any such release to matters known or suspected to exist by Tenant. Tenant is hereby instructed to conduct its own investigation through local police agencies regarding any criminal acts or dangerous conduct that has occurred in or near the Project. Landlord shall have no duty to warn Tenant of any criminal acts or
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dangerous conduct that has occurred in or near the Project, regardless of Landlord’s knowledge of such crimes or conduct, and Tenant hereby undertakes to remain informed regarding such issues.
40.Subordination and Attornment. This Lease and Tenant’s rights under this Lease are subject and subordinate to any mortgage, deed of trust, ground lease, or underlying lease (and to all renewals, modifications, consolidations, replacements, or extensions thereof), now or hereafter affecting the Premises. The provisions of this Paragraph shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, however, Tenant shall promptly execute and deliver any commercially reasonable instruments that Landlord, any Lender, or the lessor under any ground or underlying lease, may request to evidence such subordination, provided such instrument contains customary non-disturbance language in favor of Tenant and is consistent with the provisions of the next sentence including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) in the form to be commercially reasonable and acceptable to Lender. If any Lender, or the lessor of any ground or underlying lease affecting the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether by foreclosure, deed in lieu of foreclosure, or otherwise, then (i) such successor landlord shall not be subject to any offsets or defenses which Tenant might have against Landlord, (ii) such successor landlord shall not be bound by any prepayment by Tenant of more than one month’s installment of Basic Monthly Rent or any other Rent (except to the extent such prepayment is required under this Lease), (iii) such successor landlord shall not be subject to any liability or obligation of Landlord except those arising after such succession, (iv) Tenant shall attorn to and recognize such successor landlord as Tenant’s landlord under this Lease, (v) Tenant shall promptly execute and deliver any commercially reasonable instruments that may be necessary to evidence such attornment, (vi) upon such attornment, this Lease shall continue in effect as a direct lease (whether separately documented or not) between such successor landlord and Tenant upon and subject to all of the provisions of this Lease, and (vii) Tenant shall be entitled to quiet enjoyment of the Premises for so long as Tenant is not in default under the terms of this Lease or any substitute lease referenced above. Notwithstanding the preceding provisions of this Paragraph, if any ground lessor or Lender elects to have this Lease prior to the lien of its ground lease, deed of trust, or mortgage, and gives written notice thereof to Tenant that this Lease shall be deemed prior to such ground lease, deed of trust, or mortgage, whether this Lease is dated prior or subsequent to the date of such ground lease, deed of trust, or mortgage, then this Lease shall be deemed to be prior to the lien of such ground lease or mortgage and such ground lease, deed of trust, or mortgage shall be deemed to be subordinate to this Lease. Notwithstanding the foregoing, Landlord shall make commercially reasonable efforts to provide an SDNA on Landlord’s lenders required form (which is attached as Exhibit “E”) from the lender currently holding interest in the Building superior to this Lease, PNC Bank, National Association, within 30 days following the full execution of this Lease.
41.Estoppel Certificate. Within ten days after written request from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate (“Estoppel Certificate”) stating the following, to the extent truthful: (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, (ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit, prepaid rent or other payment constituting Rent which has been paid, (v) whether or not Tenant or Landlord is in default under this Lease and whether there currently exist any defenses or rights of offset under the Lease in favor of Tenant, (vi) that any work required to be performed by Landlord under this Lease is complete (or stating any exceptions), (vii) that any tenant improvement allowance has been paid (or stating any exceptions), and (viii) such other matters as Landlord may reasonably request. Tenant’s failure to deliver such certificate within such ten day period shall be conclusive upon Tenant for the benefit of Landlord, and any successor in interest to Landlord, any lender or proposed lender, and any purchaser or proposed purchaser of the Project that, except as may be represented by Landlord, this Lease is unmodified and in full force and effect, no Rent has been paid more than 30 days in advance, neither Tenant nor Landlord is in default under this Lease, no defenses or rights of offset under the Lease exist in favor of Tenant, and that all Landlord’s Work required by this Lease is complete. Landlord will similarly, in connection with any lending or Transfer transaction, upon ten days written request from Tenant, execute an estoppel certificate in favor of Tenant’s proposed lender or Transferee confirming (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications, (ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) the amount of any security deposit, prepaid rent, or other payment constituting Rent which has been paid, and (v) whether or not to the best of Landlord’s knowledge Tenant is in default
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under this Lease. The requirement for Tenant to execute and deliver to Landlord, the Estoppel Certificate, as required above, shall not be delayed, conditioned, or withheld for any reason; this requirement shall be an independent covenant of Tenant under this Lease. If Tenant fails to execute and deliver to Landlord a requested estoppel certificate within ten days after its receipt of request therefor, then in addition to Landlord’s other rights and remedies on account of such default, Tenant shall owe Landlord Additional Rent (which amount shall be payable upon demand) in an amount equal to $100.00 for each day beyond such ten-day period that it delays in the execution and delivery thereof (as such daily sum may be increased from time-to-time pursuant to the Rules).
42.Waiver. No delay or omission in the exercise of any right or remedy of Landlord in the event of any default or Event of Default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any default other than the particular Rent payment accepted. Landlord’s receipt and acceptance from Tenant, on any date (the “Receipt Date”), of an amount less than the Rent actually due on such Receipt Date, or to become due at a later date but applicable to a period prior to such Receipt Date, shall not release Tenant of its obligation (i) to pay the full amount of such Rent due on such Receipt Date or (ii) to pay when due the full amount of such Rent to become due at a later date but applicable to a period prior to such Receipt Date. No act or conduct of Landlord, including without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance by Landlord of the surrender of the Premises by Tenant before the Expiration Date. Only a written notice from Landlord to Tenant stating Landlord’s election to terminate Tenant’s right to possession of the Premises shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any other or subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. Tenant hereby waives any rights granted to Tenant and/or any successor statute(s). Tenant represents and warrants that if Tenant breaches this Lease and, as a result, this Lease is terminated, Tenant will not suffer any undue hardship as a result of such termination and, during the Lease Term, will make such alternative or other contingency plans to provide for its vacation of the Premises and relocation in the event of such termination. Tenant acknowledges that Tenant’s waivers set forth in this Paragraph are a material part of the consideration for Landlord’s entering into this Lease and that Landlord would not have entered into this Lease in the absence of such waivers.
43.Brokers. Tenant represents that no real estate broker, agent, finder, or other person is responsible for bringing about or negotiating this Lease other than the Tenant’s broker, if any, listed in the Principal Lease Provisions, and Tenant has not dealt with any other real estate broker, agent, finder, or other person, relative to this Lease in any manner. Tenant shall indemnify, defend, and hold Landlord harmless from and against all liabilities, damages, losses, costs, expenses, attorneys’ fees and claims arising from any claims that may be made against Landlord by any real estate broker, agent, finder, or other person (other than as set forth above), alleging to have acted on behalf of or to have dealt with Tenant. Landlord shall be solely responsible, upon satisfaction of the requirements of a separate written listing agreement between Landlord and Landlord’s broker, for the payment of the commission due and owing to Landlord’s brokers identified in the Principal Lease Provisions (or any other brokers engaged by Landlord), pursuant to such separate written agreement between Landlord and Landlord’s broker. Landlord’s broker will in turn split such commission with Tenant’s broker as such parties may agree.
44.Limitations on Landlord’s Liability. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy against the right, title, and interest of Landlord in the Project, and out of rent or other income from the Project receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Project. Notwithstanding anything contained in this Lease to the contrary, under no circumstances whatsoever shall Landlord nor any of Landlord’s shareholders, members, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) be liable for any incidental, indirect, special, consequential or punitive damages, including, without limitation, lost profits, nor be personally liable for any deficiency.
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45.Sale or Transfer of Project. If Landlord sells or transfers the Project (whether voluntarily or involuntarily), Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord shall transfer the security deposit and/or prepaid rent to Landlord’s successor-in-interest and on such transfer Landlord shall be discharged from any further liability arising from the security deposit or prepaid rent.
46.Quitclaim Deed. Tenant shall execute and deliver to Landlord on the Expiration Date, promptly on Landlord’s request, a quitclaim deed to the Premises, in recordable form, designating Landlord as transferee.
47.No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate any existing subleases or may, at the option of Landlord, operate as an assignment to Landlord of any such subleases.
48.Confidentiality. Except as essential to the consummation of the transaction contemplated by this Lease (together with all amendments and addenda hereto):
48.1.Except to the extent required under applicable law to be disclosed, Tenant shall keep and maintain the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease in strict confidence; and
48.2.Except to the extent required under applicable law to be disclosed, Tenant may not make or allow any notices, statements, disclosures, communication, or news releases concerning this Lease, the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease.
48.3.Nothing provided herein, however, shall prevent Tenant from disclosing to its legal counsel and/or certified public accountants, prospective purchasers, equity investors, or lenders or prospective lenders the existence and terms of this Lease or any transaction under this Lease, or any aspect of this lease, or from complying with any governmental or court order or similar legal requirement which requires such party to disclose this Lease, the terms of this Lease, the transaction contemplated by this Lease and/or any aspect of this Lease; provided that such party uses reasonable and diligent good faith efforts to disclose no more than is absolutely required to be disclosed by such legal requirement. If Tenant violates this confidentiality provision, in addition to all other remedies to which Landlord may be entitled under law or in equity, Landlord shall be entitled to receive immediately the entire value of any rent relief, rent abatement, free rent, reimbursement, or other concession which Landlord has previously granted to Tenant.
48.4.Disclosure. Notwithstanding anything contained herein to the contrary, Landlord shall be entitled to disclose the terms of this Lease in connection with public filings and/or presentations of its parent and/or affiliates.
49.Miscellaneous.
49.1.This Lease may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.
49.2.Within ten days of written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements certified by Tenant to be true and correct, reflecting Tenant’s then current financial condition. Such financial statements shall include a current balance sheet and a profit and loss statement covering the most recent 12-month period available. In addition, upon Landlord’s written request, Tenant shall allow Landlord, or a certified public accountant of Landlord’s choosing, to determine Tenant’s current financial condition by reviewing Tenant’s current financial books, records, and accounts. Landlord will hold said information confidential, except as may be required by any court or authority of competent jurisdiction or which information is already in the public domain, or except for the disclosure of such information to any Landlord Parties’ prospective buyers and lenders or the advisers and professionals of any Landlord Affiliate or such prospective buyers and lenders. The individuals executing
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this Lease on Tenant’s behalf represent and warrant that the financial statements and other information submitted to Landlord by Tenant relating to Tenant or any guarantor of this Lease prior to the execution hereof are true, complete, and accurate, were prepared in accordance with generally accepted cash accounting principles applied on a consistent basis, and accurately reflect Tenant’s (and, if applicable, each guarantor’s) net worth as of the effective date of this Lease.
49.3.Notwithstanding any other provision in this Lease to the contrary, Tenant shall refrain from selling or otherwise distributing any alcoholic beverages and such sales are expressly forbidden under this Lease notwithstanding the fact that Tenant may hold the appropriate license as issued and/or approved by the Washington State Liquor Control Board.
49.4.This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If the Premises are located outside of Washington, then the references in this Lease to Washington statutes shall be deemed to include any relevant statute of the jurisdiction in which the Premises are located that is comparable to such Washington statutes.
49.5.For purposes of venue and jurisdiction, this Lease shall be deemed made and to be performed in the City of Bellevue, Washington (whether or not the Premises are located in Bellevue, Washington) and Landlord and Tenant hereby consent to the jurisdiction of the Courts of King County.
49.6.Tenant covenants and agrees not to protest or in any way oppose any application for a license to serve or sell liquor filed by tenants or other users of space within the Project.
49.7.Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a limited liability company, a trust, an estate or any other entity.
49.8.Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Lease.
49.9.In the event any litigation, arbitration, mediation, or other proceeding (“Proceeding”) is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Lease the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and reasonable attorney’s fees and expert witness fees relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney’s fees and expert witness fees.
49.10.This Lease shall become effective and binding upon the parties on the date it has been executed by each of Landlord and Tenant, notwithstanding the fact that the Lease Term may commence after such date.
49.11.Subject to any restriction on transferability contained in this Lease, this Lease shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Lease. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Lease, except for the rights of the successors-in-interest and assigns of each party to this Lease, unless such rights are expressly granted in this Lease to other specifically identified persons.
49.12.The headings of the Paragraphs of this Lease have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Lease, or be used in any manner in the interpretation of this Lease.
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49.13.Time and strict and punctual performance are of the essence with respect to each provision of this Lease. All references to “days” in this Lease will refer to calendar days, unless such reference specifically indicates that “business days” are intended. Business days will mean and refer to all calendar days other than Saturdays, Sundays, and national or Washington state holidays.
49.14.Each party to this Lease and its legal counsel has had an opportunity to review and revise this Lease. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any Addendum or Exhibit to this Lease, and such rule of construction is hereby waived by Tenant.
49.15.All notices required or permitted to be given by Tenant to Landlord shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally or locally recognized overnight express courier service that provides written confirmation of delivery to Landlord at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph, and if it is sent by nationally recognized overnight express courier service, it shall be deemed given one business day after deposit with the courier. Landlord or Tenant must give a notice of a change of its address to the other, if such address changes. All notices required or permitted to be given to Tenant by Landlord shall Landlord shall, except as otherwise provided in this Lease, be in writing, and such notice shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally recognized overnight express courier service that provides written confirmation of delivery, to Tenant at the address set forth in the Principal Lease Provisions of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Notwithstanding the foregoing, routine correspondence between Landlord and Tenant shall be deliverable by regular U.S. mail, by fax, or by other such means of delivery as may become customary.
49.16.If more than one person is Tenant, then the obligations of Tenant under this Lease shall be the joint and several obligations of each of such persons; provided, however, that any act or signature of one or more of any of such persons and any notice or refund given to or served on any one of such persons shall be fully binding on each of such persons.
49.17.All provisions, whether covenants or conditions, to be performed or observed by Tenant shall be deemed to be both covenants and conditions. All indemnity, defense, and hold harmless obligations of Tenant hereunder shall survive the termination of this Lease.
49.18.Deleted.
49.19.All payments to be made by Tenant to Landlord under this Lease shall be in United States currency.
49.20.Any claim, demand, rights, or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within 12 months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of this Paragraph is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights, or defenses under applicable laws.
49.21.This Lease, the Exhibits and Addenda, if any, attached hereto (which are incorporated herein by this reference), constitute all of the covenants, promises, assurances, representations, warranties, statements, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and the Project, and there are no other covenants, promises, assurances, representations, warranties, statements, conditions, or understandings, either oral or written, between
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them. Except as herein otherwise provided, no subsequent alteration, change, modification, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them. Notwithstanding the foregoing, the Landlord may, from time to time, establish and amend such Rules, regulations, and signage criteria, in a written form, for the benefit of the Project and Building, as it deems appropriate. Violations of such Rules, regulations, and signage criteria by Tenant or Tenant’s Invitees shall constitute a material default of this Lease.
49.22.This Lease, upon full execution, supersedes and revokes any and all previous leases governing the Premises, lease negotiations, arrangements, letters of intents, offers to lease, lease proposals or drafts, brochures, representations, and information conveyed, whether oral or written, between parties hereto or their respective representations or any other person purported to represent Landlord or Tenant. The Tenant acknowledges it has not been induced to enter into this Lease by any representations not set forth in the Leases, nor has it relied on any such representations. No such representations should be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such representations.
49.23.LANDLORD AND TENANT WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CONTRACT OR TORT CLAIM, COUNTERCLAIM, CROSS COMPLAINT, OR CAUSE OF ACTION IN ANY ACTION, PROCEEDING, OR HEARING BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE OR OCCUPANCY OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR DAMAGE OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY CURRENT OR FUTURE LAW, STATUTE, REGULATION, CODE, OR ORDINANCE.

/s/ ER /s/ SC LANDLORD’S INITIALS	/s/ MPM TENANT’S INITIALS

49.24.Landlord and Tenant share a commitment to operating the Project, Premises and the Building in a sustainable, environmentally-friendly manner, so as to reduce energy consumption, nonrecycled wastes, and their collective carbon footprints. Landlord and Tenant agree to the following terms and conditions in order to pursue these goals:
49.24.1.Sustainability Practices. For the purposes of this Lease, the term “Sustainability Practices” shall mean Landlord’s sustainability practices, programs, rules, and goals for the Project and/or the Building, as such practices, programs, rules, and goals may be adopted, modified, or amended from time to time.
49.24.2.Sustainable Building Operations. Tenant shall, at its sole cost and expense, comply with the requirements of the Sustainability Practices. Upon reasonable request from Tenant, Landlord shall promptly provide Tenant with a copy of Landlord’s then current Sustainability Practices, if any.
49.24.3.Permitted Use. Tenant shall not use or operate the Premises in any manner that will cause the Project, the Building or any part thereof to fail to comply with the Sustainability Practices or with the requirements of any third-party sustainability certification or rating for the Building.
49.24.4.Recycling and Waste Management. Tenant shall, at its sole cost and expense: (a) comply with Landlord’s recycling policy or program; (b) sort and separate its trash and recycling into such categories as required by Landlord; and (c) place sorted trash and recycling into receptacles as directed by Landlord.
49.24.5.Maintenance and Repairs. All maintenance and repairs performed by Tenant must comply with the Sustainability Practices.
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49.24.6.Alterations. All Alterations performed by Tenant must comply with the Sustainability Practices. Such Sustainability Practices include, without limitation, the use of low or no-VOC paints, solvents, and adhesives.
49.24.7.Removal at End of Lease Term. To the extent any equipment, furnishings, improvements, or other items required to be removed from the Premises by Tenant at the end of the term or any earlier termination of the Lease are to be recycled or disposed of, Tenant shall conduct such recycling or disposal in an environmentally sustainable manner and in accordance with applicable Laws and the Sustainability Practices. Tenant shall pay all costs, expenses, fines, penalties, and damages that may be imposed on Landlord, the Project, the Building or Tenant by reason of Tenant’s failure to comply with the provisions of this Section. The obligation of Tenant in the preceding sentence shall survive the expiration or earlier termination of the Lease.
49.24.8.Energy Providers. Landlord reserves the right to change electricity providers at any time and to purchase green or renewable energy for the Building.
49.24.9.Electricity Consumption. If Tenant is permitted or required pursuant to this Lease to contract directly with an electricity provider, Tenant shall pay all costs for separate electricity metering and shall submit to Landlord electricity consumption data in a format reasonably required by Landlord.
49.24.10.LEED Requirements. Tenant shall comply with such practices as Landlord deems appropriate in order for the Building or the Project to obtain or continue to comply with LEED certification requirements.
49.24.11.Reporting Requirements. Tenant shall provide information and data as reasonably requested by Landlord regarding Tenant’s use and occupancy of the Premises as necessary to allow Landlord to comply with reporting requirements imposed by applicable Laws, to apply for or maintain certifications or ratings for the Project, the Building, or to apply for fee waivers related to green or sustainable improvements.
49.24.12.Tenant Improvements. In addition to the costs described in the Work Letter, the costs of Tenant’s improvements shall include all reasonable costs associated with the Sustainability Practices, including any related documentation, registration, and certification. Tenant shall cause all contractors engaged by Tenant to comply with Landlord’s rules and regulations for the Project or the Building, including without limitation, the Sustainability Practices.
49.24.13.Energy Management. Tenant agrees to use reasonable efforts to operate Building’s mechanical, electrical, and plumbing systems efficiently so as to reduce water and energy usage and minimize waste and carbon emissions to the fullest extent possible. All electrical equipment or appliances installed by Tenant in the Premises must conform to the Building’s standards for energy management and connect to Building controls and monitoring systems, if any.
49.24.14.Sustainability Reporting Requirements. If required by law or in order for Landlord to maintain its “LEED Building” designation, Tenant shall provide and deliver sustainability consumption information and data (collectively, “Sustainability Information”) as reasonably requested by Landlord which shall include, without limitation, documentation relating to Tenant’s specific use and occupancy of the Premises in regard to sustainability objectives. Additionally, Tenant authorizes Landlord to request Tenant’s Sustainability Information from third parties including utility companies or vendors, as Landlord deems reasonably appropriate. Requested Sustainability Information may include, but shall not be limited to: (a) energy consumption (including electrical, gas and other) using EnergyStar energy performance rating or other agreed upon system, (b) estimate of carbon and other greenhouse gas emissions, (c) water consumption, (d) waste generated, and (e) environmental characteristics (shading, bikes, etc.). Landlord shall be entitled to utilize such Sustainability Information as it deems reasonably necessary, including, without limitation, for the following purposes: (a) monitoring and improving utility usage, (b) benchmarking the Project or the Building against any sustainable targets, (c) confirming the compliance of its sustainability practices, (d) maintaining, submitting or obtaining
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certifications or rating for the Project or the Building, or (e) applying for fee waivers, credits and/or rebates related to green or sustainable improvements.
49.25.Anti-Money Laundering/OFAC Requirements. Tenant represents and warrants as follows, with the understanding that the Landlord will rely on the accuracy of these representations and warranties to establish the Landlord’s compliance with the laws enforced by the United States Department of Treasury’s Office of Foreign Assets Control (“OFAC”), and any other applicable laws, rules, regulations and other legal requirements relating to the combating of money laundering and/or terrorism (i.e., Patriot Act).
49.25.1.If Tenant is an entity (e.g., a corporation, partnership, limited liability company, trust), (i) Tenant has exercised due diligence to establish the identity of each person who possesses the power, directly or indirectly, to direct or cause the direction of Tenant’s management and policies; (ii) if ownership interests in Tenant are not publicly traded on an exchange or an organized over-the-counter market that is regulated by any foreign government, or any governmental body or regulatory organization empowered by a foreign government to administer or enforce its laws as they relate to securities matters, Tenant has exercised due diligence to establish the identity of each person who holds, directly or indirectly, a beneficial interest in Tenant; and (iii) if Tenant is a financial intermediary (e.g., a bank, brokerage firm, depository), Tenant has exercised due diligence to establish the identity of each of its account holders (each of the foregoing persons listed in this Paragraph being an “Affiliated Person”). Tenant (x) maintains records of all documents it uses to verify the identities of its Affiliated Persons; (y) will maintain all such records for a period of at least five (5) years after the expiration of the Lease; and (z) will make such documentation available to the Landlord at any time upon request.
49.25.2.Tenant is not a “Prohibited Person” (as defined below), none of its Affiliated Persons is a Prohibited Person, and Tenant is not acquiring, and does not intend to enter into this Lease for the direct or indirect benefit of any Prohibited Person. Tenant acknowledges and agrees that if, at any time, the Landlord determines that Tenant is or may be a Prohibited Person, or that any Prohibited Person holds or may hold a direct or indirect interest in Tenant, the Landlord may, in its sole discretion, terminate the Lease.
49.25.3.For purposes of the foregoing representations and warranties, “Prohibited Person” means any person or entity that acts or has acted (i) in contravention of any statute, rule, regulation or other legal requirement to which that person is subject relating to the combating of terrorism and/or money laundering, or (ii) on behalf of any person or organization (A) residing or having a place of business in a country or territory subject to embargo under laws enforced by OFAC, or (B) identified as a terrorist, terrorist organization, specially designated national or blocked person by OFAC, any other department, agency, division, board, bureau or other instrumentality of the United States Government, or any recognized international organization, multilateral expert group or governmental or industry publication. OFAC’s lists of specially designated nationals, blocked persons and embargoed countries and territories can be found at www.treas.gov/ofac.
49.25.4.If Tenant becomes aware of any fact or circumstance that may render any of the foregoing representations and warranties inaccurate in any respect, Tenant will immediately notify the Landlord.
50.Contingency of Lease. Tenant acknowledges that (i) the Premises are currently being leased by Landlord to Alibaba Group (U.S.) Inc. (“Alibaba”), (ii) such lease is currently due to expire on October 31, 2020, and (iii) Alibaba has the option to extend the term of such lease by providing notice to Landlord on or before October 31, 2019. This Lease is entirely contingent upon (i) Alibaba not exercising its option to extend the term of its lease for the Premises, and (ii) Alibaba vacating the Premises in sufficient time such that Landlord can timely deliver the Premises as required in this Lease (collectively, the “Lease Contingencies”). Except as expressly set forth in this Section 50, Landlord shall not be liable to Tenant for any delays in delivery and/or tenancy of the Premises due to Alibaba either exercising its option to extend the term of its lease or “holding over” beyond October 31, 2020. If Alibaba exercises its option to extend the term of its lease, this Lease shall become null and void and of no further force or effect. If Alibaba does not exercise its option to extend the term of its lease and continues to “hold over” in the Premises for 60 days or more beyond October 31, 2020, Tenant, as its sole remedy, shall have the
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right to terminate this Lease upon written notice to the other until such time as Landlord provides written notice to Tenant that Aibaba has vacated the Premises. For clarity, if Alibaba continues to “hold over” in the Premises beyond October 31, 2020, subject to Tenant’s right to terminate pursuant to the foregoing, the Lease Commencement Date shall be delayed until Alibaba vacates the Premises and the Landlord tenders possession of the Premises to Tenant in the condition required hereunder.
51.Original Lease. Landlord and Tenant are parties to that certain Office Lease Agreement dated as of January 29, 2018, as amended by that certain First Amendment to Lease dated as of December 12, 2018 (collectively, the “Original Lease”) for those certain premises known as Suite 200 and Suite 400 in the Building. Tenant hereby acknowledges and agrees that an Event of Default under this Lease shall also be deemed Event of Default under the Original Lease, such that Landlord shall have the right to exercise all rights and remedies available to it in connection with such Event of Default that are available to it under the Original Lease (in addition to those available to it under this Lease), including, without limitation, applying the Security Deposit and/or the drawing on Letter of Credit (each as defined in the Original Lease), which Landlord is holding pursuant to the Original Lease, in accordance with the terms of the Original Lease.
[Signature page to follow]
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LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: October 9th, 2019
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 10/11/2019
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ADDENDUM NO. 1
TO OFFICE LEASE AGREEMENT
This Addendum No. 1 (“Addendum”) constitutes part of the Office Lease Agreement (“Lease”) dated as of October 11, 2019 between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”). The terms of this Addendum are incorporated in the Lease for all purposes. All capitalized terms not otherwise defined in this Addendum are defined by the terms of the Lease.
1.    BASIC MONTHLY RENT
Basic Monthly Rent during the initial Lease Term for the Premises shall be as follows:

Lease Period	Approximate Basic Monthly Rent Per Rentable Square Foot	Monthly Basic Rent for the Premises
Rent Commencement Date through the last day of the month in which the 1st anniversary of the Rent Commencement Date occurs	$5.00	$91,220.00
Months 13 – 24	$5.125	$93,500.50
Months 25 – 36	$5.25333333	$95,838.01
Months 37 – 48	$5.38416667	$98,233.96
Months 49 – 60	$5.51916667	$100,689.81
Months 61 – 72	$5.65666667	$103,207.06
Months 73 – 84	$5.79833333	$105,787.23
Months 85 – 96	$5.94333333	$108,431.91
Months 97 – 98	$6.09166667	$111,142.71
2.    CONDITION OF THE PREMISES
Tenant acknowledge that Tenant shall accept and occupy the Premises in its currently existing “as-is” condition pursuant to the terms of this Lease. Tenant acknowledges and agrees that Landlord has no obligation to improve the Premises, other than as may be set forth specifically in the Lease. In particular, Tenant acknowledges that any improvements or alterations needed to accommodate Tenant’s intended use shall be made solely at Tenant’s sole cost and expense, and strictly in accordance with the requirements of this Lease (including the requirement to obtain Landlord’s consent thereto), unless such improvements and alterations are specifically required of Landlord and expressly set forth in this Lease and in Exhibit “C”. Should tenant improvements be made to the Premises in the future, the Premises shall be constructed in accordance with the procedures outlined in Exhibit “C” of this Lease. Landlord shall have no responsibility to do any work required under any building codes or other governmental requirements not in effect or applicable on the Lease Commencement Date, including without limitation any requirements
American Assets Trust – Lease Form 8/18/2014    44

related to sprinkler retrofitting, seismic structural requirements, accommodation of disabled persons, or hazardous materials.
[Signature page to follow]
American Assets Trust – Lease Form 8/18/2014    45

Unless modified by this Addendum, each Lease Term remains unamended and in full force. The parties have executed this Addendum as of the date of the Lease.

LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: October 9th, 2019
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 10/11/2019
American Assets Trust – Lease Form 8/18/2014    46

EXHIBIT “A”
Project Site Plan
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EXHIBIT “B”
Floor Plan Premises
American Assets Trust – Lease Form 8/18/2014    48

EXHIBIT “C”
WORK LETTER
American Assets Trust – Lease Form 8/18/2014    49

EXHIBIT “D”
BUILDING RULES AND REGULATIONS
American Assets Trust – Lease Form 8/18/2014    50

EXHIBIT “E”
FORM OF SNDA
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FIRST AMENDMENT TO LEASE
This First Amendment to Lease (this “Amendment”) is made, for reference purposes only, on June 8, 2020 (the “Effective Date”), by and between AAT CC BELLEVUE, LLC, a Delaware limited liability company (“Landlord”), and SMARTSHEET, INC., a Washington corporation (“Tenant”), with reference to the following facts:
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement dated as of October 11, 2019 (as amended, the “Lease”) for that certain premises located at 500 108th Avenue NE, Suite 800, Bellevue, Washington 98004, consisting of approximately 18,244 Rentable Square Feet of commercial office space (the “Premises”).
B.    The parties desire to amend the Lease as set forth in this Amendment.
C.    All capitalized terms used in this Amendment unless specifically defined herein shall have the same meaning as the capitalized terms used in the Lease.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant agree as follows:
AGREEMENT
1.    Security Deposit / Letter of Credit. Upon the Effective Date, the Lease shall be amended to provide that Tenant may replace the Security Deposit in the amount of $111,142.71 with a Letter of Credit in the amount of $111,142.71 naming Landlord as beneficiary thereunder (the “Letter of Credit”) pursuant to the following terms and conditions set forth below. Should Tenant replace the Security Deposit with the Letter of Credit in accordance with the terms set forth herein, Landlord shall, within 30 days of Landlord’s receipt of such Letter of Credit, return the Security Deposit to Tenant.
1.1.    Letter of Credit. If Tenant so elects to replace the Security Deposit with the Letter of Credit, then the Letter of Credit shall be held by Landlord as third party security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Lease to be kept and performed by Tenant during the Lease Term and the following provisions shall apply:
1.1.1.    Letter of Credit. The Letter of Credit shall be an unconditional, irrevocable, negotiable standby letter of credit running in favor of Landlord and shall be a signed draft. The issuer of the Letter of Credit (the “Issuer”) shall (1) be a solvent, nationally recognized commercial bank that is acceptable to Landlord in its reasonable discretion, (2) have a branch located in San Diego County, California and Bellevue, Washington (provided that if the Issuer is Silicon Valley Bank (“SVB”), it shall be sufficient to have a branch located in Santa Clara, California) capable of honoring a demand upon such Letter of Credit and allow presentation of the Letter of Credit by overnight courier delivery and by facsimile presentation, (3) be chartered under the laws of the United States, any State thereof or the District of Columbia, (4) be insured by the Federal Deposit Insurance Corporation; and (5) have a long term rating of BBB+ or higher as rated by Standard & Poor’s (collectively, the “Letter of Credit Issuer Requirements”). Provided that SVB satisfies the Letter of Credit Issuer Requirements, Landlord confirms that SVB is an acceptable Issuer. The Letter of Credit shall be maintained in effect, whether through replacement, renew or extension, throughout the entire Lease Term and for an additional one hundred twenty (120) days following the expiration or earlier termination of the Lease. The Letter of Credit, and any extensions or renewals thereof, shall be substantially in the form and content as attached hereto as Exhibit “A”, shall be for a term of not less than one year or, if the remaining portion of the Lease Term is less than one year, then for such period plus one hundred twenty (120) days, and shall be irrevocable during that term. The Letters of Credit covering subsequent periods shall be obtained and delivered to Landlord not less than thirty (30) days prior to the expiration of the then-existing Letter of Credit, without any action whatsoever on the part of Landlord. The term for each such Letter of Credit shall begin no later than the expiration date of the previous Letter of Credit and shall comply with all requirements of this

Section 1.1. The Letter of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits” (2007 Revision) International Chamber Of Commerce Publication No. 600.
1.1.2.    Draws on Letter of Credit; Application of Proceeds. Landlord, or its then managing agent, shall have the right to draw upon the Letter of Credit or any renewal or extension thereof, in whole or in part, upon the occurrence of any one or more of the following events: (a) the occurrence of any default by Tenant under this Lease (following the expiration of any applicable notice and cure periods); (b) Tenant’s failure to deliver to Landlord, no less than 30 days prior to the expiration date of the Letter of Credit or any renewal or extension thereof, a renewal or extension of the Letter of Credit for a term of not less than one year and otherwise satisfying the requirements of this Section 1.1; (c) receipt of notice from the Issuer that it will not be extending the terms of the Letter of Credit or otherwise intends to terminate the Letter of Credit prior to the date that is one hundred twenty (120) days after the expiration of the Term of the Lease, unless Tenant provides a substitute Letter of Credit from another financial institution acceptable to Landlord in its reasonable discretion and otherwise satisfying the requirements of this Section 1.1 at least fifteen (15) business days prior to the termination of the existing Letter of Credit; or (d) any action by Tenant or the Issuer which, in Landlord’s reasonable judgment, may jeopardize its rights to draw on the Letter of Credit, including, without limitation, Tenant filing a voluntary petition under the Federal Bankruptcy Code or an involuntary petition being filed against Tenant under the Federal Bankruptcy Code. Landlord shall have sole authority and discretion to draw under the Letter of Credit in accordance with the terms thereof. Within five (5) days after any such draw, Tenant shall reinstate the amount available under the Letter of Credit to the required amount as provided herein, and Tenant’s failure to do so shall constitute an incurable default by Tenant under this Lease. Proceeds of any draw upon the Letter of Credit may be applied by Landlord to the payment of accrued and unpaid Rent, Additional Rent, interest, late charges, reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, or any other costs, liabilities or damages arising out of Tenant’s obligations under this Lease, in such manner as Landlord in its sole discretion, deems appropriate. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and all other Laws or principle of Law, rules and regulations applicable to security deposits in the commercial context (the “Security Deposit Law”) shall have no applicability or relevancy thereto and (B) Tenant waives the provisions of any Law or principle of Law and all rights, duties and obligations either party may have now, or in the future, will have relating to or arising from the Security Deposit Law with respect to Landlord’s ability to apply the proceeds of the Letter of Credit against reserved Rent, future Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease. Furthermore, upon lawful termination of this Lease as a result of Tenant’s default, Landlord shall be entitled to immediately apply the proceeds of the Letter of Credit against damages computed under this Lease and/or applicable Law (including, without limitation, accrued and unpaid Rent, reserved Rent, accelerated Rent, and any and all damages calculated pursuant to Article 25 of the Lease, without the requirement that Tenant first be given notice and an opportunity to cure, and notwithstanding that the damages have not been finally adjudicated by the court).
1.1.3.    General Terms. Each Letter of Credit shall provide that it will be honored upon a signed statement by Landlord or its agent that moneys are due and owing to Landlord under the Lease, and shall require no signature or statement from any party other than Landlord or its agent. No notice to Tenant shall be required to enable Landlord to draw upon the Letter of Credit (provided that the foregoing shall not affect or reduce Landlord’s obligations to provide notice and/or cure periods for Tenant defaults as and to the extent expressly required elsewhere in this Lease). Each Letter of Credit shall allow for partial draws. Each Letter of Credit shall be fully assignable by Landlord and provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to the Lease. In the event of a transfer of Landlord’s interest in the Property (or any portion thereof containing the Premises), Landlord shall have the right to transfer the Letter of Credit in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the Letter of Credit to a new landlord. Tenant shall cooperate with any such transfer of the Letter of Credit by Landlord, at no out-of-pocket expense to Tenant. If the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, then Tenant shall obtain a replacement Letter of Credit within thirty (30) days of such act from another Issuer. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
1.1.4.    Independent Contract. Tenant acknowledges and agrees that the Letter of Credit constitutes a separate and independent contract between Landlord and the Issuer, and that Tenant is not a third party beneficiary of such. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the Issuer in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof and that, in the event Tenant becomes a debtor under any chapter of the Federal Bankruptcy Code, neither the Letter of Credit nor any proceeds or right to draw on the Letter of Credit will be considered property of the Tenant’s bankruptcy estate, and neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of any provision of the Federal Bankruptcy Code, including but not limited to Section 502(b)(6) of the Federal Bankruptcy Code [11 U.S.C.A. § 502(b)(6)].
1.1.5.    Release of Letter of Credit. Provided there is no default or condition which but for the furnishing of notice or the passage of time would constitute a default under this Lease, Landlord shall release its rights in the Letter of Credit and surrender the Letter of Credit to the Issuer within one hundred twenty (120) days following the expiration or earlier termination of the Lease.
2.    Reserved.
3.    Real Estate Brokers. Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, with any real estate broker or sales person to act for it in connection with this Amendment or dealt with any real estate broker or sales person in connection with this Amendment other than Washington Partners Corporate Real Estate, Inc. Tenant also agrees to indemnify, defend and hold harmless Landlord from and against any and all claims by any real estate broker or salesman whom the Tenant authorized or employed, or acted by implication to authorize or employ, to act for Tenant in connection with this Amendment, or with any broker or sales person with whom Tenant dealt in connection with this Amendment Washington Partners Corporate Real Estate, Inc.
4.    Confirmation. Except, as and to the extent modified by this Amendment, all provisions of the Lease shall remain in full force and effect. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms in this Amendment shall control.
5.    Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, each of which shall be deemed an original for all purposes, and all counterparts shall constitute one and the same instrument.
[Signature page to follow]

IN WITNESS WHEREOF, Landlord and Tenant agree to the foregoing as evidenced by affixing their signatures below.

LANDLORD:	TENANT:
AAT CC BELLEVUE, LLC, a Delaware limited liability company	SMARTSHEET, INC., a Washington corporation
By: American Assets Trust Management, LLC, a Delaware limited liability company, as Agent	By: /s/ Mark Mader
Name: Mark Mader
By: /s/ Ernest Rady	Title: CEO
Ernest Rady
President and CEO	Dated: 6/30/2020
By: /s/ Steven M. Center
Steven M. Center
V.P. of Office Properties

Dated: 682020

EXHIBIT “A”
[FORM OF LETTER OF CREDIT]